UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04041

GE INVESTMENTS FUNDS, INC.

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices)(Zip code)

GE Asset Management, Inc.

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/15

Item 1.	Reports to Stockholders

GE Investments Funds, Inc.

Core Value Equity Fund

Annual Report

December 31, 2015

GE Investments Funds, Inc.

Core Value Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2015 (Unaudited)

The information provided on the performance pages relates to the GE Investments Core Value Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2016 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

1

Core Value Equity Fund	(Unaudited)

Paul C. Reinhardt

Senior Vice President

Stephen V. Gelhaus

Senior Vice President

The Core Value Equity Fund is co-managed by Paul C. Reinhardt and Stephen V. Gelhaus. Messrs. Reinhardt and Gelhaus both manage the Fund as a collaborative team. Both portfolio managers have the authority to increase or decrease existing positions in the Fund; however, Mr. Reinhardt, as lead manager, is vested with the authority to purchase securities that are new to the Fund or to divest the Fund of its entire position in a security. Mr. Reinhardt also has veto authority over Mr. Gelhaus’ trade decisions.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. equities group from 1995 through 2001 and became an associate portfolio manager for the Fund in August 1999.

Q.	How did the Core Value Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2015?

A.	For the twelve-month period ended December 31, 2015, the Core Value Equity Fund returned -4.56. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 1.38% and the Fund’s Morningstar peer group of 324 U.S. Insurance Large Blend Funds returned an average of -0.53% over the same period.

Q.	What market conditions impacted the Fund’s performance?

A.	Market developments for the fiscal year included: 1) a sharp drop in crude-oil and other commodity prices; 2) concerns about a slowdown in emerging markets specifically China and 3) fluctuating 10-year US Treasury yields as investors debated the timing of the Fed’s first rate hike. In the second half of the year, market volatility increased dramatically, and the US Equity market experienced its first 10% correction in four years. Investors worried about China’s slowing economy and the Federal Reserve’s pending interest-rate actions. S&P 500 Index sectors had a significant divergence in performance, with consumer discretionary, health care, consumer staples and technology stocks generating the most positive twelve-month returns, while the energy, materials, utilities, industrial and financials sectors generated negative performance. In the past year, the growth style of investing significantly outperformed value driven in part by energy’s pullback and leadership among highly-valued momentum stocks.

Q.	What were the primary drivers behind Fund performance?

A.

The underperformance compared to the S&P 500 Index benchmark was driven in part by a sector overweight in energy, and stock selection in energy, IT, consumer discretionary, utilities and financials. With respect to energy, the S&P 500 Index energy sector declined 21% for the Fund’s fiscal year, and the Fund started the year overweight versus the benchmark. In addition, the Fund was overweight in energy service and energy & exploration companies that underperformed the average energy stock. Within the IT sector, an overweight in Applied Materials detracted from performance, as a proposed merger with Tokyo Electron fell through. In addition, global GDP and IT market-specific growth concerns caused underperformance in Qualcomm, EMC Corp., Hewlett-Packard, Oracle and Western Digital, all over-weighted holdings. In consumer discretionary, Amazon.com (not owned) detracted as an expensive stock that does not meet our filters for valuation. In addition, the portfolio’s media holdings underperformed as “cord cutting” concerns from internet-based

2

Unaudited)

viewing options continued to pressure traditional content and cable distribution companies like Time Warner and Comcast. Positions in independent power producers NRG Energy and Calpine caused utility-sector underperformance, as independent power producers underperformed due to concerns over declining power prices. Within financials, asset managers weighed on returns, as did an overweight in American Express (-15% return). In general, defensive consumer, REIT and utility companies were outperformers for the fiscal year and the portfolio was underweighted.

The Fund’s aerospace and defense holdings, including Boeing (+14%), Hexcel (+13%) and Honeywell (+6%), were key positive contributors for the year within industrials. In addition, the Fund had positive stock selection in health care driven by the overweight in Boston Scientific (+39%). This holding’s fundamentals were boosted by margin-improvement initiatives and introduction of new, high-growth medical products. Actavis (+21%) and Cardinal Health (+13%) added to relative strength. Other significant contributors included Google (+47%), Mondelez (+25%) and Delphi Automotive (+19%).

To sum up, the portfolio is being managed with a relative-value discipline, with exposure to all economic sectors. Overall, our sector allocation detracted from performance, as the portfolio was overweighted in energy and underweighted in information technology and consumer staples. This was due to our viewpoint that defensive stocks and high-growth internet and technology stocks were relatively overviewed. Among stock-specific holdings, several fundamental and regulatory events detracted from returns, particularly in utilities and financials. Finally, we believed that crude-oil prices would recover during the year, when in fact they fell.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund continues to invest in companies with attractive valuations, high free-cash flow generation, and strong management teams. The Fund stood at 68 holdings at December 31st — down net one position from the beginning of the year. At the fiscal year-end, the Fund was positioned to take advantage of opportunities in financials and industrials, as well as an industry emphasis in large-cap pharma, communications equipment, media and auto components. We remain confident that investor preferences for select growth and high-priced defensive stocks will move back towards value over the next year.

In terms of positioning changes, the Fund lightened its exposure in consumer discretionary, as Target and Autozone were eliminated. Consumer staples and telecom exposures were also reduced further. The Fund used proceeds to increase positions in several high-quality large-cap multi-nationals at attractive valuations. We also bolstered holdings in health care and financials — given decent earnings growth at attractive prices. The Fund maintained its underweight in information technology, given high valuations relative to fundamentals.

3

Core Value Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	955.30	5.17
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,019.91	5.35

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.05% (for the period July 1, 2015 – December 31, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Core Value Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income. The Fund seeks to achieve its objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in U.S. companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.

Top Ten Largest Holdings

(as a % of Fair Value of Investments of $14,257 (in thousands) on December 31, 2015) (a)(b)

Alphabet Inc., Class A	3.47%
Johnson & Johnson	2.92%
Apple Inc.	2.71%
JPMorgan Chase & Co.	2.67%
Cisco Systems Inc.	2.47%
PepsiCo Inc.	2.43%
Wells Fargo & Co.	2.40%
Bank of America Corp.	2.39%
Exxon Mobil Corp.	2.39%
Allergan PLC	2.36%

Sector Allocation

Portfolio composition as a % of Fair Value of Investments of

$14,257 (in thousands) on December 31, 2015  (a)(b))

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/15

	One Year	Five Year	Ten Year
Number of funds in peer group	324	295	267
Peer group average annual total return	(0.53)%	10.48%	6.08%
Morningstar Category in peer group: U.S. Insurance Large Blend

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2015

Class 1 Shares (Inception date: 4/28/00)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Core Value Equity Fund	(4.56)%	9.59%	6.77%	$19,244
S&P 500 Index	1.38%	12.57%	7.31%	$20,242

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Core Value Equity Fund

Schedule of Investments	December 31, 2015

Core Value Equity Fund

	Number of Shares	Fair Value

Common Stock — 93.7%†

Aerospace & Defense — 4.7%

General Dynamics Corp.	463	$63,598
Hexcel Corp.	2,698	125,322
Honeywell International Inc.	2,898	300,146
The Boeing Co.	1,218	176,110
		665,176

Agricultural Products — 1.0%

Archer-Daniels-Midland Co.	3,707	135,973

Airlines — 1.3%

Delta Air Lines Inc.	3,565	180,710

Asset Management & Custody Banks — 4.6%
Ameriprise Financial Inc.	2,081	221,460
Invesco Ltd.	6,696	224,182
State Street Corp.	3,083	204,588	(a)
		650,230

Auto Parts & Equipment — 1.7%

Delphi Automotive PLC	2,821	241,844

Automobile Manufacturers — 1.5%

Ford Motor Co.	15,414	217,183

Automotive Retail — 0.5%

Advance Auto Parts Inc.	462	69,536

Biotechnology — 4.0%
Amgen Inc.	1,850	300,311
Gilead Sciences Inc.	2,612	264,308
		564,619

Broadcasting — 0.7%

CBS Corp., Class B	2,004	94,449

Cable & Satellite — 2.2%

Comcast Corp., Class A	5,484	309,462

Communications Equipment — 3.4%

Cisco Systems Inc.	12,948	351,603
QUALCOMM Inc.	2,702	135,059
		486,662

Consumer Finance — 1.6%

Discover Financial Services	4,162	223,166

Diversified Banks — 8.1%

Bank of America Corp.	20,278	341,279

	Number of Shares	Fair Value

Citigroup Inc.	1,850	$95,737
JPMorgan Chase & Co.	5,756	380,069
Wells Fargo & Co.	6,294	342,142
		1,159,227

Drug Retail — 0.8%

CVS Health Corp.	1,144	111,849

Electric Utilities — 1.7%

NextEra Energy Inc.	2,353	244,453

General Merchandise Stores — 1.8%

Dollar General Corp.	3,592	258,157

Healthcare Distributors — 1.7%

Cardinal Health Inc.	2,728	243,529

Healthcare Equipment — 2.8%

Boston Scientific Corp.	14,952	275,715	(b)
Stryker Corp.	1,353	125,748
		401,463

Home Improvement Retail — 1.7%

Lowe’s Companies Inc.	3,283	249,639

Household Products — 0.8%

The Procter & Gamble Co.	1,393	110,618

Independent Power Producers & Energy Traders — 0.4%

Calpine Corp.	4,416	63,900	(b)

Industrial Machinery — 1.5%

Ingersoll-Rand PLC	3,854	213,088

Integrated Oil & Gas — 4.4%

Cenovus Energy Inc.	4,553	57,459
Exxon Mobil Corp.	4,376	341,109
Occidental Petroleum Corp.	3,494	236,229
		634,797

Integrated Telecommunication Services — 1.4%

Verizon Communications Inc.	4,316	199,486

Internet Software & Services — 4.3%

Alphabet Inc., Class A	635	494,036	(b)
eBay Inc.	4,357	119,731	(b)
		613,767

IT Consulting & Other Services — 0.9%

Cognizant Technology Solutions Corp., Class A	2,050	123,041	(b)

Life & Health Insurance — 1.2%

Lincoln National Corp.	3,392	170,482

See Notes to Schedules of Investments and Notes to Financial Statements.

6

Core Value Equity Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Movies & Entertainment — 1.5%

Time Warner Inc.	3,391	$219,296

Multi-Line Insurance — 1.5%

The Hartford Financial Services Group Inc.	4,978	216,344

Oil & Gas Equipment & Services — 1.5%

Schlumberger Ltd.	3,112	217,062

Oil & Gas Exploration & Production — 1.7%

Hess Corp.	3,682	178,503
Marathon Oil Corp.	5,596	70,454
		248,957

Packaged Foods & Meats — 1.3%

Mondelez International Inc., Class A	4,146	185,907

Paper Packaging — 0.5%

Packaging Corporation of America	1,079	68,031

Pharmaceuticals — 8.5%

Allergan PLC	1,077	336,562	(b)
Johnson & Johnson	4,055	416,530
Merck & Company Inc.	5,858	309,420
Pfizer Inc.	4,779	154,266
		1,216,778

Property & Casualty Insurance — 0.9%

ACE Ltd.	1,151	134,494

Railroads — 0.5%

CSX Corp.	2,620	67,989

Regional Banks — 0.5%

First Republic Bank	1,141	75,374

Research & Consulting Services — 1.7%

Nielsen Holdings PLC	5,097	237,520

Semiconductor Equipment — 1.6%

Applied Materials Inc.	12,332	230,238

Soft Drinks — 2.4%

PepsiCo Inc.	3,468	346,523

Specialized REITs — 2.5%

American Tower Corp.	2,620	254,009
Extra Space Storage Inc.	1,187	104,705
		358,714

	Number of Shares	Fair Value

Systems Software — 2.4%

Oracle Corp.	6,320	$230,870
VMware Inc., Class A	1,897	107,313	(b)
		338,183

Technology Hardware, Storage & Peripherals — 3.7%

Apple Inc.	3,669	386,199	(d)
HP Inc.	7,090	83,945
Western Digital Corp.	1,079	64,794
		534,938

Trading Companies & Distributors — 0.3%

United Rentals Inc.	617	44,757	(b)

Total Common Stock (Cost $12,132,526)		13,377,611

Exchange Traded Funds — 1.5%

Financial Select Sector SPDR Fund	1,837	43,684
Industrial Select Sector SPDR Fund	3,312	175,569

Total Exchange Traded Funds (Cost $142,660)		219,253

Total Investments in Securities (Cost $12,275,186)		13,596,864

Short-Term Investments — 4.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.09% (Cost $660,241)		660,241	(c,d,e)

Total Investments (Cost $12,935,427)		14,257,105

Other Assets and Liabilities, net — 0.2%		21,958

NET ASSETS — 100.0%		$14,279,063

Other Information:

The Fund had the following long futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2016	4	$407,080	$5,146

See Notes to Schedules of Investments and Notes to Financial Statements.

7

Notes to Schedule of Investments	December 31, 2015

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(b)	Non-income producing security.

(c)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	At December 31, 2015, all or a portion of this security was pledged to cover collateral requirements for futures.

(e)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2015.

Abbreviations:

REIT	—	Real Estate Investment Trust

SPDR	—	Standard and Poor’s Depositary Receipt

8

Financial Highlights

Selected data based on a share outstanding throughout the periods indicated

	12/31/15	12/31/14		12/31/13		12/31/12		12/31/11
Inception date	—	—		—		—		4/28/00
Net asset value, beginning of period	$11.03	$11.89		$9.67		$8.63		$8.85
Income/(loss) from investment operations:
Net investment income	0.11	0.12		0.11		0.12		0.08
Net realized and unrealized gains/(losses) on investments	(0.59)	1.26		3.09		1.04		(0.22)
Total income/(loss) from investment operations	(0.48)	1.38		3.20		1.16		(0.14)
Less distributions from:
Net investment income	0.11	0.11		0.11		0.12		0.08
Net realized gains	0.98	2.13		0.87		—		—
Total distributions	1.09	2.24		0.98		0.12		0.08
Net asset value, end of period	$9.46	$11.03		$11.89		$9.67		$8.63
TOTAL RETURN (a)	(4.56)%	11.51%		33.08%		13.41%		(1.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$14,279	$17,025		$17,993		$15,523		$16,251
Ratios to average net assets:
Net expenses	1.05%	1.01%	(b)	1.02%	(b)	1.08%	(b)	1.28%	(b)
Gross expenses	1.05%	1.01%		1.02%		1.08%		1.28%
Net investment income	0.91%	0.88%		0.89%		1.14%		0.80%
Portfolio turnover rate	43%	50%		43%		62%		49%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2015

ASSETS
Investments in securities, at fair value (cost $12,275,186)	$13,596,864
Short-term investments, at fair value (cost $660,241)	660,241
Cash	2,600
Receivable for investments sold	28,275
Income receivables	19,262
Receivable for fund shares sold	51,043
Total assets	14,358,285
LIABILITIES
Payable for investments purchased	21,035
Payable to GEAM	7,912
Accrued other expenses	46,435
Variation margin payable on open futures contracts	3,840
Total liabilities	79,222
NET ASSETS	$14,279,063
NET ASSETS CONSIST OF:
Capital paid in	$12,922,726
Undistributed (distributions in excess of) net investment income	(1)
Accumulated net realized gain	29,514
Net unrealized appreciation (depreciation) on:
Investments	1,321,678
Futures	5,146
NET ASSETS	$14,279,063

Shares outstanding ($0.01 par value; unlimited shares authorized)	1,509,998
Net asset value per share	$9.46

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the Year ended December 31, 2015

INVESTMENT INCOME
Income
Dividend	$309,361
Interest	90
Less: Foreign taxes withheld	(990)
Total income	308,461
Expenses
Advisory and administration fees	102,957
Directors’ fees	846
Custody and accounting expenses	32,020
Professional fees	19,452
Other expenses	9,655
Total expenses	164,930
Net investment income	$143,531
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$1,186,034
Futures	(9,488)
Foreign currency transactions	(4)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(2,032,203)
Futures	5,146
Net realized and unrealized gain (loss) on investments	(850,515)
Net decrease in net assets resulting from operations	$(706,984)

The accompanying Notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$143,531	$153,662
Net realized gain (loss) on investments, futures and foreign currency transactions	1,176,542	2,750,432
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(2,027,057)	(984,838)
Net increase (decrease) from operations	(706,984)	1,919,256
Distributions to shareholders from:
Net investment income	(142,667)	(142,021)
Net realized gains	(1,323,704)	(2,745,234)
Total distributions	(1,466,371)	(2,887,255)
Increase (decrease) in assets from operations and distributions	(2,173,355)	(967,999)
Share transactions:
Proceeds from sale of shares	260,975	256,064
Value of distributions reinvested	1,466,371	2,887,255
Cost of shares redeemed	(2,300,168)	(3,142,998)
Net increase (decrease) from share transactions	(572,822)	321
Total increase (decrease) in net assets	(2,746,177)	(967,678)

NET ASSETS
Beginning of year	17,025,240	17,992,918
End of year	$14,279,063	$17,025,240
Undistributed (distributions in excess of) net investment income, end of year	$(1)	$1,374

CHANGES IN FUND SHARES
Shares sold	24,989	20,433
Shares issued for distributions reinvested	152,588	259,879
Shares redeemed	(210,528)	(250,845)
Net increase (decrease) in fund shares	(32,951)	29,467

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2015

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is currently composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund (the “Fund”), Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into various types of derivative

13

Notes to Financial Statements	December 31, 2015

transactions (such as options, futures, and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the year ended December 31, 2015, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect

14

Notes to Financial Statements	December 31, 2015

our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

15

Notes to Financial Statements	December 31, 2015

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$13,377,611	$—	$—	$13,377,611
Exchange Traded Funds	219,253	—	—	219,253
Short-Term Investments	660,241	—	—	660,241

Total Investments in Securities	$14,257,105	$—	$—	$14,257,105

Other Financial Instruments*
Long Futures Contracts — Unrealized Appreciation	$5,146	$—	$—	$5,146

†	See Schedule of Investments for Industry Classification.

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2015.

	Asset Derivatives December 31, 2015			Liability Derivatives December 31, 2015
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	5,146	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	3,388,337/ (2,976,909)	(9,488)	5,146

During the year ended December 31, 2015, the Fund had an average notional value of $395,823 and $207,980 on long and short futures contracts, respectively. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2015.

16

Notes to Financial Statements	December 31, 2015

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.20% (0.125% prior to October 28, 2015) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally is borne proportionally based upon net assets. In addition, the Company had a $100 million uncommitted, unsecured line of credit with State Street, which expired effective October 28, 2015. Generally, borrowings under the credit facilities would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2015.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

7.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2015, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$6,607,371	$8,943,773

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2012, 2013, 2014, and 2015 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2015, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Gross Tax		Net Tax Appreciation/ (Depreciation)
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
$13,016,470	$1,927,916	$(687,281)	$1,240,635	$5,146	$—	$161,084	$(45,381)

17

Notes to Financial Statements	December 31, 2015

As of December 31, 2015, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2015 as follows:

Capital	Ordinary
$(45,380)	$(1)

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2015	$142,090	$1,324,281	$1,466,371
2014	298,231	2,589,024	2,887,255

Distributions to Shareholders  The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) gains and losses on foreign currency, distributions from Real Estate Investment Trusts, dividend re-designations, investments in futures, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2015 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$(2,239)	$2,239	$—

18

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Value Equity Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Core Value Equity Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2016

19

Tax Information	(Unaudited)

For the year ended December 31, 2015, the Fund hereby designates $1,324,281 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

20

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 16 and December 18, 2015.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparisons to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to the continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit, including a platform that increases the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund

21

Advisory and Administrative Agreement Renewal	(Unaudited)

represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance (although the Fund’s 10 year performance remained competitive). The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall, taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability to GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

22

Advisory and Administrative Agreement Renewal	(Unaudited)

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, although the expense ratios were among the highest in the applicable peer group ranges, the Fund’s advisory fee was within the applicable peer group range. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees, considered in relation to the services provided to the Fund, supported the Board’s approval of the investment advisory agreement.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund.

23

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Director and President

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Director and Executive Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President & Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years  Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Robert Herlihy

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Chief Compliance Officer

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 years  Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

24

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

25

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

26

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Income Fund

Annual Report

December 31, 2015

GE Investments Funds, Inc.

Income Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2015 (Unaudited)

The information provided on the performance pages relates to the GE Investments Income Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2016 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

Income Fund	(Unaudited)

William M. Healey

Senior Vice President

and Chief Investment

Officer — Core Fixed

Income Investments

Mark H. Johnson

Senior Vice President

and Chief Investment

Officer — Insurance

and Long Duration

The Income Fund is co-managed by William M. Healey and Mark H. Johnson. Messrs. Healey and Johnson are each responsible for a portion of the Fund, the size of which is determined by consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his portion of the Fund independent of the other, they are highly collaborative and communicative.

William M. Healey is a Senior Vice President and Chief Investment Officer — Core Fixed Income Investments of GE Asset Management. He has served on the portfolio management team for the Income Fund since September 1997. Mr. Healey joined GE Asset Management in April 1996 as a portfolio manager, became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer — Core Fixed Income Investments in April 2012. Prior to joining GE Asset Management, Mr. Healey spent over 11 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer — Insurance and Long Duration of GE Asset Management. He has been a member of the portfolio management team for the Income Fund since 2007. Mr. Johnson joined GE in 1998 and GE Asset Management as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer — Long Duration Fixed Income & Insurance Investments in April 2012. Prior to joining GE Asset Management, Mr. Johnson held positions at various insurance companies and public accounting firms.

Q.	How did the GE Investments Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2015?

A.	For the twelve-month period ended December 31, 2015, the Income Fund returned -0.42%. The Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 0.55% and the Fund’s Morningstar peer group of 219 U.S. Insurance Intermediate-Term Bond funds returned an average of 0.06% over the same period.
Q.	What market factors affected the Fund’s performance?

A.	The two major factors which affected the Fund’s performance were the movement in interest rates and credit spreads. The 10-year US Treasury note finished the year at 2.3%, up just 10 bps but traded down to 1.65% in January, then moved to 2.5% by the end of June before drifting down by year end as inflation remained well below the Fed’s target of 2%. The 2-year treasury yield, basically unchanged for the first nine months of the year, jumped from 0.65% to 1.05% in the fourth quarter as expectations for a Fed Funds rate hike became reality in December. Economic growth in the US slowed from 3% in Q1 to 2% (Bloomberg estimate) in Q4 as the price of oil plummeted over 30% and the US dollar rose 9% versus a basket of major world currencies. As economic growth decelerated credit spreads widened putting pressure on corporate bond prices. The option-adjusted spread (OAS) of the Barclays Investment Grade Bond Index widened 35 bps beginning in May and the OAS of Barclays US High Yield Index hurt primarily by the energy sector widened 180 bps.

Q.	What were the primary drivers of Fund performance?

A.

The primary driver of the Fund’s underperformance versus its benchmark was the allocation to high yield securities which are not in the index. The significant widening of credit spreads resulted in a negative return for the high yield market of -4.5% and while the Fund was not heavily exposed to energy companies, the allocation was the largest performance detractor. The overweight in high grade corporate bonds also negatively impacted the Fund’s total return. Security selection among the high grade credit sector, primarily underweight commodity-related sectors and overweight financials, and residential mortgage-backed securities contributed positively to the Fund’s

(Unaudited)

performance. Tactically trading the Fund’s duration relative to the index, as treasury yields bounced within a range, also benefited the Fund.

Q.	Were there any significant changes to the Fund during the period?

A.	The most significant change to the Fund was a general increase in the allocation to spread sectors during the year. The allocation to high grade credit started the year slightly overweight and ended the year 10% overweight by market value, which added roughly 0.3 years to the Fund’s spread duration. The allocation to commercial mortgage-backed securities was also increased from 3% to 10% overweight by market value and from 0.1 to 0.5 spread duration contribution. The Fund’s duration was tactically traded within neutral to 0.5 years long relative to the benchmark during the period.

Income Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	999.20	5.95
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,019.26	6.01

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.18%** (for the period July 1, 2015 - December 31, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

Income Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in debt securities.

Quality Ratings

(as a % of Fair Value of Investments of $29,458 (in thousands) on December 31, 2015) (a)(b)

Moody’s / S&P /Rating*	Percentage of Fair Value

Aaa / AAA	11.0%

Aa / AA	42.1%

A / A	10.0%

Baa / BBB	22.0%

Ba / BB and lower	10.2%

NR / Other	4.7%

100.0%

Sector Allocation

Portfolio composition as a % of Fair Value of Investments of $29,458 (in thousands) on December 31, 2015  (a)(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/15

	One Year	Five Year	Ten Year
Number of funds in peer group	219	202	166
Peer group average annual total return	0.06%	3.20%	4.16%
Morningstar Category in peer group: U.S. Insurance Intermediate-Term Bond

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2015

Class 1 Shares (Inception date: 1/3/95)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Income Fund	-0.42%	3.19%	3.49%	$14,094
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%	$15,552

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or &P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, GEAM develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

Income Fund

Schedule of Investments	December 31, 2015

Income Fund

		Principal Amount	Fair Value
Bonds and Notes — 96.2%†

U.S. Treasuries — 13.2%

U.S. Treasury Bonds
2.50%	02/15/45	$14,500	$12,983	(a)
3.13%	11/15/41	645,000	664,990	(a)
U.S. Treasury Notes
0.63%	07/31/17	165,000	164,084	(a)
0.88%	10/15/18	465,000	459,923	(a)
1.38%	10/31/20	345,200	339,186	(a)
1.88%	10/31/22	1,323,600	1,306,871	(a)
2.00%	08/15/25	814,400	794,027	(a)
			3,742,064

Agency Mortgage Backed — 25.1%

Federal Home Loan Mortgage Corp.
4.50%	06/01/33 - 02/01/35	7,003	7,571	(a)
5.00%	07/01/35 - 06/01/41	220,215	245,400	(a)
5.50%	05/01/20 - 01/01/38	84,227	94,739
6.00%	04/01/17 - 05/01/20	4,485	4,637
6.00%	04/01/29 - 11/01/37	197,227	223,866	(a)
6.50%	02/01/29	105	120	(a)
7.00%	10/01/16	117	117
7.00%	06/01/29 - 08/01/36	36,532	41,040	(a)
7.50%	01/01/30 - 09/01/33	4,684	5,010	(a)
8.00%	11/01/30	6,068	6,515	(a)
8.25%	06/01/26	60,000	80,900	(b)
8.50%	04/01/30	6,899	8,387	(a)
Federal National Mortgage Assoc.
2.22%	04/01/37	1,041	1,060	(c)
3.00%	02/01/43 - 06/01/43	1,075,446	1,079,479	(a)
3.50%	11/01/42 - 08/01/45	798,876	824,636	(a)
4.00%	05/01/19 - 06/01/19	19,195	20,010
4.00%	01/01/41 - 03/01/44	560,104	595,098	(a)
4.50%	05/01/18 - 08/01/20	44,527	46,281
4.50%	07/01/33 - 01/01/41	553,677	599,126	(a)
5.00%	03/01/34 - 08/01/35	90,673	101,171	(a)
5.50%	06/01/20 - 11/01/35	107,101	116,798
5.50%	12/01/32 - 01/01/39	223,754	251,010	(a)
6.00%	10/01/19 - 03/01/21	8,706	9,164
6.00%	02/01/33 - 07/01/35	320,059	365,327	(a)
6.50%	07/01/17 - 03/01/19	6,727	6,928
6.50%	05/01/24 - 08/01/34	43,465	49,583	(a)
7.00%	10/01/16 - 08/01/17	3,566	3,651
7.00%	01/01/30 - 02/01/34	9,592	10,272	(a)
7.50%	11/01/22 - 12/01/33	29,673	32,364	(a)
8.00%	08/01/25 - 01/01/33	14,928	16,849	(a)
9.00%	12/01/17 - 12/01/22	1,659	1,797	(a)
2.50%	TBA	323,154	325,046	(d)
3.50%	TBA	305,926	315,531	(d)
4.00%	TBA	149,417	158,070	(d)

		Principal Amount	Fair Value
Government National Mortgage Assoc.
1.63%	12/20/24	$1,443	$1,495	(c)
1.75%	02/20/23 - 02/20/26	4,943	5,034	(c)
3.00%	04/20/43	152,549	155,162
3.00%	06/20/43	124,674	126,810	(a)
3.50%	05/20/43	73,921	77,246	(a)
4.00%	01/20/41 - 04/20/43	263,771	282,446	(a)
4.50%	08/15/33 - 09/15/34	70,369	76,409
4.50%	03/20/41	134,546	146,538	(a)
6.00%	04/15/27 - 09/15/36	131,978	151,318
6.50%	04/15/19 - 08/15/36	62,740	71,610
7.00%	01/15/28 - 10/15/36	41,183	44,985
7.50%	11/15/31	384	385
8.50%	10/15/17	1,007	1,037
9.00%	11/15/16 - 12/15/21	3,088	3,200
3.00%	TBA	210,648	213,428	(d)
5.00%	TBA	100,000	109,540	(d)
			7,114,196

Agency Collateralized Mortgage Obligations — 0.5%

Federal Home Loan Mortgage Corp.
0.08%	09/25/43	671,332	1,911	(c,e)
Federal Home Loan Mortgage Corp. REMIC
3.50%	09/15/29 - 11/15/30	127,786	10,923	(e)
5.50%	06/15/33	37,581	7,861	(e)
6.27%	08/15/25	60,249	5,936	(c,e)
7.50%	07/15/27	3,097	410	(e)
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27	413	375	(f,g)
5.62%	08/15/43	81,556	17,624	(c,e)
8.00%	02/01/23 - 07/01/24	1,422	299	(e)
Federal National Mortgage Assoc. REMIC
0.51%	12/25/22	78	75	(f,g)
1.22%	12/25/42	38,075	1,265	(c,e)
5.00%	09/25/40	72,789	7,816	(e)
5.58%	07/25/38	16,577	2,288	(c,e)
7.00%	09/25/20	192	204
7.08%	05/25/18	38,471	2,165	(c,e)
8.00%	05/25/22	2	28	(e)
Federal National Mortgage Assoc. STRIPS
1.87%	12/25/34	33,376	30,865	(f,g)
4.50%	08/25/35 - 01/25/36	44,272	7,947	(e)
5.00%	03/25/38 - 05/25/38	24,645	4,463	(e)
5.50%	12/25/33	9,440	1,845	(e)
6.00%	01/25/35	15,938	3,288	(e)
7.50%	11/25/23	8,068	1,730	(e)
8.00%	08/25/23 - 07/25/24	2,927	621	(e)
8.50%	07/25/22	75	12	(e)
9.00%	05/25/22	64	11	(e)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	112,926	7,740	(e)
5.00%	10/20/37 - 09/20/38	73,182	4,318	(e)
5.85%	02/20/40	34,194	5,851	(c,e)
6.46%	01/16/40	56,690	10,476	(c,e)
			138,347

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2015

		Principal Amount	Fair Value

Corporate Notes — 45.1%

21st Century Fox America Inc.
3.70%	10/15/25	$11,000	$10,980	(h)
4.95%	10/15/45	5,000	4,925	(h)
6.65%	11/15/37	30,000	34,862
ABB Finance USA Inc.
1.63%	05/08/17	41,000	41,029
AbbVie Inc.
1.75%	11/06/17	45,000	44,915
2.00%	11/06/18	31,000	30,870
2.50%	05/14/20	45,000	44,555
3.60%	05/14/25	21,000	20,728
4.70%	05/14/45	10,000	9,779
ACCO Brands Corp.
6.75%	04/30/20	44,000	45,320
ACE INA Holdings Inc.
2.30%	11/03/20	45,000	44,697
3.15%	03/15/25	31,000	30,656
3.35%	05/03/26	32,000	31,908
4.35%	11/03/45	10,000	10,162
Actavis Funding SCS
1.30%	06/15/17	27,000	26,744
3.00%	03/12/20	23,000	22,982
3.45%	03/15/22	32,000	32,051
3.80%	03/15/25	45,000	44,774
4.75%	03/15/45	4,000	3,899
Activision Blizzard Inc.
5.63%	09/15/21	43,000	45,042	(h)
Aetna Inc.
3.50%	11/15/24	29,000	28,970
Agrium Inc.
3.38%	03/15/25	11,000	10,042
4.90%	06/01/43	17,000	15,207
Altria Group Inc.
2.95%	05/02/23	23,000	22,385
4.50%	05/02/43	23,000	21,814
American Axle & Manufacturing Inc.
6.25%	03/15/21	33,000	34,155
6.63%	10/15/22	9,000	9,428
American Campus Communities Operating Partnership LP
4.13%	07/01/24	12,000	11,916
American Electric Power Company Inc.
2.95%	12/15/22	36,000	35,581
American Express Co.
3.63%	12/05/24	45,000	44,040
American Express Credit Corp.
2.60%	09/14/20	45,000	45,127
American International Group Inc.
3.75%	07/10/25	25,000	24,791
4.13%	02/15/24	14,000	14,388
4.50%	07/16/44	9,000	8,324

		Principal Amount	Fair Value
4.80%	07/10/45	$23,000	$22,240
American Tower Corp. (REIT)
3.40%	02/15/19	44,000	45,144
Amgen Inc.
2.20%	05/22/19	65,000	64,928
Amkor Technology Inc.
6.63%	06/01/21	43,000	42,677
Anadarko Petroleum Corp.
3.45%	07/15/24	9,000	7,999
6.20%	03/15/40	26,000	23,920
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	77,000	74,117
Anthem Inc.
3.30%	01/15/23	22,000	21,390
Apache Corp.
5.10%	09/01/40	23,000	19,662
Apple Inc.
2.50%	02/09/25	27,000	25,836
2.85%	05/06/21	43,000	44,056
3.45%	02/09/45	25,000	21,522
Aramark Services Inc.
5.75%	03/15/20	47,000	48,616
Ascension Health
4.85%	11/15/53	36,000	38,788
AstraZeneca PLC
2.38%	11/16/20	16,000	15,892
3.38%	11/16/25	23,000	22,836
4.38%	11/16/45	9,000	9,019
AT&T Inc.
2.38%	11/27/18	22,000	22,170
2.45%	06/30/20	48,000	47,290
3.40%	05/15/25	47,000	45,177
4.50%	05/15/35	23,000	21,274
4.75%	05/15/46	14,000	12,816
4.80%	06/15/44	17,000	15,574
AutoNation Inc.
4.50%	10/01/25	32,000	32,487
AutoZone Inc.
3.25%	04/15/25	45,000	43,546
Bank of America Corp.
1.70%	08/25/17	111,000	110,691
2.60%	01/15/19	38,000	38,129
3.88%	08/01/25	10,000	10,152
3.95%	04/21/25	27,000	26,294
4.00%	01/22/25	22,000	21,554
4.10%	07/24/23	40,000	41,376
4.25%	10/22/26	40,000	39,597
Barrick Gold Corp.
4.10%	05/01/23	8,000	6,863
Baxalta Inc.
2.88%	06/23/20	45,000	44,460	(h)
4.00%	06/23/25	34,000	33,665	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2015

		Principal Amount	Fair Value
Bed Bath & Beyond Inc.
4.92%	08/01/34	$6,000	$5,350
Berkshire Hathaway Energy Co.
6.13%	04/01/36	115,000	134,023
Berkshire Hathaway Finance Corp.
3.00%	05/15/22	27,000	27,477
Berry Plastics Corp.
5.13%	07/15/23	25,000	24,313
Biogen Inc.
2.90%	09/15/20	23,000	22,950
4.05%	09/15/25	22,000	22,114
5.20%	09/15/45	7,000	7,002
Bombardier Inc.
4.75%	04/15/19	18,000	14,805	(h)
6.00%	10/15/22	17,000	11,917	(h)
7.75%	03/15/20	43,000	34,723	(h)
Boston Scientific Corp.
3.85%	05/15/25	25,000	24,603
BP Capital Markets PLC
1.38%	05/10/18	23,000	22,672
3.81%	02/10/24	21,000	20,996
Building Materials Corporation of America
5.38%	11/15/24	52,000	51,870	(h)
Calpine Corp.
5.75%	01/15/25	27,000	23,828
5.88%	01/15/24	58,000	59,450	(h)
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%	04/15/21	43,000	37,410
Canadian Pacific Railway Co.
2.90%	02/01/25	40,000	37,655
Capital One Financial Corp.
4.20%	10/29/25	45,000	44,454
Caterpillar Inc.
4.30%	05/15/44	14,000	13,510
Catholic Health Initiatives
2.60%	08/01/18	15,000	15,062
4.35%	11/01/42	16,000	14,963
CBS Corp.
3.70%	08/15/24	34,000	33,083
CCO Safari II LLC
3.58%	07/23/20	34,000	33,805	(h)
4.91%	07/23/25	34,000	33,967	(h)
6.38%	10/23/35	5,000	5,046	(h)
6.48%	10/23/45	9,000	9,003	(h)
Celgene Corp.
3.88%	08/15/25	45,000	44,857
5.00%	08/15/45	23,000	23,088
CenturyLink Inc.
5.80%	03/15/22	87,000	79,735
Cequel Capital Corp.
5.13%	12/15/21	53,000	47,700	(h)

		Principal Amount	Fair Value
Chevron Corp.
3.33%	11/17/25	$32,000	$32,231
Cigna Corp.
3.25%	04/15/25	45,000	44,194
Cinemark USA Inc.
4.88%	06/01/23	43,000	41,925
Citigroup Inc.
1.55%	08/14/17	99,000	98,600
1.75%	05/01/18	47,000	46,605
1.85%	11/24/17	20,000	19,972
2.05%	12/07/18	41,000	40,783
2.65%	10/26/20	22,000	21,840
4.40%	06/10/25	22,000	22,231
4.65%	07/30/45	37,000	37,423
CMS Energy Corp.
4.88%	03/01/44	23,000	23,323
CNA Financial Corp.
5.88%	08/15/20	38,000	42,125
Cogeco Cable Inc.
4.88%	05/01/20	45,000	44,887	(h)
Colgate-Palmolive Co.
4.00%	08/15/45	23,000	23,051
Columbia Pipeline Group Inc.
3.30%	06/01/20	32,000	31,171	(h)
4.50%	06/01/25	23,000	20,847	(h)
Comcast Corp.
3.38%	08/15/25	79,000	80,025
4.20%	08/15/34	22,000	21,790
4.60%	08/15/45	25,000	25,311
ConocoPhillips Co.
3.35%	11/15/24	45,000	41,173
Continental Resources Inc.
3.80%	06/01/24	10,000	7,047
4.50%	04/15/23	8,000	5,751
4.90%	06/01/44	4,000	2,413
Corp Andina de Fomento
4.38%	06/15/22	71,000	75,587
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%	01/15/23	53,000	51,807
CSX Corp.
4.50%	08/01/54	13,000	11,792
CubeSmart LP
4.00%	11/15/25	13,000	12,908
CVS Health Corp.
2.25%	08/12/19	65,000	64,939
3.88%	07/20/25	45,000	45,934
5.13%	07/20/45	35,000	36,870
Daimler Finance North America LLC
2.38%	08/01/18	150,000	150,228	(h)
Danaher Corp.
2.40%	09/15/20	21,000	21,002
3.35%	09/15/25	22,000	22,347
4.38%	09/15/45	11,000	11,362

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2015

		Principal Amount	Fair Value
Denbury Resources Inc.
5.50%	05/01/22	$43,000	$14,275
6.38%	08/15/21	42,000	15,120
Devon Energy Corp.
5.85%	12/15/25	19,000	18,480
Diageo Investment Corp.
2.88%	05/11/22	51,000	50,559
DigitalGlobe Inc.
5.25%	02/01/21	51,000	42,840	(h)
DIRECTV Holdings LLC/DIRECTV Financing Company Inc.
4.45%	04/01/24	35,000	35,951
Dollar General Corp.
1.88%	04/15/18	45,000	44,567
4.13%	07/15/17	46,000	47,239
4.15%	11/01/25	23,000	22,864
Dollar Tree Inc.
5.75%	03/01/23	52,000	54,210	(h)
Dominion Resources Inc.
1.95%	08/15/16	40,000	40,100
Dr Pepper Snapple Group Inc.
3.40%	11/15/25	45,000	44,208
Duke Energy Progress LLC
4.15%	12/01/44	15,000	14,650
Eastman Chemical Co.
3.60%	08/15/22	45,000	44,805
Ecopetrol S.A.
5.88%	05/28/45	11,000	7,810
Electricite de France S.A.
2.15%	01/22/19	91,000	90,577	(h)
Eli Lilly & Co.
3.70%	03/01/45	4,000	3,741
EMD Finance LLC
3.25%	03/19/25	23,000	21,809	(h)
Energizer Holdings Inc.
5.50%	06/15/25	43,000	40,420	(h)
Energy Transfer Equity LP
5.88%	01/15/24	87,000	70,905
Energy Transfer Partners LP
4.05%	03/15/25	9,000	7,395
5.15%	03/15/45	16,000	11,310
6.50%	02/01/42	42,000	34,161
Ensco PLC
4.50%	10/01/24	24,000	16,528
5.20%	03/15/25	14,000	9,968
5.75%	10/01/44	12,000	7,906
Enterprise Products Operating LLC
3.70%	02/15/26	45,000	40,399
Equinix Inc.
5.88%	01/15/26	10,000	10,300
ERP Operating LP
4.50%	07/01/44	9,000	9,032

		Principal Amount	Fair Value
European Investment Bank
4.88%	01/17/17	$75,000	$77,979
FedEx Corp.
3.20%	02/01/25	14,000	13,628
4.10%	02/01/45	2,000	1,781
Florida Power & Light Co.
4.13%	02/01/42	31,000	30,852
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	47,000	50,290	(h)
Frontier Communications Corp.
7.13%	03/15/19	69,000	68,993
11.00%	09/15/25	17,000	16,830	(h)
General Motors Co.
5.20%	04/01/45	5,000	4,707
General Motors Financial Company Inc.
3.15%	01/15/20	32,000	31,716
3.20%	07/13/20	90,000	88,614
4.30%	07/13/25	45,000	43,666
Georgia-Pacific LLC
3.60%	03/01/25	70,000	69,224	(h)
Gilead Sciences Inc.
2.55%	09/01/20	25,000	25,002
3.65%	03/01/26	25,000	25,222
4.80%	04/01/44	10,000	10,032
Halliburton Co.
2.70%	11/15/20	23,000	22,744
3.80%	11/15/25	23,000	22,410
5.00%	11/15/45	14,000	13,830
HCA Inc.
4.75%	05/01/23	72,000	71,280
6.50%	02/15/20	45,000	49,027
HSBC USA Inc.
2.75%	08/07/20	100,000	100,053
Hyundai Capital America
2.13%	10/02/17	23,000	22,863	(h)
Illinois Tool Works Inc.
3.50%	03/01/24	45,000	46,265
Ingersoll-Rand Luxembourg Finance S.A.
3.55%	11/01/24	32,000	31,330
Ingles Markets Inc.
5.75%	06/15/23	71,000	70,822
Intelsat Jackson Holdings S.A.
5.50%	08/01/23	43,000	33,755
Interstate Power & Light Co.
3.40%	08/15/25	10,000	10,060
Invesco Finance PLC
3.13%	11/30/22	67,000	66,097
JB Poindexter & Company Inc.
9.00%	04/01/22	13,000	13,585	(h)
JBS USA LLC/JBS USA Finance Inc.
5.75%	06/15/25	35,000	30,450	(h)
5.88%	07/15/24	25,000	22,625	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2015

		Principal Amount	Fair Value
Jefferies Group LLC
5.13%	01/20/23	$15,000	$14,883
6.50%	01/20/43	16,000	14,793
Johnson Controls Inc.
4.63%	07/02/44	22,000	18,645
JPMorgan Chase & Co.
2.55%	10/29/20	22,000	21,804
3.88%	09/10/24	68,000	67,677
5.00%	12/29/49	32,000	30,400	(c)
6.10%	10/29/49	55,000	55,280	(c)
KB Home
7.00%	12/15/21	53,000	52,271
Keysight Technologies Inc.
4.55%	10/30/24	45,000	43,264
KFW
2.00%	10/04/22	90,000	88,548
4.50%	07/16/18	85,000	91,377
Kinder Morgan Energy Partners LP
3.50%	09/01/23	16,000	13,273
Kinder Morgan Inc.
3.05%	12/01/19	9,000	8,333
4.30%	06/01/25	18,000	15,560
5.55%	06/01/45	14,000	10,933
Kinross Gold Corp.
6.88%	09/01/41	5,000	2,740
Kraft Heinz Foods Co.
2.80%	07/02/20	68,000	67,841	(h)
3.95%	07/15/25	59,000	59,571	(h)
L Brands Inc.
5.63%	02/15/22	47,000	49,937
L-3 Communications Corp.
1.50%	05/28/17	30,000	29,628
Lee Enterprises Inc.
9.50%	03/15/22	35,000	32,200	(h)
Lennar Corp.
4.50%	11/15/19	52,000	52,877
4.75%	05/30/25	18,000	17,595
Levi Strauss & Co.
5.00%	05/01/25	26,000	25,870
Lockheed Martin Corp.
2.50%	11/23/20	31,000	30,891
3.55%	01/15/26	45,000	45,231
3.80%	03/01/45	10,000	8,858
4.70%	05/15/46	11,000	11,319
Lowe’s Companies Inc.
4.38%	09/15/45	20,000	20,557
LyondellBasell Industries N.V.
4.63%	02/26/55	9,000	7,299
Marathon Petroleum Corp.
3.63%	09/15/24	45,000	41,955
Marsh & McLennan Companies Inc.
3.50%	03/10/25	32,000	31,521
3.75%	03/14/26	30,000	30,002

		Principal Amount	Fair Value
Mattel Inc.
2.35%	05/06/19	$67,000	$66,442
McDonald’s Corp.
2.75%	12/09/20	12,000	11,994
3.70%	01/30/26	29,000	28,983
4.88%	12/09/45	9,000	9,048
Mead Johnson Nutrition Co.
3.00%	11/15/20	32,000	32,005
4.13%	11/15/25	32,000	32,257
Medtronic Inc.
2.50%	03/15/20	14,000	14,103
3.50%	03/15/25	56,000	56,663
4.63%	03/15/45	25,000	25,776
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	20,000	18,657
Merck & Company Inc.
2.75%	02/10/25	45,000	43,812
MetLife Inc.
3.60%	11/13/25	22,000	22,169
4.05%	03/01/45	12,000	11,118
4.72%	12/15/44	14,000	14,298
MGM Resorts International
5.25%	03/31/20	26,000	25,740
6.63%	12/15/21	43,000	44,021
Microsoft Corp.
4.00%	02/12/55	25,000	22,440
Mid-America Apartments LP
4.00%	11/15/25	23,000	22,850
Monsanto Co.
4.70%	07/15/64	12,000	9,111
Morgan Stanley
2.65%	01/27/20	25,000	24,941
3.70%	10/23/24	45,000	45,220
3.95%	04/23/27	45,000	43,695
4.10%	05/22/23	73,000	73,798
4.88%	11/01/22	18,000	19,114
5.00%	11/24/25	18,000	19,119
Motorola Solutions Inc.
4.00%	09/01/24	14,000	12,151
National Agricultural Cooperative Federation
4.25%	01/28/16	100,000	100,164	(h)
National Retail Properties Inc.
4.00%	11/15/25	22,000	21,615
NCL Corporation Ltd.
4.63%	11/15/20	22,000	21,543	(h)
Newfield Exploration Co.
5.63%	07/01/24	22,000	18,755
5.75%	01/30/22	61,000	53,985
Newmont Mining Corp.
4.88%	03/15/42	17,000	12,145
Nexen Energy ULC
6.40%	05/15/37	25,000	27,960

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2015

		Principal Amount	Fair Value
NIKE Inc.
3.88%	11/01/45	$23,000	$22,178
Noble Energy Inc.
3.90%	11/15/24	27,000	24,044
Northern States Power Co.
2.20%	08/15/20	45,000	44,696
Northrop Grumman Corp.
3.85%	04/15/45	6,000	5,395
Novartis Capital Corp.
3.00%	11/20/25	59,000	58,162
4.00%	11/20/45	30,000	29,356
NRG Energy Inc.
6.25%	07/15/22	26,000	22,555
Occidental Petroleum Corp.
3.50%	06/15/25	45,000	43,977
Omnicom Group Inc.
3.63%	05/01/22	23,000	23,225
Oracle Corp.
2.25%	10/08/19	87,000	87,939
2.95%	05/15/25	45,000	43,936
4.13%	05/15/45	11,000	10,411
Owens & Minor Inc.
3.88%	09/15/21	45,000	44,825
Pacific Gas & Electric Co.
3.40%	08/15/24	68,000	68,282
PacifiCorp
6.25%	10/15/37	12,000	14,843
Penn National Gaming Inc.
5.88%	11/01/21	26,000	25,220
PepsiCo Inc.
3.10%	07/17/22	11,000	11,281
4.25%	10/22/44	13,000	12,899
4.60%	07/17/45	14,000	14,803
Petrobras Global Finance BV
3.88%	01/27/16	25,000	24,900
Petroleos Mexicanos
3.50%	01/30/23	21,000	18,323
Pfizer Inc.
4.40%	05/15/44	15,000	15,232
Philip Morris International Inc.
4.13%	03/04/43	24,000	22,689
Phillips 66 Partners LP
2.65%	02/15/20	14,000	13,214
3.61%	02/15/25	23,000	20,197
Pitney Bowes Inc.
4.63%	03/15/24	39,000	38,224
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25	14,000	12,228
Precision Castparts Corp.
4.38%	06/15/45	14,000	14,028
Principal Financial Group Inc.
4.70%	05/15/55	32,000	31,808	(c)

		Principal Amount	Fair Value
Prologis LP
3.75%	11/01/25	$22,000	$21,823
Prudential Financial Inc.
5.38%	05/15/45	23,000	22,971	(c)
5.63%	06/15/43	16,000	16,360	(c)
Public Service Electric & Gas Co.
2.38%	05/15/23	69,000	66,105
QUALCOMM Inc.
2.25%	05/20/20	17,000	16,842
3.45%	05/20/25	16,000	15,349
4.80%	05/20/45	18,000	16,000
Quest Diagnostics Inc.
4.70%	03/30/45	14,000	12,607
Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%	11/01/23	32,000	27,698
Revlon Consumer Products Corp.
5.75%	02/15/21	104,000	100,620
Reynolds American Inc.
4.45%	06/12/25	14,000	14,650
Rio Tinto Finance USA Ltd.
3.75%	06/15/25	11,000	9,993
Rogers Communications Inc.
5.00%	03/15/44	14,000	14,085
Rowan Companies Inc.
5.85%	01/15/44	9,000	5,431
Royal Bank of Canada
1.20%	09/19/17	81,000	80,622
Ryder System Inc.
2.45%	09/03/19	54,000	53,216
Schlumberger Holdings Corp.
3.00%	12/21/20	61,000	60,221	(h)
4.00%	12/21/25	41,000	40,480	(h)
Sealed Air Corp.
4.88%	12/01/22	26,000	26,065	(h)
5.13%	12/01/24	26,000	26,000	(h)
Shell International Finance BV
2.25%	11/10/20	45,000	44,325
3.40%	08/12/23	69,000	68,608
Sinclair Television Group Inc.
5.38%	04/01/21	45,000	45,112
Southern California Edison Co.
2.40%	02/01/22	20,000	19,613
Spectra Energy Partners LP
4.75%	03/15/24	21,000	20,352
Sprint Corp.
7.25%	09/15/21	25,000	18,625
7.63%	02/15/25	42,000	30,660
State Street Corp.
3.55%	08/18/25	10,000	10,316	(i)
Statoil ASA
3.95%	05/15/43	11,000	9,936

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2015

		Principal Amount	Fair Value
Sunoco LP/Sunoco Finance Corp.
5.50%	08/01/20	$17,000	$16,108	(h)
SUPERVALU Inc.
6.75%	06/01/21	43,000	38,915
T-Mobile USA Inc.
6.50%	01/15/26	13,000	13,123
6.63%	04/01/23	43,000	43,860
Tampa Electric Co.
4.35%	05/15/44	22,000	21,552
Target Corp.
3.50%	07/01/24	27,000	28,027
TD Ameritrade Holding Corp.
2.95%	04/01/22	22,000	21,806
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	25,000	25,251	(h)
Teck Resources Ltd.
2.50%	02/01/18	13,000	9,880
3.15%	01/15/17	17,000	15,300
Tenet Healthcare Corp.
4.75%	06/01/20	17,000	17,085
6.00%	10/01/20	44,000	46,310
The Allstate Corp.
5.75%	08/15/53	25,000	25,700	(c)
The Boeing Co.
1.65%	10/30/20	22,000	21,538
2.60%	10/30/25	22,000	21,298
2.85%	10/30/24	32,000	31,698
The Coca-Cola Co.
2.88%	10/27/25	45,000	44,371
The Dow Chemical Co.
4.25%	10/01/34	28,000	25,265
The Goldman Sachs Group Inc.
2.38%	01/22/18	58,000	58,505
2.60%	04/23/20	45,000	44,898
2.90%	07/19/18	32,000	32,626
3.75%	05/22/25	41,000	41,290
4.25%	10/21/25	7,000	6,951
4.80%	07/08/44	49,000	48,671
5.15%	05/22/45	23,000	22,326
The Home Depot Inc.
3.35%	09/15/25	32,000	32,719
The Korea Development Bank
3.25%	03/09/16	100,000	100,395
The Kroger Co.
2.95%	11/01/21	32,000	31,690
The Progressive Corp.
3.70%	01/26/45	20,000	18,100
The Toronto-Dominion Bank
2.50%	12/14/20	41,000	40,982
The Williams Companies Inc.
8.75%	03/15/32	8,000	6,031

		Principal Amount	Fair Value
TIAA Asset Management Finance Company LLC
4.13%	11/01/24	$23,000	$23,091	(h)
Time Inc.
5.75%	04/15/22	44,000	40,260	(h)
Time Warner Cable Inc.
4.50%	09/15/42	5,000	3,924
6.55%	05/01/37	13,000	13,149
Time Warner Inc.
3.60%	07/15/25	25,000	24,348
3.88%	01/15/26	41,000	40,663
5.35%	12/15/43	33,000	32,924
Tyco Electronics Group S.A.
2.35%	08/01/19	43,000	42,859
Tyco International Finance S.A.
5.13%	09/14/45	15,000	15,563
Tyson Foods Inc.
2.65%	08/15/19	22,000	22,018
3.95%	08/15/24	14,000	14,375
5.15%	08/15/44	14,000	14,620
U.S. Bancorp
3.44%	02/01/16	76,000	76,097
5.13%	12/29/49	45,000	45,211	(c)
Ultra Petroleum Corp.
6.13%	10/01/24	43,000	9,783	(h)
United Rentals North America Inc.
6.13%	06/15/23	34,000	34,765
UnitedHealth Group Inc.
2.70%	07/15/20	44,000	44,478
4.75%	07/15/45	29,000	30,517
Valeant Pharmaceuticals International Inc.
6.13%	04/15/25	35,000	31,238	(h)
6.38%	10/15/20	15,000	14,475	(h)
Ventas Realty LP
4.13%	01/15/26	18,000	17,943
Verizon Communications Inc.
1.35%	06/09/17	108,000	107,693
3.50%	11/01/24	22,000	21,740
4.15%	03/15/24	45,000	46,274
4.40%	11/01/34	23,000	21,220
4.67%	03/15/55	16,000	13,880
4.86%	08/21/46	23,000	21,760
5.05%	03/15/34	14,000	13,940
5.15%	09/15/23	30,000	32,983
6.55%	09/15/43	16,000	18,995
Visa Inc.
2.80%	12/14/22	29,000	29,052
3.15%	12/14/25	29,000	29,061
4.30%	12/14/45	13,000	13,177
Volkswagen Group of America Finance LLC
2.13%	05/23/19	200,000	189,797	(h)
W.R. Grace & Co.
5.13%	10/01/21	15,000	15,150	(h)
5.63%	10/01/24	43,000	43,430	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2015

		Principal Amount	Fair Value
Wal-Mart Stores Inc.
4.30%	04/22/44	$40,000	$40,784
Wells Fargo & Co.
2.55%	12/07/20	41,000	40,794
3.00%	02/19/25	23,000	22,373
3.90%	05/01/45	23,000	21,206
4.10%	06/03/26	27,000	27,256
4.30%	07/22/27	17,000	17,368
5.88%	12/29/49	32,000	33,680	(c)
5.90%	12/29/49	29,000	29,254	(c)
Williams Partners LP
5.40%	03/04/44	4,000	2,680
Windstream Services LLC
6.38%	08/01/23	47,000	33,840
WMG Acquisition Corp.
6.00%	01/15/21	9,000	9,045	(h)
WPP Finance 2010
3.75%	09/19/24	45,000	44,791
WPX Energy Inc.
5.25%	01/15/17	46,000	43,010
XLIT Ltd.
5.25%	12/15/43	19,000	19,649
Zimmer Biomet Holdings Inc.
3.55%	04/01/25	23,000	22,362
			12,810,585

Non-Agency Collateralized Mortgage Obligations — 11.1%

American Tower Trust I (REIT)
1.55%	03/15/43	72,000	70,318	(h)
Banc of America Commercial Mortgage Trust 2006-4
5.68%	07/10/46	20,000	20,417
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	100,000	102,398	(c)
Banc of America Commercial Mortgage Trust 2007-4
5.74%	02/10/51	20,613	21,445	(c)
Banc of America Commercial Mortgage Trust 2008-1
6.22%	02/10/51	23,702	25,100	(c)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.34%	11/10/42	9,848	9,837	(c)
Banc of America Merrill Lynch Commercial Mortgage Trust 2014-520M
4.18%	08/15/46	17,357	17,932	(c,h)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.62%	04/12/38	25,000	25,169	(c)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	50,000	53,060	(c)
Citigroup Commercial Mortgage Trust 2014-GC23
4.51%	07/10/47	88,000	73,394	(c,h)
Citigroup Commercial Mortgage Trust 2015-GC33
3.17%	09/10/58	20,704	14,469
Citigroup Commercial Mortgage Trust 2015-P1
3.72%	09/15/48	85,254	86,879

		Principal Amount	Fair Value
COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47	$25,000	$26,822	(c)
COMM 2014-CR19 Mortgage Trust
4.72%	08/10/47	205,000	177,329	(c,h)
COMM 2014-CR20 Mortgage Trust
4.51%	11/10/47	21,450	20,847	(c)
COMM 2014-CR21 Mortgage Trust
3.99%	12/10/47	41,813	43,039
COMM 2015-CR23 Mortgage Trust
4.26%	05/10/48	16,863	15,537	(c)
COMM 2015-CR24 Mortgage Trust
3.70%	08/10/55	41,413	42,088
4.37%	08/10/55	37,275	35,489	(c)
COMM 2015-PC1 Mortgage Trust
4.44%	07/10/50	19,456	19,370	(c)
Credit Suisse Commercial Mortgage Trust 2006-C1
5.46%	02/15/39	53,726	53,678	(c)
CSAIL 2015-C3 Commercial Mortgage Trust
3.36%	08/15/48	24,827	17,947	(c)
4.11%	08/15/48	33,103	32,425	(c)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	59,125	59,421
5.31%	08/10/44	20,000	22,035	(c,h)
GS Mortgage Securities Trust 2014-GC20
4.26%	04/10/47	25,000	26,124
GS Mortgage Securities Trust 2015-GC32
3.35%	07/10/48	22,783	16,594
4.41%	07/10/48	10,695	10,294	(c)
GS Mortgage Securities Trust 2015-GC34
2.98%	10/10/48	47,000	32,634
GS Mortgage Securities Trust 2015-GS1
3.27%	11/10/48	56,688	41,022
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	108,187	110,780
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45	15,000	15,589	(c)
JPMBB Commercial Mortgage Securities Trust 2013-C15
5.08%	11/15/45	20,000	20,795	(c)
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.81%	02/15/47	20,000	19,961	(c)
JPMBB Commercial Mortgage Securities Trust 2015-C29
3.70%	05/15/48	39,943	29,815	(c)
JPMBB Commercial Mortgage Securities Trust 2015-C30
4.31%	07/15/48	41,423	36,878	(c)
JPMBB Commercial Mortgage Securities Trust 2015-C31
3.80%	08/15/48	62,043	63,440
LB-UBS Commercial Mortgage Trust 2006-C4
5.82%	06/15/38	16,513	16,657	(c)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	30,127	31,462	(c)
6.11%	07/15/40	60,000	62,664	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2015

		Principal Amount	Fair Value
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	$14,175	$590	(e)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	75,000	76,228	(c)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.08%	07/15/46	42,000	40,844	(c)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20
1.42%	02/15/48	328,637	28,375	(c,e)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
0.99%	03/15/48	391,300	25,232	(c,e)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22
3.88%	04/15/48	36,101	35,261	(c)
4.24%	04/15/48	100,000	81,176	(c,h)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23
4.14%	07/15/50	107,556	87,018	(c,h)
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C24
3.73%	05/15/48	76,961	78,472
4.35%	05/15/48	82,833	82,071	(c)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	8,047	8,076	(c)
Morgan Stanley Capital I Trust 2006-IQ11
5.78%	10/15/42	50,000	49,964	(c)
Morgan Stanley Capital I Trust 2006-T21
5.27%	10/12/52	29,336	29,319	(c)
Morgan Stanley Capital I Trust 2006-T23
5.85%	08/12/41	24,983	25,158	(c)
Morgan Stanley Capital I Trust 2007-IQ16
6.05%	12/12/49	50,000	52,424	(c)
Morgan Stanley Capital I Trust 2008-T29
6.27%	01/11/43	45,000	48,213	(c)
Morgan Stanley Capital I Trust 2015-UBS8
3.81%	12/15/48	71,719	72,943
Wells Fargo Commercial Mortgage Trust 2015-C29
4.01%	06/15/48	58,849	60,014
4.22%	06/15/48	33,857	26,600	(c)
Wells Fargo Commercial Mortgage Trust 2015-C30
4.50%	09/15/58	20,705	16,840	(c,h)
Wells Fargo Commercial Mortgage Trust 2015-C31
3.70%	11/15/48	41,348	41,924
Wells Fargo Commercial Mortgage Trust 2015-NXS2
4.25%	07/15/58	20,700	16,309	(c)
Wells Fargo Commercial Mortgage Trust 2015-P2
4.90%	12/15/48	105,174	102,865	(c)
Wells Fargo Commercial Mortgage Trust 2015-SG1
3.79%	12/15/47	53,816	55,041
4.47%	12/15/47	20,681	19,489	(c)
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	25,000	26,426
5.13%	12/15/46	20,000	19,040	(c,h)
WFRBS Commercial Mortgage Trust 2013-C18
4.67%	12/15/46	20,575	19,123	(c,h)

		Principal Amount	Fair Value
WFRBS Commercial Mortgage Trust 2014-C19
4.23%	03/15/47	$41,454	$34,800	(h)
4.72%	03/15/47	30,000	31,432	(c)
WFRBS Commercial Mortgage Trust 2014-C22
3.91%	09/15/57	54,883	44,276	(c,h)
WFRBS Commercial Mortgage Trust 2014-C24
3.69%	11/15/47	78,708	60,513	(h)
WFRBS Commercial Mortgage Trust 2014-C25
3.80%	11/15/47	10,000	7,648	(c,h)
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47	58,000	61,203	(c)
4.59%	03/15/47	60,980	52,213	(c,h)
WFRBS Commercial Mortgage Trust 2015-C31
3.85%	11/15/48	10,338	7,595
			3,145,869

Sovereign Bonds — 0.3%

Government of Mexico
4.00%	10/02/23	22,000	22,286
4.75%	03/08/44	42,000	38,262
Government of Peru
4.13%	08/25/27	13,000	12,740
5.63%	11/18/50	7,000	7,140
			80,428

Municipal Bonds and Notes — 0.9%

American Municipal Power Inc.
6.27%	02/15/50	25,000	29,073
Municipal Electric Authority of Georgia
6.64%	04/01/57	48,000	57,605
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	15,000	15,719
Port Authority of New York & New Jersey
4.46%	10/01/62	60,000	57,664
South Carolina State Public Service Authority
6.45%	01/01/50	30,000	37,577
State of California
5.70%	11/01/21	40,000	46,924
State of Illinois
5.10%	06/01/33	15,000	14,185
			258,747

FNMA (TBA) — 0.0%*

Lehman TBA
5.50%	TBA	54,029	2,972	(j,k)

Total Bonds and Notes (Cost $27,582,040)			27,293,208

See Notes to Schedules of Investments and Notes to Financial Statements.

Income Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value
Domestic Equity — 0.1%

Preferred Stock — 0.1%

Wells Fargo & Co. (Cost $34,875)	1,395	$36,437

Total Investments in Securities (Cost $27,616,915)		27,329,645

	Fair Value
Short-Term Investments — 7.5%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.09% (Cost $2,128,259)	$2,128,259	(a,g,l)

Total Investments (Cost $29,745,174)	29,457,904

Liabilities in Excess of Other Assets, net — (3.8)%	(1,082,535)

NET ASSETS — 100.0%	$28,375,369

Other Information:

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments Received	Unrealized
Markit CDX North America High Yield Index	CME Group Inc.	$300	5.00%	12/20/20	$3,391	$(1,605)	$5,454

The Fund had the following long futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
Ultra Long-Term U.S. Treasury Bond Futures	March 2016	2	$317,375	$924
2 Yr. U.S. Treasury Notes Futures	March 2016	13	2,824,047	(6,342)
5 Yr. U.S. Treasury Notes Futures	March 2016	9	1,064,883	(3,558)

				$(8,976)

The Fund had the following short futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
10 Yr. U.S. Treasury Notes Futures	March 2016	34	$(4,280,813)	$27,957

				$18,981

See Notes to Schedules of Investments and Notes to Financial Statements.

Notes to Schedule of Investments	December 31, 2015

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	At December 31, 2015, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBA’s.

(b)	Step coupon bond.

(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015.

(d)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(e)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(g)	Coupon amount represents effective yield.
(h)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to $2,862,246 or 10.09% of the net assets of the GE Investments Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors.

(i)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(j)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund’s Board of Directors.

(k)	Security is in default.

(l)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

†	Percentages are based on net assets as of December 31, 2015.

*	Less than 0.05%.

Abbreviations:

REIT	—	Real Estate Investment Trust

REMIC	—	Real Estate Mortgage Investment Conduit

STRIPS	—	Separate Trading of Registered Interest and Principal of Security

TBA	—	To Be Announced

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/15		12/31/14		12/31/13		12/31/12		12/31/11
Inception date	—		—		—		—		1/3/95
Net asset value, beginning of period	$11.56		$11.25		$11.71		$11.35		$11.05
Income/(loss) from investment operations:
Net investment income	0.25		0.27		0.30		0.28		0.48
Net realized and unrealized gains/(losses) on investments	(0.30)		0.31		(0.46)		0.37		0.32
Total income/(loss) from investment operations	(0.05)		0.58		(0.16)		0.65		0.80
Less distributions from:
Net investment income	0.26		0.27		0.30		0.29		0.50
Total distributions	0.26		0.27		0.30		0.29		0.50
Net asset value, end of period	$11.25		$11.56		$11.25		$11.71		$11.35
TOTAL RETURN (a)	(0.42)%		5.12%		(1.34)%		5.69%		7.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$28,375		$32,668		$34,788		$42,893		$51,191
Ratios to average net assets:
Net expenses	1.06%	(c)	0.91%	(b)	0.79%	(b)	0.80%	(b)	0.86%	(b)
Gross expenses	1.11%		0.91%		0.80%		0.82%		0.87%
Net investment income	2.06%		2.14%		2.41%		2.09%		3.99%
Portfolio turnover rate	241%		282%		256%		327%		359%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Reflects a voluntary reimbursement of other operating expenses by GEAM.

The accompanying Notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2015

ASSETS
Investments in securities, at fair value (cost $27,616,915)	$27,329,645
Short-term investments, at fair value (cost $2,128,259)	2,128,259
Receivable for investments sold	371,731
Income receivables	196,251
Receivable for fund shares sold	313
Receivable for variation margin on open centrally cleared swap contracts	133
Total assets	30,026,332
LIABILITIES
Payable for investments purchased	1,449,739
Payable for fund shares redeemed	72,988
Payable to GEAM	12,129
Accrued other expenses	109,462
Variation margin payable on open futures contracts	6,645
Total liabilities	1,650,963
NET ASSETS	$28,375,369
NET ASSETS CONSIST OF:
Capital paid in	$36,153,703
Accumulated net realized loss	(7,515,499)
Net unrealized appreciation (depreciation) on:
Investments	(287,270)
Futures	18,981
Swap contracts	5,454
NET ASSETS	$28,375,369

Shares outstanding ($0.01 par value; unlimited shares authorized)	2,522,567
Net asset value per share	$11.25

The accompanying Notes are an integral part of these financial statements.

Statement of Operations For the Year ended December 31, 2015

INVESTMENT INCOME
Income
Dividend	$2,905
Interest	949,323
Total income	952,228
Expenses
Advisory and administration fees	153,392
Directors’ fees	1,659
Custody and accounting expenses	146,768
Professional fees	23,921
Other expenses	12,612
Total expenses before waivers	338,352

Less: Fees waived by the adviser	(15,150)

Net expenses	323,202
Net investment income	$629,026
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$(63,990)
Futures	79,334
Swap contracts	7,642

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(815,578)
Futures	56,677
Swap contracts	5,454
Net realized and unrealized gain (loss) on investments	(730,461)
Net decrease in net assets resulting from operations	$(101,435)

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$629,026	$722,681
Net realized gain (loss) on investments, futures and swap contracts	22,986	150,522
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and swap contracts	(753,447)	834,073
Net increase (decrease) from operations	(101,435)	1,707,276
Distributions to shareholders from:
Net investment income	(644,616)	(735,809)
Total distributions	(644,616)	(735,809)
Increase (decrease) in assets from operations and distributions	(746,051)	971,467
Share transactions:
Proceeds from sale of shares	790,483	2,349,587
Value of distributions reinvested	644,616	735,809
Cost of shares redeemed	(4,981,777)	(6,176,939)
Net increase (decrease) from share transactions	(3,546,678)	(3,091,543)
Total increase (decrease) in net assets	(4,292,729)	(2,120,076)

NET ASSETS
Beginning of year	32,668,098	34,788,174
End of year	$28,375,369	$32,668,098

CHANGES IN FUND SHARES
Shares sold	68,030	201,529
Shares issued for distributions reinvested	57,401	63,707
Shares redeemed	(428,683)	(532,265)
Net decrease in fund shares	(303,252)	(267,029)

The accompanying Notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2015

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is currently composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund (the “Fund”) and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its

Notes to Financial Statements	December 31, 2015

investment objective. The Fund may enter into various types of derivative transactions (such as options, interest rate futures, interest rate swaps, and credit default swaps) to manage: yield, interest rate exposure (also known as duration), exposure to credit quality, and to gain exposure to certain market segments.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the year ended December 31, 2015, the Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Credit Default Swaps  During the year ended December 31, 2015, the Fund engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund loses its investment and recovers nothing. However, if a credit event occurs, the Fund receives full notional value for a referenced debt obligation that may have little or no value. When the Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, the Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other

Notes to Financial Statements	December 31, 2015

assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if the Fund had invested in the referenced debt obligation directly. If the Fund is a buyer of a credit default swap and no credit event occurs, the Fund will not earn any return on its investment. If the Fund is a seller of a credit default swap, the Fund’s risk of loss may be the entire notional amount of the swap. Swaps may also subject the Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

When-Issued Securities and Forward Commitments  The Fund may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States.

These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

Notes to Financial Statements	December 31, 2015

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

Notes to Financial Statements	December 31, 2015

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps, credit default swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
U.S. Treasuries	$—	$3,742,064	$—	$3,742,064
Agency Mortgage Backed	—	7,114,196	—	7,114,196
Agency Collateralized Mortgage Obligations	—	138,347	—	138,347
Corporate Notes	—	12,810,585	—	12,810,585
Non-Agency Collateralized Mortgage Obligations	—	3,145,869	—	3,145,869
Sovereign Bonds	—	80,428	—	80,428
Municipal Bonds and Notes	—	258,747	—	258,747
FNMA (TBA)	—	—	2,972	2,972
Preferred Stock	36,437	—	—	36,437
Short-Term Investments	2,128,259	—	—	2,128,259

Total Investments in Securities	$2,164,696	$27,290,236	$2,972	$29,457,904

Other Financial Instruments*
Credit Default Swap Contracts — Unrealized Appreciation	$—	$5,454	$—	$5,454
Long Futures Contracts — Unrealized Appreciation	924	—	—	924
Long Futures Contracts — Unrealized Depreciation	(9,900)	—	—	(9,900)
Short Futures Contracts — Unrealized Appreciation	27,957	—	—	27,957

Total Other Financial Instruments	$18,981	$5,454	$—	$24,435

†	See Schedule of Investments for Industry Classification.

*	Other financial instruments include derivative instruments such as futures contracts and credit default swaps. Amounts shown represent unrealized appreciation (depreciation), at period end.

Notes to Financial Statements	December 31, 2015

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2015 is not presented.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2015.

	Asset Derivatives December 31, 2015			Liability Derivatives December 31, 2015
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statement of Assets and Liabilities	Fair Value ($)
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	28,881	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(9,900	)*
Credit Risk Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	5,454	*	Liabilites, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Swap Contracts	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures and credit default swap contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/(depreciation) on Futures	110,704,320/ (111,998,672)	79,334	56,677
Credit Risk Contracts	Realized gain/(loss) on Swap Contracts Increase/(decrease) in unrealized appreciation/(depreciation) on Swap Contracts	—/—	7,642	5,454

During the year ended December 31, 2015, the Fund had an average notional value of $2,694,999 and $3,349,484 on long and short futures contracts, respectively. The Fund had an average notional value of $710,644 on credit default swaps. Please refer to the tables following the Schedule of Investments for open credit default swaps and futures contracts at December 31, 2015.

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.20% (0.125% prior to

October 28, 2015) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally is borne proportionally based upon net assets. In addition, the Company had a $100 million uncommitted, unsecured line of credit with State Street, which expired effective October 28, 2015. Generally, borrowings under the credit facilities would

Notes to Financial Statements	December 31, 2015

accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2015.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.50%.

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

7.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2015, were as follows:

U.S. Government Securities		Non-U.S. Government Securities
Purchases	Sales	Purchases	Sales
$61,501,210	$67,243,038	$10,631,440	$8,859,509

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2012, 2013, 2014, and 2015 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2015, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Gross Tax		Net Tax Appreciation/ (Depreciation)
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
$29,749,311	$388,986	$(680,393)	$(291,407)	$24,435	$—	$(7,465,112)	$(26,811)

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Notes to Financial Statements	December 31, 2015

As of December 31, 2015, the Fund has capital loss carryovers as follows:

Amount
Short-Term	Long-Term	Expires
$55,665	$—	12/31/2016
7,409,447	—	12/31/2017

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2015, the Fund utilized $28,472 of prior year capital loss carryovers.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2015 as follows:

Capital	Ordinary
$(26,811)	$—

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2015	$644,616	$—	$644,616
2014	735,809	—	735,809

Distributions to Shareholders  The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments in futures, straddle loss deferrals, investments in swaps, and losses due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2015 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$15,590	$(12,395)	$(3,195)

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Income Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Income Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2016

Tax Information	(Unaudited)

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 16 and December 18, 2015.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparisons to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to the continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit, including a platform that increases the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund

Advisory and Administrative Agreement Renewal	(Unaudited)

represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance in certain prior periods. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance in certain prior periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall, taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability to GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those

Advisory and Administrative Agreement Renewal	(Unaudited)

services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, although the net expense ratio was among the highest, and the gross expense ratio was the highest, in the applicable peer group ranges, the Fund’s advisory fee was within the applicable peer group range. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees, considered in relation to the services provided to the Fund, supported the Board’s approval of the investment advisory agreement.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund.

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Director and President

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Director and Executive Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President & Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years  Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Robert Herlihy

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Chief Compliance Officer

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 years  Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

U.S. Equity Fund

Annual Report

December 31, 2015

GE Investments Funds, Inc.

U.S. Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2015 (Unaudited)

The information provided on the performance pages relates to the GE Investments U.S. Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2016 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

1

U.S. Equity Fund	(Unaudited)

David B. Carlson

Chief Investment Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as a portfolio manager for the U.S. Equity Fund since May 2011. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GE Asset Management. He has been a member of the portfolio management team for the Fund since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001.

Paul C. Reinhardt is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the Fund since January 2001. Mr. Reinhardt joined GE Asset Management in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the GE Investments U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2015?

A.	For the twelve-month period ended December 31, 2015, the GE Investments U.S. Equity Fund returned -2.30%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 1.38% and the Fund’s Morningstar peer group of 324 U.S. Insurance Large Blend Funds returned an average of -0.53% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	From a price perspective, the flat performance of the S&P 500 Index belied tremendous volatility in sectors of the economy and markets around the globe. Several macro themes have driven the market, including the strengthening U.S. dollar, low interest rates and falling energy prices. Energy dropped 21% — the worst performing S&P 500 Index sector. Growth concerns stemming from China and the emerging markets exacerbated commodity weakness, creating headwinds for materials and industrial companies, while a strong dollar pressured many multi-nationals. In the past year the growth style of investing has significantly outperformed value, in part because of relative strength in some of the higher-priced momentum driven Internet and technology stocks. The Fund underperformed the S&P 500 Index due to its valuation-conscious discipline in each of the underlying portfolios in this multi-manager Fund. It also seems that a portfolio’s positioning in what have been dubbed the “FANG” stocks mattered (i.e., Facebook, Amazon, Netflix and Google).

Q.	What were the primary drivers behind Fund performance?

A.

The Fund’s sector allocation effect was positive, bolstered by overweights in consumer discretionary and health care; two of the period’s strongest performing S&P 500 sectors. In these sectors, Amazon (+118%), Boston Scientific (+42%), Actavis (+23%), and Lowe’s (+14%) contributed most positively to portfolio returns. Underweighting the struggling energy and materials sectors was another positive factor. Underperformance

2

(Unaudited)

for the Fund, therefore, was driven mostly by positioning for higher interest rates and individual stock selections within sectors.

Stock selection among technology companies was a key driver of Fund performance relative to the S&P 500 Index. Western Digital (-35%) paid dearly for its SanDisk acquisition and we reduced the position. Qualcomm (-29%) suffered unexpected market share losses and we trimmed the holding to reflect changing market dynamics. Baidu (-17%) weighed on returns as it invested in new businesses to bolster its leading on-line presence in China. We believed Baidu’s margin compression would be short-lived and added to the position on weakness (in fact, it was performing better in the last quarter of 2015). Other lagging older-line tech names included Hewlett Packard (-32% and reduced) and EMC (-12% and eliminated). Fed tightening expectations got pushed out over the course of the year, and our tilt towards higher rates was not rewarded in this scenario. The Fund was underweight in the high yielding REITs, and over weighted interest-rate and market sensitive financials holdings (e.g., Ameriprise -15% Invesco -13%, and State Street -10%). American Express (-16%) underperformed as profit outlook dimmed, losing key customers (we eliminated the name). As oil prices pulled back, commodity-sensitive companies like Cenovus (-36%), Hess (-31%), Archer Daniels Midland (-26%), Monsanto (-14%) and Schlumberger (-14%) underperformed.

Q.	Were there any significant changes in the Fund during the period?

A.	The Fund ended the year with 94 equity holdings, exactly flat with the beginning of 2015. There were no changes in terms of the process; however we took advantage of market swings to upgrade certain holdings. For example, media was a challenging place to invest this year, as investors grew concerned about cord-cutting and the demise of traditional media. We eliminated Discovery — a content provider caught in the cross hairs of this debate — and added SiriusXM, a satellite radio broadcaster immune to cord-cutting fears. We eliminated EMC in technology, for example, as fears of slowing growth in traditional enterprise storage impaired its growth rate. We added to Google and initiated a new position in VMWare, with more exposure to Cloud data storage. In industrials we added to more domestically-oriented industries including defense/aerospace, professional services, and the airlines which benefited from falling oil prices. We switched from Dover to United Rentals to reduce energy end-market exposure in the industrial sector.

At year-end, the Fund’s largest sector overweights were in health care and financials. Consumer discretionary went from a key overweight to an underweight, due to eliminations of some auto-related companies (BorgWarner and AutoZone), selected retailers (Target and Dick’s Sporting Goods) and Discovery in media. Despite any changes in positioning, the Fund maintained its bottom-up stock selection approach with a focus on the long-term investment horizon. We believe the Fund is well-positioned to add value through active stock selection going into the next year.

3

U.S. Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	969.00	3.77
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,021.37	3.87

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.76% (for the period July 1, 2015 – December 31, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

U.S. Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Largest Holdings

(as a % of Fair Value of Investments of $31,375 (in thousands) on December 31, 2015) (a)(b)

Allergan PLC	3.37%
Comcast Corp., Class A	2.77%
Amgen Inc.	2.74%
JPMorgan Chase & Co.	2.55%
Apple Inc.	2.42%
Johnson & Johnson	2.22%
Exxon Mobil Corp.	2.15%
Medtronic PLC	2.14%
Cisco Systems Inc.	2.12%
PepsiCo Inc.	2.01%

Sector Allocation

Portfolio composition as a % of Fair Value of Investments of $31,375 (in thousands) on December 31, 2015 (a)(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/15

	One Year	Five Year	Ten Year
Number of funds in peer group	324	295	267
Peer group average annual total return	-0.53%	10.48%	6.08%
Morningstar Category in peer group: U.S. Insurance Large Blend

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2015

Class 1 Shares (Inception date 1/3/95)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
U.S. Equity Fund	-2.30%	10.65%	6.80%	$19,308
S&P 500 Index	1.38%	12.57%	7.31%	$20,242

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

U.S. Equity Fund

Schedule of Investments	December 31, 2015

U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock — 95.8%†

Aerospace & Defense — 3.2%

General Dynamics Corp.	1,692	$232,413
Hexcel Corp.	5,034	233,829
Honeywell International Inc.	3,598	372,645
The Boeing Co.	1,061	153,410
		992,297

Agricultural Products — 0.8%

Archer-Daniels-Midland Co.	6,892	252,799

Air Freight & Logistics — 0.3%

United Parcel Service Inc., Class B	1,074	103,351

Airlines — 1.0%

Delta Air Lines Inc.	6,327	320,716

Application Software — 0.7%

Intuit Inc.	2,417	233,240

Asset Management & Custody Banks — 4.0%

Ameriprise Financial Inc.	3,423	364,275
Invesco Ltd.	13,539	453,286
State Street Corp.	6,686	443,683	(a)
		1,261,244

Auto Parts & Equipment — 0.7%

Delphi Automotive PLC	2,457	210,639

Automobile Manufacturers — 0.6%

Ford Motor Co.	13,425	189,158

Automotive Retail — 0.2%

Advance Auto Parts Inc.	403	60,656

Biotechnology — 5.1%

Alexion Pharmaceuticals Inc.	1,504	286,888	(b)
Amgen Inc.	5,303	860,836
Gilead Sciences Inc.	4,641	469,623
		1,617,347

Broadcasting — 0.3%

CBS Corp., Class B	1,745	82,242

Cable & Satellite — 4.3%

Comcast Corp., Class A	15,384	868,119
Liberty Global PLC, Class C	8,458	344,833	(b)
Sirius XM Holdings Inc.	34,906	142,067	(b)
		1,355,019

	Number of Shares	Fair Value

Casinos & Gaming — 0.3%

Las Vegas Sands Corp.	2,229	$97,719

Communications Equipment — 3.9%

Cisco Systems Inc.	24,501	665,324
QUALCOMM Inc.	10,946	547,136
		1,212,460

Consumer Finance — 1.4%

Discover Financial Services	8,122	435,502

Data Processing & Outsourced Services — 2.0%

PayPal Holdings Inc.	4,833	174,954	(b)
Visa Inc., Class A	5,907	458,088
		633,042

Diversified Banks — 6.8%

Bank of America Corp.	36,592	615,844
Citigroup Inc.	1,611	83,369
JPMorgan Chase & Co.	12,129	800,878
Wells Fargo & Co.	11,456	622,748
		2,122,839

Diversified Chemicals — 0.1%

The Dow Chemical Co.	940	48,391

Drug Retail — 0.3%

CVS Health Corp.	997	97,477

Electric Utilities — 0.7%

NextEra Energy Inc.	2,049	212,871

Fertilizers & Agricultural Chemicals — 0.9%

Monsanto Co.	2,819	277,728

General Merchandise Stores — 0.7%

Dollar General Corp.	3,129	224,881

Healthcare Distributors — 0.7%

Cardinal Health Inc.	2,376	212,106

Healthcare Equipment — 4.7%

Abbott Laboratories	6,444	289,400
Boston Scientific Corp.	22,420	413,425	(b)
Medtronic PLC	8,712	670,127
Stryker Corp.	1,178	109,483
		1,482,435

Healthcare Supplies — 0.6%

The Cooper Companies Inc.	1,316	176,607

Home Improvement Retail — 1.7%

Lowe’s Companies Inc.	7,021	533,877

See Notes to Schedules of Investments and Notes to Financial Statements.

6

U.S. Equity Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Household Products — 0.3%

The Procter & Gamble Co.	1,214	$96,404

Independent Power Producers & Energy Traders — 0.2%

Calpine Corp.	3,845	55,637	(b)

Industrial Machinery — 1.3%

Ingersoll-Rand PLC	7,250	400,852

Integrated Oil & Gas — 4.9%

Cenovus Energy Inc.	12,290	155,100
Chevron Corp.	3,155	283,824
Exxon Mobil Corp.	8,644	673,799
Occidental Petroleum Corp.	6,131	414,517
		1,527,240

Integrated Telecommunication Services — 0.5%

Verizon Communications Inc.	3,759	173,741

Internet Retail — 1.5%

Amazon.com Inc.	679	458,929	(b)

Internet Software & Services — 6.4%

Alphabet Inc., Class A	553	430,240	(b)
Alphabet Inc., Class C	671	509,208	(b)
Baidu Inc. ADR	1,987	375,622	(b)
eBay Inc.	11,717	321,983	(b)
Facebook Inc., Class A	2,282	238,834	(b)
LinkedIn Corp., Class A	644	144,952	(b)
		2,020,839

Investment Banking & Brokerage — 1.0%

The Charles Schwab Corp.	9,666	318,301

IT Consulting & Other Services — 0.3%

Cognizant Technology Solutions Corp., Class A	1,786	107,196	(b)

Life & Health Insurance — 0.5%

Lincoln National Corp.	2,953	148,418

Movies & Entertainment — 2.1%

The Walt Disney Co.	2,578	270,896
Time Warner Inc.	5,840	377,673
		648,569

Multi-Line Insurance — 1.8%

American International Group Inc.	2,283	141,478
The Hartford Financial Services Group Inc.	9,707	421,866
		563,344

Multi-Utilities — 0.8%

Dominion Resources Inc.	3,571	241,542

	Number of Shares	Fair Value

Oil & Gas Equipment & Services — 1.3%

Schlumberger Ltd.	5,879	$410,060

Oil & Gas Exploration & Production — 1.2%

Hess Corp.	6,429	311,678
Marathon Oil Corp.	4,874	61,364
		373,042

Packaged Foods & Meats — 1.0%

Mondelez International Inc., Class A	7,370	330,471

Paper Packaging — 0.2%

Packaging Corporation of America	940	59,267

Pharmaceuticals — 8.4%

Allergan PLC	3,380	1,056,250	(b)
Johnson & Johnson	6,781	696,544
Merck & Company Inc.	10,606	560,209
Pfizer Inc.	10,540	340,231
		2,653,234

Property & Casualty Insurance — 1.0%

ACE Ltd.	2,695	314,911

Railroads — 0.2%

CSX Corp.	2,283	59,244

Regional Banks — 0.2%

First Republic Bank	994	65,664

Research & Consulting Services — 1.2%

Nielsen Holdings PLC	8,467	394,562

Semiconductor Equipment — 1.2%

Applied Materials Inc.	19,734	368,434

Soft Drinks — 2.0%

PepsiCo Inc.	6,296	629,096

Specialized Finance — 2.1%

CME Group Inc.	3,625	328,425
McGraw Hill Financial Inc.	3,222	317,625
		646,050

Specialized REITs — 2.0%

American Tower Corp.	5,638	546,604
Extra Space Storage Inc.	1,012	89,269
		635,873

Systems Software — 1.6%

Microsoft Corp.	3,558	197,398
Oracle Corp.	5,504	201,061
VMware Inc., Class A	1,697	95,999	(b)
		494,458

See Notes to Schedules of Investments and Notes to Financial Statements.

7

U.S. Equity Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Technology Hardware, Storage & Peripherals — 3.9%

Apple Inc.	7,223	$760,293
HP Inc.	16,380	193,939
Western Digital Corp.	4,296	257,975
		1,212,207

Trading Companies & Distributors — 0.7%

United Rentals Inc.	3,222	233,724	(b)

Total Common Stock (Cost $26,190,738)		30,087,952

Exchange Traded Funds — 1.5%
Financial Select Sector SPDR Fund	3,899	92,718	(c)
Industrial Select Sector SPDR Fund	6,971	369,533	(c)

Total Exchange Traded Funds (Cost $299,559)		462,251

Total Investments in Securities (Cost $26,490,297)		30,550,203

	Fair Value

Short-Term Investments — 2.6%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.09% (Cost $825,035)	$825,035	(c,d,e)

Total Investments (Cost $27,315,332)	31,375,238

Other Assets and Liabilities, net — 0.1%	30,109

NET ASSETS — 100.0%	$31,405,347

Other Information:

The Fund had the following long futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
S&P 500 Emini Index Futures	March 2016	2	$203,540	$2,359

See Notes to Schedules of Investments and Notes to Financial Statements.

8

Notes to Schedules of Investments	December 31, 2015

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(b)	Non-income producing security.

(c)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(d)	At December 31, 2015, all or a portion of this security was pledged to cover collateral requirements for futures.

(e)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2015.

Abbreviations:

ADR	—	American Depositary Receipt

REIT	—	Real Estate Investment Trust

SPDR	—	Standard and Poor’s Depositary Receipt

9

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/15	12/31/14		12/31/13		12/31/12		12/31/11
Inception date	—	—		—		—		1/3/95
Net asset value, beginning of period	$48.44	$46.63		$35.14		$30.74		$31.92
Income/(loss) from investment operations:
Net investment income	0.53	0.50		0.42		0.45		0.24
Net realized and unrealized gains/(losses) on investments	(1.56)	5.48		11.49		4.40		(1.17)
Total income/(loss) from investment operations	(1.03)	5.98		11.91		4.85		(0.93)
Less distributions from:
Net investment income	0.53	0.46		0.42		0.45		0.25
Net realized gains	4.63	3.71		—		—		—
Total distributions	5.16	4.17		0.42		0.45		0.25
Net asset value, end of period	$42.25	$48.44		$46.63		$35.14		$30.74
TOTAL RETURN (a)	(2.30)%	12.77%		33.91%		15.80%		(2.91)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$31,405	$35,178		$34,234		$29,924		$30,940
Ratios to average net assets:
Net expenses	0.76%	0.77%	(b)	0.80%	(b)	0.80%	(b)	0.89%	(b)
Gross expenses	0.76%	0.77%		0.80%		0.81%		0.90%
Net investment income	1.04%	0.99%		0.95%		1.22%		0.70%
Portfolio turnover rate	37%	43%		40%		66%		39%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

The accompanying Notes are an integral part of these financial statements.

10

Statement of Assets and Liabilities December 31, 2015

ASSETS
Investments in securities, at fair value (cost $26,490,297)	$30,550,203
Short-term investments, at fair value (cost $825,035)	825,035
Cash	5,074
Restricted cash(1)	39,000
Receivable for investments sold	76,520
Income receivables	50,766
Receivable for fund shares sold	459
Total assets	31,547,057
LIABILITIES
Payable for investments purchased	71,356
Payable for fund shares redeemed	3,455
Payable to GEAM	14,756
Accrued other expenses	50,223
Variation margin payable on open futures contracts	1,920
Total liabilities	141,710
NET ASSETS	$31,405,347
NET ASSETS CONSIST OF:
Capital paid in	$27,016,958
Undistributed (distributions in excess of) net investment income	(2)
Accumulated net realized gain	326,126
Net unrealized appreciation (depreciation) on:
Investments	4,059,906
Futures	2,359
NET ASSETS	$31,405,347
Shares outstanding ($0.01 par value; unlimited shares authorized)	743,294
Net asset value per share	$42.25

(1)	Deposits at broker for futures contracts.

The accompanying Notes are an integral part of these financial statements.

11

Statement of Operations For the Year ended December 31, 2015

INVESTMENT INCOME
Income
Dividend	$611,137
Interest	150
Less: Foreign taxes withheld	(2,069)
Total income	609,218
Expenses
Advisory and administration fees	187,531
Directors’ fees	1,758
Custody and accounting expenses	35,092
Professional fees	20,127
Other expenses	12,534
Total expenses	257,042
Net investment income	$352,176
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$3,025,012
Futures	(49,101)
Foreign currency transactions	(8)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(4,064,898)
Futures	(460)
Net realized and unrealized gain (loss) on investments	(1,089,455)
Net decrease in net assets resulting from operations	$(737,279)

The accompanying Notes are an integral part of these financial statements.

12

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$352,176	$339,453
Net realized gain (loss) on investments, futures and foreign currency transactions	2,975,903	3,904,402
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(4,065,358)	(153,109)
Net increase (decrease) from operations	(737,279)	4,090,746
Distributions to shareholders from:
Net investment income	(351,298)	(312,712)
Net realized gains	(3,071,206)	(2,498,162)
Total distributions	(3,422,504)	(2,810,874)
Increase (decrease) in assets from operations and distributions	(4,159,783)	1,279,872
Share transactions:
Proceeds from sale of shares	1,115,357	2,312,246
Value of distributions reinvested	3,422,504	2,810,874
Cost of shares redeemed	(4,150,957)	(5,459,109)
Net increase (decrease) from share transactions	386,904	(335,989)
Total increase (decrease) in net assets	(3,772,879)	943,883

NET ASSETS
Beginning of year	35,178,226	34,234,343
End of year	$31,405,347	$35,178,226
Undistributed (distributions in excess of) net investment income, end of year	$(2)	$3,383

CHANGES IN FUND SHARES
Shares sold	22,912	45,803
Shares issued for distributions reinvested	79,723	57,565
Shares redeemed	(85,580)	(111,266)
Net increase (decrease) in fund shares	17,055	(7,898)

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Statements	December 31, 2015

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is currently composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund (the “Fund”), S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into various types of derivative transactions (such as options, futures, and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Foreign Currency  Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and

14

Notes to Financial Statements	December 31, 2015

open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the year ended December 31, 2015, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect

15

Notes to Financial Statements	December 31, 2015

our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily

16

Notes to Financial Statements	December 31, 2015

represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$30,087,952	$—	$—	$30,087,952
Exchange Traded Funds	462,251	—	—	462,251
Short-Term Investments	825,035	—	—	825,035

Total Investments in Securities	$31,375,238	$—	$—	$31,375,238

Other Financial Instruments*
Long Futures Contracts — Unrealized Appreciation	$2,359	$—	$—	$2,359

†	See Schedule of Investments for Industry Classification.

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2015.

	Asset Derivatives December 31, 2015			Liability Derivatives December 31, 2015
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	2,359	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	5,712,379/ (5,254,038)	(49,101)	(460)

During the year ended December 31, 2015, the Fund had an average notional value of $466,521 and $303,237 on long and short futures contracts, respectively. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2015.

17

Notes to Financial Statements	December 31, 2015

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.20% (0.125% prior to October 28, 2015) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally is borne proportionally based upon net assets. In addition, the Company had a $100 million uncommitted, unsecured line of credit with State Street, which expired effective October 28, 2015. Generally, borrowings under the credit facilities would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2015.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 17, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.55%.

Directors’ Compensation The Fund pays no compensation to its Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2015, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$12,132,112	$15,221,202

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2012, 2013, 2014, and 2015 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2015, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Gross Tax		Net Tax Appreciation/ (Depreciation)
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
$27,549,359	$5,246,959	$(1,421,080)	$3,825,879	$2,359	$—	$611,198	$(48,691)

18

Notes to Financial Statements	December 31, 2015

As of December 31, 2015, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2015 as follows:

Capital	Ordinary
$(48,689)	$(2)

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2015	$349,409	$3,073,095	$3,422,504
2014	312,712	2,498,162	2,810,874

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) gains and losses on foreign currency, distributions from Real Estate Investment Trusts, dividend re-designations, losses deferred due to wash sales transactions and investments in futures. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2015 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$(4,263)	$4,263	$—

19

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of U.S. Equity Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Equity Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2016

20

Tax Information	(Unaudited)

For the year ended December 31, 2015, the Fund hereby designates $3,073,095 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

21

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 16 and December 18, 2015.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparisons to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to the continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit, including a platform that increases the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed

22

Advisory and Administrative Agreement Renewal	(Unaudited)

by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance (although the Fund’s 10 year performance remained competitive). The Board members discussed GEAM’s investment approach with respect to the Fund, and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall, taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability to GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those services. The Board members reviewed information

23

Advisory and Administrative Agreement Renewal	(Unaudited)

concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees, considered in relation to the services provided to the Fund, supported the Board’s approval of the investment advisory agreement.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund.

24

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Director and President

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Director and Executive Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President & Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years  Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Robert Herlihy

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Chief Compliance Officer

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 years  Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

25

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

26

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

27

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Total Return Fund

Annual Report

December 31, 2015

GE Investments Funds, Inc.

Total Return Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2015 (Unaudited)

The information provided on the performance page relates to the GE Investments Total Return Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The Morgan Stanley Capital International All Country World Index Ex-U.S. (MSCI® ACWI Ex-U.S.) is a market-capitalization weighted index designed to provide a broad measure of

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

stock performance throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. Index includes both developed and emerging markets.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2016 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

1

Total Return Fund	(Unaudited)

David Wiederecht

President and Chief Investment Officer — Investment Solutions

Jeffrey Palma

Senior Vice President and Chief Market Strategist

The Total Return Fund is managed by Jeffrey Palma and David Wiederecht. Messrs. Palma and Wiederecht are vested with oversight authority for determining asset allocations for the Fund.

Each of the U.S. equity, international equity and fixed income portions of the Fund are managed by BlackRock Investment Management, LLC, a sub-adviser retained by GE Asset Management. In addition to oversight authority for asset allocation, Messrs. Palma and Wiederecht may at times adjust the Fund’s investment exposure through the use of various investment techniques, such as investments in derivative instruments and exchange-traded funds.

David Wiederecht is the President and Chief Investment Officer — Investment Solutions and a Director at GE Asset Management. He has served as a portfolio manager to the Total Return Fund since January 2011. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Solutions since 2008.

Jeffrey Palma is a Senior Vice President and Chief Market Strategist of GE Asset Management, and a portfolio manager of the Total Return Fund. He became a member of the portfolio management team for the Total Return Fund in May 2013. Prior to joining GE Asset Management in 2012, Mr. Palma worked for UBS Investment Bank where he held a variety of global research and macro strategy roles supporting UBS’ global equities and fixed income businesses including Managing Director, Head of Global Equity Strategy from 2007 to 2012, Executive Director, Global Asset Allocation Strategist from 2001 to 2007 and Director, U.S. Economist from 1999 to 2001.

Q.	How did the Total Return Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2015?

A.	For the twelve-month period ended December 31, 2015, the GE Investments Total
Return Fund returned -1.13% for the Class 1 shares and -1.34% for Class 3 shares. The Fund’s broad based benchmarks, the S&P 500® Index (S&P 500 Index), the MSCI All Country World ex-U.S. Index, and the Barclays U.S. Aggregate Bond Index returned 1.38%, -5.66%, and 0.55%, respectively. The Fund’s Morningstar peer group of 318 U.S. Insurance Fund Moderate Allocation funds returned an average of
-0.93% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	2015 was a challenging year for markets across asset classes. Indeed, returns were negative or only slightly positive in both equity and fixed income markets. Overall, global growth trends were challenging in 2015 with Global GDP expected to have decelerated to just 3.1% (from 3.4% in 2014). The US and Japan showed little change, Europe fared a bit better, but China and the emerging market complex was clearly weaker. For most of the second half of the year, economic growth surprised to the downside in the US, while Europe was a bit more resilient.

Global equity market returns for the year were lackluster with only low single-digit total returns in most markets. The overhang of macro and policy uncertainty, weakness in energy markets, and weak earnings (and a strong dollar for US companies) were contributing fundamental factors. Further, PE multiples were unable to provide the support to drive gains. With valuations already above long-term averages, this is not particularly surprising, but underscores an ongoing headwind for equity returns moving forward. Indeed, it is difficult to count on valuations to drive returns higher at this advanced stage of the cycle.

In 2015, most of the major fixed income markets saw rates move higher. In credit, returns struggled all year . With investment

2

(Unaudited)

grade and high yield spreads both wider through 2015, returns were under pressure, while the rise in Treasury yields further depressed returns.

On top of challenging returns, volatility across markets also presented a difficult market backdrop. The combination of macro weakness and uncertainty, policy shift from the Fed, weakness in commodity and credit markets, and geopolitical unrest created an unsettled environment. Alongside valuations and fundamentals, this combination resulted in low aggregate returns and weak returns in stocks and bonds.

Q.	What were the primary drivers of Fund performance?

A.	Soft returns in US equities acted as the biggest drag on performance. Moreover, an underweight allocation to fixed income markets was also a headwind as returns, though modest, were positive. Returns on cash were positive courtesy of tactical asset allocation positions taken on crude oil during the year and downside equity market hedges put in place in the second half of 2015.

Q.	Were there any significant changes to the Fund during the period?

A.	Over the course of 2015, our allocation to equity markets declined slightly as we reduced our overweight position in US equity markets to neutral. Our positioning in international equities was relatively constant, though we did add a bit to Emerging Market Equities towards the end of the year.

We have maintained an underweight allocation to fixed income markets and a matching overweight position in cash for some time based on our view that valuations in bond markets are relatively unattractive and that tighter Fed policy could exert some upward pressure on bond yields. To that end, we have preferred to hold a larger position in cash than our benchmark to reflect this view. Looking ahead, we expect another volatile and challenging environment in 2016. As a result, we have reduced our long-standing overweight allocation to equity markets back towards neutral. We believe there will be opportunities to take advantage of volatility through the year. But managing downside risk will be a critical element of tactical asset allocation in the year ahead.

3

Total Return Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2015 – December 31, 2015

Account value at the beginning of the period ($)		Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return
Class 1	1,000.00	973.10	3.03
Class 3	1,000.00	972.10	4.27
Hypothetical 5% Return (2.5% for the period)
Class 1	1,000.00	1,022.13	3.11
Class 3	1,000.00	1,020.87	4.38

*	Expenses are equal to the Fund’s annualized net expense ratios of 0.61% for Class 1 and 0.86% for Class 3 (for the period July 1, 2015 – December 31, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Total Return Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk. The Fund seeks to achieve its objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. GE Asset Management utilizes information from its Asset Allocation Committee to allocate the Fund’s assets across various asset classes in order to diversify the Fund’s holdings and to adjust the asset class weightings based on market and economic conditions. Based on GEAM’s asset allocation decision the Fund’s assets are managed by the sub-adviser that employs an indexing investment approach designed to track the performance of three broad base indexes.

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/15

	One Year	Five Year	Ten Year
Number of Funds in peer group	318	244	164
Peer group average annual total return	-0.93%	6.63%	5.03%
Morningstar Category in peer group: U.S. Insurance Moderate Allocation

Top Ten Largest Equity Holdings

(as a % of Fair Value of Investments of $2,464,764 (in thousands) on December 31, 2015) (a)(b)

Apple Inc.	1.15%
Microsoft Corp.	0.86%
Exxon Mobil Corp.	0.63%
General Electric Co.	0.57%
Johnson & Johnson	0.55%
Amazon.com Inc.	0.51%
Wells Fargo & Co.	0.49%
Berkshire Hathaway Inc., Class B	0.48%
JPMorgan Chase & Co.	0.47%
Facebook Inc., Class A	0.46%

Sector Allocation

Portfolio Composition as a % of Fair Value of Investments of $2,464,764 (in thousands) on December 31, 2015 (a)(b)

Change in Value of a $10,000 Investment

Class 1 Shares

Class 3 Shares

Average Annual Total Return

for the periods ended December 31, 2015

Class 1 Shares (Inception date: 7/1/85)

	One Year	Five Year	Ten Year	Ending value of a $10,000 Investment
Total Return Fund	-1.13%	5.53%	4.53%	$15,570
S&P 500 Index	1.38%	12.57%	7.31%	$20,242
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%	$15,552
MSCI All Country World ex U.S. Index	-5.66%	1.06%	2.92%	$13,338

Class 3 Shares (Inception date: 5/1/06)

	One Year	Five Year	Since Inception	Ending value of a $10,000 Investment
Total Return Fund	-1.34%	5.27%	3.84%	$14,395
S&P 500 Index	1.38%	12.57%	6.96%	$19,168
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.76%	$15,681
MSCI All Country World ex U.S. Index	-5.66%	1.06%	1.52%	$11,571

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Total Return Fund

Summary Schedule of Investments	December 31, 2015

Total Return Fund

	Number of Shares	Fair Value

Equity Securities — 62.7%†

Consumer Discretionary — 7.9%

Amazon.com Inc.	18,480	$12,490,447	(a)
Comcast Corp., Class A	117,390	6,624,318
The Home Depot Inc.	60,959	8,061,828
The Walt Disney Co.	73,115	7,682,924
Toyota Motor Corp.	96,500	6,006,833
Other Securities	9,845,133	152,304,770
		193,171,120

Consumer Staples — 6.3%

Nestle S.A.	111,636	8,314,150
PepsiCo Inc.	70,084	7,002,793
Philip Morris International Inc.	74,492	6,548,592
The Coca-Cola Co.	188,164	8,083,525
The Procter & Gamble Co.	130,804	10,387,146
Other Securities	6,088,218	113,369,744
		153,705,950

Energy — 3.8%

Chevron Corp.	90,532	8,144,259
Exxon Mobil Corp.	200,246	15,609,176
Other Securities	8,699,193	69,829,707
		93,583,142

Financials — 13.2%

Bank of America Corp.	500,510	8,423,583
Berkshire Hathaway Inc., Class B	90,096	11,896,276	(a)
Citigroup Inc.	143,223	7,411,790
JPMorgan Chase & Co.	176,808	11,674,632
Wells Fargo & Co.	223,613	12,155,603
Other Securities	55,498,263	271,182,564
		322,744,448

Healthcare — 8.1%

Allergan PLC	18,959	5,924,687	(a)
Amgen Inc.	36,253	5,884,950
Gilead Sciences Inc.	69,288	7,011,253
Johnson & Johnson	133,008	13,662,582
Merck & Company Inc.	134,313	7,094,413
Novartis AG	79,977	6,935,068
Pfizer Inc.	296,758	9,579,348
Roche Holding AG	25,281	6,980,688
Other Securities	4,254,404	135,025,210
		198,098,199

Industrials — 6.7%

General Electric Co.	453,781	14,135,278	(b)
Other Securities	9,958,189	149,183,298
		163,318,576

	Number of Shares	Fair Value

Information Technology — 9.8%

Alphabet Inc., Class A	14,006	$10,896,808	(a)
Alphabet Inc., Class C	14,282	10,838,326	(a)
Apple Inc.	268,196	28,230,313
Cisco Systems Inc.	244,010	6,626,092
Facebook Inc., Class A	109,148	11,423,431	(a)
Intel Corp.	226,877	7,815,914
International Business Machines Corp.	42,899	5,903,760
Microsoft Corp.	384,258	21,318,636
Oracle Corp.	153,924	5,622,844
Visa Inc., Class A	93,585	7,257,519
Other Securities	9,227,849	124,335,207
		240,268,850

Materials — 2.7%

Other Securities	6,983,601	65,700,354
		65,700,354

Telecommunication Services — 2.2%

AT&T Inc.	295,727	10,175,966
Verizon Communications Inc.	195,597	9,040,493
Other Securities	9,334,339	33,327,777
		52,544,236

Utilities — 2.0%

Other Securities	7,342,171	49,408,314
		49,408,314

Total Equity Securities (Cost $1,327,155,070)		1,532,543,189

		Principal Amount	Fair Value
Bonds and Notes — 30.6%

U.S. Treasuries — 11.0%

U.S. Treasury Bonds
2.50%	02/15/45	$1,050,000	$940,164
2.75%	11/15/42	650,000	618,450
2.88%	08/15/45	1,600,000	1,550,938
3.00%	05/15/42 - 11/15/45	15,200,000	15,216,728
3.13%	08/15/44	2,000,000	2,039,982
3.38%	05/15/44	2,900,000	3,106,277
3.63%	08/15/43 - 02/15/44	1,740,000	1,954,249
3.75%	11/15/43	600,000	689,761
4.38%	11/15/39	3,100,000	3,890,754
4.50%	02/15/36	3,400,000	4,351,449
4.63%	02/15/40	500,000	650,085
5.25%	02/15/29	200,000	262,046

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

6

Total Return Fund

Summary Schedule of Investments	December 31, 2015

		Principal Amount	Fair Value
5.38%	02/15/31	$1,650,000	$2,237,110
5.50%	08/15/28	1,450,000	1,929,793
6.38%	08/15/27	200,000	281,004
7.63%	11/15/22 - 02/15/25	2,000,000	2,733,181
7.88%	02/15/21	2,000,000	2,591,144
8.75%	05/15/20	3,000,000	3,890,814
9.00%	11/15/18	3,000,000	3,649,677
U.S. Treasury Notes
0.63%	05/31/17 - 04/30/18	20,300,000	20,155,900
0.75%	12/31/17 - 03/31/18	6,000,000	5,955,578
0.88%	02/28/17 - 01/31/18	20,250,000	20,227,454
1.00%	03/15/18 - 06/30/19	9,800,000	9,719,737
1.13%	12/31/19 - 03/31/20	16,800,000	16,468,660
1.25%	10/31/18 - 02/29/20	13,500,000	13,377,032
1.38%	07/31/18 - 10/31/20	17,700,000	17,552,425
1.50%	11/30/19 - 01/31/22	12,500,000	12,405,550
1.63%	04/30/19 - 11/15/22	14,500,000	14,492,211
1.75%	10/31/20 - 09/30/22	6,600,000	6,571,108
2.00%	07/31/20 - 08/15/25	20,444,000	20,177,899
2.13%	08/31/20 - 12/31/21	5,400,000	5,470,812
2.25%	03/31/21 - 11/15/25	8,890,000	8,898,457
2.38%	12/31/20 - 08/15/24	7,500,000	7,632,159
2.50%	08/15/23 - 05/15/24	3,500,000	3,578,288
2.63%	08/15/20 - 11/15/20	3,885,000	4,037,592
2.75%	11/15/23 - 02/15/24	4,300,000	4,482,780
3.13%	05/15/19	5,300,000	5,593,143
3.63%	02/15/21	700,000	761,223
4.50%	05/15/17	16,500,000	17,299,342
			267,440,956

U.S. Government Sponsored Agency — 0.1%

Other Securities		1,000,000	923,597

Agency Collateralized Mortgage Obligations — 0.2%

Federal Home Loan Mortgage Corp.
2.37%	05/25/22	600,000	595,280
2.60%	10/25/23	138,080	140,255
2.79%	10/25/20	48,584	49,559
2.87%	12/25/21	800,000	821,314
3.06%	07/25/23	600,000	611,909	(c)
3.30%	04/25/23	100,000	103,670	(c)
3.39%	03/25/24	200,000	207,187
3.40%	07/25/19	169,138	174,370
3.41%	05/25/19	236,987	244,786
3.49%	01/25/24	300,000	313,230
3.53%	07/25/23	800,000	840,425	(c)
3.97%	01/25/21	200,000	215,572
4.25%	01/25/20	100,000	107,713
5.09%	03/25/19	100,000	108,813
Federal National Mortgage Assoc.
2.68%	05/25/21	100,000	101,360	(c)
			4,635,443

		Principal Amount	Fair Value

Agency Mortgage Backed — 9.6%

Federal Home Loan Mortgage Corp.
0.88%	03/07/18	$2,000,000	$1,986,126
1.20%	10/29/18	1,100,000	1,092,232
1.25%	10/02/19	1,500,000	1,479,881
1.38%	05/01/20	1,500,000	1,477,434
1.77%	06/01/43	357,869	364,110	(c)
2.38%	01/13/22	2,100,000	2,129,182
2.47%	05/01/43	891,520	900,130	(c)
2.50%	07/01/28 - 01/01/30	3,676,737	3,714,619
2.51%	08/01/43	305,170	308,803	(c)
2.51%	11/25/22	300,000	297,713
3.00%	05/01/30 - 06/01/43	12,157,101	12,270,656
3.50%	10/01/42 - 12/01/45	12,213,370	12,581,460
4.00%	06/01/42 - 12/01/45	8,776,484	9,286,878
4.88%	06/13/18	2,000,000	2,172,180
5.00%	12/01/22 - 06/01/41	3,961,279	4,343,081
5.50%	01/01/38 - 04/01/39	661,179	747,349
6.00%	06/01/37 - 11/01/37	640,266	726,656
6.25%	07/15/32	1,000,000	1,390,114
2.50%	TBA	1,200,000	1,202,673	(d)
3.00%	TBA	917,000	940,739	(d)
3.50%	TBA	2,402,000	2,478,617	(d)
4.00%	TBA	2,493,000	2,608,418	(d)
4.50%	TBA	550,000	592,391	(d)
Federal National Mortgage Assoc.
0.88%	12/20/17 - 05/21/18	6,900,000	6,863,293
1.89%	04/01/43	574,520	587,552	(c)
2.50%	02/01/28 - 08/01/30	6,767,780	6,849,603
3.00%	01/01/28 - 12/01/45	21,666,962	21,989,354
3.50%	07/01/30 - 01/01/46	24,069,382	24,888,700
4.00%	10/01/41 - 12/01/45	15,872,134	16,847,610
4.50%	10/01/40 - 03/01/44	12,779,812	13,829,425
5.00%	12/01/39 - 06/01/41	4,469,555	5,010,833
5.50%	12/01/35 - 04/01/38	4,672,869	5,255,204
6.00%	03/01/34 - 08/01/37	3,323,804	3,770,694
6.63%	11/15/30	100,000	141,684
2.50%	TBA	456,000	451,337	(d)
3.00%	TBA	1,309,000	1,322,398	(d)
3.50%	TBA	4,997,000	5,206,246	(d)
4.00%	TBA	3,446,000	3,621,271	(d)
4.50%	TBA	873,000	912,417	(d)
5.50%	TBA	1,032,000	1,150,322	(d)
Government National Mortgage Assoc.
2.50%	05/20/45	343,569	334,441
3.00%	10/15/42 - 12/20/45	7,625,895	7,750,292
3.50%	10/20/42 - 12/20/45	14,060,083	14,694,514
4.00%	12/20/40 - 01/20/45	9,765,219	10,402,573
4.50%	05/20/40	3,853,325	4,196,752
5.00%	08/15/41	3,996,123	4,419,421
3.00%	TBA	4,033,000	4,086,217	(d)
3.50%	TBA	3,333,000	3,473,368	(d)
4.00%	TBA	407,000	432,106	(d)
			233,579,069

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

7

Total Return Fund

Summary Schedule of Investments	December 31, 2015

		Principal Amount	Fair Value

Asset Backed — 0.1%

Other Securities		$2,900,000	$ 2,963,053

Corporate Notes — 8.6%

Apple Inc.
1.00%	05/03/18	250,000	248,037
4.38%	05/13/45	465,000	469,166
General Electric Co.
5.50%	01/08/20	1,000,000	1,121,773	(b)
5.25%	12/06/17	1,250,000	1,633,294	(b)
General Electric Co.
5.25%	12/06/17	500,000	533,890	(b)
Other Securities		206,175,272	204,376,008
			208,382,168

Non-Agency Collateralized Mortgage Obligations — 0.3%

Other Securities		7,076,047	7,323,992	(c)

Sovereign Bonds — 0.4%

Other Securities		10,172,000	10,454,662

Municipal Bonds and Notes — 0.3%

Other Securities		6,800,000	7,931,642

FNMA (TBA) — 0.0%*

Lehman TBA
5.50% TBA		403,163	22,174	(e,f)

Total Bonds and Notes (Cost $749,556,085)			743,656,756

Total Investments in Securities (Cost $2,076,711,155)			2,276,199,945

Short-Term Investments — 7.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.09% (Cost $188,563,850)			188,563,850	(g,h,i)

Total Investments (Cost $2,265,275,005)			2,464,763,795

Liabilities in Excess of Other Assets, net — (1.0)%			(23,456,014)

NET ASSETS — 100.0%			$2,441,307,781

Other Information:

The Fund had the following long futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
MSCI EAFE Mini Index Futures	March 2016	37	$3,141,670	$(19,751)
MSCI Emerging Market Mini Futures	March 2016	21	826,875	(1,928)
Russell 2000 Mini Index Futures	March 2016	3	339,450	(2,819)
S&P 500 Emini Index Futures	March 2016	110	11,194,700	(82,528)
S&P Mid 400 Emini Index Futures	March 2016	1	139,350	(1,482)

				$(108,508)

The Fund had the following short futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	March 2016	529	$(53,836,330)	$(683,685)

				$(792,193)

The Fund was invested in the following countries/territories at December 31, 2015:

Country/Territory	Percentage (based on Fair Value)
United States	72.35%
Japan	4.28%
United Kingdom	3.92%
Switzerland	1.94%
France	1.89%
Germany	1.80%
Canada	1.77%
China	1.33%
Australia	1.33%
South Korea	0.80%
Netherlands	0.68%
Taiwan	0.61%
Hong Kong	0.61%
Spain	0.60%
Ireland	0.54%
Sweden	0.51%
India	0.44%
Italy	0.42%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

8

Total Return Fund

Summary Schedule of Investments	December 31, 2015

Country/Territory	Percentage (based on Fair Value)
Mexico	0.41%
Denmark	0.34%
South Africa	0.34%
Brazil	0.34%
Supranational	0.32%
Singapore	0.30%
Belgium	0.26%
Russian Federation	0.17%
Malaysia	0.17%
Turkey	0.16%
Finland	0.16%
Israel	0.13%
Indonesia	0.13%
Norway	0.12%
Philippines	0.12%
Thailand	0.10%
Poland	0.10%
Chile	0.08%
Colombia	0.07%
Qatar	0.05%
United Arab Emirates	0.04%
Austria	0.03%
Peru	0.03%
Luxembourg	0.03%
Portugal	0.03%
Cayman Islands	0.02%
New Zealand	0.02%
Uruguay	0.02%
Greece	0.02%
Panama	0.01%
Bermuda	0.01%
Hungary	0.01%
Guernsey	0.01%
Czech Republic	0.01%
Egypt	0.01%
Malta	0.01%
Puerto Rico	0.00%	**
Monaco	0.00%	**
United States Virgin Islands	0.00%	**
Jersey	0.00%	**
Bahamas	0.00%	**

	100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2015 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Banks	1.75%	3.37%	5.12%
Pharmaceuticals	1.95%	2.01%	3.96%
Integrated Oil & Gas	1.06%	0.94%	2.00%
Internet Software & Services	1.51%	0.35%	1.86%

Industry	Domestic	Foreign	Total
Technology Hardware, Storage & Peripherals	1.42%	0.42%	1.84%
Biotechnology	1.32%	0.20%	1.52%
Integrated Telecommunication Services	0.82%	0.66%	1.48%
Packaged Foods & Meats	0.59%	0.71%	1.30%
Industrial Conglomerates	0.90%	0.40%	1.30%
Systems Software	1.17%	0.04%	1.21%
Aerospace & Defense	0.95%	0.25%	1.20%
Semiconductors	0.71%	0.46%	1.17%
Automobile Manufacturers	0.20%	0.87%	1.07%
Electric Utilities	0.62%	0.42%	1.04%
Life & Health Insurance	0.30%	0.67%	0.97%
Data Processing & Outsourced Services	0.84%	0.10%	0.94%
Healthcare Equipment	0.53%	0.39%	0.92%
Household Products	0.68%	0.22%	0.90%
Tobacco	0.56%	0.34%	0.90%
Internet Retail	0.78%	0.04%	0.82%
Soft Drinks	0.70%	0.07%	0.77%
Regional Banks	0.40%	0.30%	0.70%
Oil & Gas Exploration & Production	0.49%	0.21%	0.70%
IT Consulting & Other Services	0.33%	0.34%	0.67%
Multi-Line Insurance	0.22%	0.44%	0.66%
Multi-Utilities	0.41%	0.23%	0.64%
Restaurants	0.50%	0.14%	0.64%
Communications Equipment	0.50%	0.13%	0.63%
Industrial Machinery	0.22%	0.41%	0.63%
Multi-Sector Holdings	0.49%	0.12%	0.61%
Wireless Telecommunication Services	0.00%	0.59%	0.59%
Movies & Entertainment	0.52%	0.06%	0.58%
Property & Casualty Insurance	0.25%	0.33%	0.58%
Application Software	0.33%	0.25%	0.58%
Cable & Satellite	0.38%	0.18%	0.56%
Railroads	0.25%	0.30%	0.55%
Asset Management & Custody Banks	0.42%	0.10%	0.52%
Managed Healthcare	0.49%	0.02%	0.51%
Home Improvement Retail	0.47%	0.01%	0.48%
Investment Banking & Brokerage	0.34%	0.13%	0.47%
Hypermarkets & Super Centers	0.33%	0.13%	0.46%
Apparel, Accessories & Luxury Goods	0.13%	0.32%	0.45%
Specialty Chemicals	0.19%	0.25%	0.44%
Retail REITs	0.23%	0.20%	0.43%
Food Retail	0.11%	0.32%	0.43%
Diversified Chemicals	0.25%	0.17%	0.42%
Personal Products	0.04%	0.37%	0.41%
Brewers	0.03%	0.36%	0.39%
Oil & Gas Equipment & Services	0.32%	0.06%	0.38%
Apparel Retail	0.21%	0.17%	0.38%
Oil & Gas Refining & Marketing	0.22%	0.15%	0.37%
Specialized Finance	0.22%	0.15%	0.37%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

9

Total Return Fund

Summary Schedule of Investments	December 31, 2015

Industry	Domestic	Foreign	Total
Auto Parts & Equipment	0.07%	0.30%	0.37%
Drug Retail	0.35%	0.01%	0.36%
Electrical Components & Equipment	0.18%	0.17%	0.35%
Specialized REITs	0.35%	0.00%	0.35%
Consumer Finance	0.28%	0.05%	0.33%
Air Freight & Logistics	0.25%	0.07%	0.32%
Diversified Real Estate Activities	0.00%	0.32%	0.32%
Airlines	0.23%	0.08%	0.31%
Diversified Metals & Mining	0.03%	0.27%	0.30%
Trading Companies & Distributors	0.05%	0.24%	0.29%
Healthcare Services	0.18%	0.10%	0.28%
Life Sciences Tools & Services	0.24%	0.04%	0.28%
Oil & Gas Storage & Transportation	0.14%	0.13%	0.27%
Fertilizers & Agricultural Chemicals	0.13%	0.13%	0.26%
Electronic Components	0.07%	0.19%	0.26%
Healthcare Distributors	0.23%	0.02%	0.25%
Construction & Engineering	0.03%	0.21%	0.24%
Construction Machinery & Heavy Trucks	0.14%	0.09%	0.23%
Commodity Chemicals	0.06%	0.17%	0.23%
Industrial Gases	0.13%	0.09%	0.22%
Diversified Capital Markets	0.00%	0.22%	0.22%
Hotels, Resorts & Cruise Lines	0.15%	0.07%	0.22%
Construction Materials	0.04%	0.18%	0.22%
General Merchandise Stores	0.17%	0.04%	0.21%
Distillers & Vintners	0.07%	0.14%	0.21%
Footwear	0.16%	0.04%	0.20%
Building Products	0.03%	0.17%	0.20%
Gas Utilities	0.03%	0.16%	0.19%
Residential REITs	0.16%	0.02%	0.18%
Semiconductor Equipment	0.08%	0.09%	0.17%
Automotive Retail	0.14%	0.03%	0.17%
Broadcasting	0.08%	0.09%	0.17%
Research & Consulting Services	0.09%	0.08%	0.17%
Office REITs	0.10%	0.06%	0.16%
Steel	0.03%	0.13%	0.16%
Electronic Equipment & Instruments	0.02%	0.13%	0.15%
Department Stores	0.05%	0.10%	0.15%
Publishing	0.01%	0.14%	0.15%
Advertising	0.06%	0.09%	0.15%
Home Building	0.06%	0.08%	0.14%
Health Care REITs	0.14%	0.00%	0.14%
Diversified REITs	0.00%	0.14%	0.14%
Reinsurance	0.00%	0.14%	0.14%
Healthcare Facilities	0.08%	0.05%	0.13%
Healthcare Supplies	0.03%	0.10%	0.13%
Real Estate Development	0.00%	0.13%	0.13%
Consumer Electronics	0.01%	0.12%	0.13%
Electronic Manufacturing Services	0.00%	0.13%	0.13%
Home Entertainment Software	0.08%	0.04%	0.12%
Paper Packaging	0.08%	0.03%	0.11%
Insurance Brokers	0.06%	0.05%	0.11%
Environmental & Facilities Services	0.08%	0.03%	0.11%
Gold	0.02%	0.08%	0.10%

Industry	Domestic	Foreign	Total
Casinos & Gaming	0.01%	0.09%	0.10%
Thrifts & Mortgage Finance	0.00%	0.10%	0.10%
Tires & Rubber	0.02%	0.08%	0.10%
Specialty Stores	0.07%	0.03%	0.10%
Human Resource & Employment Services	0.02%	0.07%	0.09%
Agricultural & Farm Machinery	0.05%	0.04%	0.09%
Leisure Products	0.03%	0.06%	0.09%
Industrial REITs	0.04%	0.05%	0.09%
Diversified Support Services	0.02%	0.06%	0.08%
Real Estate Operating Companies	0.00%	0.08%	0.08%
Security & Alarm Services	0.04%	0.04%	0.08%
Heavy Electrical Equipment	0.00%	0.07%	0.07%
Agricultural Products	0.04%	0.03%	0.07%
Highways & Railtracks	0.00%	0.07%	0.07%
Independent Power Producers & Energy Traders	0.02%	0.05%	0.07%
Paper Products	0.00%	0.06%	0.06%
Household Appliances	0.02%	0.04%	0.06%
Home Furnishings	0.03%	0.03%	0.06%
Alternative Carriers	0.03%	0.03%	0.06%
Other Diversified Financial Services	0.00%	0.06%	0.06%
Airport Services	0.00%	0.06%	0.06%
Marine	0.00%	0.05%	0.05%
Hotel & Resort REITs	0.05%	0.00%	0.05%
Healthcare Technology	0.04%	0.01%	0.05%
Trucking	0.02%	0.03%	0.05%
Metal & Glass Containers	0.04%	0.01%	0.05%
Food Distributors	0.04%	0.01%	0.05%
Water Utilities	0.00%	0.05%	0.05%
Oil & Gas Drilling	0.01%	0.04%	0.05%
Computer & Electronics Retail	0.03%	0.01%	0.04%
Distributors	0.04%	0.00%	0.04%
Aluminum	0.03%	0.01%	0.04%
Motorcycle Manufacturers	0.02%	0.02%	0.04%
Home Furnishing Retail	0.02%	0.02%	0.04%
Leisure Facilities	0.01%	0.02%	0.03%
Office Services & Supplies	0.01%	0.02%	0.03%
Housewares & Specialties	0.03%	0.00%	0.03%
Coal & Consumable Fuels	0.00%	0.03%	0.03%
Marine Ports & Services	0.00%	0.03%	0.03%
Real Estate Services	0.02%	0.01%	0.03%
Commercial Printing	0.00%	0.03%	0.03%
Education Services	0.00%	0.03%	0.03%
Technology Distributors	0.00%	0.03%	0.03%
Mortgage REITs	0.03%	0.00%	0.03%
Specialized Consumer Services	0.03%	0.00%	0.03%
Renewable Electricity	0.00%	0.02%	0.02%
Forest Products	0.00%	0.01%	0.01%
Textiles	0.00%	0.01%	0.01%
Precious Metals & Minerals	0.00%	0.01%	0.01%
Silver	0.00%	0.01%	0.01%
Catalog Retail	0.00%	0.00%	0.00%	**

			62.18%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

10

Total Return Fund

Summary Schedule of Investments	December 31, 2015

Sector	Percentage (based on Fair Value)
U.S. Treasuries	10.85%
Agency Mortgage Backed	9.48%
Corporate Notes	8.45%
Sovereign Bonds	0.42%
Municipal Bonds and Notes	0.32%
Non-Agency Collateralized Mortgage Obligations	0.30%
Agency Collateralized Mortgage Obligations	0.19%
Asset Backed	0.12%
U.S. Government Sponsored Agencies	0.04%
FNMA (TBA)	0.00%	**

	30.17%

Short-Term Investments
Short-Term Investments	7.65%

	7.65%

	100.00%

See Notes to Summary Schedule of Investments and Notes to Financial Statements.

11

Notes to Summary Schedule of Investments	December 31, 2015

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 242-0134; and ii) on the SEC’s website at http://www.sec.gov.

(a)	Non-income producing security.

(b)	General Electric Co. is the parent company of GEAM, the Fund’s investment adviser.

(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015.

(d)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(e)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund’s Board of Directors .
(f)	Security is in default.

(g)	At December 31, 2015, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(h)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(i)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2015.

*	Less than 0.05%.

**	Less than 0.005%.

Abbreviations:

REIT	—	Real Estate Investment Trust

TBA	—	To Be Announced

12

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	CLASS 1
	12/31/15	12/31/14		12/31/13		12/31/12		12/31/11
Inception date	—	—		—		—		7/1/85
Net asset value, beginning of period	$18.81	$18.71		$17.35		$15.66		$16.42
Income/(loss) from investment operations:
Net investment income	0.31	0.35		0.29		0.28		0.31
Net realized and unrealized gains/(losses) on investments	(0.52)	0.65		2.29		1.68		(0.78)
Total income/(loss) from investment operations	(0.21)	1.00		2.58		1.96		(0.47)
Less distributions from:
Net investment income	0.34	0.34		0.29		0.27		0.29
Net realized gains	0.60	0.56		0.93		—		—
Total distributions	0.94	0.90		1.22		0.27		0.29
Net asset value, end of period	$17.66	$18.81		$18.71		$17.35		$15.66
TOTAL RETURN (a)	(1.13)%	5.32%		14.93%		12.55%		(2.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$807,584	$941,344		$1,046,388		$1,015,136		$1,006,391
Ratios to average net assets:
Net expenses	0.61%	0.62%	(b)	0.60%	(b)	0.73%	(b)	0.74%	(b)(c)
Gross expenses	0.61%	0.62%		0.61%		0.74%		0.76%
Net investment income	1.56%	1.66%		1.50%		1.45%		1.67%
Portfolio turnover rate	70%	78%		175%		168%		195%

	CLASS 3
	12/31/15	12/31/14		12/31/13		12/31/12		12/31/11
Inception date	—	—		—		—		5/1/06
Net asset value, beginning of period	$18.75	$18.65		$17.30		$15.62		$16.38
Income/(loss) from investment operations:
Net investment income	0.27	0.28		0.24		0.20		0.24
Net realized and unrealized gains/(losses) on investments	(0.51)	0.67		2.28		1.71		(0.75)
Total income/(loss) from investment operations	(0.24)	0.95		2.52		1.91		(0.51)
Less distributions from:
Net investment income	0.30	0.29		0.24		0.23		0.25
Net realized gains	0.60	0.56		0.93		—		—
Total distributions	0.90	0.85		1.17		0.23		0.25
Net asset value, end of period	$17.61	$18.75		$18.65		$17.30		$15.62
TOTAL RETURN (a)	(1.34)%	5.07%		14.64%		12.25%		(3.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,633,723	$1,842,997		$1,937,910		$1,769,140		$1,624,263
Ratios to average net assets:
Net expenses	0.86%	0.87%	(b)	0.85%	(b)	0.98%	(b)	0.99%	(b)(c)
Gross expenses	0.86%	0.87%		0.86%		0.99%		1.01%
Net investment income	1.31%	1.40%		1.25%		1.20%		1.42%
Portfolio turnover rate	70%	78%		175%		168%		195%

The accompanying Notes are an integral part of these financial statements.

13

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Reflects GEAM’s contractual arrangement with the Fund to waive advisory and administrative fee or limit operating expenses. The most recent arrangement expired on April 30, 2011.

14

Statement of Assets and Liabilities December 31, 2015

ASSETS
Investments in securities, at fair value (cost $2,063,444,020)	$2,258,775,710
Investments in affiliated securities, at fair value (cost $13,267,135)	17,424,235
Short-term investments, at fair value (cost $188,563,850)	188,563,850
Cash	543,997
Restricted cash(1)	3,855,800
Foreign currency (cost $1,441,492)	1,438,556
Receivable for investments sold	18,443,873
Income receivables	6,885,537
Receivable for fund shares sold	888
Receivable for variation margin on open futures contracts	353,765
Other assets	72,175
Total assets	2,496,358,386
LIABILITIES
Payable for investments purchased	51,592,713
Payable for fund shares redeemed	688,041
Payable to GEAM	729,881
Accrued other expenses	2,039,970
Total liabilities	55,050,605
NET ASSETS	$2,441,307,781
NET ASSETS CONSIST OF:
Capital paid in	$2,244,695,504
Undistributed (distributions in excess of) net investment income	(2,295,946)
Accumulated net realized gain	283,907
Net unrealized appreciation (depreciation) on:
Investments	199,488,790
Futures	(792,193)
Foreign currency related transactions	(72,281)
NET ASSETS	$2,441,307,781
Class 1
Net assets	$807,584,479
Shares outstanding ($0.01 par value, unlimited shares authorized)	45,718,205
Net asset value per share	$17.66

Class 3
Net assets	$1,633,723,302
Shares outstanding ($0.01 par value, unlimited shares authorized)	92,771,633
Net asset value per share	$17.61

(1)	Deposits at broker for futures contracts.

The accompanying Notes are an integral part of these financial statements.

15

Statement of Operations For the Year ended December 31, 2015

INVESTMENT INCOME
Income
Dividend	$42,063,403
Interest	16,639,996
Income from affiliated investments	584,467
Less: Foreign taxes withheld	(1,785,195)
Total income	57,502,671
Expenses
Advisory and administration fees	9,355,397
Distribution and service:
Class 1	1,771,297
Class 3	7,934,692
Directors’ fees	141,233
Custody and accounting expenses	1,062,500
Professional fees	141,254
Other expenses	227,143
Total expenses	20,633,516
Net investment income	$36,869,155
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$70,119,627
Affiliated investments	634,039
Futures	1,181,092
Foreign currency transactions	(334,007)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(136,716,204)
Futures	(557,765)
Foreign currency translations	8,213
Net realized and unrealized gain (loss) on investments	(65,665,005)
Net decrease in net assets resulting from operations	$(28,795,850)

The accompanying Notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$36,869,155	$43,242,204
Net realized gain (loss) on investments, futures and foreign currency related transactions	71,600,751	86,188,812
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures and foreign currency transactions	(137,265,756)	16,831,827
Net increase (decrease) from operations	(28,795,850)	146,262,843
Distributions to shareholders from:
Net investment income
Class 1	(14,866,449)	(16,358,863)
Class 3	(25,948,829)	(27,533,049)
Net realized gains
Class 1	(26,109,147)	(26,849,398)
Class 3	(53,172,873)	(52,839,431)
Total distributions	(120,097,298)	(123,580,741)
Increase (decrease) in assets from operations and distributions	(148,893,148)	22,682,102
Share transactions:
Proceeds from sale of shares
Class 1	34,958,688	39,303,335
Class 3	34,605,587	42,265,802
Value of distributions reinvested
Class 1	40,975,596	43,208,261
Class 3	79,121,702	80,372,480
Cost of shares redeemed
Class 1	(161,103,239)	(196,287,846)
Class 3	(222,699,174)	(231,500,126)
Net increase (decrease) from share transactions	(194,140,840)	(222,638,094)
Total increase (decrease) in net assets	(343,033,988)	(199,955,992)

NET ASSETS
Beginning of year	2,784,341,769	2,984,297,761
End of year	$2,441,307,781	$2,784,341,769
Undistributed (distributions in excess of) net investment income, end of year	$(2,295,946)	$(2,049,000)

CHANGES IN FUND SHARES
Class 1
Shares sold	1,839,621	2,056,040
Shares issued for distributions reinvested	2,302,000	2,284,942
Shares redeemed	(8,469,377)	(10,224,512)
Net increase in fund shares	(4,327,756)	(5,883,530)
Class 3
Shares sold	1,843,228	2,207,349
Shares issued for distributions reinvested	4,457,561	4,261,531
Shares redeemed	(11,810,905)	(12,073,328)
Net decrease in fund shares	(5,510,116)	(5,604,448)

The accompanying Notes are an integral part of these financial statements.

17

Notes to Financial Statements	December 31, 2015

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is currently composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund (the “Fund”), Income Fund, and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers two share classes of the Fund as investment options for variable life insurance and variable annuity contracts — Class 1 and Class 3. Class 3 shares were first offered on May 1, 2006, and Fund shares outstanding prior to May 1, 2006 were designated as Class 1 shares. Each class of shares has different fees and expenses, and as a result, each class of shares will have different share price and performance. Not all variable contracts offer every class of the Fund’s shares.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

The Fund’s income, expenses (other than distribution and service fees) and realized and unrealized gains and losses are allocated proportionally each day among the share classes based upon the relative net assets of each class.

Foreign Currency   Accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m., Eastern Time.

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign

18

Notes to Financial Statements	December 31, 2015

currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Fund is subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into various types of derivative transactions (such as options, futures, options on futures, interest rate swaps and credit default swaps) ) to gain or hedge exposure to a certain type of broad-based index as an alternative to investing directly in or selling the securities representing such index.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the year ended December 31, 2015, the Fund invested in futures contracts on various stock indices to gain equity exposure. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments  The Fund may purchase or sell securities on a when issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Forward Foreign Currency Exchange Contracts  The Fund may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund’s currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund’s financial statements. Such amounts appear under the caption Forward Foreign Currency Contracts in the Schedules of Investments. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (or liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund’s risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts’ terms. When the Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or

19

Notes to Financial Statements	December 31, 2015

securities are segregated so that the value of the account will equal the amount of the Fund’s commitment with respect to the contract.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Certain class specific expenses (such as distribution fees) are allocated to the class that incurs such expense. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews

20

Notes to Financial Statements	December 31, 2015

of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, which may include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service may also use other available information such as benchmark curves, benchmarking of similar securities, sector groupings, and matrix pricing, as applicable. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

The Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Fund has not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occurring after the close of the portfolio security’s primary market and before the close of regular trading on the New York Stock Exchange (“NYSE”). In these circumstances the Fund classifies the investment securities in Level 2. This independent fair value pricing service uses a proprietary model to identify affected securities, taking into consideration various factors, and the fair value of such securities may be something other than the last available quotation or other market price.

All assets and liabilities of the Fund initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuters exchange rate computed at 11:00 a.m. Eastern time.

21

Notes to Financial Statements	December 31, 2015

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Domestic Equity	$911,172,852	$—	$6,783	$911,179,635
Foreign Equity	621,140,568	—	222,986	621,363,554
U.S. Treasuries	—	267,440,956	—	267,440,956
U.S. Government Sponsored Agencies	—	923,597	—	923,597
Agency Collateralized Mortgage Obligations	—	4,635,443	—	4,635,443
Agency Mortgage Backed	—	233,579,069	—	233,579,069
Asset Backed	—	2,963,053	—	2,963,053
Corporate Notes	—	208,382,168	—	208,382,168
Non-Agency Collateralized Mortgage Obligations	—	7,323,992	—	7,323,992
Sovereign Bonds	—	10,454,662	—	10,454,662
Municipal Bonds and Notes	—	7,931,642	—	7,931,642
FNMA (TBA)	—	—	22,174	22,174
Short-Term Investments	188,563,850	—	—	188,563,850

Total Investments in Securities	$1,720,877,270	$743,634,582	$251,943	$2,464,763,795

Other Financial Instruments*
Long Futures Contracts — Unrealized Depreciation	$(108,508)	$—	$—	$(108,508)
Short Futures Contracts — Unrealized Depreciation	(683,685)	—	—	(683,685)

Total Other Financial Instruments	$(792,193)	$—	$—	$(792,193)

†	See Schedule of Investments for Industry Classification.

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

22

Notes to Financial Statements	December 31, 2015

The Fund utilized the fair value pricing service on December 31, 2014 due to events occurring after the close of foreign local markets and before the close of regular trading on the NYSE, which resulted in certain foreign securities being classified as Level 2 at the beginning of the period that were classified as Level 1 at December 31, 2015. The value of securities that were transferred to Level 1 from Level 2 as a result was $543,273,575.

Other transfers between fair value levels were not significant in relation to net assets. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2015 is not presented.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2015.

	Asset Derivatives December 31, 2015		Liability Derivatives December 31, 2015
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(792,193	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	399,814,402/ (467,900,748)	1,181,092	(557,765)

During the year ended December 31, 2015, the Fund had an average notional value of $21,573,369 and $53,628,257 on long and short futures contracts, respectively. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2015.

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.20% (0.125% prior to October 28, 2015) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally is borne proportionally based upon net assets. In addition, the Company had a $100 million uncommitted, unsecured line of credit with State Street, which expired effective October 28, 2015. Generally, borrowings under the credit facilities would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2015.

23

Notes to Financial Statements	December 31, 2015

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

Investor Service Plan — Class 1 and Class 3 Shares  The Company adopted an Investor Service Plan (the “Service Plan”) on December 9, 2005 for Class 1 shares and on May 1, 2009 for Class 3 shares of the Fund (each an “Investor Service Plan”). The Investor Service Plans were not adopted pursuant to Rule 12b-1 under the 1940 Act. Each Investor Service Plan provides that, during any fiscal year, the amount of compensation paid under the Investor Service Plans by the Fund’s Class 1 or Class 3 shares may not exceed the annual rate of 0.20% of the average daily net assets of the Fund attributable to the share class offered.

Distribution and Shareholder Service (12b-1) Fees  The Company has adopted a Distribution and Service (12b-1) Plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class 1 and Class 3 shares of the Fund. Under the 12b-1 Plan for Class 1 shares that became effective May 1, 2009, payments made under the Class 1 Investor Service Plan are covered in the event that any portion of compensation paid pursuant to the Class 1 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 1 shares to finance distribution of such shares. Under the 12b-1 Plan for Class 3 shares, the Company, on behalf of the Fund, may compensate GE Investment Distributors, Inc. (“GEID”), the distributor of the shares of the Fund, for certain sales services provided by GEID or other broker dealers and investor services provided by GEID or other service providers relating to the Fund’s Class 3 shares, including services to owners or prospective owners of variable contracts issued by insurance companies that offer Class 3 shares as an investment option under such variable contracts. The amount of compensation paid under the 12b-1 Plan for Class 3 shares may not exceed 0.25%, of the average daily net assets of the Fund attributable to such share class. The 12b-1 Plan continues in effect from year to year for so long as such continuance is approved annually by the Board of Directors, including by those directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to it. In addition, the Class 3 12b-1 Plan covers payments made under the Class 3 Investor Service Plan in the event that any portion of compensation paid pursuant to the Class 3 Investor Service Plan is determined to be an indirect use of the assets attributable to the Class 3 shares to finance distribution of such shares.

Directors’ Compensation  The Fund pays no compensation to its Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

7.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, BlackRock Investment Management, LLC (“BlackRock”) is the Sub-Adviser to the Fund. Based on the asset allocation decisions by GEAM, BlackRock manages the Fund’s assets using an indexing investment approach designed to track the performance of the desired broadbased indices representing asset classes. For its services, GEAM pays BlackRock monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

8.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2015, were as follows:

U.S. Government Securities
Purchases	Sales
$1,525,046,847	$1,590,443,714

Non-U.S. Government Securities
Purchases	Sales
$190,572,374	$383,118,090

24

Notes to Financial Statements	December 31, 2015

Affiliated Investments  Transactions with affiliated investments for the year ended December 31, 2015 were as follows:

Security	Value, beginning of period	Cost of purchases	Proceeds from sales	Dividend/ Interest income	Realized gain (loss)	Value, end of period
General Electric Co., Common Stock	$14,077,967	$199,438	$(3,049,403)	$471,155	$628,320	$14,135,278
General Electric Co., Corporate Notes	1,109,312	—	(548,200)	11,344	1,572	533,890
General Electric Capital Corp., Corporate Notes	3,633,337	—	(781,185)	101,968	4,147	2,755,067

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2012, 2013, 2014, and 2015 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2015, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Gross Tax		Net Tax Appreciation/ (Depreciation)
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
$2,276,334,358	$349,576,293	$(161,146,856)	$188,429,437	$(864,474)	$—	$8,958,362	$(703,242)

As of December 31, 2015, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2015 as follows:

Capital	Ordinary
$(429,300)	$(273,942)

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2015	$48,555,357	$71,541,941	$120,097,298
2014	49,538,602	74,042,139	123,580,741

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments in futures, losses deferred due to wash sale transactions, real estate investment trust basis adjustments, foreign capital gains tax, distribution re-designations, foreign currency gains and losses, passive foreign investment company gains and losses, litigation proceeds, return of capital distributions from securities,

25

Notes to Financial Statements	December 31, 2015

corporate actions, straddle loss deferrals, partnership basis adjustments, and distributions from real estate investment trusts. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2015 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$3,699,177	$(3,699,177)	$–

26

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Total Return Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2016

27

Tax Information	(Unaudited)

For the year ended December 31, 2015, the Fund hereby designates $71,541,941 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

28

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-advisor, BlackRock Investment Management, LLC (“BlackRock”), at meetings held on December 16 and December 18, 2015.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and BlackRock. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or BlackRock were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from

BlackRock a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, BlackRock. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparisons to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management and BlackRock, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of BlackRock during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to the continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and BlackRock, taking into account their past experiences with GEAM and BlackRock. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership

29

Advisory and Administrative Agreement Renewal	(Unaudited)

and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit, including a platform that increases the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by BlackRock, the Board members focused on BlackRock’s favorable attributes, including its substantial experience managing funds of this type, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation.

In light of these discussions, the Board, including the independent Board members, concluded that the services provided by GEAM and BlackRock continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of BlackRock at a prior meeting held during the year about their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the Fund’s investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance. The Board members discussed GEAM’s investment approach with respect to the Fund and the reasons for the Fund’s relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to BlackRock by GEAM, and the cost of the services provided by GEAM and BlackRock to the Fund. The Board members reviewed the information they had requested from GEAM and BlackRock concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM and BlackRock for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted that GEAM, and not the Fund, pays the sub-advisory fees to BlackRock. GEAM reviewed its portfolio management services related to the allocation of assets among the various asset classes based on its strategic and tactical asset allocation processes, as well as the services related to overseeing the sub-adviser, including but not limited to having multiple meetings with the sub-adviser during the year to conduct investment performance, risk and compliance reviews. The Board members determined that GEAM and BlackRock should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability to GEAM and

30

Advisory and Administrative Agreement Renewal	(Unaudited)

BlackRock from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by each of GEAM and BlackRock, including GEAM’s asset allocation services and services required to oversee BlackRock, and the fees charged for those services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. The Board members also reviewed comparative mutual fund and/or other account fee information provided by BlackRock. In light of the foregoing, the Board, including the independent Board members, determined that the advisory and sub-advisory fees, considered in relation to the services provided to the Fund, supported the Board’s approval of the investment advisory and sub-advisory agreements.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and BlackRock may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements was in the best interests of the Fund.

31

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Director and President

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Director and Executive Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President & Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years  Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Robert Herlihy

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Chief Compliance Officer

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 years  Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

32

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

33

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

34

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

S&P 500 Index Fund

Annual Report

December 31, 2015

GE Investments Funds, Inc.

S&P 500 Index Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2015 (Unaudited)

The information provided on the performance page relates to the GE Investments S&P 500 Index Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard and Poor’s makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2016 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee or future results.

The views expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

1

S&P 500 Index Fund	(Unaudited)

SSgA Funds Management, Inc. (“SSgA FM”) is the sub-adviser to the S&P 500 Index Fund. SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of State Street Corporation (State Street), a publicly held bank holding company. SSgA FM, and other advisory affiliates of State Street make up State Street Global Advisors (SSgA), the investment management arm of State Street. The Fund is managed by a team of portfolio managers and the key professionals involved in the day-to-day portfolio management for the Fund include: Karl A. Schneider and John Tucker.

Karl A. Schneider, CAIA, is a Vice President of SSgA FM and Head of US Equity Strategies for the Global Equity Beta Solutions Team (GEBS), where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider is also a member of the SSgA Derivatives Committee. Prior to joining GEBS, Mr. Schneider worked as a portfolio manager in SSgA’s Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Mr. Schneider joined State Street in 1996. He holds a BS degree in Finance and Investments from Babson College and an MS degree in Finance from Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association.

John F. Tucker, CFA, is a Managing Director of SSgA FM and Co-Head of Passive Equity Strategies in North America for GEBS. Mr. Tucker joined the firm in 1988 and is responsible for overseeing the management of all equity index strategies and exchange traded funds managed in the United States and Canada. Mr. Tucker is a member of the Senior Leadership Team. Previously, Mr. Tucker was head of the Structured Products group in SSgA’s London office, where he was responsible for the management of all index strategies in the firm’s second largest investment center. Mr. Tucker received a BA in Economics from Trinity College and an MS in Finance from Boston College. He has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, he is a member of The Russell Index Client Advisory Board and The S&P U.S. Index Advisory Panel.

Q.	How did the GE Investments S&P 500 Index Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2015?

A.	For the twelve-month period ended December 31, 2015, the GE Investments S&P 500 Index Fund returned 1.07%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 1.38% and the Fund’s Morningstar peer group of 324 U.S. Insurance Large Blend Funds returned an average of -0.53% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	Investors in U.S. markets have faced headwinds to earn positive returns in 2015 with YTD returns on the S&P 500 Index of 1.38% including strong fourth quarter returns of 7.0%. Contributing to this lackluster outcome for 2015 was a challenging environment for U.S. companies’ ability to earn a profit, evidenced by declining year over year of earnings on the S&P 500 Index for both the second and third quarters and the potential for more of the same in the final quarter of the year. This falloff in earnings is most significantly attributable to the energy sector where a 60% decline in oil prices through the end of September corresponded to a nearly identical decline in equity sector earnings. Excluding the energy sector, S&P 500 Index aggregate earnings growth has remained positive, though still soft given the impact on multinationals of the stronger U.S. dollar and subdued global growth backdrop. Looking forward, it is expected some of these restraining factors will dissipate as the U.S. dollar remains below its peak set in March 2015 and the base effects of lower energy prices should be supportive for earnings growth once a bottom in the price of oil is finally established.

Q.	What were the primary drivers of the Fund’s performance?

A.	Consumer Discretionary, Information Technology and Health Care were the main positive contributors to the Fund’s performance for the reporting period. Energy, Financials and Materials were the main detractors from the Fund’s performance. On a security level Amazon.com, Microsoft and General Electric were the main contributors, while Kinder Morgan, Exxon Mobile and QUALCOMM were the main detractors.

2

S&P 500 Index Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,000.10	1.87
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,023.34	1.89

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.37% (for the period July 1, 2015 – December 31, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3

S&P 500 Index Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the S&P 500 Index. The Fund seeks to replicate the return of the S&P 500 Index while holding transaction costs low and minimizing portfolio turnover.

Top Ten Largest Holdings

as a % of Fair Value of Investments of $178,720 (in thousands) on December 31, 2015) (a)(b)

Apple Inc.	3.27%
Microsoft Corp.	2.45%
Exxon Mobil Corp.	1.80%
General Electric Co.	1.62%
Johnson & Johnson	1.57%
Amazon.com Inc.	1.44%
Wells Fargo & Co.	1.41%
Berkshire Hathaway Inc., Class B	1.36%
JPMorgan Chase & Co.	1.34%
Facebook Inc., Class A	1.31%

Sector Allocation

Portfolio composition as a % of Fair Value of Investments of $178,720 (in thousands) on (December 31, 2015 (a)(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/15

	One Year	Five Year	Ten Year
Number of funds in peer group	324	295	267
Peer group average annual total return	-0.53%	10.48%	6.08%
Morningstar Category in peer group: U.S. Insurance Large Blend

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2015

Class 1 Shares (Inception date: 4/15/85)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
S&P 500 Index Fund	1.07%	12.20%	6.95%	$19,583
S&P 500 Index	1.38%	12.57%	7.31%	$20,242

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories. Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

4

S&P 500 Index Fund

Schedule of Investments	December 31, 2015

S&P 500 Index Fund

	Number of Shares	Fair Value

Common Stock — 98.9%†

Advertising — 0.2%

Omnicom Group Inc.	2,430	$183,854
The Interpublic Group of Companies Inc.	3,820	88,929
		272,783

Aerospace & Defense — 2.7%

General Dynamics Corp.	2,967	407,547
Honeywell International Inc.	7,694	796,868
L-3 Communications Holdings Inc.	801	95,727
Lockheed Martin Corp.	2,652	575,882
Northrop Grumman Corp.	1,771	334,382
Precision Castparts Corp.	1,312	304,397
Raytheon Co.	3,072	382,556
Rockwell Collins Inc.	1,236	114,083
Textron Inc.	2,725	114,477
The Boeing Co.	6,240	902,242
United Technologies Corp.	8,283	795,748
		4,823,909

Agricultural & Farm Machinery — 0.1%

Deere & Co.	3,106	236,895

Agricultural Products — 0.1%

Archer-Daniels-Midland Co.	6,024	220,960

Air Freight & Logistics — 0.7%

CH Robinson Worldwide Inc.	1,445	89,619
Expeditors International of Washington Inc.	1,799	81,135
FedEx Corp.	2,588	385,586
United Parcel Service Inc., Class B	7,002	673,802
		1,230,142

Airlines — 0.6%

American Airlines Group Inc.	6,200	262,570
Delta Air Lines Inc.	7,930	401,972
Southwest Airlines Co.	6,649	286,306
United Continental Holdings Inc.	3,700	212,010	(a)
		1,162,858

Alternative Carriers — 0.1%

Level 3 Communications Inc.	2,800	152,208	(a)

Aluminum — 0.1%

Alcoa Inc.	13,140	129,692

	Number of Shares	Fair Value

Apparel Retail — 0.6%

L Brands Inc.	2,488	$238,400
Ross Stores Inc.	4,024	216,532
The Gap Inc.	2,196	54,241
The TJX Companies Inc.	6,531	463,113
Urban Outfitters Inc.	1,200	27,300	(a)
		999,586

Apparel, Accessories & Luxury Goods — 0.4%

Coach Inc.	2,689	88,011
Fossil Group Inc.	400	14,624	(a)
Hanesbrands Inc.	4,000	117,720
Michael Kors Holdings Ltd.	2,022	81,001	(a)
PVH Corp.	769	56,637
Ralph Lauren Corp.	600	66,888
Under Armour Inc., Class A	1,700	137,037	(a)
VF Corp.	3,515	218,809
		780,727

Application Software — 0.8%

Adobe Systems Inc.	4,784	449,409	(a)
Autodesk Inc.	2,148	130,878	(a)
Citrix Systems Inc.	1,607	121,569	(a)
Intuit Inc.	2,600	250,900
salesforce.com Inc.	6,209	486,786	(a)
Verint Systems Inc.	1	40	(a)
		1,439,582

Asset Management & Custody Banks — 1.2%

Affiliated Managers Group Inc.	500	79,880	(a)
Ameriprise Financial Inc.	1,767	188,044
BlackRock Inc.	1,296	441,314
Franklin Resources Inc.	4,000	147,280
Invesco Ltd.	4,450	148,986
Legg Mason Inc.	1,100	43,153
Northern Trust Corp.	2,196	158,310
State Street Corp.	4,011	266,170	(b)
T Rowe Price Group Inc.	2,474	176,866
The Bank of New York Mellon Corp.	11,003	453,544
		2,103,547

Auto Parts & Equipment — 0.3%

BorgWarner Inc.	2,247	97,138
Delphi Automotive PLC	2,756	236,272
Johnson Controls Inc.	6,401	252,775
		586,185

Automobile Manufacturers — 0.6%

Ford Motor Co.	38,927	548,481
General Motors Co.	13,887	472,297
		1,020,778

See Notes to Schedules of Investments and Notes to Financial Statements.

5

S&P 500 Index Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Automotive Retail — 0.4%

Advance Auto Parts Inc.	722	$108,668
AutoNation Inc.	486	28,995	(a)
AutoZone Inc.	325	241,121	(a)
CarMax Inc.	2,090	112,797	(a)
O’Reilly Automotive Inc.	1,000	253,420	(a)
		745,001

Biotechnology — 3.7%

AbbVie Inc.	16,273	964,013
Alexion Pharmaceuticals Inc.	2,101	400,766	(a)
Amgen Inc.	7,530	1,222,345
Baxalta Inc.	5,235	204,322
Biogen Inc.	2,215	678,565	(a)
Celgene Corp.	7,857	940,954	(a)
Gilead Sciences Inc.	14,305	1,447,523
Regeneron Pharmaceuticals Inc.	750	407,152	(a)
Vertex Pharmaceuticals Inc.	2,500	314,575	(a)
		6,580,215

Brewers — 0.1%

Molson Coors Brewing Co., Class B	1,598	150,084

Broadcasting — 0.2%

CBS Corp., Class B	4,332	204,167
Discovery Communications Inc., Class A	1,497	39,940	(a)
Discovery Communications Inc., Class C	2,397	60,452	(a)
Scripps Networks Interactive Inc., Class A	1,000	55,210
TEGNA Inc.	2,570	65,587
		425,356

Building Products — 0.1%

Allegion PLC	933	61,503
Masco Corp.	3,490	98,767
		160,270

Cable & Satellite — 1.1%

Cablevision Systems Corp., Class A	2,000	63,800
Comcast Corp., Class A	24,091	1,359,455
Time Warner Cable Inc.	2,796	518,910
		1,942,165

Casinos & Gaming — 0.0%*

Wynn Resorts Ltd.	913	63,170

Coal & Consumable Fuels — 0.0%*

CONSOL Energy Inc.	2,200	17,380

Commodity Chemicals — 0.2%

LyondellBasell Industries N.V., Class A	3,604	313,188

	Number of Shares	Fair Value

Communications Equipment — 1.4%

Cisco Systems Inc.	49,912	$1,355,361
F5 Networks Inc.	700	67,872	(a)
Harris Corp.	1,100	95,590
Juniper Networks Inc.	3,500	96,600
Motorola Solutions Inc.	1,444	98,842
QUALCOMM Inc.	14,910	745,276
		2,459,541

Computer & Electronics Retail — 0.1%

Best Buy Company Inc.	2,900	88,305
GameStop Corp., Class A	1,200	33,648
		121,953

Construction & Engineering — 0.1%

Fluor Corp.	1,478	69,791
Jacobs Engineering Group Inc.	1,150	48,243	(a)
Quanta Services Inc.	2,000	40,500	(a)
		158,534

Construction Machinery & Heavy Trucks — 0.4%

Caterpillar Inc.	5,902	401,100
Cummins Inc.	1,556	136,944
PACCAR Inc.	3,503	166,042
		704,086

Construction Materials — 0.1%

Martin Marietta Materials Inc.	600	81,948
Vulcan Materials Co.	1,400	132,958
		214,906

Consumer Electronics — 0.1%

Garmin Ltd.	1,300	48,321
Harman International Industries Inc.	700	65,947
		114,268

Consumer Finance — 0.8%

American Express Co.	8,358	581,299
Capital One Financial Corp.	5,284	381,399
Discover Financial Services	4,277	229,333
Navient Corp.	3,883	44,460
Synchrony Financial	7,658	232,880	(a)
		1,469,371

Data Processing & Outsourced Services — 2.4%

Alliance Data Systems Corp.	600	165,942	(a)
Automatic Data Processing Inc.	4,626	391,915
Fidelity National Information Services Inc.	2,900	175,740
Fiserv Inc.	2,317	211,913	(a)
Mastercard Inc., Class A	9,886	962,501
Paychex Inc.	3,125	165,281
PayPal Holdings Inc.	11,160	403,992	(a)
The Western Union Co.	5,024	89,980

See Notes to Schedules of Investments and Notes to Financial Statements.

6

S&P 500 Index Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Total System Services Inc.	1,602	$79,779
Visa Inc., Class A	19,332	1,499,196
Xerox Corp.	8,947	95,107
		4,241,346

Department Stores — 0.2%

Kohl’s Corp.	1,973	93,974
Macy’s Inc.	3,030	105,989
Nordstrom Inc.	1,392	69,336
		269,299

Distillers & Vintners — 0.2%

Brown-Forman Corp., Class B	1,020	101,266
Constellation Brands Inc., Class A	1,694	241,293
		342,559

Distributors — 0.1%

Genuine Parts Co.	1,496	128,491

Diversified Banks — 5.0%

Bank of America Corp.	102,946	1,732,581
Citigroup Inc.	29,637	1,533,715
Comerica Inc.	1,956	81,819
JPMorgan Chase & Co.	36,403	2,403,690
U.S. Bancorp	16,346	697,484
Wells Fargo & Co.	46,355	2,519,858
		8,969,147

Diversified Chemicals — 0.7%

Eastman Chemical Co.	1,618	109,231
EI du Pont de Nemours & Co.	8,696	579,154
The Dow Chemical Co.	11,204	576,782
		1,265,167

Diversified Metals & Mining — 0.0%*

Freeport-McMoRan Inc.	10,498	71,071

Diversified Support Services — 0.0%*

Cintas Corp.	900	81,945

Drug Retail — 1.0%

CVS Health Corp.	10,989	1,074,395
Walgreens Boots Alliance Inc.	8,674	738,634
		1,813,029

Electric Utilities — 1.7%

American Electric Power Company Inc.	5,041	293,739
Duke Energy Corp.	6,829	487,522
Edison International	3,242	191,959
Entergy Corp.	1,785	122,023
Eversource Energy	3,230	164,956
Exelon Corp.	8,725	242,293
FirstEnergy Corp.	4,254	134,979

	Number of Shares	Fair Value

NextEra Energy Inc.	4,562	$473,946
Pepco Holdings Inc.	2,697	70,149
Pinnacle West Capital Corp.	1,100	70,928
PPL Corp.	6,737	229,934
The Southern Co.	8,958	419,145
Xcel Energy Inc.	5,280	189,605
		3,091,178

Electrical Components & Equipment — 0.5%

AMETEK Inc.	2,400	128,616
Eaton Corporation PLC	4,545	236,522
Emerson Electric Co.	6,526	312,138
Rockwell Automation Inc.	1,319	135,343
		812,619

Electronic Components — 0.2%

Amphenol Corp., Class A	3,200	167,136
Corning Inc.	11,934	218,154
		385,290

Electronic Equipment & Instruments — 0.0%*

FLIR Systems Inc.	1,700	47,719

Electronic Manufacturing Services — 0.1%

TE Connectivity Ltd.	3,989	257,729

Environmental & Facilities Services — 0.2%

Republic Services Inc.	2,515	110,635
Stericycle Inc.	800	96,480	(a)
Waste Management Inc.	4,303	229,651
		436,766

Fertilizers & Agricultural Chemicals — 0.4%

CF Industries Holdings Inc.	2,385	97,332
FMC Corp.	1,400	54,782
Monsanto Co.	4,377	431,222
The Mosaic Co.	3,300	91,047
		674,383

Food Distributors — 0.1%

Sysco Corp.	5,449	223,409

Food Retail — 0.3%

The Kroger Co.	9,690	405,333
Whole Foods Market Inc.	3,588	120,198
		525,531

Footwear — 0.5%

NIKE Inc., Class B	13,310	831,875

Gas Utilities — 0.0%*

AGL Resources Inc.	1,155	73,701

See Notes to Schedules of Investments and Notes to Financial Statements.

7

S&P 500 Index Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

General Merchandise Stores — 0.5%

Dollar General Corp.	2,900	$208,423
Dollar Tree Inc.	2,348	181,312	(a)
Target Corp.	6,249	453,740
		843,475

Gold — 0.0%*

Newmont Mining Corp.	4,919	88,493

Health Care REITs — 0.3%

HCP Inc.	4,600	175,904
Ventas Inc.	3,029	170,926
Welltower Inc.	3,500	238,105
		584,935

Healthcare Distributors — 0.6%

AmerisourceBergen Corp.	1,961	203,375
Cardinal Health Inc.	3,168	282,807
Henry Schein Inc.	800	126,552	(a)
McKesson Corp.	2,302	454,024
Patterson Companies Inc.	700	31,647
		1,098,405

Healthcare Equipment — 2.1%

Abbott Laboratories	14,691	659,773
Baxter International Inc.	5,335	203,530
Becton Dickinson and Co.	2,112	325,438
Boston Scientific Corp.	13,499	248,922	(a)
CR Bard Inc.	735	139,238
Edwards Lifesciences Corp.	2,200	173,756	(a)
Intuitive Surgical Inc.	370	202,079	(a)
Medtronic PLC	13,888	1,068,265
St Jude Medical Inc.	2,847	175,859
Stryker Corp.	3,037	282,259
Varian Medical Systems Inc.	1,000	80,800	(a)
Zimmer Biomet Holdings Inc.	1,640	168,248
		3,728,167

Healthcare Facilities — 0.2%

HCA Holdings Inc.	3,007	203,363	(a)
Tenet Healthcare Corp.	973	29,482	(a)
Universal Health Services Inc., Class B	898	107,302
		340,147

Healthcare Services — 0.5%

DaVita Healthcare Partners Inc.	1,758	122,550	(a)
Express Scripts Holding Co.	6,725	587,832	(a)
Laboratory Corporation of America Holdings	900	111,276	(a)
Quest Diagnostics Inc.	1,500	106,710
		928,368

Healthcare Supplies — 0.1%

DENTSPLY International Inc.	1,500	91,275

	Number of Shares	Fair Value

Healthcare Technology — 0.1%

Cerner Corp.	3,100	$186,527	(a)

Home Building — 0.1%

DR Horton Inc.	3,500	112,105
Lennar Corp., Class A	1,800	88,038
PulteGroup Inc.	3,135	55,866
		256,009

Home Entertainment Software — 0.2%

Activision Blizzard Inc.	5,100	197,421
Electronic Arts Inc.	3,138	215,643	(a)
		413,064

Home Furnishing Retail — 0.0%*

Bed Bath & Beyond Inc.	1,613	77,827	(a)

Home Furnishings — 0.1%

Leggett & Platt Inc.	1,400	58,828
Mohawk Industries Inc.	600	113,634	(a)
		172,462

Home Improvement Retail — 1.3%

Lowe’s Companies Inc.	9,131	694,321
The Home Depot Inc.	12,601	1,666,483
		2,360,804

Hotel & Resort REITs — 0.1%

Host Hotels & Resorts Inc.	7,617	116,845

Hotels, Resorts & Cruise Lines — 0.4%

Carnival Corp.	4,700	256,056
Marriott International Inc., Class A	2,014	135,018
Royal Caribbean Cruises Ltd.	1,634	165,377
Starwood Hotels & Resorts Worldwide Inc.	1,710	118,469
Wyndham Worldwide Corp.	1,175	85,364
		760,284

Household Appliances — 0.1%

Whirlpool Corp.	743	109,124

Household Products — 1.9%

Church & Dwight Company Inc.	1,300	110,344
Colgate-Palmolive Co.	8,745	582,592
Kimberly-Clark Corp.	3,675	467,827
The Clorox Co.	1,289	163,484
The Procter & Gamble Co.	26,732	2,122,788
		3,447,035

Housewares & Specialties — 0.1%

Newell Rubbermaid Inc.	2,635	116,151

See Notes to Schedules of Investments and Notes to Financial Statements.

8

S&P 500 Index Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Human Resource & Employment Services — 0.0%*

Robert Half International Inc.	1,275	$60,104

Hypermarkets & Super Centers — 0.9%

Costco Wholesale Corp.	4,408	711,892
Wal-Mart Stores Inc.	15,751	965,536
		1,677,428

Independent Power Producers & Energy Traders — 0.1%

AES Corp.	7,200	68,904
NRG Energy Inc.	3,615	42,549
		111,453

Industrial Conglomerates — 2.5%

3M Co.	6,100	918,904
Danaher Corp.	5,800	538,704
General Electric Co.	92,896	2,893,710	(c)
Roper Technologies Inc.	988	187,513
		4,538,831

Industrial Gases — 0.4%

Air Products & Chemicals Inc.	1,941	252,544
Airgas Inc.	600	82,992
Praxair Inc.	2,865	293,376
		628,912

Industrial Machinery — 0.6%

Dover Corp.	1,658	101,652
Flowserve Corp.	1,300	54,704
Illinois Tool Works Inc.	3,217	298,152
Ingersoll-Rand PLC	2,700	149,283
Parker-Hannifin Corp.	1,434	139,069
Pentair PLC	1,707	84,548
Snap-on Inc.	609	104,401
Stanley Black & Decker Inc.	1,499	159,988
Xylem Inc.	1,926	70,299
		1,162,096

Industrial REITs — 0.1%

Prologis Inc.	5,229	224,429

Insurance Brokers — 0.3%

Aon PLC	2,834	261,323
Marsh & McLennan Companies Inc.	5,153	285,734
		547,057

Integrated Oil & Gas — 3.0%

Chevron Corp.	18,532	1,667,139
Exxon Mobil Corp.	41,359	3,223,934
Occidental Petroleum Corp.	7,626	515,594
		5,406,667

Integrated Telecommunication Services — 2.3%

AT&T Inc.	60,544	2,083,319
CenturyLink Inc.	5,562	139,940

	Number of Shares	Fair Value

Frontier Communications Corp.	11,474	$53,583
Verizon Communications Inc.	40,021	1,849,771
		4,126,613

Internet Retail — 2.2%

Amazon.com Inc.	3,797	2,566,354	(a)
Expedia Inc.	1,050	130,515
Netflix Inc.	4,105	469,530	(a)
The Priceline Group Inc.	505	643,850	(a)
TripAdvisor Inc.	1,150	98,037	(a)
		3,908,286

Internet Software & Services — 4.2%

Akamai Technologies Inc.	1,912	100,629	(a)
Alphabet Inc., Class A	2,864	2,228,221	(a)
Alphabet Inc., Class C	2,922	2,217,447	(a)
eBay Inc.	11,060	303,929	(a)
Facebook Inc., Class A	22,367	2,340,930	(a)
VeriSign Inc.	1,062	92,776	(a)
Yahoo! Inc.	8,889	295,648	(a)
		7,579,580

Investment Banking & Brokerage — 0.9%

E*TRADE Financial Corp.	2,840	84,178	(a)
Morgan Stanley	14,996	477,023
The Charles Schwab Corp.	11,811	388,936
The Goldman Sachs Group Inc.	3,953	712,449
		1,662,586

IT Consulting & Other Services — 1.3%

Accenture PLC, Class A	6,145	642,152
Cognizant Technology Solutions Corp., Class A	6,014	360,960	(a)
CSRA Inc.	1,382	41,460
International Business Machines Corp.	8,930	1,228,947
Teradata Corp.	1,400	36,988	(a)
		2,310,507

Leisure Products — 0.1%

Hasbro Inc.	1,096	73,827
Mattel Inc.	3,296	89,552
		163,379

Life & Health Insurance — 0.9%

Aflac Inc.	4,202	251,700
Lincoln National Corp.	2,559	128,615
MetLife Inc.	11,208	540,337
Principal Financial Group Inc.	2,711	121,941
Prudential Financial Inc.	4,400	358,204
Torchmark Corp.	1,212	69,278
Unum Group	2,489	82,859
		1,552,934

Life Sciences Tools & Services — 0.6%

Agilent Technologies Inc.	3,185	133,165
Illumina Inc.	1,400	268,723	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

9

S&P 500 Index Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

PerkinElmer Inc.	1,011	$54,159
Thermo Fisher Scientific Inc.	3,828	543,002
Waters Corp.	800	107,664	(a)
		1,106,713

Managed Healthcare — 1.4%

Aetna Inc.	3,368	364,148
Anthem Inc.	2,478	345,532
Cigna Corp.	2,575	376,800
Humana Inc.	1,427	254,734
UnitedHealth Group Inc.	9,511	1,118,874
		2,460,088

Metal & Glass Containers — 0.1%

Ball Corp.	1,341	97,531
Owens-Illinois Inc.	1,800	31,356	(a)
		128,887

Motorcycle Manufacturers — 0.0%*

Harley-Davidson Inc.	1,800	81,702

Movies & Entertainment — 1.5%

The Walt Disney Co.	15,148	1,591,752
Time Warner Inc.	7,907	511,346
Twenty-First Century Fox Inc., Class A	14,290	388,116
Twenty-First Century Fox Inc., Class B	1,200	32,676
Viacom Inc., Class B	3,346	137,721
		2,661,611

Multi-Line Insurance — 0.6%

American International Group Inc.	12,325	763,780
Assurant Inc.	700	56,378
Loews Corp.	2,966	113,894
The Hartford Financial Services Group Inc.	4,204	182,706
		1,116,758

Multi-Sector Holdings — 1.4%

Berkshire Hathaway Inc., Class B	18,418	2,431,913	(a)
Leucadia National Corp.	3,000	52,170
		2,484,083

Multi-Utilities — 1.2%

Ameren Corp.	2,642	114,214
CenterPoint Energy Inc.	4,618	84,786
CMS Energy Corp.	2,700	97,416
Consolidated Edison Inc.	2,981	191,589
Dominion Resources Inc.	5,982	404,623
DTE Energy Co.	1,766	141,616
NiSource Inc.	3,315	64,676
PG&E Corp.	4,854	258,184
Public Service Enterprise Group Inc.	5,092	197,009
SCANA Corp.	1,400	84,686

	Number of Shares	Fair Value

Sempra Energy	2,332	$219,231
TECO Energy Inc.	2,700	71,955
WEC Energy Group Inc.	3,237	166,090
		2,096,075

Office REITs — 0.3%

Boston Properties Inc.	1,498	191,055
SL Green Realty Corp.	1,000	112,980
Vornado Realty Trust	1,669	166,833
		470,868

Office Services & Supplies — 0.0%*

Pitney Bowes Inc.	2,032	41,961

Oil & Gas Drilling — 0.1%

Diamond Offshore Drilling Inc.	900	18,990
Ensco PLC, Class A	2,700	41,553
Helmerich & Payne Inc.	1,200	64,260
Transocean Ltd.	3,804	47,094
		171,897

Oil & Gas Equipment & Services — 0.9%

Baker Hughes Inc.	4,298	198,353
Cameron International Corp.	1,880	118,816	(a)
FMC Technologies Inc.	2,086	60,515	(a)
Halliburton Co.	8,567	291,621
National Oilwell Varco Inc.	3,846	128,802
Schlumberger Ltd.	12,374	863,086
		1,661,193

Oil & Gas Exploration & Production — 1.4%

Anadarko Petroleum Corp.	5,157	250,527
Apache Corp.	3,848	171,121
Cabot Oil & Gas Corp.	4,500	79,605
Chesapeake Energy Corp.	5,615	25,267
Cimarex Energy Co.	900	80,442
ConocoPhillips	12,014	560,934
Devon Energy Corp.	3,892	124,544
EOG Resources Inc.	5,400	382,266
EQT Corp.	1,514	78,925
Hess Corp.	2,449	118,727
Marathon Oil Corp.	7,042	88,659
Murphy Oil Corp.	1,700	38,165
Newfield Exploration Co.	1,300	42,328	(a)
Noble Energy Inc.	3,700	121,841
Pioneer Natural Resources Co.	1,500	188,070
Range Resources Corp.	1,800	44,298
Southwestern Energy Co.	4,100	29,151	(a)
		2,424,870

Oil & Gas Refining & Marketing — 0.6%

Marathon Petroleum Corp.	5,290	274,233
Phillips 66	4,761	389,450
Tesoro Corp.	1,200	126,444
Valero Energy Corp.	4,900	346,479
		1,136,606

See Notes to Schedules of Investments and Notes to Financial Statements.

10

S&P 500 Index Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Oil & Gas Storage & Transportation — 0.4%

Columbia Pipeline Group Inc.	3,315	$66,300
Kinder Morgan Inc.	17,584	262,353
ONEOK Inc.	2,000	49,320
Spectra Energy Corp.	6,977	167,029
The Williams Companies Inc.	6,971	179,155
		724,157

Packaged Foods & Meats — 1.6%

Campbell Soup Co.	1,915	100,633
ConAgra Foods Inc.	4,254	179,349
General Mills Inc.	5,836	336,504
Hormel Foods Corp.	1,400	110,712
Kellogg Co.	2,590	187,179
Keurig Green Mountain Inc.	1,200	107,976
McCormick & Company Inc.	1,100	94,116
Mead Johnson Nutrition Co.	1,950	153,953
Mondelez International Inc., Class A	15,798	708,382
The Hershey Co.	1,381	123,282
The JM Smucker Co.	947	116,803
The Kraft Heinz Co.	5,730	416,915
Tyson Foods Inc., Class A	2,871	153,110
		2,788,914

Paper Packaging — 0.2%

Avery Dennison Corp.	854	53,512
International Paper Co.	4,075	153,627
Sealed Air Corp.	2,061	91,921
WestRock Co.	2,175	99,223
		398,283

Personal Products — 0.1%

The Estee Lauder Companies Inc., Class A	2,279	200,689

Pharmaceuticals — 5.7%

Allergan PLC	3,851	1,203,437	(a)
Bristol-Myers Squibb Co.	16,626	1,143,703
Eli Lilly & Co.	9,646	812,772
Endo International PLC	1,700	104,074	(a)
Johnson & Johnson	27,316	2,805,900
Mallinckrodt PLC	1,200	89,556	(a)
Merck & Company Inc.	27,850	1,471,037
Mylan N.V.	3,904	211,089	(a)
Perrigo Company PLC	1,475	213,433
Pfizer Inc.	60,643	1,957,556
Zoetis Inc.	4,546	217,844
		10,230,401

Property & Casualty Insurance — 0.9%

ACE Ltd.	3,100	362,235
Cincinnati Financial Corp.	1,392	82,365
The Allstate Corp.	3,986	247,491
The Chubb Corp.	2,262	300,032

	Number of Shares	Fair Value

The Progressive Corp.	5,373	$170,861
The Travelers Companies Inc.	3,032	342,191
XL Group PLC	2,456	96,226
		1,601,401

Publishing — 0.0%*

News Corp., Class A	3,400	45,424

Railroads — 0.7%

CSX Corp.	9,709	251,949
Kansas City Southern	1,200	89,604
Norfolk Southern Corp.	3,045	257,577
Union Pacific Corp.	8,522	666,420
		1,265,550

Real Estate Services — 0.1%

CBRE Group Inc., Class A	3,044	105,262	(a)

Regional Banks — 1.0%

BB&T Corp.	7,500	283,575
Fifth Third Bancorp	8,216	165,142
Huntington Bancshares Inc.	7,534	83,326
KeyCorp	8,528	112,484
M&T Bank Corp.	1,503	182,134
People’s United Financial Inc.	3,200	51,680
Regions Financial Corp.	13,368	128,333
SunTrust Banks Inc.	5,029	215,442
The PNC Financial Services Group Inc.	5,139	489,798
Zions Bancorporation	1,900	51,870
		1,763,784

Research & Consulting Services — 0.2%

Equifax Inc.	1,169	130,192
Nielsen Holdings PLC	3,300	153,780
The Dun & Bradstreet Corp.	400	41,572
Verisk Analytics Inc.	1,600	123,008	(a)
		448,552

Residential REITs — 0.4%

Apartment Investment & Management Co., Class A	1,477	59,124
AvalonBay Communities Inc.	1,372	252,626
Equity Residential	3,608	294,377
Essex Property Trust Inc.	600	143,646
		749,773

Restaurants — 1.4%

Chipotle Mexican Grill Inc.	300	143,955	(a)
Darden Restaurants Inc.	1,229	78,213
McDonald’s Corp.	9,137	1,079,445
Starbucks Corp.	14,631	878,299
Yum! Brands Inc.	4,274	312,216
		2,492,128

See Notes to Schedules of Investments and Notes to Financial Statements.

11

S&P 500 Index Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Retail REITs — 0.6%

General Growth Properties Inc.	6,000	$163,260
Kimco Realty Corp.	3,931	104,014
Realty Income Corp.	2,400	123,912
Simon Property Group Inc.	3,079	598,681
The Macerich Co.	1,344	108,447
		1,098,314

Security & Alarm Services — 0.1%

The ADT Corp.	1,650	54,417
Tyco International PLC	4,200	133,938
		188,355

Semiconductor Equipment — 0.3%

Applied Materials Inc.	11,694	218,327
KLA-Tencor Corp.	1,600	110,960
Lam Research Corp.	1,625	129,057
		458,344

Semiconductors — 2.2%

Analog Devices Inc.	3,100	171,492
Avago Technologies Ltd.	2,600	377,390
Broadcom Corp., Class A	5,634	325,758
First Solar Inc.	710	46,853	(a)
Intel Corp.	46,730	1,609,849
Linear Technology Corp.	2,600	110,422
Microchip Technology Inc.	2,200	102,388
Micron Technology Inc.	11,026	156,128	(a)
NVIDIA Corp.	5,038	166,053
Qorvo Inc.	1,500	76,350	(a)
Skyworks Solutions Inc.	2,000	153,660
Texas Instruments Inc.	10,182	558,075
Xilinx Inc.	2,587	121,511
		3,975,929

Soft Drinks — 2.0%

Coca-Cola Enterprises Inc.	2,118	104,290
Dr Pepper Snapple Group Inc.	1,900	177,080
Monster Beverage Corp.	1,500	223,440	(a)
PepsiCo Inc.	14,481	1,446,942
The Coca-Cola Co.	38,503	1,654,089
		3,605,841

Specialized Consumer Services — 0.0%*

H&R Block Inc.	2,179	72,582

Specialized Finance — 0.6%

CME Group Inc.	3,274	296,624
Intercontinental Exchange Inc.	1,051	269,329
McGraw Hill Financial Inc.	2,694	265,575
Moody’s Corp.	1,684	168,973
Nasdaq Inc.	1,200	69,804
		1,070,305

	Number of Shares	Fair Value

Specialized REITs — 0.8%

American Tower Corp.	4,300	$416,885
Crown Castle International Corp.	3,300	285,285
Equinix Inc.	616	186,278
Iron Mountain Inc.	1,886	50,941
Plum Creek Timber Company Inc.	1,800	85,896
Public Storage	1,406	348,266
Weyerhaeuser Co.	5,005	150,050
		1,523,601

Specialty Chemicals — 0.5%

Ecolab Inc.	2,702	309,055
International Flavors & Fragrances Inc.	847	101,335
PPG Industries Inc.	2,610	257,920
The Sherwin-Williams Co.	763	198,075
		866,385

Specialty Stores — 0.2%

Signet Jewelers Ltd.	800	98,952
Staples Inc.	7,050	66,764
Tiffany & Co.	1,229	93,760
Tractor Supply Co.	1,342	114,741
		374,217

Steel — 0.1%

Nucor Corp.	3,183	128,275

Systems Software — 3.3%

CA Inc.	3,403	97,190
Microsoft Corp.	78,936	4,379,369
Oracle Corp.	31,816	1,162,238
Red Hat Inc.	1,800	149,058	(a)
Symantec Corp.	6,851	143,871
		5,931,726

Technology Hardware, Storage & Peripherals — 4.1%

Apple Inc.	55,455	5,837,194	(d)
EMC Corp.	19,256	494,494
Hewlett Packard Enterprise Co.	17,855	271,396
HP Inc.	18,555	219,691
NetApp Inc.	3,096	82,137
SanDisk Corp.	2,000	151,980
Seagate Technology PLC	2,894	106,094
Western Digital Corp.	2,200	132,110
		7,295,096

Tires & Rubber — 0.0%*

The Goodyear Tire & Rubber Co.	2,619	85,563

Tobacco — 1.6%

Altria Group Inc.	19,424	1,130,671
Philip Morris International Inc.	15,319	1,346,693
Reynolds American Inc.	8,342	384,984
		2,862,348

See Notes to Schedules of Investments and Notes to Financial Statements.

12

S&P 500 Index Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Trading Companies & Distributors — 0.2%

Fastenal Co.	2,700	$110,214
United Rentals Inc.	1,000	72,540	(a)
WW Grainger Inc.	582	117,907
		300,661

Trucking — 0.1%

JB Hunt Transport Services Inc.	900	66,024
Ryder System Inc.	631	35,860
		101,884

Total Common Stock (Cost $100,903,025)		177,518,909

Short-Term Investments — 0.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.09% (Cost $1,200,750)		1,200,750	(e,f)

Total Investments (Cost $102,103,775)		178,719,659

Other Assets and Liabilities, net — 0.4%		675,716

NET ASSETS — 100.0%		$179,395,375

Other Information:

The Fund had the following long futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	March 2016	19	$1,933,630	$(2,675)

See Notes to Schedules of Investments and Notes to Financial Statements.

13

Notes to Schedule of Investments	December 31, 2015

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(c)	General Electric Co. is the parent company of GE Asset Management Incorporated (GEAM), the Fund’s investment adviser.
(d)	At December 31, 2015, all or a portion of this security was pledged to cover collateral requirements for current or potential holdings of futures.

(e)	Sponsored by SSGA Funds Management, Inc., the Fund’s sub-advisor and an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(f)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2015.

*	Less than 0.05%.

Abbreviations:

REIT	—	Real Estate Investment Trust

14

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/15		12/31/14		12/31/13		12/31/12		12/31/11
Inception date	—		—		—		—		4/15/85
Net asset value, beginning of period	$36.60		$32.83		$25.29		$22.31		$22.37
Income/(loss) from investment operations:
Net investment income	0.69		0.61		0.55		0.52		0.44
Net realized and unrealized gains/(losses) on investments	(0.28)		3.76		7.53		2.98		(0.06)
Total income from investment operations	0.41		4.37		8.08		3.50		0.38
Less distributions from:
Net investment income	0.85		0.60		0.54		0.52		0.44
Total distributions	0.85		0.60		0.54		0.52		0.44
Net asset value, end of period	$36.16		$36.60		$32.83		$25.29		$22.31
TOTAL RETURN (a)	1.07%		13.28%		31.97%		15.70%		1.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$179,395		$203,262		$206,556		$183,040		$179,556
Ratios to average net assets:
Net expenses	0.37%	(c)	0.41%	(b)(c)	0.35%	(b)(c)	0.38%	(b)(c)	0.40%	(b)(c)
Gross expenses	0.42%		0.46%		0.40%		0.43%		0.45%
Net investment income	1.72%		1.65%		1.75%		1.93%		1.73%
Portfolio turnover rate	2%		2%		3%		6%		3%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Reflects GE Asset Management’s contractual arrangement with the Company to limit the advisory and administrative fee charged to the Fund to 0.30% of the average daily net assets of the Fund.

The accompanying Notes are an integral part of these financial statements.

15

Statement of Assets and Liabilities December 31, 2015

ASSETS
Investments in securities, at fair value (cost $98,025,347)	$174,625,199
Investments in affiliated securities, at fair value (cost $2,877,678)	2,893,710
Short-term investments, at fair value (cost $1,200,750)	1,200,750
Cash	2,119
Restricted cash(1)	87,400
Receivable for investments sold	501,511
Income receivables	238,869
Receivable for fund shares sold	14,513
Other assets	562
Total assets	179,564,633
LIABILITIES
Payable for fund shares redeemed	32,146
Payable to GEAM	46,159
Accrued other expenses	72,766
Variation margin payable on open futures contracts	18,187
Total liabilities	169,258
NET ASSETS	$179,395,375
NET ASSETS CONSIST OF:
Capital paid in	$111,925,497
Undistributed (distributions in excess of) net investment income	(19,106)
Accumulated net realized loss	(9,124,225)
Net unrealized appreciation (depreciation) on:
Investments	76,615,884
Futures	(2,675)
NET ASSETS	$179,395,375
Shares outstanding ($0.01 par value; unlimited shares authorized)	4,961,685
Net asset value per share	$36.16

(1)	Deposits at broker for futures contracts.

The accompanying Notes are an integral part of these financial statements.

16

Statement of Operations For the Year ended December 31, 2015

INVESTMENT INCOME
Income
Dividend	$3,921,091
Interest	269
Income from affiliated investments	93,599
Less: Foreign taxes withheld	(262)
Total income	4,014,697
Expenses
Advisory and administration fees	675,942
Directors’ fees	10,265
Custody and accounting expenses	60,912
Professional fees	25,539
Other expenses	36,726
Total expenses before waivers	809,384
Less: Fees waived by the adviser	(95,694)
Net expenses	713,690
Net investment income	$3,301,007
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$12,742,159
Affiliated investments	(18,817)
Futures	161,946

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(13,871,597)
Futures	(152,978)
Net realized and unrealized gain (loss) on investments	(1,139,287)
Net increase in net assets resulting from operations	$2,161,720

The accompanying Notes are an integral part of these financial statements.

17

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,301,007	$3,337,403
Net realized gain (loss) on investments and futures	12,885,288	15,253,267
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(14,024,575)	6,652,074
Net increase (decrease) from operations	2,161,720	25,242,744
Distributions to shareholders from:
Net investment income	(4,111,312)	(3,267,833)
Total distributions	(4,111,312)	(3,267,833)
Increase (decrease) in assets from operations and distributions	(1,949,592)	21,974,911
Share transactions:
Proceeds from sale of shares	2,633,756	4,595,229
Value of distributions reinvested	4,111,312	3,267,833
Cost of shares redeemed	(28,662,267)	(33,131,459)
Net increase (decrease) from share transactions	(21,917,199)	(25,268,397)
Total increase (decrease) in net assets	(23,866,791)	(3,293,486)

NET ASSETS
Beginning of year	203,262,166	206,555,652
End of year	$179,395,375	$203,262,166
Undistributed (distributions in excess of) net investment income, end of year	$(19,106)	$(1,618)

CHANGES IN FUND SHARES
Shares sold	71,650	132,481
Shares issued for distributions reinvested	111,842	88,463
Shares redeemed	(775,479)	(958,485)
Net decrease in fund shares	(591,987)	(737,541)

The accompanying Notes are an integral part of these financial statements.

18

Notes to Financial Statements	December 31, 2015

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is currently composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund (the “Fund”), Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into various types of derivative transactions (such as futures) to gain exposure to certain types of securities as an alternative to investing directly in or selling securities comprising the Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”).

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the year ended December 31, 2015, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

19

Notes to Financial Statements	December 31, 2015

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be

20

Notes to Financial Statements	December 31, 2015

valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$177,518,909	$—	$—	$177,518,909
Short-Term Investments	1,200,750	—	—	1,200,750

Total Investments in Securities	$178,719,659	$—	$—	$178,719,659

Other Financial Instruments*
Long Futures Contracts — Unrealized Depreciation	$(2,675)	$—	$—	$(2,675)

†	See Schedule of Investments for Industry Classification.

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

21

Notes to Financial Statements	December 31, 2015

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2015.

	Asset Derivatives December 31, 2015		Liability Derivatives December 31, 2015
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(2,675	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	16,873,163/ (19,977,504)	161,946	(152,978)

During the year ended December 31, 2015, the Fund had an average notional value of $2,730,794 on long futures contracts. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2015.

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.35%.

GEAM has entered into a contractual arrangement with the Company to limit the Management Fee charged to the Fund to 0.30% of the average daily net assets of the Fund (the “Management Fee Limitation Agreement”). Unless terminated or amended, this Management Fee Limitation Agreement will continue in effect until April 30, 2016. The Management Fee Limitation Agreement can be amended or terminated only with the approval of the Company’s Board of Directors and GEAM.

Directors’ Compensation The Fund pays no compensation to its Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

6.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, SSGA Funds Management, Inc. (“SSGA FM”) is the sub-adviser to the Fund. SSGA FM is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board. For its services, GEAM pays SSGA FM monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

22

Notes to Financial Statements	December 31, 2015

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2015, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$3,537,097	$23,518,497

Affiliated Investments Transactions with affiliated investments for the year ended December 31, 2015 were as follows:

Security	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Dividend/ Interest Income	Realized gain (loss)	Value, end of period
General Electric Co., Common Stock	$2,741,441	$—	$224,382	$93,599	$(18,817)	$2,893,710

8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2012, 2013, 2014, and 2015 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2015, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Gross Tax		Net Tax Appreciation/ (Depreciation)
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
$110,165,972	$73,561,453	$(5,007,766)	$68,553,687	$(2,675)	$—	$(1,042,413)	$(41,395)

Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders.

As of December 31, 2015, the Fund had capital loss carryovers, as indicated below.

Amount
Short-Term	Long-Term	Expires
$1,042,413	$—	12/31/2018

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company

Modernization Act of 2010, a Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2015, the Fund utilized $12,399,479 of prior year capital loss carryovers.

23

Notes to Financial Statements	December 31, 2015

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2015 as follows:

Capital	Ordinary
$(41,395)	$—

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2015	$4,111,312	$—	$4,111,312
2014	3,267,833	—	3,267,833

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments in futures, distributions from real estate investment trusts and other equity investments, investments in passive foreign investment companies and losses due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2015 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Gain (Loss)	Capital Paid In
$792,817	$(724,312)	$(372)	$(68,133)

24

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of S&P 500 Index Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2016

25

Tax Information	(Unaudited)

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

26

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, SSGA Funds Management, Inc. (“SSGA FM”), at meetings held on December 16 and December 18, 2015.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and SSGA FM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or SSGA FM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from SSGA

FM a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, SSGA FM. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparisons to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management and SSGA FM, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of SSGA FM during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to the continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and SSGA FM, taking into account their past experiences with GEAM and SSGA FM. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund

27

Advisory and Administrative Agreement Renewal	(Unaudited)

administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by SSGA FM, the Board members focused on SSGA FM’s favorable attributes, including its substantial experience managing funds of this type, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation.

In light of the foregoing, the Board, including the independent Board members, concluded that the services provided by GEAM and SSGA FM continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of SSGA FM at a prior meeting held during the year about their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management personnel, the Fund’s investment style and approach employed, the likely market cycles for the Fund’s investment style and the reasons for the Fund’s generally competitive performance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall, taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to SSGA FM by GEAM, and the cost of the services provided by GEAM and SSGA FM to the Fund. The Board members reviewed the information they had requested from GEAM and SSGA FM concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. In this regard, the Board members considered that GEAM has agreed to waive a portion of the fee it charges to the Fund to the extent necessary to maintain a management fee of 0.30% of average daily net assets until April 30, 2016, at which time GEAM intends to continue to extend the waiver for an additional one year period. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM and SSGA FM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted that GEAM, and not the Fund, pays the sub-advisory fees to SSGA FM. GEAM reviewed the services related to overseeing the sub-adviser, including but not limited to having multiple meetings with the sub-adviser during the year to conduct investment performance, risk and compliance reviews. The Board members determined that GEAM and SSGA FM should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability to GEAM and SSGA FM from their relationship with the Fund was not unreasonable or excessive.

28

Advisory and Administrative Agreement Renewal	(Unaudited)

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by each of GEAM and SSGA FM, and the fees charged for those services, including the allocation of total advisory fees between them. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges, noting the effect of the management fee waiver discussed above. The Board members also reviewed comparative mutual fund and/or other account fee information provided by SSGA FM. In light of the foregoing, the Board, including the independent Board members determined that the advisory and sub-advisory fees, considered in relation to the services provided to the Fund, supported the Board’s approval of the investment advisory and sub-advisory agreements.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and SSGA FM may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements was in the best interests of the Fund.

29

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Director and President

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Director and Executive Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President & Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years  Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Robert Herlihy

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Chief Compliance Officer

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 years  Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

30

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

31

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

32

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Small-Cap Equity Fund

Annual Report

December 31, 2015

GE Investments Funds, Inc.

Small-Cap Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2015 (Unaudited)

The information provided on the performance page relates to the GE Investments Small-Cap Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Russell 2000® Index is an unmanaged market capitalization-weighted index consisting of 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. domiciled companies.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

Russell Investment Group owns the Russell Index data, including all applicable trademarks and copyrights, used by GE Asset Management Incorporated in these materials. Any unauthorized use or redistribution of such Russell Index data is strictly prohibited. Russell Investment Group is not responsible for the configuration of this material or for any inaccuracy in GE Asset Management Incorporated’s presentation thereof.

The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2016 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

1

Small-Cap Equity Fund	(Unaudited)

David Wiederecht

President and Chief

Investment Officer-

Investment Solutions

Mike Cervi

Senior Vice President

and Managing Director

of Portfolio Construction

The Small-Cap Equity Fund utilizes a multiple sub-adviser Fund structure that utilizes several sub-advisers to manage the Fund’s assets. The Fund is managed by David Wiederecht and Mike Cervi who are vested with oversight authority over the Fund’s sub-advisers that provide day-to-day management of the assets of the Fund allocated to them Messrs. Wiederecht and Cervi have full discretion in determining the assets that are allocated to each sub-adviser. The current sub-advisers of the Fund are as follows: Palisade Capital Management L.L.C.; Champlain Investment Partners, LLC; GlobeFlex Capital, L.P.; Kennedy Capital Management, Inc.; and SouthernSun Asset Management, LLC.

David Wiederecht is the President and Chief Investment Officer — Investment Solutions and a Director at GE Asset Management. He has served as a portfolio manager of the Small-Cap Equity Fund since September 2010. Mr. Wiederecht joined GE Asset Management in 1988 and has held various positions at GE Asset Management including Vice President — Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004, Managing Director — Alternative Investments from 2004 to 2008, and President and Chief Investment Officer — Investment Solutions since 2008.

Mike Cervi is a Senior Vice President of GE Asset Management and is a Managing Director of Portfolio Construction within GE Asset Management’s Investment Solutions team. He has been a member of the portfolio management team for the Small-Cap Equity Fund in May 2013. Mr. Cervi focuses on portfolio construction and manager research for a number of GE Asset Management’s portfolios including responsibility for defined benefit, defined contribution and sub-advised mutual funds accounts. Prior to his current position, Mr. Cervi led investment oversight of GE Asset Management’s multi-asset class client relationships. Mr. Cervi joined GE Asset Management in 2000 and has held several other roles with GE Asset Management including Shareholder Services Representative from 2000 to 2001, Institutional Marketing Analyst from 2001 to 2003, Director, Product Portfolio Manager — U.S. Equities from 2005 to 2006, Vice President, Manager of Investment Relationships from 2006 to 2009 and

Managing Director, Total Plan Management from 2009 to 2013. He became a Senior Vice President in 2009 and has served as Managing Director of Portfolio Construction since April 2013.

Q.	How did the GE Investments Small-Cap Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2015?

A.	For the twelve-month period ended December 31, 2015, the GE Investments Small-Cap Equity Fund returned -4.12%. The Russell 2000® Index, the Fund’s benchmark, returned -4.41% and the Fund’s Morningstar peer group of 137 Small Blend Funds returned an average of -5.03% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	The Russell 2000 Index, a proxy for U.S. small cap stocks had a roller coaster year in 2015. The markets spent the year digesting numerous factors including a change in Fed policy, slowing growth in China, continued stimulus in Europe and Japan, slow growth in the U.S. and the continued decline in the commodity complex. Small cap stocks are not immune to these factors. For example, a number of companies have sizable exposure to non-U.S. revenue or have direct or indirect exposure to commodities. Despite a strong rally during the fourth quarter of the year, the index still posted a negative return for the period.

Q.	What were the primary drivers of the Fund’s performance?

A.

During the year four of the five sub-advisors outperformed their benchmarks driving the results of the Fund. SouthernSun, one of the smaller allocations within the Fund, trailed the index substantially in 2015 but has been additive to results over the long term. The managers with the largest weights in the

2

(Unaudited)

Fund, Champlain and Palisade, representing ~65% of the assets both exceeded the Russell 2000 Index by more than 3% during the year.

In addition, the Fund results were positively impacted by an underweight to the financial sector and strong security selection within the holdings that were owned. Security selection within the industrial sector also contributed positively. Both information technology and consumer discretionary were sectors that detracted from results during the year mainly due to security selection by the managers.

Q.	Were there any significant changes to the Fund during the period?

A.	There were no significant changes to the Fund’s sub-advisor line-up or their allocations during the year. Allocations across the managers are typically rebalanced through cash flows into and out of the Fund.

3

Small-Cap Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	916.70	6.72
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,018.20	7.07

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.39%** (for the period July 1, 2015—December 31, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

4

Small-Cap Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital. The Fund seeks to achieve its objective by investing at least 80% of its net assets under normal circumstances in equity securities of small-cap companies, such as common and preferred stocks. The Fund uses a multi-sub-adviser investment strategy that combines growth, value and core investment management styles. This orientation will typically produce a portfolio that does not materially favor value or growth style investing, and allows the Fund the potential to benefit from both value and growth cycles in the marketplace.

Top Ten Largest Holdings

(as a % of Fair Value of Investments of $38,416 (in thousands) on December 31, 2015) (a)(b)

Blackbaud Inc.	1.45%
John Wiley & Sons Inc., Class A	1.13%
Woodward Inc.	1.04%
MEDNAX Inc.	1.01%
Raymond James Financial Inc.	0.92%
Integra LifeSciences Holdings Corp.	0.92%
Endurance Specialty Holdings Ltd.	0.88%
ICON PLC	0.87%
IDACORP Inc.	0.87%
CLARCOR Inc.	0.85%

Sector Allocation

Portfolio composition as a % of Fair Value of Investments of $38,416 (in thousands) on December 31, 2015 (a)(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/15

	One Year	Five Year	Ten Year
Number of funds in peer group	137	132	112
Peer group average annual total return	-5.03%	8.74%	6.13%
Morningstar Category in peer group: U.S. Insurance Fund Small Blend

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2015

Class 1 Shares (Inception date 4/28/00)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Small-Cap Equity Fund	-4.12%	9.98%	6.87%	$19,431
Russell 2000 Index	-4.41%	9.19%	6.80%	$19,314

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Small-Cap Equity Fund

Schedule of Investments	December 31, 2015

Small-Cap Equity Fund

	Number of Shares	Fair Value

Common Stock — 93.8%†

Advertising — 0.1%

National CineMedia Inc.	1,300	$20,423

Aerospace & Defense — 0.7%

Esterline Technologies Corp.	1,991	161,271	(a)
Teledyne Technologies Inc.	1,417	125,688	(a)
		286,959

Agricultural & Farm Machinery — 0.6%

AGCO Corp.	5,300	240,567

Agricultural Products — 0.7%

Darling Ingredients Inc.	25,935	272,836	(a)

Alternative Carriers — 0.1%

Inteliquent Inc.	1,800	31,986

Aluminum — 0.0%*

Century Aluminum Co.	1,660	7,337	(a)

Apparel Retail — 0.9%

Abercrombie & Fitch Co., Class A	385	10,395
American Eagle Outfitters Inc.	1,074	16,647
Genesco Inc.	2,977	169,183	(a)
The Buckle Inc.	5,182	159,502
		355,727

Apparel, Accessories & Luxury Goods — 0.5%

Columbia Sportswear Co.	2,210	107,760
G-III Apparel Group Ltd.	1,710	75,685	(a)
Oxford Industries Inc.	226	14,423
		197,868

Application Software — 5.3%

ACI Worldwide Inc.	8,146	174,324	(a)
Blackbaud Inc.	8,477	558,295
Guidewire Software Inc.	3,300	198,528	(a)
Jive Software Inc.	16,958	69,189	(a)
Mentor Graphics Corp.	4,900	90,258
MicroStrategy Inc., Class A	130	23,308	(a)
PROS Holdings Inc.	7,400	170,496	(a)
PTC Inc.	3,459	119,785	(a)
Qlik Technologies Inc.	3,600	113,976	(a)
RealPage Inc.	12,200	273,890	(a)
Sapiens International Corporation N.V.	2,300	23,460
SS&C Technologies Holdings Inc.	2,631	179,618
Zix Corp.	6,700	34,036	(a)
		2,029,163

	Number of Shares	Fair Value

Asset Management & Custody Banks — 0.8%

Ashford Inc.	300	$15,975	(a)
Financial Engines Inc.	7,800	262,626
Westwood Holdings Group Inc.	372	19,377
		297,978

Auto Parts & Equipment — 0.7%

American Axle & Manufacturing Holdings Inc.	1,012	19,168	(a)
Cooper-Standard Holding Inc.	361	28,010	(a)
Stoneridge Inc.	1,664	24,627	(a)
Tenneco Inc.	4,475	205,447	(a)
		277,252

Automobile Manufacturers — 0.6%

Thor Industries Inc.	3,240	181,926
Winnebago Industries Inc.	2,023	40,258
		222,184

Automotive Retail — 1.3%

CST Brands Inc.	8,200	320,948
Group 1 Automotive Inc.	1,477	111,809
Monro Muffler Brake Inc.	742	49,135
		481,892

Biotechnology — 2.1%

Aduro Biotech Inc.	900	25,326	(a)
Agios Pharmaceuticals Inc.	200	12,984	(a)
Anacor Pharmaceuticals Inc.	200	22,594	(a)
Applied Genetic Technologies Corp.	1,700	34,680	(a)
Ardelyx Inc.	1,300	23,556	(a)
BioCryst Pharmaceuticals Inc.	2,600	26,832	(a)
Cepheid	7,500	273,975	(a)
Concert Pharmaceuticals Inc.	900	17,073	(a)
Eagle Pharmaceuticals Inc.	100	8,867	(a)
Five Prime Therapeutics Inc.	600	24,900	(a)
Infinity Pharmaceuticals Inc.	2,200	17,270	(a)
Insys Therapeutics Inc.	900	25,767	(a)
MacroGenics Inc.	900	27,873	(a)
MiMedx Group Inc.	1,700	15,929	(a)
NewLink Genetics Corp.	500	18,195	(a)
Orexigen Therapeutics Inc.	8,600	14,792	(a)
Raptor Pharmaceutical Corp.	4,500	23,400	(a)
Repligen Corp.	6,438	182,131	(a)
Retrophin Inc.	600	11,574	(a)
		807,718

Brewers — 0.3%

The Boston Beer Company Inc., Class A	625	126,194	(a)

Broadcasting — 0.1%

Gray Television Inc.	1,272	20,734	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

6

Small-Cap Equity Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Building Products — 0.3%

Apogee Enterprises Inc.	424	$18,448
Builders FirstSource Inc.	2,827	31,323	(a)
Universal Forest Products Inc.	971	66,388
		116,159

Casinos & Gaming — 0.3%

Churchill Downs Inc.	200	28,298
Eldorado Resorts Inc.	2,100	23,100	(a)
Isle of Capri Casinos Inc.	1,400	19,502	(a)
Pinnacle Entertainment Inc.	911	28,350	(a)
		99,250

Commercial Printing — 0.5%

Brady Corp., Class A	7,300	167,754
Deluxe Corp.	185	10,090
		177,844

Commodity Chemicals — 0.1%

Hawkins Inc.	600	21,462
Koppers Holdings Inc.	685	12,501
Trinseo S.A.	707	19,938	(a)
		53,901

Communications Equipment — 0.5%

ADTRAN Inc.	2,000	34,440
CalAmp Corp.	2,000	39,860	(a)
Ciena Corp.	1,340	27,724	(a)
Finisar Corp.	1,594	23,177	(a)
Ixia	1,900	23,617	(a)
Lumentum Holdings Inc.	494	10,878	(a)
Ruckus Wireless Inc.	1,807	19,353	(a)
		179,049

Construction & Engineering — 0.9%

Chicago Bridge & Iron Company N.V.	6,570	256,164
Comfort Systems USA Inc.	1,204	34,218
Dycom Industries Inc.	332	23,227	(a)
Granite Construction Inc.	660	28,320
		341,929

Construction Machinery & Heavy Trucks — 1.0%

Alamo Group Inc.	1,100	57,310
Astec Industries Inc.	1,354	55,108
Trinity Industries Inc.	9,275	222,785
Wabash National Corp.	4,142	49,000	(a)
		384,203

Consumer Electronics — 0.1%

Skullcandy Inc.	2,324	10,993	(a)
ZAGG Inc.	2,000	21,880	(a)
		32,873

	Number of Shares	Fair Value

Data Processing & Outsourced Services — 2.6%

Broadridge Financial Solutions Inc.	4,120	$221,368
CoreLogic Inc.	3,885	131,546	(a)
CSG Systems International Inc.	3,490	125,570
Everi Holdings Inc.	13,909	61,060	(a)
Higher One Holdings Inc.	9,328	30,223	(a)
VeriFone Systems Inc.	3,863	108,241	(a)
WEX Inc.	3,400	300,560	(a)
		978,568

Distributors — 0.8%

LKQ Corp.	10,191	301,959	(a)

Diversified REITs — 0.5%

Cousins Properties Inc.	17,864	168,458
Gramercy Property Trust	4,535	35,010
		203,468

Diversified Support Services — 1.4%

Healthcare Services Group Inc.	7,114	248,065
Ritchie Bros Auctioneers Inc.	10,910	263,040
UniFirst Corp.	358	37,304
		548,409

Education Services — 0.4%

Capella Education Co.	350	16,177
ITT Educational Services Inc.	6,006	22,402	(a)
K12 Inc.	10,110	88,968	(a)
Strayer Education Inc.	300	18,036	(a)
		145,583

Electric Utilities — 1.1%

ALLETE Inc.	714	36,293
IDACORP Inc.	4,887	332,316
PNM Resources Inc.	1,294	39,557
		408,166

Electrical Components & Equipment — 0.4%

Encore Wire Corp.	2,042	75,737
EnerSys	546	30,538
Franklin Electric Company Inc.	365	9,866
Regal Beloit Corp.	319	18,668
		134,809

Electronic Components — 0.6%

Belden Inc.	360	17,165
Littelfuse Inc.	1,702	182,131
Rogers Corp.	789	40,689	(a)
		239,985

Electronic Equipment & Instruments — 0.5%

Coherent Inc.	300	19,533	(a)
Control4 Corp.	4,829	35,107	(a)
FARO Technologies Inc.	675	19,926	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

7

Small-Cap Equity Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Rofin-Sinar Technologies Inc.	1,095	$29,324	(a)
Zebra Technologies Corp., Class A	1,169	81,421	(a)
		185,311

Electronic Manufacturing Services — 0.2%

Methode Electronics Inc.	1,292	41,124
Plexus Corp.	1,024	35,758	(a)
		76,882

Environmental & Facilities Services — 0.7%

Clean Harbors Inc.	6,195	258,022	(a)
SP Plus Corp.	1,000	23,900	(a)
		281,922

Fertilizers & Agricultural Chemicals — 0.0%*

Intrepid Potash Inc.	1,181	3,484	(a)

Food Distributors — 0.4%

SpartanNash Co.	7,689	166,390

Food Retail — 1.0%

Casey’s General Stores Inc.	1,212	145,985
The Fresh Market Inc.	9,800	229,516	(a)
		375,501

Footwear — 1.0%

Crocs Inc.	1,592	16,302	(a)
Deckers Outdoor Corp.	2,498	117,906	(a)
Wolverine World Wide Inc.	15,400	257,334
		391,542

Gas Utilities — 0.1%

South Jersey Industries Inc.	1,713	40,290

Health Care REITs — 0.4%

National Health Investors Inc.	325	19,783
Omega Healthcare Investors Inc.	3,770	131,874
		151,657

Healthcare Distributors — 0.5%

Aceto Corp.	3,300	89,034
Owens & Minor Inc.	2,624	94,412
		183,446

Healthcare Equipment — 5.5%

ABIOMED Inc.	100	9,028	(a)
Analogic Corp.	300	24,780
Cantel Medical Corp.	2,500	155,350
Cardiovascular Systems Inc.	6,800	102,816	(a)
CONMED Corp.	1,600	70,480
Exactech Inc.	867	15,736	(a)
Globus Medical Inc., Class A	6,910	192,236	(a)
Greatbatch Inc.	751	39,427	(a)
Hill-Rom Holdings Inc.	5,434	261,158

	Number of Shares	Fair Value

Inogen Inc.	700	$28,063	(a)
Insulet Corp.	4,800	181,488	(a)
Integra LifeSciences Holdings Corp.	5,200	352,456	(a)
iRadimed Corp.	900	25,227	(a)
K2M Group Holdings Inc.	1,000	19,740	(a)
LeMaitre Vascular Inc.	1,900	32,775
Masimo Corp.	5,200	215,852	(a)
Natus Medical Inc.	1,157	55,594	(a)
NuVasive Inc.	4,600	248,906	(a)
NxStage Medical Inc.	1,300	28,483	(a)
Orthofix International N.V.	293	11,489	(a)
Zeltiq Aesthetics Inc.	700	19,971	(a)
		2,091,055

Healthcare Facilities — 0.7%

Amsurg Corp.	3,410	259,160	(a)
Genesis Healthcare Inc.	3,109	10,788	(a)
		269,948

Healthcare Services — 2.2%

Addus HomeCare Corp.	500	11,640	(a)
Air Methods Corp.	2,915	122,226	(a)
AMN Healthcare Services Inc.	1,262	39,185	(a)
BioTelemetry Inc.	2,400	28,032	(a)
CorVel Corp.	700	30,744	(a)
Cross Country Healthcare Inc.	1,700	27,863	(a)
Diplomat Pharmacy Inc.	708	24,228	(a)
LHC Group Inc.	600	27,174	(a)
MEDNAX Inc.	5,431	389,185	(a)
RadNet Inc.	3,000	18,540	(a)
Team Health Holdings Inc.	3,292	144,486	(a)
		863,303

Healthcare Supplies — 1.4%

Endologix Inc.	13,372	132,383	(a)
Halyard Health Inc.	2,300	76,843	(a)
ICU Medical Inc.	1,900	214,282	(a)
Merit Medical Systems Inc.	830	15,429	(a)
OraSure Technologies Inc.	4,500	28,980	(a)
Sientra Inc.	5,300	31,376	(a)
Vascular Solutions Inc.	700	24,073	(a)
		523,366

Healthcare Technology — 1.7%

HMS Holdings Corp.	13,971	172,402	(a)
MedAssets Inc.	1,663	51,453	(a)
Medidata Solutions Inc.	4,200	207,018	(a)
Omnicell Inc.	5,600	174,048	(a)
Quality Systems Inc.	1,435	23,132
Vocera Communications Inc.	2,222	27,109	(a)
		655,162

Home Building — 0.2%

Meritage Homes Corp.	901	30,625	(a)
TopBuild Corp.	1,083	33,324	(a)
		63,949

See Notes to Schedules of Investments and Notes to Financial Statements.

8

Small-Cap Equity Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Home Furnishings — 0.1%

Ethan Allen Interiors Inc.	1,243	$34,580

Hotel & Resort REITs — 0.4%

Ashford Hospitality Trust Inc.	2,956	18,652
Hersha Hospitality Trust	1,702	37,036
RLJ Lodging Trust	4,403	95,237
		150,925

Hotels, Resorts & Cruise Lines — 0.2%

Interval Leisure Group Inc.	5,984	93,410

Household Appliances — 0.1%

Helen of Troy Ltd.	435	40,999	(a)

Housewares & Specialties — 0.1%

Tupperware Brands Corp.	370	20,591

Human Resource & Employment Services — 0.1%

Insperity Inc.	464	22,341
TrueBlue Inc.	501	12,906	(a)
		35,247

Industrial Conglomerates — 0.2%

Raven Industries Inc.	6,000	93,600

Industrial Machinery — 6.9%

Actuant Corp., Class A	6,500	155,740
Altra Industrial Motion Corp.	1,175	29,469
Barnes Group Inc.	2,560	90,598
CLARCOR Inc.	6,582	326,994
IDEX Corp.	2,885	221,020
John Bean Technologies Corp.	1,000	49,830
LB Foster Co., Class A	1,222	16,693
Luxfer Holdings PLC ADR	6,986	68,742
Lydall Inc.	3,500	124,180	(a)
Mueller Industries Inc.	5,789	156,882
Nordson Corp.	2,070	132,790
RBC Bearings Inc.	3,100	200,229	(a)
Standex International Corp.	1,800	149,670
The Gorman-Rupp Co.	2,100	56,133
The Timken Co.	8,095	231,436
TriMas Corp.	11,400	212,610	(a)
Valmont Industries Inc.	96	10,178
Woodward Inc.	8,068	400,657
		2,633,851

Industrial REITs — 0.2%

Rexford Industrial Realty Inc.	1,952	31,935
STAG Industrial Inc.	2,152	39,704
		71,639

	Number of Shares	Fair Value

Internet Retail — 0.1%

Overstock.com Inc.	2,500	$30,700	(a)

Internet Software & Services — 2.4%

Brightcove Inc.	3,000	18,600	(a)
Cornerstone OnDemand Inc.	4,939	170,544	(a)
GoDaddy Inc., Class A	1,122	35,971	(a)
LogMeIn Inc.	4,500	301,950	(a)
NIC Inc.	12,840	252,691
SciQuest Inc.	2,000	25,940	(a)
SPS Commerce Inc.	1,300	91,273	(a)
XO Group Inc.	2,306	37,035	(a)
		934,004

Investment Banking & Brokerage — 1.3%

Greenhill & Company Inc.	1,875	53,644
Piper Jaffray Cos.	1,247	50,379	(a)
Raymond James Financial Inc.	6,096	353,385
Stifel Financial Corp.	1,040	44,054	(a)
		501,462

IT Consulting & Other Services — 0.1%

Perficient Inc.	1,601	27,409	(a)

Life & Health Insurance — 0.2%

American Equity Investment Life Holding Co.	2,020	48,541
StanCorp Financial Group Inc.	380	43,274
		91,815

Life Sciences Tools & Services — 2.2%

Albany Molecular Research Inc.	8,230	163,366	(a)
Bruker Corp.	6,671	161,905	(a)
Cambrex Corp.	856	40,309	(a)
Charles River Laboratories International Inc.	388	31,191	(a)
ICON PLC	4,300	334,110	(a)
INC Research Holdings Inc., Class A	1,400	67,914	(a)
PAREXEL International Corp.	487	33,174	(a)
PRA Health Sciences Inc.	400	18,108	(a)
		850,077

Managed Healthcare — 1.0%

Centene Corp.	4,015	264,227	(a)
Molina Healthcare Inc.	2,190	131,685	(a)
		395,912

Marine — 0.1%

Matson Inc.	1,038	44,250

Multi-Line Insurance — 0.1%

Horace Mann Educators Corp.	582	19,311

See Notes to Schedules of Investments and Notes to Financial Statements.

9

Small-Cap Equity Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Multi-Utilities — 0.1%

Avista Corp.	1,045	$36,962

Office REITs — 0.5%

BioMed Realty Trust Inc.	6,899	163,438
Corporate Office Properties Trust	1,963	42,852
		206,290

Office Services & Supplies — 1.2%

ARC Document Solutions Inc.	3,391	14,988	(a)
Herman Miller Inc.	5,717	164,078
HNI Corp.	330	11,900
Steelcase Inc., Class A	1,958	29,174
West Corp.	10,870	234,466
		454,606

Oil & Gas Drilling — 0.0%*

Nabors Industries Ltd.	1,377	11,718

Oil & Gas Equipment & Services — 1.1%

CARBO Ceramics Inc.	4,540	78,088
Dril-Quip Inc.	1,057	62,606	(a)
Forum Energy Technologies Inc.	10,870	135,440	(a)
Geospace Technologies Corp.	542	7,626	(a)
Hornbeck Offshore Services Inc.	1,687	16,769	(a)
Natural Gas Services Group Inc.	1,043	23,259	(a)
Oil States International Inc.	3,596	97,991	(a)
		421,779

Oil & Gas Exploration & Production — 1.3%

Bonanza Creek Energy Inc.	2,143	11,294	(a)
Carrizo Oil & Gas Inc.	2,370	70,105	(a)
Denbury Resources Inc.	34,017	68,714
Newfield Exploration Co.	6,945	226,129	(a)
Parsley Energy Inc., Class A	1,490	27,490	(a)
SM Energy Co.	4,210	82,769
Synergy Resources Corp.	1,917	16,333	(a)
		502,834

Oil & Gas Refining & Marketing — 0.1%

Alon USA Energy Inc.	1,368	20,301
Pacific Ethanol Inc.	2,400	11,472	(a)
Western Refining Inc.	568	20,232
		52,005

Packaged Foods & Meats — 2.7%

B&G Foods Inc.	5,000	175,100
J&J Snack Foods Corp.	108	12,601
Lancaster Colony Corp.	1,200	138,552
Sanderson Farms Inc.	3,485	270,157
Snyder’s-Lance Inc.	4,900	168,070
TreeHouse Foods Inc.	3,700	290,302	(a)
		1,054,782

	Number of Shares	Fair Value

Paper Packaging — 0.4%

AEP Industries Inc.	300	$23,145	(a)
Packaging Corporation of America	2,113	133,225
		156,370

Paper Products — 0.1%

Neenah Paper Inc.	895	55,875

Personal Products — 0.2%

Elizabeth Arden Inc.	2,700	26,730	(a)
USANA Health Sciences Inc.	311	39,730	(a)
		66,460

Pharmaceuticals — 0.4%

Corcept Therapeutics Inc.	4,800	23,904	(a)
Lannett Company Inc.	397	15,928	(a)
Pernix Therapeutics Holdings Inc.	4,800	14,160	(a)
Phibro Animal Health Corp., Class A	1,600	48,208
Prestige Brands Holdings Inc.	496	25,534	(a)
Sucampo Pharmaceuticals Inc., Class A	1,200	20,748	(a)
		148,482

Property & Casualty Insurance — 2.5%

Allied World Assurance Company Holdings AG	8,100	301,239
AMERISAFE Inc.	1,310	66,679
Argo Group International Holdings Ltd.	3,666	219,373
Federated National Holding Co.	500	14,780
HCI Group Inc.	602	20,980
Heritage Insurance Holdings Inc.	1,119	24,416
James River Group Holdings Ltd.	1,100	36,894
RLI Corp.	2,285	141,099
The Navigators Group Inc.	1,500	128,685	(a)
		954,145

Publishing — 1.1%

John Wiley & Sons Inc., Class A	9,611	432,783

Railroads — 0.5%

Genesee & Wyoming Inc., Class A	3,336	179,110	(a)

Real Estate Services — 0.1%

Altisource Portfolio Solutions S.A.	800	22,248	(a)

Regional Banks — 9.2%

Bank of the Ozarks Inc.	1,085	53,664
BankUnited Inc.	1,101	39,702
Banner Corp.	742	34,028
Bryn Mawr Bank Corp.	3,800	109,136
Camden National Corp.	565	24,911
Cascade Bancorp	2,346	14,240	(a)
CoBiz Financial Inc.	868	11,649

See Notes to Schedules of Investments and Notes to Financial Statements.

10

Small-Cap Equity Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Columbia Banking System Inc.	815	$26,496
Community Bank System Inc.	4,100	163,754
Cullen/Frost Bankers Inc.	1,525	91,500
CVB Financial Corp.	10,700	181,044
Enterprise Financial Services Corp.	705	19,987
FCB Financial Holdings Inc., Class A	1,365	48,853	(a)
Fidelity Southern Corp.	967	21,574
First Financial Bankshares Inc.	4,800	144,816
First Foundation Inc.	518	12,220	(a)
Fulton Financial Corp.	14,147	184,052
German American Bancorp Inc.	700	23,324
Great Southern Bancorp Inc.	385	17,425
Home BancShares Inc.	1,005	40,723
Iberiabank Corp.	2,833	156,013
Independent Bank Corp.	2,400	111,648
Lakeland Financial Corp.	231	10,769
LegacyTexas Financial Group Inc.	1,114	27,872
NBT Bancorp Inc.	1,800	50,184
Old National Bancorp	726	9,845
PacWest Bancorp	1,720	74,132
PrivateBancorp Inc.	6,173	253,216
Prosperity Bancshares Inc.	5,704	272,993
Renasant Corp.	8,508	292,760
South State Corp.	283	20,362
Southwest Bancorp Inc.	1,245	21,763
Stock Yards Bancorp Inc.	1,800	68,022
SVB Financial Group	1,585	188,456	(a)
UMB Financial Corp.	6,300	293,265
Umpqua Holdings Corp.	3,091	49,147
Union Bankshares Corp.	1,018	25,694
United Community Banks Inc.	1,930	37,616
Washington Trust Bancorp Inc.	3,300	130,416
Westamerica Bancorporation	2,802	130,994
Wintrust Financial Corp.	901	43,717
		3,531,982

Reinsurance — 1.0%

Endurance Specialty Holdings Ltd.	5,300	339,147
Maiden Holdings Ltd.	2,859	42,628
		381,775

Research & Consulting Services — 0.3%

Resources Connection Inc.	7,575	123,775

Residential REITs — 0.6%

Education Realty Trust Inc.	5,594	211,901
Sun Communities Inc.	523	35,841
		247,742

Restaurants — 1.1%

BJ’s Restaurants Inc.	713	30,994	(a)
Cracker Barrel Old Country Store Inc.	1,078	136,723
El Pollo Loco Holdings Inc.	3,600	45,468	(a)
Texas Roadhouse Inc.	5,839	208,861
		422,046

	Number of Shares	Fair Value

Retail REITs — 0.3%

Inland Real Estate Corp.	4,160	$44,179
Retail Opportunity Investments Corp.	1,868	33,437
Tanger Factory Outlet Centers Inc.	777	25,408
		103,024

Security & Alarm Services — 0.6%

The Brink’s Co.	8,480	244,733

Semiconductor Equipment — 0.6%

Advanced Energy Industries Inc.	700	19,761	(a)
Brooks Automation Inc.	1,232	13,158
Cabot Microelectronics Corp.	500	21,890	(a)
Cascade Microtech Inc.	1,800	29,250	(a)
Rudolph Technologies Inc.	9,737	138,460	(a)
		222,519

Semiconductors — 1.2%

Cirrus Logic Inc.	600	17,718	(a)
Diodes Inc.	313	7,193	(a)
Exar Corp.	3,453	21,167	(a)
Integrated Device Technology Inc.	900	23,715	(a)
Lattice Semiconductor Corp.	2,553	16,518	(a)
Microsemi Corp.	7,489	244,066	(a)
Semtech Corp.	7,800	147,576	(a)
		477,953

Specialized Finance — 0.1%

MarketAxess Holdings Inc.	260	29,014
NewStar Financial Inc.	1,285	11,539	(a)
		40,553

Specialized REITs — 0.5%

CoreSite Realty Corp.	3,039	172,372
Potlatch Corp.	1,088	32,901
		205,273

Specialty Chemicals — 2.6%

Balchem Corp.	1,738	105,670
HB Fuller Co.	3,844	140,191
Innospec Inc.	2,900	157,499
PolyOne Corp.	5,887	186,971
Quaker Chemical Corp.	1,912	147,721
Sensient Technologies Corp.	4,402	276,534
		1,014,586

Specialty Stores — 0.3%

Cabela’s Inc.	235	10,982	(a)
Hibbett Sports Inc.	3,000	90,720	(a)
		101,702

Steel — 0.3%

Commercial Metals Co.	6,734	92,189
Ryerson Holding Corp.	3,224	15,056	(a)

See Notes to Schedules of Investments and Notes to Financial Statements.

11

Small-Cap Equity Fund

Schedule of Investments	December 31, 2015

	Number of Shares	Fair Value

Schnitzer Steel Industries Inc., Class A	855	$12,286
		119,531

Systems Software — 1.3%

Barracuda Networks Inc.	609	11,376	(a)
CommVault Systems Inc.	800	31,480	(a)
FleetMatics Group PLC	2,000	101,580	(a)
Gigamon Inc.	1,285	34,143	(a)
Qualys Inc.	8,600	284,574	(a)
The Rubicon Project Inc.	1,534	25,234	(a)
		488,387

Technology Distributors — 0.1%

Insight Enterprises Inc.	761	19,116	(a)
ScanSource Inc.	928	29,900	(a)
		49,016

Technology Hardware, Storage & Peripherals — 0.6%

Diebold Inc.	7,270	218,754
Super Micro Computer Inc.	694	17,010	(a)
		235,764

Thrifts & Mortgage Finance — 0.4%

Essent Group Ltd.	948	20,752	(a)
HomeStreet Inc.	1,502	32,608	(a)
LendingTree Inc.	200	17,856	(a)
Walker & Dunlop Inc.	923	26,591	(a)
Washington Federal Inc.	1,696	40,416
		138,223

Trading Companies & Distributors — 0.8%

Applied Industrial Technologies Inc.	7,217	292,216

Trucking — 0.9%

Heartland Express Inc.	1,607	27,351
Landstar System Inc.	1,100	64,515
Old Dominion Freight Line Inc.	2,816	166,341	(a)
Saia Inc.	1,810	40,273	(a)
USA Truck Inc.	800	13,960	(a)
YRC Worldwide Inc.	1,500	21,270	(a)
		333,710

Wireless Telecommunication Services — 0.1%

Shenandoah Telecommunications Co.	700	30,135

Total Common Stock (Cost $32,796,849)		35,977,057

	Fair Value
Short-Term Investments – 6.3%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.09% (Cost $2,439,080)	$2,439,080	(b,c,d)

Total Investments (Cost $35,235,929)	38,416,137

Liabilities in Excess of Other Assets, net — (0.1)%	(57,254)

NET ASSETS — 100.0%	$38,358,883

Other Information:

The Fund had the following long futures contracts open at
December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation
Russell 2000 Mini Index Futures	March 2016	5	$565,750	$10,915

See Notes to Schedules of Investments and Notes to Financial Statements.

12

Notes to Schedules of Investments	December 31, 2015

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	At December 31, 2015, all or a portion of this security was pledged to cover collateral requirements for futures.
(c)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(d)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2015.

*	Less than 0.05%.

Abbreviations:

ADR	—	American Depositary Receipt

REIT	—	Real Estate Investment Trust

13

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/15	12/31/14		12/31/13		12/31/12		12/31/11
Inception date	—	—		—		—		4/28/00
Net asset value, beginning of period	$14.39	$16.26		$13.37		$12.85		$12.46
Income/(loss) from investment operations:
Net investment income (loss)	(0.04)	(0.06)		(0.03)		0.00	*	(0.01)
Net realized and unrealized gains/(losses) on investments	(0.52)	0.67		4.96		1.86		0.40
Total income/(loss) from investment operations	(0.56)	0.61		4.93		1.86		0.39
Less distributions from:
Net investment income	—	—		—		0.00	*	0.00	*
Net realized gains	1.63	2.48		2.04		1.34		—
Total distributions	1.63	2.48		2.04		1.34		0.00
Net asset value, end of period	$12.20	$14.39		$16.26		$13.37		$12.85
TOTAL RETURN (a)	(4.12)%	3.77%		36.89%		14.57%		3.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$38,359	$43,460		$50,248		$41,942		$46,855
Ratios to average net assets:
Net expenses	1.36%	1.33%	(b)	1.27%	(b)(c)	1.34%	(b)(c)	1.28%	(b)(c)
Gross expenses	1.36%	1.33%		1.28%		1.38%		1.50%
Net investment income (loss)	(0.30)%	(0.35)%		(0.23)%		0.01%		(0.07)%
Portfolio turnover rate	42%	37%		39%		36%		44%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
(c)	Reflects a voluntary reimbursement of other operating expenses by GEAM.
*	Rounds to less than $0.01.

The accompanying Notes are an integral part of these financial statements.

14

Statement of Assets and Liabilities December 31, 2015

ASSETS
Investments in securities, at fair value (cost $32,796,849)	$35,977,057
Short-term investments, at fair value (cost $2,439,080)	2,439,080
Cash	737
Restricted cash(1)	50,000
Receivable for investments sold	18,970
Income receivables	40,792
Receivable for fund shares sold	185
Total assets	38,526,821
LIABILITIES
Payable for investments purchased	13,843
Payable for fund shares redeemed	8,081
Payable to GEAM	31,356
Accrued other expenses	108,908
Variation margin payable on open futures contracts	5,750
Total liabilities	167,938
NET ASSETS	$38,358,883
NET ASSETS CONSIST OF:
Capital paid in	$35,288,670
Accumulated net realized loss	(120,910)
Net unrealized appreciation (depreciation) on:
Investments	3,180,208
Futures	10,915
NET ASSETS	$38,358,883
Shares outstanding ($0.01 par value; unlimited shares authorized)	3,143,923
Net asset value per share	$12.20

(1)	Deposits at broker for futures contracts

The accompanying Notes are an integral part of these financial statements.

15

Statement of Operations For the Year ended December 31, 2015

INVESTMENT INCOME
Income
Dividend	$447,121
Interest	462
Less: Foreign taxes withheld	(1,376)
Total income	446,207
Expenses
Advisory and administration fees	402,199
Directors’ fees	2,144
Custody and accounting expenses	128,197
Professional fees	24,267
Other expenses	16,396
Total expenses	573,203
Net investment loss	$(126,996)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$4,313,908
Futures	(29,142)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(5,811,204)
Futures	(15,683)
Net realized and unrealized gain (loss) on investments	(1,542,121)
Net decrease in net assets resulting from operations	$(1,669,117)

The accompanying Notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(126,996)	$(162,265)
Net realized gain (loss) on investments and futures	4,284,766	5,860,359
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(5,826,887)	(4,114,954)
Net increase (decrease) from operations	(1,669,117)	1,583,140
Distributions to shareholders from:
Net realized gains	(4,541,080)	(6,446,919)
Total distributions	(4,541,080)	(6,446,919)
Increase (decrease) in assets from operations and distributions	(6,210,197)	(4,863,779)
Share transactions:
Proceeds from sale of shares	3,230,274	908,347
Value of distributions reinvested	4,541,080	6,446,919
Cost of shares redeemed	(6,661,996)	(9,279,798)
Net increase (decrease) from share transactions	1,109,358	(1,924,532)
Total increase (decrease) in net assets	(5,100,839)	(6,788,311)

NET ASSETS
Beginning of year	43,459,722	50,248,033
End of year	$38,358,883	$43,459,722

CHANGES IN FUND SHARES
Shares sold	219,291	56,522
Shares issued for distributions reinvested	364,453	448,014
Shares redeemed	(460,537)	(573,174)
Net increase (decrease) in fund shares	123,207	(68,638)

The accompanying Notes are an integral part of these financial statements.

17

Notes to Financial Statements	December 31, 2015

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is currently composed of eleven investment portfolios (collectively the “Funds”), although only the following eight Funds are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund (the “Fund”), Total Return Fund, Income Fund and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into various types of derivative transactions (such as futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the year ended December 31, 2015, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss

18

Notes to Financial Statements	December 31, 2015

equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

19

Notes to Financial Statements	December 31, 2015

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$35,977,057	$—	$—	$35,977,057
Short-Term Investments	2,439,080	—	—	2,439,080

Total Investments in Securities	$38,416,137	$—	$—	$38,416,137

Other Financial Instruments*
Long Futures Contracts — Unrealized Appreciation	$10,915	$—	$—	$10,915

†	See Schedule of Investments for Industry Classification.

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

20

Notes to Financial Statements	December 31, 2015

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2015.

	Asset Derivatives December 31, 2015			Liability Derivatives December 31, 2015
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)		Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	10,915	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/ (depreciation) on Futures	12,069,469/ (12,179,484)	(29,142)	(15,683)

During the year ended December 31, 2015, the Fund had an average notional value of $1,095,092 on long futures contracts. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2015.

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.20% (0.125% prior to October 28, 2015) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally is borne proportionally based upon net assets. In addition, the Company had a $100 million uncommitted, unsecured line of credit with State Street, which expired effective October 28, 2015. Generally, borrowings under the credit facilities would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2015.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective March 16, 2000 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.95%.

Directors’ Compensation The Fund pays no compensation to its Directors who are officers or

21

Notes to Financial Statements	December 31, 2015

employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

7.	Sub-Advisory Fees

Pursuant to investment sub-advisory agreements with GEAM, the assets of the Fund are allocated to and managed by each of the following sub-advisers: (i) Palisade Capital Management, L.L.C.; (ii) Champlain Investment Partners, LLC; (iii) GlobeFlex Capital, L.P.; (iv) Kennedy Capital Management, Inc. and (v) SouthernSun Asset Management, LLC. GEAM is responsible for allocating the Fund’s assets among the sub-advisers in its discretion (“Allocated Assets”), and for managing the Fund’s cash position, while each sub-adviser is responsible for the day-to-day management of their portion of the Allocated Assets, under the general supervision and oversight of GEAM and the Board. For their services, GEAM pays each sub-adviser an investment sub-advisory fee, which is calculated as a percentage of the average daily net assets of the respective Allocated Assets that it manages.

8.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2015, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$16,273,180	$20,039,269

9.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2012, 2013, 2014, and 2015 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2015, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Gross Tax		Net Tax Appreciation/ (Depreciation)
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
$35,557,810	$6,379,633	$(3,521,306)	$2,858,327	$10,915	$—	$424,774	$(212,888)

As of December 31, 2015, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

22

Notes to Financial Statements	December 31, 2015

The Fund elected to defer qualified late-year losses for the year ended December 31, 2015 as follows:

Capital	Ordinary
$(212,888)	$—

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2015	$—	$4,541,080	$4,541,080
2014	276,856	6,170,063	6,446,919

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

These differences include (but are not limited to) investments in futures, return of capital distributions from securities, net operating losses, and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2015 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Gain (Loss)	Capital Paid In
$126,996	$(44,550)	$(259)	$(82,187)

23

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small-Cap Equity Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small-Cap Equity Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2016

24

Tax Information	(Unaudited)

For the year ended December 31, 2015, the Fund hereby designates $4,541,080 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

25

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreements with each of the Fund’s sub-advisers, Palisade Capital Management, L.L.C., Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., SouthernSun Asset Management, LLC and Kennedy Capital Management, Inc. at meetings held on December 16 and December 18, 2015.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and each of the sub-advisers. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds that employ a similar investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or any of the sub-advisers were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from each of the sub-advisers a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, each of the sub-advisers. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparisons to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management and each of the sub-advisers, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of each of the sub-advisers during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to the continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and each of the sub-advisers, taking into account their past experiences with GEAM and each of the sub-advisers. In connection with their consideration of GEAM’s services, the Board members focused on the favorable

26

Advisory and Administrative Agreement Renewal	(Unaudited)

attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for overseeing multiple sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit, including a platform that increases the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by each of the sub-advisers, the Board members focused on the favorable attributes of the sub-advisers relating to their respective investment philosophies and disciplines, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable histories and reputations.

In light of these discussions, the Board, including the independent Board members, concluded that the services provided by GEAM and each of the sub-advisers continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Advisers.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of each of the sub-advisers at a prior meeting held during the year about their investment processes and performance results. These discussions focused on the Fund’s investment objective, GEAM’s asset allocation process, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance in recent periods but competitive performance over the longer term. The Board also considered the multi-manager structure and how each sub-adviser’s approach to small-cap investing fits within the Fund’s overall strategy, and the Fund’s stronger performance in prior periods.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall, taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to each of the sub-advisers by GEAM, and the cost of the services provided. The Board members reviewed the information they had requested from GEAM and each of the sub-advisers concerning their profitability.

The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business. The Board members also considered information regarding the calculation methodology provided by each of the sub-advisers in preparing their profitability data.

Information was presented regarding the financial condition of GEAM and each of the sub-advisers for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted that GEAM, and not the Fund, pays the sub-advisory fees to the sub-advisers. GEAM reviewed its portfolio management services related to the allocation and rebalancing of assets among the multiple sub-advisers as a result of the Fund’s multi-manager

27

Advisory and Administrative Agreement Renewal	(Unaudited)

structure, as well as the services related to overseeing each of the sub-advisers, including but not limited to having multiple meetings with each sub-adviser during the year to conduct investment performance, risk and compliance reviews. The Board members determined that GEAM and each of the sub-advisers should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability to GEAM and each of the sub-advisers from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by GEAM and each of the sub-advisers, and the fees charged for those services,

including the services required of GEAM to oversee multiple sub-advisers. The Board members reviewed information concerning the fee and expense ratios for the Fund and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee was among the highest, and the expense ratios were the highest, in the applicable peer group ranges. The Board members reviewed comparative mutual fund and/or other account fee information provided by each of the sub-advisers. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fee and the sub-advisory fees paid to each of the sub-advisers, considered in relation to the services provided to the Fund, supported the Board’s approval of the investment advisory and sub-advisory agreements.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and each of the sub-advisers may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and each sub-advisory agreement was in the best interests of the Fund.

28

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Director and President

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Director and Executive Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President & Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years  Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Robert Herlihy

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Chief Compliance Officer

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 years  Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

29

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

30

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

31

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Real Estate Securities Fund

Annual Report

December 31, 2015

GE Investments Funds, Inc.

Real Estate Securities Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2015 (Unaudited)

The information provided on the performance page relates to the GE Investments Real Estate Securities Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

FTSE NAREIT Equity REITs Index is an unmanaged index of all tax-qualified equity real estate investment trusts

(REITs) (except Timber REITs or Infrastructure REITs) listed

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. The results shown for the foregoing index assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise the index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2016 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

1

Real Estate Securities Fund	(Unaudited)

CenterSquare Investment Management, Inc. (CenterSquare) is the sub-adviser for the Real Estate Securities Fund. CenterSquare is a wholly owned subsidiary of CenterSquare Investment Management Holdings, Inc. (CenterSquare Holdings). CenterSquare Holdings is wholly owned by The Bank of New York Mellon Corporation (BNY Mellon) and operates as part of BNY Mellon’s Investment Management Division. As a wholly owned subsidiary of CenterSquare Holdings, CenterSquare is a second tier subsidiary of BNY Mellon. CenterSquare is a registered investment adviser that was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded real estate investment trusts (REITs).

The Real Estate Securities Fund is co-managed by Dean Frankel, CFA and Eric Rothman, CFA.

Dean Frankel is a Global Co-Head of Real Estate Securities at CenterSquare. In his role, Mr. Frankel is responsible for management of CenterSquare’s proprietary research process. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while co-managing the daily operations of the real estate securities portfolios. Mr. Frankel joined CenterSquare in 1997.

Eric Rothman is a Portfolio Manager for CenterSquare’s real estate securities group. He joined the firm in 2006, and is responsible for market research, sector allocations, research, and financial modeling across the U.S. real estate securities universe. Mr. Rothman also manages a global REIT high yield separate account mandate which leverages the global research platform in place. He brings 18 years of REIT and real estate investment experience to his position. Prior to joining CenterSquare, Mr. Rothman spent more than six years as a sell-side REIT analyst at Wachovia Securities and three years as an analyst at AEW Capital Management, LP.

Q.	How did the GE Investments Real Estate Securities Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2015?

A.	For the twelve-month period ended December 31, 2015, the GE Investments Real Estate Securities Fund returned 4.56%. The FTSE NAREIT Equity REITs Index, the Fund’s benchmark, returned 3.20% and the Fund’s Morningstar peer group of 44 U.S. Insurance Real Estate funds returned an average of 2.20% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	The U.S. real estate securities market generated a positive return with the FTSE NAREIT Equity REITs
Index posting a total return of 3.20% during the twelve-month period ended December 31, 2015. The U.S. REIT market outperformed the broader equity markets as the S&P 500® Index and the Dow Jones Industrial Average posted total returns of 1.38% and 0.21%, respectively, for the year. U.S. REITs reported strong earnings throughout the year. Real estate fundamentals were healthy. Low new supply, high occupancies, and rental rate growth generated good cash flow and dividend growth. The U.S. REIT market performed well after the U.S. Federal Reserve ended seven years of targeting near zero interest rates with a widely expected rate increase of 25 bps on December 16th. Investor sentiment for REITs and other income-oriented investments were affected by the short-term outlook for the Federal Reserve’s interest policy outlook throughout much of the year, with the global uncertainty peaking in the late summer. The 10-year U.S. treasury yield was volatile throughout 2015, rising 10 bps to 2.27% during the year.

Q.	What were the primary drivers of Fund performance?

A.	On a net-of-fees basis, the Fund strongly outperformed its benchmark by 136 bps in 2015. Both stock selection and sector selection generated significant positive alpha for the year, contributing 163 bps and 65 bps of alpha, respectively. The combined effect of fees, cash, capital flows, intraday trading profits and other items not directly captured by our attribution measurement system combined to reduce relative performance by roughly 92 bps. The positive contribution from stock selection was broad-based with specialty, diversified, healthcare, regional mall, and hotel picks generating strong alpha. Sector selection outperformance was driven by an underweight to diversified, an overweight to healthcare, an overweight to apartment, and an overweight to self storage, which more than offset the negative alpha from an underweight to alt housing.

Q.	Were there any significant changes to the Fund during the period?

A.	We did not deviate from the investment process, philosophy or approach we have consistently applied since 1995. From a personnel standpoint, during 2015, we added a Chief Investment Strategist, a Senior Analyst and an Analyst, while a Portfolio Manager and a Senior Analyst departed. These changes did not affect the management of the Fund.

2

Real Estate Securities Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,106.40	4.94
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,020.52	4.74

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.93%** (for the period July 1, 2015 - December 31, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

3

Real Estate Securities Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek maximum total return through current income and capital appreciation. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry, including those that own significant real estate assets. The Fund does not invest directly in real estate.

Top Ten Largest Holdings

(as a % of Fair Value of Investments of $78,517 (in thousands) on December 31, 2015) (a)(b)

Simon Property Group Inc.	7.26%
Welltower Inc.	5.46%
Boston Properties Inc.	4.60%
AvalonBay Communities Inc.	4.56%
Public Storage	4.51%
Essex Property Trust Inc.	4.13%
Ventas Inc.	3.37%
Host Hotels & Resorts Inc.	3.18%
Equity Residential	3.14%
Prologis Inc.	2.81%

Sector Allocation

Portfolio composition as a % of Fair Value of Investments of

$78,517 (in thousands) on December 31, 2015 (a)(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/15

	One Year	Five Year	Ten Year
Number of funds in peer group	44	42	39
Peer group average annual total return	2.20%	10.85%	6.58%
Morningstar Category in peer group: U.S. Insurance Real Estate

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2015

Class 1 Shares (Inception date: 5/1/95)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Real Estate Securities Fund	4.56%	12.67%	8.70%	$23,026
FTSE NAREIT Equity REITs Index	3.20%	11.96%	7.41%	$20,432

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

4

Real Estate Securities Fund

Schedule of Investments	December 31, 2015

Real Estate Securities Fund

	Number of Shares	Fair Value
Common Stock (REITs) — 98.8%†

Diversified — 3.8%

Vornado Realty Trust	19,670	$1,966,213
Washington Real Estate Investment Trust	39,070	1,057,234
		3,023,447

Freestanding — 4.1%

National Retail Properties Inc.	25,049	1,003,212
Spirit Realty Capital Inc.	107,040	1,072,541
STORE Capital Corp.	48,730	1,130,536
		3,206,289

Healthcare — 13.4%

Care Capital Properties Inc.	28,710	877,665
HCP Inc.	21,160	809,158
Healthcare Trust of America Inc.	25,080	676,408
Omega Healthcare Investors Inc.	13,140	459,637
Senior Housing Properties Trust	54,470	808,335
Ventas Inc.	46,890	2,646,003
Welltower Inc.	63,020	4,287,250
		10,564,456

Hotel — 6.1%

Chesapeake Lodging Trust	21,540	541,946
Hospitality Properties Trust	19,540	510,971
Host Hotels & Resorts Inc.	162,880	2,498,579
LaSalle Hotel Properties	26,960	678,314
Sunstone Hotel Investors Inc.	49,020	612,260
		4,842,070

Industrial — 8.9%

Duke Realty Corp.	84,485	1,775,875
First Industrial Realty Trust Inc.	39,400	871,922
Liberty Property Trust	37,280	1,157,544
Prologis Inc.	51,330	2,203,084
PS Business Parks Inc.	11,450	1,001,073
		7,009,498

Multifamily — 16.0%

Apartment Investment & Management Co., Class A	39,830	1,594,395
AvalonBay Communities Inc.	19,450	3,581,328
Camden Property Trust	15,150	1,162,914
Equity Residential	30,250	2,468,098
Essex Property Trust Inc.	13,530	3,239,217
Post Properties Inc.	9,200	544,272
		12,590,224

Office — 15.1%

Boston Properties Inc.	28,340	3,614,483
Brandywine Realty Trust	55,730	761,272

	Number of Shares	Fair Value

Douglas Emmett Inc.	15,530	$484,225
Empire State Realty Trust Inc., Class A	80,880	1,461,502
Equity Commonwealth	16,580	459,763	(a)
First Potomac Realty Trust	32,540	370,956
Highwoods Properties Inc.	39,380	1,716,968
Hudson Pacific Properties Inc.	56,050	1,577,247
Kilroy Realty Corp.	9,870	624,574
SL Green Realty Corp.	7,070	798,769
		11,869,759

Regional Malls — 9.9%

General Growth Properties Inc.	77,300	2,103,333
Simon Property Group Inc.	29,320	5,700,981
		7,804,314

Self Storage — 6.6%

CubeSmart	37,080	1,135,389
Public Storage	14,290	3,539,633
Sovran Self Storage Inc.	5,170	554,793
		5,229,815

Shopping Centers — 8.7%

Equity One Inc.	24,130	655,130
Federal Realty Investment Trust	3,400	496,740
Kimco Realty Corp.	52,790	1,396,823
Ramco-Gershenson Properties Trust	47,470	788,477
Regency Centers Corp.	16,190	1,102,863
Urban Edge Properties	37,990	890,865
Weingarten Realty Investors	44,690	1,545,380
		6,876,278

Specialty — 6.2%

CyrusOne Inc.	38,090	1,426,471
Digital Realty Trust Inc.	17,640	1,333,937
Equinix Inc.	6,543	1,978,603
QTS Realty Trust Inc., Class A	4,110	185,402
		4,924,413

Total Common Stock (REITs) (Cost $70,939,405)		77,940,563

Short-Term Investments — 0.7%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.09% (Cost $576,399)		576,399	(b,c)

Total Investments (Cost $71,515,804)		78,516,962

Other Assets and Liabilities, net — 0.5%		395,486

NET ASSETS — 100.0%		$78,912,448

See Notes to Schedules of Investments and Notes to Financial Statements.

5

Notes to Schedule of Investments	December 31, 2015

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.
(c)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2015.

Abbreviations:

REIT	—	Real Estate Investment Trust

6

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/15	12/31/14		12/31/13		12/31/12		12/31/11
Inception date	—	—		—		—		5/1/95
Net asset value, beginning of period	$14.74	$12.68		$13.27		$11.58		$10.68
Income/(loss) from investment operations:
Net investment income	0.29	0.28		0.19		0.29		0.21
Net realized and unrealized gains/(losses) on investments	0.41	3.79		0.16		1.65		0.84
Total income from investment operations	0.70	4.07		0.35		1.94		1.05
Less distributions from:
Net investment income	0.28	0.29		0.20		0.25		0.15
Net realized gains	1.86	1.72		0.74		—		—
Total distributions	2.14	2.01		0.94		0.25		0.15
Net asset value, end of period	$13.30	$14.74		$12.68		$13.27		$11.58
TOTAL RETURN (a)	4.56%	31.90%		2.60%		16.79%		9.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$78,912	$91,007		$102,603		$76,751		$75,012
Ratios to average net assets:
Net expenses	0.95%	0.94%	(b)	0.96%	(b)	0.98%	(b)	1.04%	(b)
Gross expenses	0.95%	0.94%		0.96%		0.98%		1.04%
Net investment income	1.80%	1.57%		1.50%		2.13%		1.73%
Portfolio turnover rate	57%	53%		82%		49%		69%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

The accompanying Notes are an integral part of these financial statements.

7

Statement of Assets and Liabilities December 31, 2015

ASSETS
Investments in securities, at fair value (cost $70,939,405)	$77,940,563
Short-term investments, at fair value (cost $576,399)	576,399
Receivable for investments sold	687,201
Income receivables	404,543
Receivable for fund shares sold	7,819
Total assets	79,616,525
LIABILITIES
Payable for investments purchased	565,273
Payable for fund shares redeemed	27,110
Payable to GEAM	56,307
Accrued other expenses	55,387
Total liabilities	704,077
NET ASSETS	$78,912,448
NET ASSETS CONSIST OF:
Capital paid in	$70,485,583
Undistributed (distributions in excess of) net investment income	150,065
Accumulated net realized gain	1,275,642
Net unrealized appreciation (depreciation) on:
Investments	7,001,158
NET ASSETS	$78,912,448
Shares outstanding ($0.01 par value; unlimited shares authorized)	5,931,446
Net asset value per share	$13.30

The accompanying Notes are an integral part of these financial statements.

8

Statement of Operations For the Year ended December 31 , 2015

INVESTMENT INCOME
Income
Dividend	$2,317,191
Interest	111
Total income	2,317,302
Expenses
Advisory and administration fees	719,849
Directors’ fees	4,887
Custody and accounting expenses	29,762
Professional fees	21,527
Other expenses	21,494
Total expenses	797,519
Net investment income	$1,519,783
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on investments	$8,559,531
Increase (decrease) in unrealized appreciation/(depreciation) on investments	(6,283,119)
Net realized and unrealized gain (loss) on investments	2,276,412
Net increase in net assets resulting from operations	$3,796,195

The accompanying Notes are an integral part of these financial statements.

9

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,519,783	$1,534,361
Net realized gain (loss) on investments	8,559,531	11,549,891
Net increase (decrease) in unrealized appreciation/depreciation on investments	(6,283,119)	14,503,130
Net increase (decrease) from operations	3,796,195	27,587,382
Distributions to shareholders from:
Net investment income	(1,423,065)	(1,601,880)
Net realized gains	(9,557,654)	(9,474,782)
Total distributions	(10,980,719)	(11,076,662)
Increase (decrease) in assets from operations and distributions	(7,184,524)	16,510,720
Share transactions:
Proceeds from sale of shares	4,005,511	1,933,618
Value of distributions reinvested	10,980,719	11,076,662
Cost of shares redeemed	(19,895,918)	(41,116,890)
Net increase (decrease) from share transactions	(4,909,688)	(28,106,610)
Total increase (decrease) in net assets	(12,094,212)	(11,595,890)

NET ASSETS
Beginning of year	91,006,660	102,602,550
End of year	$78,912,448	$91,006,660
Undistributed (distributions in excess of) net investment income, end of year	$150,065	$—

CHANGES IN FUND SHARES
Shares sold	268,040	131,257
Shares issued for distributions reinvested	815,198	740,419
Shares redeemed	(1,324,842)	(2,789,257)
Net decrease in fund shares	(241,604)	(1,917,581)

The accompanying Notes are an integral part of these financial statements.

10

Notes to Financial Statements	December 31, 2015

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is currently composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund, and Real Estate Securities Fund (the “Fund”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund may enter into various types of derivative transactions to gain market exposure for residual and accumulating cash positions.

Real Estate Investment Trusts  Dividend income, attributable to real estate investment trusts (“REITs”), is recorded based on management’s estimate of the income included in the distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of the investments. The actual amounts of income and return of capital are determined by each REIT only after its fiscal year-end and may differ from the estimated amounts.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

11

Notes to Financial Statements	December 31, 2015

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on

NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is

12

Notes to Financial Statements	December 31, 2015

no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$77,940,563	$—	$—	$77,940,563
Short-Term Investments	576,399	—	—	576,399

Total Investments in Securities	$78,516,962	$—	$—	$78,516,962

†	See Schedule of Investments for Industry Classification.

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.20% (0.125% prior to October 28, 2015) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally is borne proportionally based upon net assets. In addition, the Company had a $100 million uncommitted, unsecured line of credit with State Street, which expired effective October 28, 2015. Generally, borrowings under the credit facilities would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2015.

5.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund. The Management Fee is stated in the following schedule:

Average Daily Net Assets of Fund	Management Fees
First $100 million	0.85%
Next $100 million	0.80%
Over $200 million	0.75%

Directors’ Compensation The Fund pays no compensation to its Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

13

Notes to Financial Statements	December 31, 2015

6.	Sub-Advisory Fees

Pursuant to an investment sub-advisory agreement with GEAM, CenterSquare Management, Inc. (“CenterSquare”) is the sub-adviser to the Fund. CenterSquare is responsible for the day-to-day portfolio management of the assets of the Fund, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board. For its services, GEAM pays CenterSquare monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the Fund.

7.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2015, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$47,538,765	$61,288,903
8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2012, 2013, 2014, and 2015 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2015, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Gross Tax		Net Tax Appreciation/ (Depreciation)
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
$71,627,499	$8,622,051	$(1,732,588)	$6,889,463	$—	$267,740	$1,269,664	$—

As of December 31, 2015, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund incurred no such losses for the year ended December 31, 2015.

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2015	$2,565,244	$8,415,475	$10,980,719
2014	2,610,239	8,466,423	11,076,662

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) distributions from REITs, and losses deferred due to wash

14

Notes to Financial Statements	December 31, 2015

sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2015 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Unrealized Gain (Loss)	Capital Paid In
$53,347	$(19,116)	$(34,231)	$—

15

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Securities Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Securities Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2016

16

Tax Information	(Unaudited)

For the year ended December 31, 2015, the Fund hereby designates $8,415,475 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

17

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) and the Investment Sub-Advisory Agreement with the Fund’s sub-adviser, CenterSquare Investment Management, Inc. (“CenterSquare”), at meetings held on December 16 and December 18, 2015.

In considering whether to approve the Fund’s investment advisory and sub-advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM and CenterSquare. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Morningstar, Inc. (“Morningstar”). The Board members noted that GEAM does not manage any other mutual funds or investment products that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory and sub-advisory agreements, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuances. The independent Board members discussed the proposed continuances in detail during a private session with their independent legal counsel at which no representatives of GEAM or CenterSquare were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. Also in advance of the meetings, the Board members received from CenterSquare a written response to a letter of inquiry prepared by GEAM at the Board’s request, which included substantial exhibits and other materials related to the business of, and services provided by, CenterSquare. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparisons to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management and CenterSquare, in their oral presentations and/or written materials, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members also had an opportunity to hear presentations by representatives of CenterSquare during the past year. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning each of their investment processes.

In reaching their determinations relating to the continuance of the Fund’s investment advisory and sub-advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM and CenterSquare, taking into account their past experiences with GEAM and CenterSquare. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward

18

Advisory and Administrative Agreement Renewal	(Unaudited)

long-term performance; (ii) effective processes used for overseeing sub-advisers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit; and (vi) a favorable history and reputation. The Board members noted that the Fund represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In connection with their consideration of the services provided by CenterSquare, the Board members focused on CenterSquare’s favorable attributes relating to its investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, including research capabilities, and favorable history and reputation.

In light of these discussions, the Board, including the independent Board members, concluded that the services provided by GEAM and CenterSquare continue to be satisfactory.

Investment Performance Of The Fund And The Sub-Adviser.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management and representatives of CenterSquare at a prior meeting held during the year about their investment processes and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the Fund’s investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s strong performance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable.

Cost Of The Services Provided And Profits Realized From The Relationships With The Fund.

The Board members considered the fees paid to GEAM by the Fund, as well as those paid to CenterSquare by GEAM, and the cost of the services provided by GEAM and CenterSquare to the Fund. The Board members reviewed the information they had requested from GEAM and CenterSquare concerning their profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM and CenterSquare for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other similar mutual funds managed by GEAM, and noted that GEAM, and not the Fund, pays the sub-advisory fees to CenterSquare. GEAM reviewed the services related to overseeing the sub-adviser, including but not limited to having multiple meetings with the sub-adviser during the year to conduct investment performance, risk and compliance reviews. The Board members determined that GEAM and CenterSquare should be entitled to earn a reasonable level of profits for the services they provide to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability to GEAM and CenterSquare from their relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

19

Advisory and Administrative Agreement Renewal	(Unaudited)

Although the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members reviewed the applicable advisory fee breakpoints for the Fund. They recognized the economies of scale benefits that would be derived by the Fund as a result of the breakpoint fee structure in the event that average daily net assets exceed $100 million. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the respective services provided to the Fund by each of GEAM and CenterSquare, and the fees charged for those services, including the allocation of total advisory fees between them. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s expense ratios were within the applicable peer group ranges, although the advisory fee was among the highest in the applicable peer group range. The Board members also reviewed comparative mutual fund and/or other account fee information provided by CenterSquare. In light of the foregoing, the Board, including the independent Board members, determined that the advisory and sub-advisory fees, considered in relation to the services provided to the Fund, supported the Board’s approval of the investment advisory and sub-advisory agreements.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM and CenterSquare may derive from their respective relationships with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory and sub-advisory agreements was in the best interests of the Fund.

20

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Director and President

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Director and Executive Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President & Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years  Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Robert Herlihy

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Chief Compliance Officer

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 years  Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

21

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

22

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

23

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

GE Investments Funds, Inc.

Premier Growth Equity Fund

Annual Report

December 31, 2015

GE Investments Funds, Inc.

Premier Growth Equity Fund	Contents

This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract’s current prospectus and the current prospectus and/or summary prospectus of the Fund available for investments thereunder.

Notes to Performance	December 31, 2015 (Unaudited)

The information provided on the performance pages relates to the GE Investments Premier Growth Equity Fund (the “Fund”).

Total return performance shown in this report for the Fund takes into account changes in share price and assumes reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund fees and expenses but do not reflect fees and charges associated with the variable contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the Fund’s total returns for all periods shown.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Fund’s website at http://www.geam.com for the most recent month-end performance data.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in the Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

GE Investment Distributors, Inc., Member of FINRA & SIPC, is the principal underwriter and distributor of the GE Investments Funds, Inc. and a wholly owned subsidiary of GE Asset Management Incorporated, the investment adviser of the Fund.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000® Index (which measures the entire U.S. equity large-cap segment) with higher price-to-book ratios and higher forecasted growth values. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, the index returns do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of the underlying annuity funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2016 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

1

Premier Growth Equity Fund	(Unaudited)

Chief Investment

Officer — U.S. Equities

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson has served as the portfolio manager for the Premier Growth Equity Fund since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Q.	How did the GE Investments Premier Growth Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2015?

A.	For the twelve-month period ended December 31, 2015, the GE Investments Premier Growth Equity Fund returned 3.30%. The Fund’s broad based benchmarks, the S&P 500® Index (S&P 500 Index) and the Russell 1000 Growth Index returned 1.38% and 5.67%, respectively. The Fund’s Morningstar peer group of 337 U.S. Insurance Large Growth Funds returned an average of 4.97% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	From a price perspective, the flat performance of the S&P 500 Index belied tremendous volatility in sectors of the economy and markets around the globe. Several macro themes have driven the market, including the strengthening U.S. dollar, low interest rates and falling energy prices. Energy dropped 21% — the worst performing S&P 500 Index sector. Growth concerns stemming from China and the emerging markets exacerbated commodity weakness, creating headwinds for materials and industrial companies, while a strong dollar pressured many multi-nationals. In the past year the growth style of investing has significantly outperformed value, in part because of relative strength in some of the higher-priced momentum driven Internet and technology stocks. While the Fund outperformed the core S&P 500 Index with its growth discipline, it underperformed the growth index in part due to its GARP (or valuation-conscious) approach. It seemed a portfolio’s positioning in what have been dubbed the “FANG” stocks mattered (i.e., Facebook, Amazon, Netflix and Google).

Q.	What were the primary drivers behind Fund performance?

A.	The Fund’s China exposure, primarily via internet search giant Baidu (-17%) and gaming stock Las Vegas Sands (-20.5%), pressured relative performance although both names performed better in the last quarter of 2015. The Fund benefited from minimal industrials and energy sector exposure during the course of the year, however global energy services leader Schlumberger (-16%) lagged along with United Rentals (-19%), an equipment rental company driving just 11% of its revenues from the energy sector.

More than sector allocation, individual stock selections drove the concentrated Fund’s results. The Fund was well-positioned to take advantage of leadership among tech names, with overweights in Google (+44%), Facebook (+34%) and Ebay (+15%). Despite strength in these winners, the Fund’s tech holdings weighted on returns overall, due to declines in Qualcomm (-31%), Baidu (-17%), LinkedIn (-15%), PayPal (-11%) and EMC (-9% and eliminated before the full extent of its decline). We are carefully evaluating our position in Qualcomm, which has disappointed in recent quarters. In the meantime, Qualcomm returned capital to shareowners aggressively and cut costs in the last quarter of 2015.

Bright spots in consumer discretionary included Amazon.com (+118% on margin improvements and emerging dominance in Cloud services), home retailer Lowe’s (+12%), and media/entertainment innovator Disney

2

(Unaudited)

(+13%). However, other media holdings limited sector upside, due to cable cord-cutting fears (e.g., content-provider Discovery -23% and international cable distributor Liberty Global -9%). Actavis (+21%), Gilead (+9%) and Covidien (+4% and acquired by Medtronic) were key contributors in the health care sector.

With fits and starts over the timing of prospective rate increases, market volatility rose, benefitting Charles Schwab (+10%), over-the-counter derivatives exchange, CME (+8%) and McGraw Hill Financial (+13%) with its S&P 500 Index and rating agency business. Equipment rentals company, United Rentals swooned on its energy sector exposure (approximately 11% of its revenues). Other individual detractors included Monsanto (-16% on agricultural commodity headwinds), contact lens consolidator Cooper Companies (-17%) and specialty retailer Dick’s Sporting Goods (-25% and eliminated on execution gaffes in golf and other outdoor categories).

Q.	Were there any significant changes in the Fund during the period?

A.	Fund changes were relatively modest during the 12-month period. The Fund ended the year with 34 stocks, down net one position. At December 31, 2015, technology remained the Fund’s largest sector allocation, followed by health care, consumer discretionary and financials. The Fund maintained underweight positioning in the slower-growing utilities, telecommunications and consumer staples sectors, as well as the cyclical industrials sector, at the end of the 12-month period.

M&A and corporate actions impacted selected portfolio holdings, as Medtronic bought Covidien, acquisitive Actavis took the name Allergan and Ebay spun out PayPal (the Fund held both at year-end). We eliminated Discovery Communications and Dick’s Sporting Goods in consumer discretionary and added SiriusXM (an attractive media growth name, insulated from changing cable industry dynamics). We swapped LinkedIn for EMC in technology. In industrials, we swapped United Rentals for Dover — eliminating the machinery company with relatively more energy-sector exposure.
We continue to focus on what we believe are financially strong companies with great management teams at attractive valuations. We favor companies with innovative products and services rather than business models tied to GDP growth. In a slow growth world, we believe the Fund’s collection of companies with above-average earnings growth rates will do well over the long term.

3

Premier Growth Equity Fund	(Unaudited)

Understanding Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2015.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Additionally, the expenses shown do not reflect the fees or charges associated with variable contracts through which shares of the Fund are offered.

July 1, 2015 – December 31, 2015

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,003.90	4.09
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,021.12	4.13

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.81% (for the period July 1, 2015 – December 31, 2015), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

Premier Growth Equity Fund	(Unaudited)

Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and future income rather than current income. The Fund seeks to achieve its objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks. The Fund invests primarily in a limited number of large-and medium-sized companies (meaning companies with a market capitalization of $2 billion or more) that the portfolio manager believes have above-average growth histories and/or growth potential.

Top Ten Largest Holdings

(as a % of Fair Value of Investments of $36,901 (in thousands) on

December 31, 2015) (a)(b)

Alphabet Inc., Class C	4.97%
Amazon.com Inc.	4.48%
Visa Inc., Class A	4.47%
Allergan PLC	4.42%
Apple Inc.	4.14%
Medtronic PLC	3.67%
Baidu Inc. ADR	3.67%
Amgen Inc.	3.66%
Liberty Global PLC, Class C	3.37%
Comcast Corp., Class A	3.25%

Sector Allocation

Portfolio composition as a % of Fair Value of Investments of $36,901 (in thousands) on December 31, 2015 (a)(b)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/15

	One Year	Five Year	Ten Year
Number of funds in peer group	337	319	281
Peer group average annual total return	4.97%	12.17%	7.29%
Morningstar Category in peer group: U.S. Insurance Large Growth

Change in Value of a $10,000 Investment

Class 1 Shares

Average Annual Total Return

For the Periods Ended December 31, 2015

Class 1 Shares (Inception date: 12/12/97)
	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Premier Growth Equity Fund	3.30%	14.05%	8.08%	$21,748
S&P 500 Index	1.38%	12.57%	7.31%	$20,242
Russell 1000 Growth Index	5.67%	13.54%	8.54%	$22,681

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Premier Class.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and does not reflect the fees or charges that would be associated with variable contracts through which shares of the Fund are offered.

5

Premier Growth Equity Fund

Schedule of Investments	December 31, 2015

Premier Growth Equity Fund

	Number of Shares	Fair Value

Common Stock — 96.3%†

Air Freight & Logistics — 1.0%

United Parcel Service Inc., Class B	3,869	$372,314

Application Software — 2.3%

Intuit Inc.	8,705	840,032

Asset Management & Custody Banks — 2.6%

State Street Corp.	14,412	956,380	(a)

Biotechnology — 8.8%

Alexion Pharmaceuticals Inc.	5,417	1,033,293	(b)
Amgen Inc.	8,318	1,350,261
Gilead Sciences Inc.	8,512	861,329
		3,244,883

Cable & Satellite — 8.0%

Comcast Corp., Class A	21,280	1,200,831
Liberty Global PLC, Class C	30,469	1,242,221	(b)
Sirius XM Holdings Inc.	125,744	511,778	(b)
		2,954,830

Casinos & Gaming — 1.0%

Las Vegas Sands Corp.	8,028	351,948

Communications Equipment — 2.4%

QUALCOMM Inc.	17,411	870,289

Data Processing & Outsourced Services — 6.2%

PayPal Holdings Inc.	17,411	630,278	(b)
Visa Inc., Class A	21,280	1,650,264
		2,280,542

Fertilizers & Agricultural Chemicals — 2.7%

Monsanto Co.	10,156	1,000,569

Healthcare Equipment — 6.5%

Abbott Laboratories	23,214	1,042,541
Medtronic PLC	17,604	1,354,099
		2,396,640

Healthcare Supplies — 1.7%

The Cooper Companies Inc.	4,740	636,108

Home Improvement Retail — 3.1%

Lowe’s Companies Inc.	14,993	1,140,068

Internet Retail — 4.5%

Amazon.com Inc.	2,447	1,653,903	(b)

	Number of Shares	Fair Value

Internet Software & Services — 14.5%

Alphabet Inc., Class C	2,418	$1,834,972	(b)
Baidu Inc. ADR	7,157	1,352,959	(b)
eBay Inc.	28,534	784,114	(b)
Facebook Inc., Class A	8,222	860,514	(b)
LinkedIn Corp., Class A	2,321	522,411	(b)
		5,354,970

Investment Banking & Brokerage — 3.1%

The Charles Schwab Corp.	34,821	1,146,656

Movies & Entertainment — 2.6%

The Walt Disney Co.	9,286	975,773

Oil & Gas Equipment & Services — 2.2%

Schlumberger Ltd.	11,413	796,057

Pharmaceuticals — 4.4%

Allergan PLC	5,223	1,632,187	(b)

Soft Drinks — 3.2%

PepsiCo Inc.	11,801	1,179,156

Specialized Finance — 6.3%

CME Group Inc.	13,058	1,183,055
McGraw Hill Financial Inc.	11,607	1,144,218
		2,327,273

Specialized REITs — 3.2%

American Tower Corp.	12,091	1,172,222

Technology Hardware, Storage & Peripherals — 4.1%

Apple Inc.	14,509	1,527,217	(c)

Trading Companies & Distributors — 1.9%

United Rentals Inc.	9,673	701,680	(b)

Total Common Stock (Cost $24,575,116)		35,511,697

Short-Term Investments — 3.8%

State Street Institutional U.S. Government Money Market Fund — Premier Class 0.09% (Cost $1,389,078)		1,389,078	(c,d,e)

Total Investments (Cost $25,964,194)		36,900,775

Liabilities in Excess of Other Assets, net — (0.1)%		(43,095)

NET ASSETS — 100.0%		$36,857,680

See Notes to Schedules of Investments and Notes to Financial Statements.

6

Premier Growth Equity Fund

Schedule of Investments	December 31, 2015

Other Information:

The Fund had the following long futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	March 2016	5	$508,850	$(7,350)

See Notes to Schedules of Investments and Notes to Financial Statements.

7

Notes to Schedules of Investments	December 31, 2015

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(b)	Non-income producing security.

(c)	At December 31, 2015, all or a portion of this security was pledged to cover collateral requirements for current or potential holdings of futures.
(d)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(e)	Coupon amount represents effective yield.

†	Percentages are based on net assets as of December 31, 2015.

Abbreviations:

ADR	—	American Depositary Receipt

REIT	—	Real Estate Investment Trust

8

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/15	12/31/14		12/31/13		12/31/12		12/31/11
Inception date	—	—		—		—		12/12/97
Net asset value, beginning of period	$106.58	$107.84		$85.99		$71.78		$71.60
Income/(loss) from investment operations:
Net investment income	0.52	0.63		0.58		0.78		0.15
Net realized and unrealized gains/(losses) on investments	3.25	14.71		29.35		14.20		0.19
Total income from investment operations	3.77	15.34		29.93		14.98		0.34
Less distributions from:
Net investment income	0.53	0.58		0.58		0.77		0.16
Net realized gains	15.75	16.02		7.50		—		—
Total distributions	16.28	16.60		8.08		0.77		0.16
Net asset value, end of period	$94.07	$106.58		$107.84		$85.99		$71.78
TOTAL RETURN (a)	3.30%	14.05%		34.88%		20.88%		0.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$36,858	$39,944		$40,852		$35,397		$37,871
Ratios to average net assets:
Net expenses	0.81%	0.81%	(b)	0.83%	(b)	0.85%	(b)	0.91%	(b)
Gross expenses	0.81%	0.81%		0.83%		0.85%		0.92%
Net investment income	0.46%	0.52%		0.54%		0.84%		0.19%
Portfolio turnover rate	19%	19%		21%		17%		21%

Notes to Financial Highlights

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(b)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

The accompanying Notes are an integral part of these financial statements.

9

Statement of Assets and Liabilities December 31, 2015

ASSETS
Investments in securities, at fair value (cost $24,575,116)	$35,511,697
Short-term investments, at fair value (cost $1,389,078)	1,389,078
Income receivables	77,184
Receivable for fund shares sold	208
Total assets	36,978,167
LIABILITIES
Payable for investments purchased	36,669
Payable for fund shares redeemed	12,442
Payable to GEAM	19,546
Accrued other expenses	47,030
Variation margin payable on open futures contracts	4,800
Total liabilities	120,487
NET ASSETS	$36,857,680
NET ASSETS CONSIST OF:
Capital paid in	$25,599,238
Accumulated net realized gain	329,211
Net unrealized appreciation (depreciation) on:
Investments	10,936,581
Futures	(7,350)
NET ASSETS	$36,857,680
Shares outstanding ($0.01 par value; unlimited shares authorized)	391,808
Net asset value per share	$94.07

The accompanying Notes are an integral part of these financial statements.

10

Statement of Operations For the Year ended December 31, 2015

INVESTMENT INCOME
Income
Dividend	$489,302
Interest	167
Total income	489,469
Expenses
Advisory and administration fees	252,336
Directors’ fees	2,010
Custody and accounting expenses	27,705
Professional fees	20,027
Other expenses	10,811
Total expenses	312,889
Net investment income	$176,580
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$4,611,942
Futures	(10,634)

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(3,472,545)
Futures	(12,378)
Net realized and unrealized gain (loss) on investments	1,116,385
Net increase in net assets resulting from operations	$1,292,965

The accompanying Notes are an integral part of these financial statements.

11

Statements of Changes in Net Assets

	Year Ended December 31, 2015	Year Ended December 31, 2014

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$176,580	$206,063
Net realized gain (loss) on investments and futures	4,601,308	5,711,858
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(3,484,923)	(724,838)
Net increase (decrease) from operations	1,292,965	5,193,083
Distributions to shareholders from:
Net investment income	(178,995)	(188,162)
Net realized gains	(5,274,307)	(5,228,571)
Total distributions	(5,453,302)	(5,416,733)
Increase (decrease) in assets from operations and distributions	(4,160,337)	(223,650)
Share transactions:
Proceeds from sale of shares	320,646	455,923
Value of distributions reinvested	5,453,302	5,416,733
Cost of shares redeemed	(4,700,325)	(6,556,977)
Net increase (decrease) from share transactions	1,073,623	(684,321)
Total increase (decrease) in net assets	(3,086,714)	(907,971)

NET ASSETS
Beginning of year	39,944,394	40,852,365
End of year	$36,857,680	$39,944,394
Undistributed (distributions in excess of) net investment income, end of year	$—	$559

CHANGES IN FUND SHARES
Shares sold	2,954	3,974
Shares issued for distributions reinvested	57,067	50,262
Shares redeemed	(42,981)	(58,299)
Net increase (decrease) in fund shares	17,040	(4,063)

The accompanying Notes are an integral part of these financial statements.

12

Notes to Financial Statements	December 31, 2015

1.	Organization of the Company

GE Investments Funds, Inc. (the “Company”) was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is currently composed of eleven investment portfolios (collectively the “Funds”), although only the following eight are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund (the “Fund”), Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund, Income Fund and Real Estate Securities Fund. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies.

Shares of the Funds of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. GE Asset Management Incorporated (“GEAM”) is the investment adviser and administrator of each of the Funds.

The Company currently offers one share class (Class 1) of the Fund as an investment option for variable life insurance and variable annuity contracts.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Company:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Derivatives  The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into various types of derivative transactions (such as options, futures and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

Futures Contracts  A futures contract is an agreement to buy or sell a specific amount of a commodity, financial instrument, currency or index at a particular price and future date. During the year ended December 31, 2015, the Fund invested in stock index futures contracts to gain equity exposure for accumulating and residual cash positions. Buying futures tends to increase the Fund’s exposure to the underlying instrument while selling futures tends to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments. With futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. The Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the fair value of the underlying security. The Fund records an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not

13

Notes to Financial Statements	December 31, 2015

achieve the anticipated benefits of the futures contracts and may incur a loss. The Fund recognizes a realized gain or loss on the expiration or closing of a futures contract.

Investment Income  Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after the ex-dividend date as such information becomes available. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund, however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Fund intends to comply with all sections of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies, including the distribution of substantially all of its taxable net investment income and net realized capital gains to its shareholders. Therefore, no provision for federal income tax has been made. The Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Securities Valuation

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Fund uses to measure different financial investments at fair value.

The Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities, which may not necessarily represent the last sales price. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances, the Fund typically classifies the investment securities in Level 2.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less at the time of

14

Notes to Financial Statements	December 31, 2015

purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in registered investment companies are valued at the published daily net asset value (“NAV”) and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Fund’s Board of Directors that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of the Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s NAV.

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Fund uses closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the-counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2015:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities†
Common Stock	$35,511,697	$—	$—	$35,511,697
Short-Term Investments	1,389,078	—	—	1,389,078

Total Investments in Securities	$36,900,775	$—	$—	$36,900,775

Other Financial Instruments*
Long Futures Contracts — Unrealized Depreciation	$(7,350)	$—	$—	$(7,350)

†	See Schedule of Investments for Industry Classification.

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

15

Notes to Financial Statements	December 31, 2015

There were no transfers between fair value levels during the period. Transfers between fair value levels are considered to occur at the beginning of the period.

4.	Derivatives Disclosure

Shown below are the derivative contracts entered into by the Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, none of which are accounted for as hedging instruments under FASB ASC No. 815 Derivatives and Hedging (“ASC 815”) as of December 31, 2015.

	Asset Derivatives December 31, 2015		Liability Derivatives December 31, 2015
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Assets and Liabilities	Fair Value ($)	Location in the Statement of Assets and Liabilities	Fair Value ($)
Equity Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	—	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(7,350	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statement of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
Equity Contracts	Realized gain (loss) on Futures, Increase (decrease) in unrealized appreciation/(depreciation) on Futures	6,279,012/ (6,055,010)	(10,634)	(12,378)

During the year ended December 31, 2015, the Fund had an average notional value of $452,365 and $340,036 on long and short futures contracts, respectively. Please refer to the table following the Schedule of Investments for open futures contracts at December 31, 2015.

5.	Line of Credit

The Company shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with the Company’s custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.20% (0.125% prior to October 28, 2015) per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by each Fund generally is borne proportionally based upon net assets. In addition, the Company had a $100 million uncommitted, unsecured line of credit with State Street, which expired effective October 28, 2015. Generally, borrowings under the credit facilities would accrue interest at the higher of the 1-Month LIBOR plus 1.25% and the Overnight Federal Funds Rate plus 1.25% and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one

Fund is the lesser of (i) 33.33% of its total assets or (ii) 20% of its net assets. The credit facilities were not utilized by the Fund during the year ended December 31, 2015.

6.	Compensation and Fees Paid to Affiliates

GEAM, a registered investment adviser, was retained by the Company’s Board of Directors effective November 15, 1997 to act as investment adviser and administrator of the Fund. GEAM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of the Fund at an annualized rate of 0.65%.

Directors’ Compensation The Fund pays no compensation to its Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar

16

Notes to Financial Statements	December 31, 2015

capacity for other funds advised by GEAM. Compensation paid to non-interested Directors are reflected on the Statement of Operations. These fees are allocated pro rata across all of the mutual fund platforms served by the Directors, including the Fund, and are based upon the relative net assets of each fund within such platforms. (For additional information about Directors’ compensation, please refer to the Funds’ Statement of Additional Information.)

7.	Investment Transactions

Purchases and Sales of Securities The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2015, were as follows:

Non-U.S. Government Securities
Purchases	Sales
$6,956,373	$11,311,479
8.	Income Taxes

The Fund is subject to ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to the Fund’s net assets required under ASC 740. The Fund’s 2012, 2013, 2014, and 2015 fiscal year tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2015, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

	Gross Tax		Net Tax Appreciation/ (Depreciation)
Cost of Investments For Tax Purposes	Appreciation	Depreciation	Investments	Derivatives/ Currency	Undistributed Income	Undistributed Accum. Capital Gain/(Loss)	Late-Year Losses
$26,219,119	$11,067,072	$(385,416)	$10,681,656	$(7,350)	$—	$581,560	$(4,773)

As of December 31, 2015, the Fund had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

Any qualified late-year loss is deemed to arise on the first day of the Fund’s next tax year (if the Fund elects to defer such loss). Under this regime, generally, the Fund can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Fund elected to defer qualified late-year losses for the year ended December 31, 2015 as follows:

Capital	Ordinary
$(4,773)	$—

The tax character of distributions paid during the years ended December 31, 2015 and December 31, 2014 were as follows:

Year	Ordinary Income	Long-Term Capital Gains	Total
2015	$279,975	$5,173,327	$5,453,302
2014	260,302	5,156,431	5,416,733

Distributions to Shareholders The Fund declares and pays any dividends from net investment income annually. The Fund declares and pays any net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments in futures, return of capital distributions from securities, distributions from Real Estate Investment Trusts, dividend re-designations and losses deferred due to wash sale transactions. Reclassifications due to permanent book/tax differences are made to the Fund’s

17

Notes to Financial Statements	December 31, 2015

capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or the NAV of the Fund. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2015 were as follows:

Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Capital Paid In
$1,856	$(1,856)	$—

18

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

GE Investments Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Premier Growth Equity Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Growth Equity Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2016

19

Tax Information	(Unaudited)

For the year ended December 31, 2015, the Fund hereby designates $5,173,327 as capital gain dividends, or the amount ultimately treated as capital gain net income.

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative.

20

Advisory and Administrative Agreement Renewal	(Unaudited)

The Board of Directors of the GE Investments Funds, Inc. (the “Board”), including the independent Board members, considered and all those that were present unanimously approved the continuance for an additional year of the Fund’s Investment Advisory and Administration Agreement with GE Asset Management Incorporated (“GEAM”) at meetings held on December 16 and December 18, 2015.

In considering whether to approve the Fund’s investment advisory agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by GEAM. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by an independent third party provider, Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategy as the Fund. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving the Fund’s investment advisory agreement, the independent Board members reviewed the information provided with management of GEAM and with their independent legal counsel. The Board members also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed continuance. The independent Board members discussed the proposed continuance in detail during a private session with their independent legal counsel at which no representatives of GEAM were present. The independent Board members and their independent legal counsel requested, received and considered additional information from GEAM following these sessions.

In advance of the meetings, and in response to their request, the Board members received from GEAM written responses to their inquiries, which included substantial exhibits and other materials related to GEAM’s business and the services it provides to the Fund. The Board members took into account their experience as Board members and particularly their previous consideration of these types of agreements. When feasible, information was presented in a manner to facilitate comparisons to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM management, in its oral presentation, to highlight material differences from the information presented in recent years.

During the meetings, the Board members had an opportunity to discuss this information with GEAM representatives, including senior executives, representatives from the legal, compliance and finance departments, and investment personnel. The Board members posed questions to these representatives and engaged in substantive discussions with them concerning GEAM’s investment process.

In reaching their determination relating to the continuance of the Fund’s investment advisory agreement, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. In particular, the Board members focused on the following:

The Nature, Extent And Quality Of Services Provided.

The Board members reviewed the services provided by GEAM, taking into account their past experiences with GEAM. They focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Fund and its shareholders; (iv) highly skilled professionals, including analysts, research professionals, traders and portfolio managers with a depth of experience relevant to the Fund; (v) access to significant and enhanced technological resources from which the Fund may benefit, including a platform that increases the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that the Fund

21

Advisory and Administrative Agreement Renewal	(Unaudited)

represents only a small portion of the assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM.

In light of these discussions, the Board, including the independent Board members, concluded that GEAM’s services continue to be satisfactory.

Investment Performance Of The Fund.

The Board members considered the investment performance of the Fund for various periods. The Board members reviewed detailed comparisons of the performance of the Fund with the relevant securities index and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in detailed discussions with GEAM management about its investment process and performance results. These discussions focused on the Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the Fund’s investment style and the Fund’s relative underperformance in recent periods but competitive performance over the longer term. The Board members discussed GEAM’s investment approach with respect to the Fund, and the reasons for the Fund’s recent relative underperformance.

The Board, including the independent Board members, concluded that the Fund’s performance was acceptable overall, taking into consideration the factors discussed above.

Cost Of The Services Provided And Profits Realized From The Relationship With The Fund.

The Board members considered the fees paid to GEAM by the Fund and the cost of the services provided to the Fund by GEAM. The Board members reviewed the information they had requested from GEAM concerning its profitability. The Board members considered the profit margin information for GEAM’s investment company business as a whole, as well as GEAM’s profitability data for the Fund. The Board members reviewed GEAM’s assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. The Board members also discussed with GEAM the basis for its belief that the methods of allocation used were reasonable for each area of its business.

Information was presented regarding the financial condition of GEAM for various past periods. The Board members noted and discussed the additional services provided by GEAM to the Fund compared to other investment products managed by GEAM. The Board members determined that GEAM should be entitled to earn a reasonable level of profits for the services it provides to the Fund. The Board members also recognized that GEAM has made and continues to make significant investments in its business in fulfilling its obligations to the Fund and supporting its Fund-related activities.

Based on their review, the Board, including the independent Board members, concluded that they were satisfied that the level of profitability to GEAM from its relationship with the Fund was not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized As The Fund Grows And Whether Fee Levels Would Reflect Such Economies Of Scale.

Although the Fund experienced a decrease in assets over the past year, the Board members considered the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale for the benefit of Fund investors.

The Board members considered the substantial infrastructure investments that GEAM has made with respect to its operations and its commitment to continue investing resources to enhance services to the Fund and its shareholders. The Board members recognized the benefits to the Fund of GEAM’s past investment in its operations through expenditures to support its substantial infrastructure, and that, with respect to all GEAM managed mutual funds, GEAM has not yet fully recouped that investment. The Board members also recognized the benefits to the Fund of being able to leverage a favorable cost structure achieved with respect to the Fund’s other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Fees To Be Paid.

The Board members discussed the services provided to the Fund by GEAM, and the fees charged for those

22

Advisory and Administrative Agreement Renewal	(Unaudited)

services. The Board members reviewed information concerning the fee and expense ratios for the Fund, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that the Fund’s advisory fee and expense ratios were within the applicable peer group ranges. In light of the foregoing, the Board, including the independent Board members, determined that the advisory fees, considered in relation to the services provided to the Fund, supported the Board’s approval of the investment advisory agreement.

Fall-Out Benefits.

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Fund, including, to the extent applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Fund benefits from the vast array of resources available through GEAM, and that the Fund represents only a small portion of the assets managed by GEAM.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board, including the independent Board members, concluded that renewal of the investment advisory agreement was in the best interests of the Fund.

23

Additional Information	(Unaudited)

Information about Directors and Executive Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Interested Directors and Executive Officers

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Director and President

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee and President of GE Institutional Funds since 2014; Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since 2014; and Director of GE Investment Distributors, Inc. since June 2011.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Director and Executive Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 8 years

Principal Occupation(s) During Past 5 years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Director  24

Other Directorships Held by Director  Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Trustee and Executive Vice President of GE Institutional Funds since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  46

Position(s) Held with Fund  Vice President & Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 5 years

Principal Occupation(s) During Past 5 years  Senior Vice President and Deputy General Counsel at GEAM since March 2011; Vice President and Secretary of GE Institutional Funds since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds since September 2010; Senior Vice President and Associate General Counsel at GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010 and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Robert Herlihy

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Chief Compliance Officer

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 years  Chief Compliance Officer of GEAM, GE Institutional Funds, Elfun Funds, and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011 and Manager of Fund Administration at GEAM from 2002-2005.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, Elfun Funds and GE Retirement Savings Plan Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

24

Additional Information	(Unaudited)

Non-Interested Directors

John R. Costantino

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Position(s) Held with Fund    Chairman of the Board

Term of Office and Length of Time Served    Until successor is elected and qualified – 19 years

Principal Occupation(s) During Past 5 years    General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since 1997; Trustee of Fordham University from 1989 to 1995 and from 2001 to 2007 and Trustee Emeritus since 2007; Trustee of NeuroScience Research Institute since 1986; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    69

Positions(s) Held with Fund    Director

Term of office and Length of Time served    Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 years    Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006 and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.

Number of Portfolios in Fund Complex Overseen by Director    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli

Address    c/o GEAM 1600 Summer St. Stamford, CT 06905

Age    53

Position(s) Held with Fund    Director

Term of Office and Length of Time Served    Until successor is elected and qualified — 4 years

Principal Occupation(s) During Past 5 Years    Dean of the Gabelli School of Business since 2007 and Accounting professor since 1987 at Fordham University.

Number of Portfolios in Fund Complex Overseen by Officer    16

Other Directorships Held by Director    Trustee of GE Institutional Funds since January 2012 and Trustee of Emmanuel College since 2010.

25

The Statement of Additional Information for the Funds includes additional information about the Directors and Officers and is available, without charge, upon request by calling 1-800-242-0134.

Investment Team	(Unaudited)

Investment Adviser and Administrator

GE Asset Management Incorporated

Board of Directors

John R. Costantino, Chairman

R. Sheldon Johnson

Jeanne M. La Porta

Donna M. Rapaccioli

Matthew J. Simpson

Secretary

JoonWon Choe

Assistant Secretary

Michelle Matzelle

Treasurer

Arthur A. Jensen

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

Custodian

State Street Bank & Trust Company

At GE Asset Management, we’re dedicated to providing the investment options you’ll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 80 years. Whether you’re creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.

26

Investment Adviser

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

Distributor

GE Investment Distributors, Inc.

Member FINRA and SIPC

1600 Summer Street

Stamford, CT 06905

or at:

P.O. Box 7900

Stamford, CT 06904-7900

www.geam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Fund’s website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC – information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spirit_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that John R. Costantino and Donna M. Rapaccioli are designated as the audit committee financial experts for the Registrant; and further that it is the finding of the Board of Directors that Mr. Costantino and Ms. Rapaccioli, the audit committee financial experts, qualify as being “independent” pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $166,800 in 2014 and $170,200 in 2015.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of the GE Investments Funds, Inc. (the “Funds”) Board of Directors is responsible for, among other things, the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and Covered Affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Periods for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2014 and $0 in 2015.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Periods that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments as of the close of the reporting period for the Total Return Fund is listed below. The Schedules of Investments as of the close of the reporting period for the U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Fund, Core Value Equity Fund, Small-Cap Equity Fund, Income Fund, and the Real Estate Securities Fund and a Summary Schedule of Investments for the Total Return Fund are included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

Total Return Fund

Schedule of Investments December 31, 2015

	Number of Shares	Fair Value
Domestic Equity—37.3% †
Common Stock—37.3%

Advertising—0.1%
Harte-Hanks Inc.	1,540	$4,990
MDC Partners Inc., Class A	1,315	28,562
National CineMedia Inc.	1,881	29,550
Omnicom Group Inc.	11,616	878,867
Sizmek Inc.	654	2,387	(a)
The Interpublic Group of Companies Inc.	19,622	456,800
		1,401,156

Aerospace & Defense—1.0%
AAR Corp.	1,070	28,130
Aerojet Rocketdyne Holdings Inc.	1,896	29,691	(a)
Aerovironment Inc.	587	17,299	(a)
American Science & Engineering Inc.	217	8,980
Astronics Corp.	665	27,072	(a)
B/E Aerospace Inc.	1,522	64,487
Cubic Corp.	654	30,902
Curtiss-Wright Corp.	1,428	97,818
DigitalGlobe Inc.	2,194	34,358	(a)
Ducommun Inc.	342	5,547	(a)
Engility Holdings Inc.	555	18,026
Esterline Technologies Corp.	1,312	106,272	(a)
General Dynamics Corp.	14,288	1,962,600
HEICO Corp.	589	32,018
HEICO Corp., Class A	1,200	59,040
Honeywell International Inc.	37,055	3,837,786
Huntington Ingalls Industries Inc.	684	86,766
KLX Inc.	2,352	72,418	(a)
Kratos Defense & Security Solutions Inc.	1,412	5,789	(a)
L-3 Communications Holdings Inc.	3,841	459,038
Lockheed Martin Corp.	12,708	2,759,542
Moog Inc., Class A	1,022	61,933	(a)
National Presto Industries Inc.	143	11,849
Northrop Grumman Corp.	8,769	1,655,675
Orbital ATK Inc.	860	76,833
Precision Castparts Corp.	6,616	1,534,978
Raytheon Co.	14,513	1,807,304
Rockwell Collins Inc.	6,301	581,582
Sparton Corp.	303	6,057	(a)
TASER International Inc.	1,620	28,010	(a)
Teledyne Technologies Inc.	1,579	140,057	(a)
Textron Inc.	13,216	555,204
The Boeing Co.	30,299	4,380,933
The KEYW Holding Corp.	1,041	6,267	(a)
Triumph Group Inc.	708	28,143
United Technologies Corp.	39,600	3,804,372
Vectrus Inc.	333	6,956	(a)
		24,429,732

Agricultural & Farm Machinery—0.1%
AGCO Corp.	1,070	48,567
Deere & Co.	14,906	1,136,881
Lindsay Corp.	358	25,919
The Toro Co.	799	58,383
Titan International Inc.	1,287	5,071
		1,274,821

Agricultural Products—0.1%
Alico Inc.	118	4,565
Arcadia Biosciences Inc.	246	748	(a)
Archer-Daniels-Midland Co.	28,707	1,052,973
Darling Ingredients Inc.	5,005	52,652	(a)
Fresh Del Monte Produce Inc.	1,008	39,191
Ingredion Inc.	1,038	99,482
Limoneira Co.	355	5,304
		1,254,915

Air Freight & Logistics—0.3%
Air Transport Services Group Inc.	1,629	16,420	(a)
Atlas Air Worldwide Holdings Inc.	760	31,418	(a)
CH Robinson Worldwide Inc.	6,780	420,496
Echo Global Logistics Inc.	903	18,412	(a)
Expeditors International of Washington Inc.	9,044	407,885
FedEx Corp.	12,624	1,880,850
Forward Air Corp.	937	40,300
Hub Group Inc., Class A	1,092	35,981	(a)
Park-Ohio Holdings Corp.	262	9,636
Radiant Logistics Inc.	889	3,049	(a)
United Parcel Service Inc., Class B	33,394	3,213,505
UTi Worldwide Inc.	2,785	19,579	(a)
XPO Logistics Inc.	2,165	58,996	(a)
		6,156,527

Airlines—0.2%
Alaska Air Group Inc.	1,835	147,736
Allegiant Travel Co.	403	67,635
American Airlines Group Inc.	30,137	1,276,302
Delta Air Lines Inc.	37,809	1,916,538
Hawaiian Holdings Inc.	1,448	51,158	(a)
JetBlue Airways Corp.	4,567	103,442	(a)
Republic Airways Holdings Inc.	1,544	6,068	(a)
SkyWest Inc.	1,557	29,614
Southwest Airlines Co.	31,263	1,346,185
United Continental Holdings Inc.	18,062	1,034,953	(a)
Virgin America Inc.	761	27,404	(a)
		6,007,035

Airport Services—0.0% *
Wesco Aircraft Holdings Inc.	1,858	22,240	(a)

Alternative Carriers—0.0% *
8x8 Inc.	2,664	30,503	(a)
Cogent Communications Holdings Inc.	1,389	48,184
Globalstar Inc.	14,375	20,700	(a)
inContact Inc.	1,843	17,582	(a)
Inteliquent Inc.	1,013	18,001
Iridium Communications Inc.	2,500	21,025	(a)
Level 3 Communications Inc.	13,781	749,135	(a)

Lumos Networks Corp.	699	7,829
ORBCOMM Inc.	1,834	13,278	(a)
pdvWireless Inc.	404	11,110	(a)
Straight Path Communications Inc., Class B	291	4,988	(a)
Vonage Holdings Corp.	5,509	31,622	(a)
		973,957

Aluminum—0.0% *
Alcoa Inc.	62,623	618,089
Century Aluminum Co.	1,476	6,524	(a)
Kaiser Aluminum Corp.	517	43,252
Real Industry Inc.	759	6,095	(a)
		673,960

Apparel Retail—0.2%
Abercrombie & Fitch Co., Class A	3,079	83,133
American Eagle Outfitters Inc.	8,479	131,424
Ascena Retail Group Inc.	7,594	74,801	(a)
bebe stores Inc.	727	411
Boot Barn Holdings Inc.	370	4,547	(a)
Caleres Inc.	1,304	34,973
Chico’s FAS Inc.	6,290	67,114
Christopher & Banks Corp.	1,140	1,881	(a)
Citi Trends Inc.	462	9,818
Destination XL Group Inc.	1,072	5,917	(a)
Express Inc.	2,527	43,667	(a)
Foot Locker Inc.	2,000	130,180
Francesca’s Holdings Corp.	1,275	22,198	(a)
Genesco Inc.	718	40,804	(a)
Guess? Inc.	2,798	52,826
L Brands Inc.	12,284	1,177,053
Ross Stores Inc.	19,475	1,047,950
Shoe Carnival Inc.	452	10,486
Stage Stores Inc.	958	8,727
Stein Mart Inc.	861	5,795
The Buckle Inc.	844	25,978
The Cato Corp., Class A	795	29,272
The Children’s Place Inc.	625	34,500
The Finish Line Inc., Class A	1,396	25,240
The Gap Inc.	11,014	272,046
The Men’s Wearhouse Inc.	1,449	21,271
The TJX Companies Inc.	32,243	2,286,351
Tilly’s Inc., Class A	378	2,506	(a)
Urban Outfitters Inc.	4,509	102,580	(a)
Zumiez Inc.	573	8,664	(a)
		5,762,113

Apparel, Accessories & Luxury Goods—0.2%
Carter’s Inc.	761	67,752
Cherokee Inc.	262	4,520	(a)
Coach Inc.	13,226	432,887
Columbia Sportswear Co.	856	41,739
Fossil Group Inc.	2,064	75,460	(a)
G-III Apparel Group Ltd.	1,194	52,846	(a)
Hanesbrands Inc.	18,841	554,491
Iconix Brand Group Inc.	1,449	9,897	(a)
Kate Spade & Co.	1,846	32,803	(a)
Movado Group Inc.	480	12,341

Oxford Industries Inc.	443	28,272
Perry Ellis International Inc.	375	6,907	(a)
PVH Corp.	3,947	290,697
Ralph Lauren Corp.	2,858	318,610
Sequential Brands Group Inc.	815	6,447	(a)
Superior Uniform Group Inc.	226	3,837
Tumi Holdings Inc.	1,699	28,254	(a)
Under Armour Inc., Class A	8,605	693,649	(a)
Vera Bradley Inc.	663	10,449	(a)
VF Corp.	16,281	1,013,492
Vince Holding Corp.	476	2,180	(a)
		3,687,530

Application Software—0.4%
ACI Worldwide Inc.	5,187	111,002	(a)
Adobe Systems Inc.	23,975	2,252,212	(a)
American Software Inc., Class A	776	7,900
ANSYS Inc.	1,296	119,880	(a)
Aspen Technology Inc.	2,561	96,703	(a)
Autodesk Inc.	10,815	658,958	(a)
Blackbaud Inc.	1,402	92,336
Bottomline Technologies Inc.	1,236	36,746	(a)
BroadSoft Inc.	881	31,152	(a)
Cadence Design Systems Inc.	4,341	90,336	(a)
Callidus Software Inc.	1,663	30,882	(a)
CDK Global Inc.	2,324	110,320
Citrix Systems Inc.	7,399	559,734	(a)
Code Rebel Corp.	34	91	(a)
Digimarc Corp.	236	8,616	(a)
Digital Turbine Inc.	1,483	1,972	(a)
Ebix Inc.	812	26,625
Ellie Mae Inc.	881	53,063	(a)
EnerNOC Inc.	801	3,084	(a)
EPIQ Systems Inc.	970	12,678
Fair Isaac Corp.	1,388	130,722
Glu Mobile Inc.	3,639	8,843	(a)
Guidance Software Inc.	588	3,540	(a)
Guidewire Software Inc.	2,105	126,637	(a)
HubSpot Inc.	568	31,984	(a)
Interactive Intelligence Group Inc.	521	16,370	(a)
Intuit Inc.	12,695	1,225,068
Jive Software Inc.	1,449	5,912	(a)
Manhattan Associates Inc.	3,286	217,435	(a)
Mentor Graphics Corp.	4,429	81,582
MicroStrategy Inc., Class A	281	50,381	(a)
MobileIron Inc.	1,194	4,310	(a)
Model N Inc.	658	7,343	(a)
Monotype Imaging Holdings Inc.	1,210	28,604
Park City Group Inc.	323	3,847	(a)
Paycom Software Inc.	956	35,974	(a)
Paylocity Holding Corp.	466	18,896	(a)
Pegasystems Inc.	1,080	29,700
PROS Holdings Inc.	710	16,358	(a)
PTC Inc.	1,663	57,590	(a)
QAD Inc., Class A	314	6,443
Qlik Technologies Inc.	2,735	86,590	(a)
RealPage Inc.	1,595	35,808	(a)

RingCentral Inc., Class A	1,620	38,200	(a)
salesforce.com Inc.	30,000	2,352,000	(a)
Seachange International Inc.	1,025	6,909	(a)
Silver Spring Networks Inc.	1,050	15,131	(a)
SolarWinds Inc.	906	53,363	(a)
Solera Holdings Inc.	975	53,459
Synchronoss Technologies Inc.	1,174	41,360	(a)
Synopsys Inc.	2,265	103,307	(a)
Tangoe Inc.	1,201	10,076	(a)
Telenav Inc.	848	4,825	(a)
The Ultimate Software Group Inc.	415	81,137	(a)
TiVo Inc.	2,945	25,415	(a)
Tyler Technologies Inc.	1,483	258,517	(a)
Verint Systems Inc.	1,841	74,671	(a)
VirnetX Holding Corp.	1,332	3,423	(a)
Workiva Inc.	227	3,988	(a)
Xura Inc.	693	17,034	(a)
Zendesk Inc.	1,620	42,833	(a)
Zix Corp.	1,800	9,144	(a)
		9,729,019

Asset Management & Custody Banks—0.4%
Affiliated Managers Group Inc.	2,596	414,737	(a)
Ameriprise Financial Inc.	8,371	890,842
Arlington Asset Investment Corp., Class A	698	9,235
Ashford Inc.	34	1,810	(a)
Associated Capital Group Inc., Class A	188	5,734	(a)
BlackRock Inc.	6,075	2,068,659
Calamos Asset Management Inc., Class A	556	5,382
Cohen & Steers Inc.	622	18,959
Diamond Hill Investment Group Inc.	90	17,010
Eaton Vance Corp.	1,715	55,617
Federated Investors Inc., Class B	1,378	39,480
Fifth Street Asset Management Inc.	191	623
Financial Engines Inc.	1,569	52,828
Franklin Resources Inc.	18,218	670,787
GAMCO Investors Inc., Class A	188	5,835
Invesco Ltd.	20,498	686,273
Janus Capital Group Inc.	6,512	91,754
Legg Mason Inc.	5,246	205,801
Medley Management Inc., Class A	167	950
Northern Trust Corp.	10,465	754,422
Pzena Investment Management Inc., Class A	399	3,431
Safeguard Scientifics Inc.	591	8,575	(a)
SEI Investments Co.	2,025	106,110
State Street Corp.	19,513	1,294,883	(b)
T Rowe Price Group Inc.	12,073	863,099
The Bank of New York Mellon Corp.	52,574	2,167,100
Virtus Investment Partners Inc.	207	24,314
Waddell & Reed Financial Inc., Class A	1,213	34,765
Westwood Holdings Group Inc.	228	11,876
WisdomTree Investments Inc.	5,091	79,827
ZAIS Group Holdings Inc.	111	1,028	(a)
		10,591,746

Auto Parts & Equipment—0.1%
American Axle & Manufacturing Holdings Inc.	2,312	43,789	(a)
BorgWarner Inc.	10,821	467,792

Cooper-Standard Holding Inc.	411	31,890	(a)
Dana Holding Corp.	6,601	91,094
Dorman Products Inc.	810	38,451	(a)
Drew Industries Inc.	732	44,572
Federal-Mogul Holdings Corp.	938	6,425	(a)
Fox Factory Holding Corp.	512	8,463	(a)
Gentex Corp.	4,273	68,411
Gentherm Inc.	1,086	51,476	(a)
Horizon Global Corp.	563	5,838	(a)
Johnson Controls Inc.	31,272	1,234,931
Metaldyne Performance Group Inc.	327	5,997
Modine Manufacturing Co.	1,489	13,475	(a)
Motorcar Parts of America Inc.	538	18,190	(a)
Standard Motor Products Inc.	601	22,868
Stoneridge Inc.	876	12,965	(a)
Strattec Security Corp.	108	6,101
Superior Industries International Inc.	678	12,489
Tenneco Inc.	1,677	76,991	(a)
Tower International Inc.	637	18,199
		2,280,407

Automobile Manufacturers—0.2%
Ford Motor Co.	187,394	2,640,381
General Motors Co.	68,076	2,315,265
Thor Industries Inc.	657	36,890
Winnebago Industries Inc.	814	16,199
		5,008,735

Automotive Retail—0.2%
Advance Auto Parts Inc.	3,501	526,936
America’s Car-Mart Inc.	253	6,753	(a)
Asbury Automotive Group Inc.	727	49,029	(a)
AutoNation Inc.	3,743	223,307	(a)
AutoZone Inc.	1,477	1,095,801	(a)
CarMax Inc.	9,743	525,830	(a)
CST Brands Inc.	1,092	42,741
Group 1 Automotive Inc.	702	53,141
Lithia Motors Inc., Class A	681	72,642
Monro Muffler Brake Inc.	950	62,909
Murphy USA Inc.	579	35,169	(a)
O’Reilly Automotive Inc.	4,753	1,204,505	(a)
Sonic Automotive Inc., Class A	999	22,737
The Pep Boys-Manny Moe & Jack	1,618	29,787	(a)
		3,951,287

Biotechnology—1.4%
AbbVie Inc.	78,643	4,658,811
Abeona Therapeutics Inc.	317	1,065	(a)
ACADIA Pharmaceuticals Inc.	2,386	85,061	(a)
Acceleron Pharma Inc.	654	31,889	(a)
Achillion Pharmaceuticals Inc.	3,553	38,337	(a)
Acorda Therapeutics Inc.	1,296	55,443	(a)
Adamas Pharmaceuticals Inc.	319	9,034	(a)
Aduro Biotech Inc.	260	7,316	(a)
Advaxis Inc.	910	9,155	(a)
Aegerion Pharmaceuticals Inc.	750	7,575	(a)
Agenus Inc.	2,305	10,465	(a)
Aimmune Therapeutics Inc.	334	6,162	(a)

Akebia Therapeutics Inc.	742	9,587	(a)
Alder Biopharmaceuticals Inc.	695	22,956	(a)
Alexion Pharmaceuticals Inc.	10,813	2,062,580	(a)
AMAG Pharmaceuticals Inc.	934	28,197	(a)
Amgen Inc.	36,253	5,884,950
Amicus Therapeutics Inc.	3,479	33,746	(a)
Anacor Pharmaceuticals Inc.	1,229	138,840	(a)
Anthera Pharmaceuticals Inc.	1,162	5,392	(a)
Applied Genetic Technologies Corp.	268	5,467	(a)
Ardelyx Inc.	472	8,553	(a)
Arena Pharmaceuticals Inc.	7,311	13,891	(a)
ARIAD Pharmaceuticals Inc.	5,063	31,644	(a)
Array BioPharma Inc.	4,265	17,998	(a)
Arrowhead Research Corp.	1,782	10,959	(a)
Asterias Biotherapeutics Inc.	323	1,269	(a)
Atara Biotherapeutics Inc.	500	13,205	(a)
aTyr Pharma Inc.	188	1,848	(a)
Avalanche Biotechnologies Inc.	606	5,769	(a)
Baxalta Inc.	25,894	1,010,643
Bellicum Pharmaceuticals Inc.	258	5,230	(a)
BioCryst Pharmaceuticals Inc.	2,192	22,621	(a)
Biogen Inc.	10,718	3,283,459	(a)
BioSpecifics Technologies Corp.	153	6,574	(a)
BioTime Inc.	1,616	6,626	(a)
Blueprint Medicines Corp.	291	7,665	(a)
Calithera Biosciences Inc.	344	2,635	(a)
Cara Therapeutics Inc.	564	9,509	(a)
Catabasis Pharmaceuticals Inc.	76	603	(a)
Catalyst Pharmaceuticals Inc.	2,329	5,706	(a)
Celgene Corp.	37,797	4,526,569	(a)
Celldex Therapeutics Inc.	2,981	46,742	(a)
Cellular Biomedicine Group Inc.	306	6,576	(a)
Cepheid	2,159	78,868	(a)
ChemoCentryx Inc.	846	6,853	(a)
Chiasma Inc.	192	3,757	(a)
Chimerix Inc.	1,371	12,270	(a)
Cidara Therapeutics Inc.	149	2,557	(a)
Clovis Oncology Inc.	835	29,225	(a)
Coherus Biosciences Inc.	710	16,302	(a)
Concert Pharmaceuticals Inc.	478	9,068	(a)
CorMedix Inc.	968	1,965	(a)
CTI BioPharma Corp.	5,081	6,250	(a)
Curis Inc.	3,443	10,019	(a)
Cytokinetics Inc.	1,058	11,067	(a)
CytomX Therapeutics Inc.	195	4,070	(a)
CytRx Corp.	1,937	5,133	(a)
Dicerna Pharmaceuticals Inc.	468	5,555	(a)
Dyax Corp.	4,362	164,098	(a)
Dynavax Technologies Corp.	1,075	25,972	(a)
Eagle Pharmaceuticals Inc.	260	23,054	(a)
Edge Therapeutics Inc.	280	3,500	(a)
Emergent Biosolutions Inc.	921	36,849	(a)
Enanta Pharmaceuticals Inc.	484	15,982	(a)
Epizyme Inc.	875	14,018	(a)
Esperion Therapeutics Inc.	397	8,837	(a)
Exact Sciences Corp.	2,871	26,499	(a)
Exelixis Inc.	6,804	38,375	(a)

Fibrocell Science Inc.	757	3,444	(a)
FibroGen Inc.	1,446	44,060	(a)
Five Prime Therapeutics Inc.	646	26,809	(a)
Flexion Therapeutics Inc.	431	8,305	(a)
Foundation Medicine Inc.	353	7,434	(a)
Galena Biopharma Inc.	4,739	6,966	(a)
Genocea Biosciences Inc.	572	3,014	(a)
Genomic Health Inc.	530	18,656	(a)
Geron Corp.	4,772	23,096	(a)
Gilead Sciences Inc.	69,288	7,011,253
Global Blood Therapeutics Inc.	207	6,692	(a)
Halozyme Therapeutics Inc.	3,212	55,664	(a)
Heron Therapeutics Inc.	871	23,256	(a)
Idera Pharmaceuticals Inc.	2,527	7,808	(a)
Ignyta Inc.	607	8,134	(a)
Immune Design Corp.	350	7,028	(a)
ImmunoGen Inc.	2,606	35,363	(a)
Immunomedics Inc.	2,983	9,158	(a)
Infinity Pharmaceuticals Inc.	1,468	11,524	(a)
Inovio Pharmaceuticals Inc.	2,163	14,535	(a)
Insmed Inc.	1,859	33,741	(a)
Insys Therapeutics Inc.	713	20,413	(a)
Invitae Corp.	217	1,782	(a)
Ironwood Pharmaceuticals Inc.	3,808	44,135	(a)
Karyopharm Therapeutics Inc.	692	9,169	(a)
Keryx Biopharmaceuticals Inc.	3,129	15,801	(a)
Kite Pharma Inc.	873	53,794	(a)
La Jolla Pharmaceutical Co.	395	10,665	(a)
Lexicon Pharmaceuticals Inc.	1,273	16,944	(a)
Ligand Pharmaceuticals Inc., Class B	532	57,679	(a)
Lion Biotechnologies Inc.	1,334	10,298	(a)
Loxo Oncology Inc.	239	6,800	(a)
MacroGenics Inc.	934	28,926	(a)
MannKind Corp.	7,464	10,823	(a)
Medgenics Inc.	512	3,082	(a)
Merrimack Pharmaceuticals Inc.	3,327	26,283	(a)
MiMedx Group Inc.	3,288	30,809	(a)
Mirati Therapeutics Inc.	328	10,365	(a)
Momenta Pharmaceuticals Inc.	1,849	27,439	(a)
Myriad Genetics Inc.	2,075	89,557	(a)
NantKwest Inc.	157	2,721	(a)
Natera Inc.	250	2,700	(a)
Navidea Biopharmaceuticals Inc.	4,764	6,336	(a)
Neurocrine Biosciences Inc.	2,576	145,724	(a)
NewLink Genetics Corp.	629	22,889	(a)
Nivalis Therapeutics Inc.	101	782	(a)
Northwest Biotherapeutics Inc.	1,401	4,483	(a)
Novavax Inc.	8,008	67,187	(a)
Ocata Therapeutics Inc.	1,218	10,256	(a)
OncoMed Pharmaceuticals Inc.	525	11,834	(a)
Oncothyreon Inc.	2,684	5,958	(a)
Ophthotech Corp.	715	56,149	(a)
Orexigen Therapeutics Inc.	3,060	5,263	(a)
Organovo Holdings Inc.	2,686	6,688	(a)
Osiris Therapeutics Inc.	570	5,917
Otonomy Inc.	426	11,822	(a)
OvaScience Inc.	709	6,927	(a)

PDL BioPharma Inc.	4,990	17,665
Peregrine Pharmaceuticals Inc.	6,129	7,171	(a)
Pfenex Inc.	506	6,264	(a)
Portola Pharmaceuticals Inc.	1,469	75,580	(a)
Progenics Pharmaceuticals Inc.	2,099	12,867	(a)
Proteon Therapeutics Inc.	236	3,660	(a)
PTC Therapeutics Inc.	1,024	33,178	(a)
Radius Health Inc.	997	61,355	(a)
Raptor Pharmaceutical Corp.	2,432	12,646	(a)
Regeneron Pharmaceuticals Inc.	3,733	2,026,534	(a)
REGENXBIO Inc.	187	3,104	(a)
Regulus Therapeutics Inc.	878	7,656	(a)
Repligen Corp.	995	28,149	(a)
Retrophin Inc.	1,058	20,409	(a)
Rigel Pharmaceuticals Inc.	2,675	8,105	(a)
Sage Therapeutics Inc.	417	24,311	(a)
Sangamo Biosciences Inc.	2,100	19,173	(a)
Sarepta Therapeutics Inc.	1,349	52,044	(a)
Seres Therapeutics Inc.	242	8,492	(a)
Sorrento Therapeutics Inc.	853	7,430	(a)
Spark Therapeutics Inc.	248	11,237	(a)
Spectrum Pharmaceuticals Inc.	2,008	12,108	(a)
Stemline Therapeutics Inc.	472	2,978	(a)
Synergy Pharmaceuticals Inc.	3,022	17,135	(a)
Synta Pharmaceuticals Corp.	2,802	986	(a)
T2 Biosystems Inc.	279	3,052	(a)
TESARO Inc.	703	36,781	(a)
TG Therapeutics Inc.	1,063	12,682	(a)
Threshold Pharmaceuticals Inc.	1,938	930	(a)
Tobira Therapeutics Inc.	58	583	(a)
Tokai Pharmaceuticals Inc.	293	2,555	(a)
Trevena Inc.	884	9,282	(a)
Trovagene Inc.	839	4,531	(a)
Ultragenyx Pharmaceutical Inc.	1,159	130,017	(a)
United Therapeutics Corp.	661	103,519	(a)
Vanda Pharmaceuticals Inc.	1,248	11,619	(a)
Verastem Inc.	999	1,858	(a)
Versartis Inc.	667	8,264	(a)
Vertex Pharmaceuticals Inc.	11,814	1,486,556	(a)
Vitae Pharmaceuticals Inc.	410	7,421	(a)
Vital Therapies Inc.	517	5,956	(a)
Voyager Therapeutics Inc.	168	3,679	(a)
vTv Therapeutics Inc., Class A	106	722	(a)
Xencor Inc.	858	12,544	(a)
XOMA Corp.	2,722	3,620	(a)
Zafgen Inc.	495	3,114	(a)
ZIOPHARM Oncology Inc.	3,471	28,844	(a)
		35,291,171

Brewers—0.0% *
Craft Brew Alliance Inc.	340	2,846	(a)
Molson Coors Brewing Co., Class B	7,557	709,753
The Boston Beer Company Inc., Class A	414	83,591	(a)
		796,190

Broadcasting—0.1%
CBS Corp., Class B	20,846	982,472
Crown Media Holdings Inc., Class A	1,057	5,930	(a)

Cumulus Media Inc., Class A	4,447	1,468	(a)
Discovery Communications Inc., Class A	7,139	190,469	(a)
Discovery Communications Inc., Class C	12,327	310,887	(a)
Entercom Communications Corp., Class A	779	8,748	(a)
Entravision Communications Corp., Class A	1,910	14,726
Gray Television Inc.	1,914	31,198	(a)
Hemisphere Media Group Inc.	319	4,705	(a)
Media General Inc.	2,903	46,883	(a)
Nexstar Broadcasting Group Inc., Class A	949	55,706
Saga Communications Inc., Class A	110	4,229
Scripps Networks Interactive Inc., Class A	4,504	248,666
Sinclair Broadcast Group Inc., Class A	2,009	65,373
TEGNA Inc.	10,828	276,331
The EW Scripps Co., Class A	1,791	34,029
Townsquare Media Inc., Class A	207	2,476	(a)
		2,284,296

Building Products—0.1%
AAON Inc.	1,233	28,630
Advanced Drainage Systems Inc.	1,027	24,679
American Woodmark Corp.	390	31,192	(a)
AO Smith Corp.	1,090	83,505
Apogee Enterprises Inc.	885	38,506
Builders FirstSource Inc.	1,489	16,498	(a)
Continental Building Products Inc.	958	16,727	(a)
Fortune Brands Home & Security Inc.	2,327	129,149
Gibraltar Industries Inc.	934	23,761	(a)
Griffon Corp.	1,034	18,405
Insteel Industries Inc.	550	11,506
Lennox International Inc.	583	72,817
Masco Corp.	16,445	465,393
Masonite International Corp.	917	56,148	(a)
NCI Building Systems Inc.	807	10,015	(a)
Nortek Inc.	292	12,737	(a)
Patrick Industries Inc.	386	16,791	(a)
PGT Inc.	1,436	16,356	(a)
Ply Gem Holdings Inc.	674	8,452	(a)
Quanex Building Products Corp.	1,028	21,434
Simpson Manufacturing Company Inc.	1,274	43,507
Trex Company Inc.	975	37,089	(a)
Universal Forest Products Inc.	612	41,842
		1,225,139

Cable & Satellite—0.4%
AMC Networks Inc., Class A	888	66,316	(a)
Cable One Inc.	63	27,321
Cablevision Systems Corp., Class A	10,631	339,129
Comcast Corp., Class A	117,390	6,624,318
Loral Space & Communications Inc.	395	16,080	(a)
Time Warner Cable Inc.	13,621	2,527,921
		9,601,085

Casinos & Gaming—0.0% *
Boyd Gaming Corp.	2,421	48,105	(a)
Caesars Acquisition Co., Class A	1,389	9,459	(a)
Caesars Entertainment Corp.	1,701	13,421	(a)
Churchill Downs Inc.	345	48,814
Eldorado Resorts Inc.	863	9,493	(a)

Empire Resorts Inc.	100	1,800	(a)
Isle of Capri Casinos Inc.	637	8,873	(a)
Monarch Casino & Resort Inc.	301	6,839	(a)
Penn National Gaming Inc.	2,411	38,624	(a)
Pinnacle Entertainment Inc.	1,810	56,327	(a)
Scientific Games Corp., Class A	1,513	13,572	(a)
Wynn Resorts Ltd.	3,884	268,734
		524,061

Catalog Retail—0.0% *
EVINE Live Inc.	1,543	2,747	(a)
HSN Inc.	1,439	72,914
		75,661

Coal & Consumable Fuels—0.0% *
Cloud Peak Energy Inc.	1,824	3,794	(a)
CONSOL Energy Inc.	11,401	90,068
Hallador Energy Co.	315	1,436
Peabody Energy Corp.	573	4,401
Solazyme Inc.	2,477	6,143	(a)
Westmoreland Coal Co.	551	3,240	(a)
		109,082

Commercial Printing—0.0% *
Brady Corp., Class A	1,444	33,183
Deluxe Corp.	2,226	121,406
Ennis Inc.	768	14,784
InnerWorkings Inc.	1,132	8,490	(a)
Multi-Color Corp.	382	22,848
Quad/Graphics Inc.	873	8,119
RR Donnelley & Sons Co.	3,031	44,616
		253,446

Commodity Chemicals—0.1%
Axiall Corp.	2,129	32,787
Cabot Corp.	903	36,915
Calgon Carbon Corp.	1,602	27,635
Core Molding Technologies Inc.	239	3,066	(a)
Hawkins Inc.	316	11,303
Koppers Holdings Inc.	613	11,187
Kronos Worldwide Inc.	653	3,683
LyondellBasell Industries N.V., Class A	17,287	1,502,240
Trecora Resources	600	7,434	(a)
Tredegar Corp.	749	10,201
Trinseo S.A.	349	9,842	(a)
Tronox Ltd., Class A	1,911	7,472
		1,663,765

Communications Equipment—0.5%
ADTRAN Inc.	1,453	25,021
Aerohive Networks Inc.	712	3,638	(a)
Alliance Fiber Optic Products Inc.	456	6,913
Applied Optoelectronics Inc.	500	8,580	(a)
ARRIS Group Inc.	1,963	60,009	(a)
Bel Fuse Inc., Class B	315	5,446
Black Box Corp.	463	4,412
CalAmp Corp.	1,095	21,823	(a)
Calix Inc.	1,332	10,483	(a)
Ciena Corp.	5,566	115,161	(a)

Cisco Systems Inc.	244,010	6,626,092
Clearfield Inc.	352	4,720	(a)
Comtech Telecommunications Corp.	492	9,884
Digi International Inc.	760	8,649	(a)
EMCORE Corp.	471	2,887	(a)
Extreme Networks Inc.	3,064	12,501	(a)
F5 Networks Inc.	3,395	329,179	(a)
Finisar Corp.	3,148	45,772	(a)
Harmonic Inc.	2,665	10,847	(a)
Harris Corp.	5,932	515,491
Infinera Corp.	3,968	71,900	(a)
InterDigital Inc.	1,604	78,660
Ixia	1,826	22,697	(a)
Juniper Networks Inc.	16,910	466,716
KVH Industries Inc.	495	4,663	(a)
Motorola Solutions Inc.	7,687	526,175
NETGEAR Inc.	943	39,521	(a)
NetScout Systems Inc.	4,223	129,646	(a)
Novatel Wireless Inc.	1,167	1,949	(a)
Oclaro Inc.	2,974	10,349	(a)
Plantronics Inc.	1,567	74,307
Polycom Inc.	6,076	76,497	(a)
QUALCOMM Inc.	72,297	3,613,766
Ruckus Wireless Inc.	2,277	24,387	(a)
ShoreTel Inc.	1,911	16,912	(a)
Sonus Networks Inc.	1,512	10,781	(a)
Ubiquiti Networks Inc.	924	29,282
ViaSat Inc.	1,274	77,727	(a)
		13,103,443

Computer & Electronics Retail—0.0% *
Best Buy Company Inc.	14,335	436,501
Conn’s Inc.	680	15,960	(a)
GameStop Corp., Class A	5,103	143,088
Rent-A-Center Inc.	2,392	35,808
Systemax Inc.	332	2,855	(a)
		634,212

Construction & Engineering—0.1%
AECOM	2,199	66,036	(a)
Aegion Corp.	1,108	21,395	(a)
Ameresco Inc., Class A	605	3,781	(a)
Argan Inc.	403	13,057
Comfort Systems USA Inc.	1,138	32,342
Dycom Industries Inc.	1,022	71,499	(a)
EMCOR Group Inc.	1,871	89,883
Fluor Corp.	6,930	327,235
Furmanite Corp.	1,185	7,892	(a)
Granite Construction Inc.	1,780	76,380
Great Lakes Dredge & Dock Corp.	1,832	7,255	(a)
HC2 Holdings Inc.	609	3,222	(a)
Jacobs Engineering Group Inc.	5,919	248,302	(a)
KBR Inc.	2,088	35,329
MasTec Inc.	2,031	35,299	(a)
MYR Group Inc.	637	13,128	(a)
Northwest Pipe Co.	296	3,312	(a)
NV5 Global Inc.	161	3,539	(a)
Orion Marine Group Inc.	875	3,649	(a)

Primoris Services Corp.	1,174	25,863
Quanta Services Inc.	7,787	157,687	(a)
Tutor Perini Corp.	1,145	19,167	(a)
		1,265,252

Construction Machinery & Heavy Trucks—0.2%
Accuride Corp.	1,152	1,912	(a)
Alamo Group Inc.	289	15,057
American Railcar Industries Inc.	280	12,958
Astec Industries Inc.	573	23,321
Blue Bird Corp.	152	1,541	(a)
Caterpillar Inc.	28,012	1,903,696
Commercial Vehicle Group Inc.	916	2,528	(a)
Cummins Inc.	7,944	699,151
Douglas Dynamics Inc.	665	14,012
Federal Signal Corp.	1,906	30,210
FreightCar America Inc.	369	7,170
Joy Global Inc.	1,450	18,284
Meritor Inc.	2,971	24,808	(a)
Miller Industries Inc.	326	7,100
Navistar International Corp.	1,547	13,675	(a)
Oshkosh Corp.	1,090	42,554
PACCAR Inc.	16,972	804,473
Terex Corp.	1,557	28,773
The Greenbrier Companies Inc.	801	26,129
Trinity Industries Inc.	2,251	54,069
Twin Disc Inc.	248	2,609
Wabash National Corp.	2,061	24,382	(a)
Wabtec Corp.	1,406	99,995
		3,858,407

Construction Materials—0.0%
Eagle Materials Inc.	734	44,356
Headwaters Inc.	2,238	37,755	(a)
Martin Marietta Materials Inc.	3,204	437,602
Summit Materials Inc., Class A	968	19,390	(a)
United States Lime & Minerals Inc.	60	3,298
US Concrete Inc.	439	23,118	(a)
Vulcan Materials Co.	6,368	604,769
		1,170,288

Consumer Electronics—0.0% *
Harman International Industries Inc.	3,403	320,597
Skullcandy Inc.	683	3,230	(a)
Universal Electronics Inc.	377	19,359	(a)
ZAGG Inc.	916	10,021	(a)
		353,207

Consumer Finance—0.3%
American Express Co.	40,226	2,797,718
Capital One Financial Corp.	25,595	1,847,447
Cash America International Inc.	693	20,755
Discover Financial Services	20,551	1,101,945
Encore Capital Group Inc.	791	23,002	(a)
Enova International Inc.	810	5,354	(a)
Ezcorp Inc., Class A	1,594	7,954	(a)
First Cash Financial Services Inc.	853	31,928	(a)
Green Dot Corp., Class A	1,388	22,791	(a)
Navient Corp.	17,883	204,760

Nelnet Inc., Class A	724	24,305
PRA Group Inc.	1,455	50,474	(a)
Regional Management Corp.	331	5,121	(a)
SLM Corp.	6,180	40,294	(a)
Synchrony Financial	40,113	1,219,836	(a)
The JG Wentworth Co., Class A	451	812	(a)
World Acceptance Corp.	201	7,457	(a)
		7,411,953

Data Processing & Outsourced Services—0.9%
Alliance Data Systems Corp.	2,938	812,563	(a)
Automatic Data Processing Inc.	22,271	1,886,799
Blackhawk Network Holdings Inc.	1,629	72,018	(a)
Broadridge Financial Solutions Inc.	1,719	92,362
Cardtronics Inc.	1,373	46,201	(a)
Cass Information Systems Inc.	349	17,960
Convergys Corp.	4,374	108,869
CoreLogic Inc.	1,296	43,883	(a)
CSG Systems International Inc.	1,002	36,052
DST Systems Inc.	474	54,064
Euronet Worldwide Inc.	1,562	113,136	(a)
Everi Holdings Inc.	1,991	8,741	(a)
ExlService Holdings Inc.	1,015	45,604	(a)
Fidelity National Information Services Inc.	13,463	815,858
Fiserv Inc.	10,988	1,004,962	(a)
Global Payments Inc.	1,890	121,924
Heartland Payment Systems Inc.	1,098	104,112
Jack Henry & Associates Inc.	1,164	90,862
Mastercard Inc., Class A	47,715	4,645,532
MAXIMUS Inc.	2,953	166,106
ModusLink Global Solutions Inc.	1,155	2,864	(a)
MoneyGram International Inc.	912	5,718	(a)
NeuStar Inc., Class A	1,540	36,914	(a)
Paychex Inc.	15,370	812,919
PayPal Holdings Inc.	53,478	1,935,904	(a)
Sykes Enterprises Inc.	1,196	36,813	(a)
Syntel Inc.	937	42,399	(a)
TeleTech Holdings Inc.	497	13,871
The Western Union Co.	24,452	437,935
Total System Services Inc.	8,092	402,982
VeriFone Systems Inc.	1,661	46,543	(a)
Visa Inc., Class A	93,585	7,257,519
WEX Inc.	562	49,681	(a)
Xerox Corp.	45,501	483,676
		21,853,342

Department Stores—0.1%
JC Penney Company Inc.	4,429	29,497	(a)
Kohl’s Corp.	9,124	434,576
Macy’s Inc.	15,114	528,688
Nordstrom Inc.	6,660	331,735
		1,324,496

Distillers & Vintners—0.1%
Brown-Forman Corp., Class B	4,887	485,181
Castle Brands Inc.	1,992	2,450	(a)
Constellation Brands Inc., Class A	8,329	1,186,383
MGP Ingredients Inc.	332	8,616
		1,682,630

Distributors—0.0% *
Core-Mark Holding Company Inc.	699	57,276
Fenix Parts Inc.	424	2,879	(a)
Genuine Parts Co.	7,248	622,531
LKQ Corp.	4,434	131,380	(a)
Pool Corp.	1,304	105,337
VOXX International Corp.	613	3,224	(a)
Weyco Group Inc.	199	5,325
		927,952

Diversified Banks—1.8%
Bank of America Corp.	500,510	8,423,583
Citigroup Inc.	143,223	7,411,790
Comerica Inc.	8,507	355,848
JPMorgan Chase & Co.	176,808	11,674,632
U.S. Bancorp	79,144	3,377,075
Wells Fargo & Co.	223,613	12,155,603
		43,398,531

Diversified Capital Markets—0.0% *
HFF Inc. REIT, Class A	1,146	35,606

Diversified Chemicals—0.3%
Eastman Chemical Co.	7,108	479,861
EI du Pont de Nemours & Co.	42,160	2,807,856
LSB Industries Inc.	598	4,335	(a)
Olin Corp.	7,352	126,896
The Chemours Co.	2,689	14,413
The Dow Chemical Co.	54,095	2,784,811
		6,218,172

Diversified Metals & Mining—0.0% *
Compass Minerals International Inc.	488	36,732
Freeport-McMoRan Inc.	55,579	376,270
Horsehead Holding Corp.	1,685	3,454	(a)
Materion Corp.	609	17,052
Southern Copper Corp.	6,332	165,392
		598,900

Diversified Real Estate Activities—0.0% *
Alexander & Baldwin Inc.	2,131	75,246
Consolidated-Tomoka Land Co.	129	6,800
RMR Group Inc. Class A	56	807	(a)
Tejon Ranch Co.	417	7,985	(a)
The St Joe Co.	1,657	30,671	(a)
		121,509

Diversified REITs—0.0% *
American Assets Trust Inc.	1,118	42,875
Armada Hoffler Properties Inc.	809	8,478
Cousins Properties Inc.	6,445	60,776
Duke Realty Corp.	5,017	105,457
First Potomac Realty Trust	1,761	20,075
Gladstone Commercial Corp.	625	9,119
Gramercy Property Trust	12,509	96,570
Investors Real Estate Trust	3,684	25,604
Lexington Realty Trust	6,257	50,056
Liberty Property Trust	2,152	66,820
One Liberty Properties Inc.	387	8,305
PS Business Parks Inc.	588	51,409

RAIT Financial Trust	2,530	6,831
Select Income REIT	1,899	37,638
STORE Capital Corp.	1,073	24,894
Washington Real Estate Investment Trust	2,052	55,527
Whitestone REIT	746	8,960
		679,394

Diversified Support Services—0.0% *
Cintas Corp.	4,269	388,693
Civeo Corp.	3,350	4,757
Copart Inc.	1,483	56,369	(a)
G&K Services Inc., Class A	606	38,117
Healthcare Services Group Inc.	2,138	74,552
Matthews International Corp., Class A	976	52,167
McGrath RentCorp.	589	14,837
Mobile Mini Inc.	1,357	42,243
UniFirst Corp.	444	46,265
Viad Corp.	612	17,277
		735,277

Drug Retail—0.4%
CVS Health Corp.	53,285	5,209,675
Walgreens Boots Alliance Inc.	41,898	3,567,824
		8,777,499

Education Services—0.0% *
2U Inc.	723	20,229	(a)
American Public Education Inc.	513	9,547	(a)
Apollo Education Group Inc.	2,858	21,921	(a)
Bridgepoint Education Inc.	531	4,041	(a)
Bright Horizons Family Solutions Inc.	1,127	75,284	(a)
Cambium Learning Group Inc.	400	1,940	(a)
Capella Education Co.	367	16,963
Career Education Corp.	2,124	7,710	(a)
Chegg Inc.	2,337	15,728	(a)
DeVry Education Group Inc.	2,705	68,463
Graham Holdings Co., Class B	65	31,523
Grand Canyon Education Inc.	1,402	56,248	(a)
Houghton Mifflin Harcourt Co.	4,125	89,842	(a)
K12 Inc.	1,019	8,967	(a)
Strayer Education Inc.	330	19,840	(a)
Universal Technical Institute Inc.	663	3,090
		451,336

Electric Utilities—0.7%
ALLETE Inc.	1,474	74,923
American Electric Power Company Inc.	23,612	1,375,871
Cleco Corp.	2,694	140,654
Duke Energy Corp.	33,110	2,363,723
Edison International	15,578	922,373
El Paso Electric Co.	1,221	47,009
Entergy Corp.	8,584	586,802
Eversource Energy	15,165	774,477
Exelon Corp.	44,207	1,227,628
FirstEnergy Corp.	20,198	640,883
Genie Energy Ltd., Class B	385	4,293
Great Plains Energy Inc.	2,250	61,447
Hawaiian Electric Industries Inc.	1,559	45,133
IDACORP Inc.	2,243	152,524

MGE Energy Inc.	1,045	48,488
NextEra Energy Inc.	22,155	2,301,683
OGE Energy Corp.	2,912	76,556
Otter Tail Corp.	1,123	29,905
Pepco Holdings Inc.	12,119	315,215
Pinnacle West Capital Corp.	5,299	341,680
PNM Resources Inc.	3,528	107,851
Portland General Electric Co.	2,678	97,399
PPL Corp.	32,298	1,102,331
Spark Energy Inc., Class A	100	2,072
The Empire District Electric Co.	1,312	36,828
The Southern Co.	43,700	2,044,723
Unitil Corp.	400	14,352
Westar Energy Inc.	2,053	87,068
Xcel Energy Inc.	24,251	870,853
		15,894,744

Electrical Components & Equipment—0.2%
Acuity Brands Inc.	638	149,164
Allied Motion Technologies Inc.	195	5,105
AMETEK Inc.	11,579	620,519
Eaton Corporation PLC	22,352	1,163,198
Emerson Electric Co.	31,419	1,502,771
Encore Wire Corp.	629	23,330
EnerSys	1,325	74,107
Enphase Energy Inc.	854	2,998	(a)
Franklin Electric Company Inc.	1,444	39,031
FuelCell Energy Inc.	614	3,045	(a)
Generac Holdings Inc.	2,062	61,386	(a)
General Cable Corp.	1,477	19,836
Hubbell Inc., Class B	791	79,923
LSI Industries Inc.	671	8,180
Plug Power Inc.	5,167	10,902	(a)
Powell Industries Inc.	281	7,314
Preformed Line Products Co.	72	3,031
Regal Beloit Corp.	649	37,980
Rockwell Automation Inc.	6,412	657,935
Sunrun Inc.	518	6,097	(a)
Thermon Group Holdings Inc.	972	16,446	(a)
Vicor Corp.	483	4,405	(a)
		4,496,703

Electronic Components—0.1%
Amphenol Corp., Class A	14,781	772,012
AVX Corp.	1,400	16,996
Belden Inc.	1,886	89,924
Corning Inc.	56,903	1,040,187
DTS Inc.	532	12,012	(a)
II-VI Inc.	1,587	29,455	(a)
InvenSense Inc.	2,346	24,000	(a)
Knowles Corp.	3,909	52,107	(a)
Littelfuse Inc.	683	73,088
Rogers Corp.	564	29,085	(a)
Universal Display Corp.	1,218	66,308	(a)
Vishay Intertechnology Inc.	6,123	73,782
		2,278,956

Electronic Equipment & Instruments—0.0% *
Badger Meter Inc.	438	25,662
Checkpoint Systems Inc.	1,283	8,044
Cognex Corp.	1,235	41,706
Coherent Inc.	722	47,009	(a)
Control4 Corp.	641	4,660	(a)
Daktronics Inc.	1,161	10,124
FARO Technologies Inc.	524	15,468	(a)
FEI Co.	1,843	147,053
FLIR Systems Inc.	6,653	186,750
GSI Group Inc.	1,059	14,424	(a)
Itron Inc.	1,161	42,005	(a)
Keysight Technologies Inc.	2,463	69,777	(a)
Mesa Laboratories Inc.	89	8,855
MTS Systems Corp.	449	28,471
National Instruments Corp.	1,475	42,318
Newport Corp.	1,204	19,107	(a)
OSI Systems Inc.	601	53,285	(a)
RealD Inc.	1,216	12,829	(a)
Rofin-Sinar Technologies Inc.	850	22,763	(a)
Vishay Precision Group Inc.	399	4,517	(a)
Zebra Technologies Corp., Class A	758	52,795	(a)
		857,622

Electronic Manufacturing Services—0.0% *
Benchmark Electronics Inc.	1,589	32,845	(a)
CTS Corp.	998	17,605
IPG Photonics Corp.	527	46,987	(a)
Jabil Circuit Inc.	2,757	64,210
Kimball Electronics Inc.	875	9,616	(a)
Mercury Systems Inc.	1,027	18,856	(a)
Methode Electronics Inc.	1,161	36,955
Multi-Fineline Electronix Inc.	284	5,873	(a)
Park Electrochemical Corp.	631	9,503
Plexus Corp.	1,019	35,583	(a)
Sanmina Corp.	2,226	45,811	(a)
Trimble Navigation Ltd.	3,652	78,335	(a)
TTM Technologies Inc.	1,774	11,549	(a)
		413,728

Environmental & Facilities Services—0.1%
ABM Industries Inc.	1,660	47,260
Casella Waste Systems Inc., Class A	1,238	7,403	(a)
CECO Environmental Corp.	755	5,798
Clean Harbors Inc.	766	31,904	(a)
Heritage-Crystal Clean Inc.	385	4,081	(a)
Republic Services Inc.	11,511	506,369
Rollins Inc.	1,355	35,094
SP Plus Corp.	517	12,356	(a)
Stericycle Inc.	4,056	489,154	(a)
Team Inc.	631	20,167	(a)
Tetra Tech Inc.	1,826	47,513
TRC Companies Inc.	530	4,903	(a)
US Ecology Inc.	655	23,868
Waste Connections Inc.	1,794	101,038
Waste Management Inc.	20,109	1,073,217
		2,410,125

Fertilizers & Agricultural Chemicals—0.1%
American Vanguard Corp.	872	12,217
CF Industries Holdings Inc.	11,143	454,746
FMC Corp.	6,389	250,001
Intrepid Potash Inc.	1,694	4,997	(a)
Monsanto Co.	21,155	2,084,191
Rentech Inc.	372	1,309	(a)
The Mosaic Co.	16,120	444,751
The Scotts Miracle-Gro Co., Class A	657	42,383
		3,294,595

Food Distributors—0.1%
Performance Food Group Co.	349	8,076	(a)
SpartanNash Co.	1,136	24,583
Sysco Corp.	25,101	1,029,141
The Andersons Inc.	859	27,170
The Chefs’ Warehouse Inc.	578	9,641	(a)
United Natural Foods Inc.	2,217	87,261	(a)
		1,185,872

Food Retail—0.1%
Casey’s General Stores Inc.	1,732	208,619
Fairway Group Holdings Corp.	674	445	(a)
Ingles Markets Inc., Class A	403	17,764
Natural Grocers by Vitamin Cottage Inc.	274	5,581	(a)
Smart & Final Stores Inc.	753	13,712	(a)
SUPERVALU Inc.	11,610	78,716	(a)
The Fresh Market Inc.	1,309	30,657	(a)
The Kroger Co.	46,819	1,958,439
Village Super Market Inc., Class A	215	5,665
Weis Markets Inc.	326	14,442
Whole Foods Market Inc.	16,417	549,970
		2,884,010

Footwear—0.2%
Crocs Inc.	2,327	23,828	(a)
Deckers Outdoor Corp.	1,444	68,157	(a)
NIKE Inc., Class B	64,822	4,051,375
Skechers U.S.A. Inc., Class A	1,894	57,218	(a)
Steven Madden Ltd.	1,682	50,830	(a)
Wolverine World Wide Inc.	3,097	51,751
		4,303,159

Forest Products—0.0% *
Boise Cascade Co.	1,209	30,866	(a)
Deltic Timber Corp.	336	19,780
Louisiana-Pacific Corp.	6,313	113,697	(a)
		164,343

Gas Utilities – 0.1%
AGL Resources Inc.	5,742	366,397
Atmos Energy Corp.	1,469	92,606
Chesapeake Utilities Corp.	460	26,105
National Fuel Gas Co.	1,235	52,796
New Jersey Resources Corp.	2,561	84,411
Northwest Natural Gas Co.	813	41,146
ONE Gas Inc.	2,333	117,047
Piedmont Natural Gas Company Inc.	2,370	135,138
Questar Corp.	2,557	49,810

South Jersey Industries Inc.	2,070	48,686
Southwest Gas Corp.	1,406	77,555
The Laclede Group Inc.	1,313	78,005
UGI Corp.	2,512	84,805
WGL Holdings Inc.	2,217	139,649
		1,394,156

General Merchandise Stores—0.2%
Big Lots Inc.	2,205	84,981
Burlington Stores Inc.	2,271	97,426	(a)
Dollar General Corp.	14,088	1,012,504
Dollar Tree Inc.	11,223	866,640	(a)
Fred’s Inc., Class A	1,116	18,269
Ollie’s Bargain Outlet Holdings Inc.	271	4,610	(a)
Target Corp.	29,617	2,150,490
Tuesday Morning Corp.	1,314	8,541	(a)
		4,243,461

Gold—0.0% *
Newmont Mining Corp.	25,295	455,057
Royal Gold Inc.	947	34,537
		489,594

Health Care REITs—0.1%
Care Capital Properties Inc.	1,197	36,592
CareTrust REIT Inc.	1,453	15,910
HCP Inc.	22,371	855,467
Healthcare Realty Trust Inc.	3,018	85,470
LTC Properties Inc.	1,074	46,332
Medical Properties Trust Inc.	7,061	81,272
National Health Investors Inc.	1,139	69,331
New Senior Investment Group Inc.	2,484	24,492
Omega Healthcare Investors Inc.	2,399	83,917
Physicians Realty Trust	2,371	39,975
Sabra Health Care REIT Inc.	1,930	39,044
Senior Housing Properties Trust	3,465	51,421
Universal Health Realty Income Trust	381	19,054
Ventas Inc.	15,898	897,124
Welltower Inc.	17,015	1,157,531
		3,502,932

Healthcare Distributors—0.2%
Aceto Corp.	882	23,796
AmerisourceBergen Corp.	9,397	974,563
Cardinal Health Inc.	15,819	1,412,162
Henry Schein Inc.	3,988	630,862	(a)
McKesson Corp.	11,065	2,182,350
Owens & Minor Inc.	2,807	100,996
Patterson Companies Inc.	4,152	187,712
PharMerica Corp.	922	32,270	(a)
		5,544,711

Healthcare Equipment—0.6%
Abaxis Inc.	684	38,085
Abbott Laboratories	71,727	3,221,260
ABIOMED Inc.	1,258	113,572	(a)
Accuray Inc.	2,389	16,126	(a)
Analogic Corp.	379	31,305
AngioDynamics Inc.	758	9,202	(a)
AtriCure Inc.	857	19,231	(a)

Baxter International Inc.	26,315	1,003,917
Becton Dickinson and Co.	10,133	1,561,394
Boston Scientific Corp.	64,256	1,184,881	(a)
Cantel Medical Corp.	1,045	64,936
Cardiovascular Systems Inc.	956	14,455	(a)
ConforMIS Inc.	272	4,703	(a)
CONMED Corp.	839	36,958
Corindus Vascular Robotics Inc.	701	2,250	(a)
CR Bard Inc.	3,548	672,133
CryoLife Inc.	811	8,743
Cutera Inc.	448	5,730	(a)
Cynosure Inc., Class A	674	30,108	(a)
Edwards Lifesciences Corp.	10,282	812,072	(a)
EndoChoice Holdings Inc.	131	1,094	(a)
Entellus Medical Inc.	169	2,849	(a)
Exactech Inc.	309	5,608	(a)
GenMark Diagnostics Inc.	1,285	9,972	(a)
Glaukos Corp.	188	4,642	(a)
Globus Medical Inc., Class A	2,097	58,339	(a)
Greatbatch Inc.	780	40,950	(a)
HeartWare International Inc.	523	26,359	(a)
Hill-Rom Holdings Inc.	817	39,265
Hologic Inc.	3,586	138,742	(a)
IDEXX Laboratories Inc.	1,323	96,473	(a)
Inogen Inc.	475	19,043	(a)
Insulet Corp.	1,720	65,033	(a)
Integra LifeSciences Holdings Corp.	846	57,342	(a)
Intuitive Surgical Inc.	1,797	981,450	(a)
Invacare Corp.	981	17,060
InVivo Therapeutics Holdings Corp.	826	5,947	(a)
Invuity Inc.	106	935	(a)
iRadimed Corp.	88	2,467	(a)
K2M Group Holdings Inc.	546	10,778	(a)
LeMaitre Vascular Inc.	362	6,245
Masimo Corp.	1,310	54,378	(a)
Natus Medical Inc.	1,003	48,194	(a)
Nevro Corp.	487	32,877	(a)
NuVasive Inc.	1,450	78,459	(a)
NxStage Medical Inc.	1,918	42,023	(a)
Orthofix International N.V.	568	22,271	(a)
ResMed Inc.	2,041	109,581
Rockwell Medical Inc.	1,518	15,544	(a)
SeaSpine Holdings Corp.	266	4,570	(a)
Second Sight Medical Products Inc.	368	2,168	(a)
Sirona Dental Systems Inc.	811	88,861	(a)
St Jude Medical Inc.	13,471	832,104
Stryker Corp.	15,123	1,405,532
SurModics Inc.	404	8,189	(a)
Tandem Diabetes Care Inc.	547	6,460	(a)
Teleflex Inc.	604	79,396
TransEnterix Inc.	1,163	2,884	(a)
Varian Medical Systems Inc.	4,720	381,376	(a)
Veracyte Inc.	415	2,988	(a)
Zeltiq Aesthetics Inc.	978	27,902	(a)
Zimmer Biomet Holdings Inc.	8,168	837,955
		14,525,366

Healthcare Facilities—0.1%
AAC Holdings Inc.	247	4,708	(a)
Amsurg Corp.	2,361	179,436	(a)
Capital Senior Living Corp.	891	18,586	(a)
Community Health Systems Inc.	1,719	45,605	(a)
Five Star Quality Care Inc.	1,327	4,220	(a)
Genesis Healthcare Inc.	1,127	3,911	(a)
Hanger Inc.	1,076	17,700	(a)
HCA Holdings Inc.	15,091	1,020,604	(a)
HealthSouth Corp.	2,754	95,867
Kindred Healthcare Inc.	2,528	30,109
LifePoint Health Inc.	645	47,343	(a)
National HealthCare Corp.	303	18,695
Select Medical Holdings Corp.	3,120	37,159
Surgery Partners Inc.	400	8,196	(a)
Surgical Care Affiliates Inc.	651	25,916	(a)
Tenet Healthcare Corp.	4,944	149,803	(a)
The Ensign Group Inc.	1,544	34,941
Universal Health Services Inc., Class B	4,386	524,083
US Physical Therapy Inc.	371	19,915
VCA Inc.	1,179	64,845	(a)
		2,351,642

Healthcare Services—0.2%
Addus HomeCare Corp.	190	4,423	(a)
Adeptus Health Inc., Class A	187	10,195	(a)
Air Methods Corp.	1,191	49,939	(a)
Alliance HealthCare Services Inc.	153	1,405	(a)
Almost Family Inc.	225	8,602	(a)
Amedisys Inc.	854	33,579	(a)
AMN Healthcare Services Inc.	1,421	44,122	(a)
BioScrip Inc.	2,002	3,503	(a)
BioTelemetry Inc.	835	9,753	(a)
Chemed Corp.	516	77,297
Civitas Solutions Inc.	350	10,076	(a)
CorVel Corp.	268	11,771	(a)
Cross Country Healthcare Inc.	961	15,751	(a)
DaVita Healthcare Partners Inc.	8,140	567,439	(a)
Diplomat Pharmacy Inc.	1,095	37,471	(a)
ExamWorks Group Inc.	1,251	33,277	(a)
Express Scripts Holding Co.	32,514	2,842,049	(a)
Healthways Inc.	922	11,866	(a)
Laboratory Corporation of America Holdings	4,810	594,708	(a)
Landauer Inc.	282	9,283
LHC Group Inc.	381	17,255	(a)
MEDNAX Inc.	1,366	97,888	(a)
National Research Corp., Class A	321	5,149
Quest Diagnostics Inc.	6,864	488,305
RadNet Inc.	1,032	6,378	(a)
Team Health Holdings Inc.	2,174	95,417	(a)
Teladoc Inc.	257	4,616	(a)
The Providence Service Corp.	411	19,284	(a)
		5,110,801

Healthcare Supplies—0.1%
Align Technology Inc.	1,059	69,735	(a)
Anika Therapeutics Inc.	437	16,676	(a)
Antares Pharma Inc.	4,824	5,837	(a)

Atrion Corp.	43	16,392
Cerus Corp.	2,865	18,107	(a)
DENTSPLY International Inc.	6,685	406,782
Endologix Inc.	2,040	20,196	(a)
Haemonetics Corp.	1,578	50,875	(a)
Halyard Health Inc.	2,111	70,529	(a)
ICU Medical Inc.	431	48,608	(a)
Lantheus Holdings Inc.	293	990	(a)
LDR Holding Corp.	750	18,832	(a)
Meridian Bioscience Inc.	1,262	25,896
Merit Medical Systems Inc.	1,340	24,911	(a)
Neogen Corp.	1,121	63,359	(a)
OraSure Technologies Inc.	1,698	10,935	(a)
Penumbra Inc.	106	5,704	(a)
Quidel Corp.	875	18,550	(a)
RTI Surgical Inc.	1,713	6,801	(a)
Sientra Inc.	196	1,160	(a)
STAAR Surgical Co.	1,167	8,332	(a)
The Cooper Companies Inc.	706	94,745
The Spectranetics Corp.	1,283	19,322	(a)
Unilife Corp.	3,630	1,797	(a)
Utah Medical Products Inc.	114	6,674
Vascular Solutions Inc.	528	18,158	(a)
West Pharmaceutical Services Inc.	3,221	193,969
		1,243,872

Healthcare Technology—0.1%
Allscripts Healthcare Solutions Inc.	2,721	41,849	(a)
Castlight Health Inc., Class B	1,041	4,445	(a)
Cerner Corp.	14,684	883,536	(a)
Computer Programs & Systems Inc.	338	16,815
Connecture Inc.	211	762	(a)
Evolent Health Inc. Class A	362	4,384	(a)
HealthStream Inc.	763	16,786	(a)
HMS Holdings Corp.	2,694	33,244	(a)
Imprivata Inc.	282	3,187	(a)
MedAssets Inc.	1,843	57,022	(a)
Medidata Solutions Inc.	1,652	81,427	(a)
Omnicell Inc.	1,094	34,001	(a)
Press Ganey Holdings Inc.	325	10,254	(a)
Quality Systems Inc.	1,496	24,116
Vocera Communications Inc.	798	9,736	(a)
		1,221,564

Heavy Electrical Equipment—0.0% *
AZZ Inc.	782	43,456
Power Solutions International Inc.	142	2,592	(a)
PowerSecure International Inc.	706	10,625	(a)
		56,673

Home Building—0.1%
Beazer Homes USA Inc.	942	10,824	(a)
CalAtlantic Group Inc.	3,441	130,483	(a)
Cavco Industries Inc.	268	22,327	(a)
Century Communities Inc.	477	8,448	(a)
DR Horton Inc.	15,607	499,892
Green Brick Partners Inc.	614	4,421	(a)
Hovnanian Enterprises Inc., Class A	3,563	6,449	(a)

Installed Building Products Inc.	598	14,848	(a)
KB Home	3,839	47,335
Lennar Corp., Class A	8,608	421,017
LGI Homes Inc.	443	10,778	(a)
M/I Homes Inc.	749	16,418	(a)
MDC Holdings Inc.	1,769	45,163
Meritage Homes Corp.	1,209	41,094	(a)
NVR Inc.	54	88,722	(a)
PulteGroup Inc.	15,350	273,537
Taylor Morrison Home Corp., Class A	987	15,792	(a)
The New Home Company Inc.	290	3,758	(a)
Toll Brothers Inc.	2,359	78,555	(a)
TRI Pointe Group Inc.	6,996	88,639	(a)
WCI Communities Inc.	484	10,783	(a)
William Lyon Homes, Class A	600	9,900	(a)
		1,849,183

Home Entertainment Software—0.1%
Activision Blizzard Inc.	24,050	930,975
Electronic Arts Inc.	14,905	1,024,272	(a)
Take-Two Interactive Software Inc.	2,530	88,145	(a)
		2,043,392

Home Furnishing Retail—0.0% *
Aaron’s Inc.	931	20,845
Bed Bath & Beyond Inc.	8,109	391,259	(a)
Haverty Furniture Companies Inc.	619	13,271
Kirkland’s Inc.	515	7,468
Mattress Firm Holding Corp.	622	27,760	(a)
Pier 1 Imports Inc.	2,736	13,926
Restoration Hardware Holdings Inc.	1,006	79,927	(a)
Select Comfort Corp.	1,586	33,956	(a)
Williams-Sonoma Inc.	1,225	71,552
		659,964

Home Furnishings—0.0% *
Bassett Furniture Industries Inc.	333	8,352
Ethan Allen Interiors Inc.	770	21,421
Flexsteel Industries Inc.	170	7,511
Hooker Furniture Corp.	331	8,354
La-Z-Boy Inc.	1,520	37,118
Leggett & Platt Inc.	6,542	274,895
Mohawk Industries Inc.	3,040	575,746	(a)
Tempur Sealy International Inc.	901	63,484	(a)
		996,881

Home Improvement Retail—0.5%
Lowe’s Companies Inc.	43,993	3,345,228
Lumber Liquidators Holdings Inc.	815	14,148	(a)
The Home Depot Inc.	60,959	8,061,828
Tile Shop Holdings Inc.	842	13,809	(a)
		11,435,013

Hotel & Resort REITs—0.1%
Ashford Hospitality Prime Inc.	845	12,253
Ashford Hospitality Trust Inc.	2,588	16,330
Chatham Lodging Trust	1,161	23,777
Chesapeake Lodging Trust	1,785	44,911
DiamondRock Hospitality Co.	5,999	57,890

FelCor Lodging Trust Inc.	4,231	30,886
Hersha Hospitality Trust	1,235	26,874
Hospitality Properties Trust	2,212	57,844
Host Hotels & Resorts Inc.	35,912	550,890
LaSalle Hotel Properties	5,029	126,530
Pebblebrook Hotel Trust	2,154	60,355
RLJ Lodging Trust	3,975	85,979
Ryman Hospitality Properties Inc.	1,308	67,545
Summit Hotel Properties Inc.	2,630	31,428
Sunstone Hotel Investors Inc.	6,233	77,850
Xenia Hotels & Resorts Inc.	3,345	51,279
		1,322,621

Hotels, Resorts & Cruise Lines—0.2%
Carnival Corp.	22,132	1,205,751
Diamond Resorts International Inc.	1,265	32,270	(a)
Interval Leisure Group Inc.	1,183	18,467
La Quinta Holdings Inc.	2,836	38,598	(a)
Marriott International Inc., Class A	9,270	621,461
Marriott Vacations Worldwide Corp.	777	44,250
Morgans Hotel Group Co.	842	2,837	(a)
Royal Caribbean Cruises Ltd.	8,203	830,226
Starwood Hotels & Resorts Worldwide Inc.	8,146	564,355
The Marcus Corp.	547	10,377
Wyndham Worldwide Corp.	5,647	410,254
		3,778,846

Household Appliances—0.0% *
Helen of Troy Ltd.	855	80,584	(a)
iRobot Corp.	901	31,895	(a)
NACCO Industries Inc., Class A	130	5,486
Whirlpool Corp.	3,750	550,763
		668,728

Household Products—0.7%
Central Garden & Pet Co., Class A	1,267	17,231	(a)
Church & Dwight Company Inc.	6,305	535,168
Colgate-Palmolive Co.	43,036	2,867,058
Energizer Holdings Inc.	897	30,552
HRG Group Inc.	2,385	32,341	(a)
Kimberly-Clark Corp.	17,417	2,217,184
Oil-Dri Corporation of America	146	5,377
Orchids Paper Products Co.	273	8,441
The Clorox Co.	6,151	780,131
The Procter & Gamble Co.	130,804	10,387,146
WD-40 Co.	441	43,505
		16,924,134

Housewares & Specialties—0.0% *
CSS Industries Inc.	277	7,861
Jarden Corp.	3,021	172,560	(a)
Libbey Inc.	665	14,178
Lifetime Brands Inc.	312	4,137
Newell Rubbermaid Inc.	12,804	564,400
Tupperware Brands Corp.	720	40,068
		803,204

Human Resource & Employment Services—0.0% *
Barrett Business Services Inc.	218	9,492
CDI Corp.	430	2,907

GP Strategies Corp.	404	10,144	(a)
Heidrick & Struggles International Inc.	559	15,216
Insperity Inc.	587	28,264
Kelly Services Inc., Class A	820	13,243
Kforce Inc.	744	18,808
Korn/Ferry International	1,499	49,737
ManpowerGroup Inc.	1,074	90,527
On Assignment Inc.	1,543	69,358	(a)
Robert Half International Inc.	6,431	303,157
Towers Watson & Co., Class A	1,006	129,231
TriNet Group Inc.	1,249	24,168	(a)
TrueBlue Inc.	1,272	32,767	(a)
Volt Information Sciences Inc.	290	2,361	(a)
WageWorks Inc.	1,082	49,090	(a)
		848,470

Hypermarkets & Super Centers—0.3%
Costco Wholesale Corp.	21,013	3,393,599
PriceSmart Inc.	589	48,881
Wal-Mart Stores Inc.	75,449	4,625,024
		8,067,504

Independent Power Producers & Energy Traders—0.0% *
AES Corp.	32,647	312,432
Atlantic Power Corp.	3,741	7,370
Dynegy Inc.	3,486	46,712	(a)
NRG Energy Inc.	15,809	186,072
NRG Yield Inc., Class A	1,044	14,522
NRG Yield Inc., Class C	1,854	27,365
Talen Energy Corp.	3,514	21,892	(a)
		616,365

Industrial Conglomerates—0.9%
3M Co.	29,607	4,459,999
Carlisle Companies Inc.	949	84,167
Danaher Corp.	28,677	2,663,520
General Electric Co.	453,781	14,135,278	(c)
Raven Industries Inc.	1,137	17,737
Roper Technologies Inc.	4,813	913,459
		22,274,160

Industrial Gases—0.1%
Air Products & Chemicals Inc.	9,322	1,212,885
Airgas Inc.	3,118	431,282
Praxair Inc.	13,697	1,402,573
		3,046,740

Industrial Machinery—0.3%
Actuant Corp., Class A	1,815	43,487
Albany International Corp., Class A	854	31,214
Altra Industrial Motion Corp.	795	19,939
Barnes Group Inc.	1,628	57,615
Blount International Inc.	1,516	14,872	(a)
Briggs & Stratton Corp.	1,354	23,424
Chart Industries Inc.	924	16,595	(a)
CIRCOR International Inc.	519	21,876
CLARCOR Inc.	2,220	110,290
Columbus McKinnon Corp.	599	11,321
Crane Co.	708	33,871

Donaldson Company Inc.	1,795	51,445
Dover Corp.	7,481	458,660
EnPro Industries Inc.	690	30,250
ESCO Technologies Inc.	785	28,370
Flowserve Corp.	6,377	268,344
Global Brass & Copper Holdings Inc.	612	13,036
Graco Inc.	815	58,737
Graham Corp.	318	5,349
Harsco Corp.	2,420	19,070
Hillenbrand Inc.	1,907	56,504
Hurco Companies Inc.	204	5,418
Hyster-Yale Materials Handling Inc.	285	14,948
IDEX Corp.	1,114	85,344
Illinois Tool Works Inc.	15,753	1,459,988
Ingersoll-Rand PLC	12,687	701,464
ITT Corp.	1,298	47,143
John Bean Technologies Corp.	884	44,050
Kadant Inc.	329	13,361
Kennametal Inc.	1,142	21,926
LB Foster Co., Class A	317	4,330
Lincoln Electric Holdings Inc.	961	49,866
Lydall Inc.	511	18,130	(a)
Milacron Holdings Corp.	394	4,929	(a)
Mueller Industries Inc.	1,692	45,853
Mueller Water Products Inc., Class A	4,881	41,977
NN Inc.	787	12,545
Nordson Corp.	781	50,101
Omega Flex Inc.	91	3,004
Parker-Hannifin Corp.	6,618	641,814
Proto Labs Inc.	707	45,029	(a)
RBC Bearings Inc.	707	45,665	(a)
Rexnord Corp.	3,092	56,027	(a)
Snap-on Inc.	2,782	476,918
Standex International Corp.	388	32,262
Stanley Black & Decker Inc.	7,199	768,349
Sun Hydraulics Corp.	685	21,735
Tennant Co.	558	31,393
The ExOne Co.	287	2,881	(a)
The Gorman-Rupp Co.	567	15,156
The Timken Co.	1,051	30,048
TriMas Corp.	1,376	25,662	(a)
Valmont Industries Inc.	335	35,517
Watts Water Technologies Inc., Class A	854	42,418
Woodward Inc.	2,782	138,154
Xerium Technologies Inc.	330	3,911	(a)
Xylem Inc.	8,678	316,747
		6,728,332

Industrial REITs—0.1%
DCT Industrial Trust Inc.	2,674	99,928
EastGroup Properties Inc.	978	54,387
First Industrial Realty Trust Inc.	3,309	73,228
Monmouth Real Estate Investment Corp., Class A	1,837	19,215
Prologis Inc.	25,059	1,075,532
Rexford Industrial Realty Inc.	1,725	28,221
STAG Industrial Inc.	1,964	36,236
Terreno Realty Corp.	1,299	29,383
		1,416,130

Insurance Brokers—0.1%
Arthur J Gallagher & Co.	2,575	105,421
Brown & Brown Inc.	1,703	54,666
Crawford & Co., Class B	883	4,689
eHealth Inc.	525	5,240	(a)
Marsh & McLennan Companies Inc.	25,081	1,390,741
Patriot National Inc.	265	1,778	(a)
		1,562,535

Integrated Oil & Gas—1.1%
Chevron Corp.	90,532	8,144,259
Exxon Mobil Corp.	200,246	15,609,176
Occidental Petroleum Corp.	36,721	2,482,706
		26,236,141

Integrated Telecommunication Services—0.8%
AT&T Inc.	295,727	10,175,966
Atlantic Tele-Network Inc.	309	24,173
CenturyLink Inc.	26,398	664,174
Cincinnati Bell Inc.	6,401	23,044	(a)
Consolidated Communications Holdings Inc.	1,525	31,949
Fairpoint Communications Inc.	623	10,012	(a)
Frontier Communications Corp.	55,632	259,801
General Communication Inc., Class A	1,061	20,986	(a)
Hawaiian Telcom Holdco Inc.	333	8,278	(a)
IDT Corp., Class B	529	6,168
Verizon Communications Inc.	195,597	9,040,493
Windstream Holdings Inc.	3,011	19,391
		20,284,435

Internet Retail—0.8%
1-800-Flowers.com Inc., Class A	748	5,445	(a)
Amazon.com Inc.	18,480	12,490,447	(a)
Blue Nile Inc.	369	13,701	(a)
Duluth Holdings Inc.	218	3,181	(a)
Etsy Inc.	582	4,807	(a)
Expedia Inc.	5,597	695,707
FTD Companies Inc.	550	14,393	(a)
Lands’ End Inc.	490	11,486	(a)
Liberty TripAdvisor Holdings Inc., Class A	2,211	67,082	(a)
Netflix Inc.	20,549	2,350,395	(a)
Nutrisystem Inc.	873	18,892
Overstock.com Inc.	368	4,519	(a)
PetMed Express Inc.	603	10,335
Shutterfly Inc.	978	43,580	(a)
The Priceline Group Inc.	2,395	3,053,505	(a)
TripAdvisor Inc.	5,399	460,265	(a)
Wayfair Inc., Class A	605	28,810	(a)
		19,276,550

Internet Software & Services—1.6%
Actua Corp.	1,217	13,935	(a)
Akamai Technologies Inc.	8,539	449,408	(a)
Alarm.com Holdings Inc.	193	3,219	(a)
Alphabet Inc., Class A	14,006	10,896,808	(a)
Alphabet Inc., Class C	14,282	10,838,326	(a)
Amber Road Inc.	538	2,736	(a)
Angie’s List Inc.	1,375	12,856	(a)
Apigee Corp.	151	1,213	(a)

Appfolio Inc. Class A	136	1,986	(a)
Bankrate Inc.	2,016	26,813	(a)
Bazaarvoice Inc.	1,887	8,265	(a)
Benefitfocus Inc.	245	8,916	(a)
Blucora Inc.	1,234	12,093	(a)
Box Inc., Class A	389	5,430	(a)
Brightcove Inc.	1,016	6,299	(a)
Carbonite Inc.	551	5,400	(a)
Care.com Inc.	588	4,210	(a)
ChannelAdvisor Corp.	667	9,238	(a)
comScore Inc.	1,041	42,837	(a)
Constant Contact Inc.	973	28,451	(a)
Cornerstone OnDemand Inc.	1,630	56,284	(a)
Cvent Inc.	703	24,542	(a)
Demandware Inc.	1,010	54,510	(a)
DHI Group Inc.	1,377	12,627	(a)
EarthLink Holdings Corp.	3,107	23,085
eBay Inc.	53,107	1,459,380	(a)
Endurance International Group Holdings Inc.	1,776	19,412	(a)
Envestnet Inc.	1,172	34,984	(a)
Everyday Health Inc.	667	4,015	(a)
Facebook Inc., Class A	109,148	11,423,431	(a)
Five9 Inc.	722	6,280	(a)
Gogo Inc.	1,695	30,171	(a)
GrubHub Inc.	2,276	55,079	(a)
GTT Communications Inc.	735	12,539	(a)
Hortonworks Inc.	233	5,103	(a)
Instructure Inc.	183	3,810	(a)
Internap Corp.	1,667	10,669	(a)
IntraLinks Holdings Inc.	1,200	10,884	(a)
j2 Global Inc.	2,116	174,189
Limelight Networks Inc.	1,908	2,786	(a)
Liquidity Services Inc.	752	4,888	(a)
LivePerson Inc.	1,717	11,590	(a)
LogMeIn Inc.	745	49,990	(a)
Marchex Inc., Class B	1,006	3,913
Marin Software Inc.	901	3,226	(a)
Marketo Inc.	1,049	30,117	(a)
MaxPoint Interactive Inc.	209	357	(a)
MINDBODY Inc., Class A	180	2,723	(a)
Monster Worldwide Inc.	2,746	15,735	(a)
New Relic Inc.	179	6,521	(a)
NIC Inc.	1,983	39,025
OPOWER Inc.	810	8,554	(a)
Q2 Holdings Inc.	585	15,426	(a)
QuinStreet Inc.	1,055	4,526	(a)
Quotient Technology Inc.	1,838	12,535	(a)
Rackspace Hosting Inc.	1,663	42,107	(a)
RealNetworks Inc.	647	2,750	(a)
Reis Inc.	271	6,431
RetailMeNot Inc.	1,160	11,507	(a)
Rocket Fuel Inc.	813	2,837	(a)
SciQuest Inc.	825	10,700	(a)
Shutterstock Inc.	594	19,210	(a)
SPS Commerce Inc.	501	35,175	(a)
Stamps.com Inc.	431	47,242	(a)
TechTarget Inc.	584	4,690	(a)

Textura Corp.	604	13,034	(a)
Travelzoo Inc.	237	1,984	(a)
TrueCar Inc.	1,467	13,995	(a)
United Online Inc.	456	5,376	(a)
VeriSign Inc.	4,776	417,231	(a)
Web.com Group Inc.	1,326	26,533	(a)
WebMD Health Corp.	1,144	55,255	(a)
Xactly Corp.	161	1,373	(a)
XO Group Inc.	788	12,655	(a)
Yahoo! Inc.	41,771	1,389,304	(a)
		38,130,734

Investment Banking & Brokerage—0.4%
BGC Partners Inc., Class A	5,454	53,504
Cowen Group Inc., Class A	3,397	13,010	(a)
E*TRADE Financial Corp.	13,874	411,225	(a)
Evercore Partners Inc., Class A	1,050	56,773
Greenhill & Company Inc.	885	25,320
Houlihan Lokey Inc.	352	9,226	(a)
INTL. FCStone Inc.	452	15,124	(a)
Investment Technology Group Inc.	1,040	17,701
KCG Holdings Inc., Class A	966	11,891	(a)
Ladenburg Thalmann Financial Services Inc.	3,202	8,838	(a)
Moelis & Co., Class A	518	15,115
Morgan Stanley	72,847	2,317,263
Oppenheimer Holdings Inc., Class A	308	5,353
Piper Jaffray Cos.	440	17,776	(a)
Raymond James Financial Inc.	1,868	108,288
RCS Capital Corp., Class A	1,516	462	(a)
Stifel Financial Corp.	3,043	128,901	(a)
The Charles Schwab Corp.	57,634	1,897,888
The Goldman Sachs Group Inc.	19,072	3,437,347
Virtu Financial Inc., Class A	584	13,222
		8,564,227

IT Consulting & Other Services—0.4%
6D Global Technologies Inc.	607	1,766	(a)
Acxiom Corp.	3,482	72,844	(a)
CACI International Inc., Class A	724	67,173	(a)
CIBER Inc.	2,449	8,596	(a)
Cognizant Technology Solutions Corp., Class A	29,143	1,749,163	(a)
Computer Sciences Corp.	2,009	65,654
CSRA Inc.	6,614	198,420
Datalink Corp.	673	4,576	(a)
EPAM Systems Inc.	1,470	115,572	(a)
Forrester Research Inc.	304	8,658
Gartner Inc.	1,207	109,475	(a)
International Business Machines Corp.	42,899	5,903,760
Leidos Holdings Inc.	928	52,209
Lionbridge Technologies Inc.	1,954	9,594	(a)
ManTech International Corp., Class A	737	22,287
Perficient Inc.	1,006	17,223	(a)
PFSweb Inc.	371	4,775	(a)
Science Applications International Corp.	1,988	91,011
ServiceSource International Inc.	1,741	8,026	(a)
Teradata Corp.	6,396	168,982	(a)
The Hackett Group Inc.	716	11,506

Unisys Corp.	1,523	16,829	(a)
Virtusa Corp.	900	37,206	(a)
		8,745,305
Leisure Facilities—0.0% *
ClubCorp Holdings Inc.	1,326	24,226
International Speedway Corp., Class A	1,233	41,577
Intrawest Resorts Holdings Inc.	552	4,317	(a)
Planet Fitness Inc., Class A	458	7,158	(a)
SeaWorld Entertainment Inc.	2,075	40,857
Speedway Motorsports Inc.	350	7,252
Vail Resorts Inc.	1,095	140,149
		265,536

Leisure Products—0.0% *
Arctic Cat Inc.	398	6,519
Black Diamond Inc.	713	3,151	(a)
Brunswick Corp.	1,339	67,633
Callaway Golf Co.	2,354	22,175
Escalade Inc.	302	4,001
Hasbro Inc.	5,375	362,060
JAKKS Pacific Inc.	594	4,728	(a)
Johnson Outdoors Inc., Class A	147	3,218
Malibu Boats Inc., Class A	550	9,003	(a)
Marine Products Corp.	339	2,048
Mattel Inc.	16,190	439,882
MCBC Holdings Inc.	154	2,110	(a)
Nautilus Inc.	951	15,901	(a)
Polaris Industries Inc.	887	76,238
Smith & Wesson Holding Corp.	1,635	35,937	(a)
Sturm Ruger & Company Inc.	565	33,680
Vista Outdoor Inc.	914	40,682	(a)
		1,128,966

Life & Health Insurance—0.3%
Aflac Inc.	20,592	1,233,461
American Equity Investment Life Holding Co.	2,421	58,177
Citizens Inc.	1,530	11,368	(a)
CNO Financial Group Inc.	8,120	155,011
FBL Financial Group Inc., Class A	287	18,265
Fidelity & Guaranty Life	347	8,803
Genworth Financial Inc., Class A	7,215	26,912	(a)
Independence Holding Co.	199	2,756
Lincoln National Corp.	11,999	603,070
MetLife Inc.	53,399	2,574,366
National Western Life Group Inc., Class A	69	17,384
Primerica Inc.	2,088	98,616
Principal Financial Group Inc.	13,106	589,508
Prudential Financial Inc.	21,563	1,755,444
StanCorp Financial Group Inc.	615	70,036
Symetra Financial Corp.	2,277	72,340
Torchmark Corp.	5,564	318,038
Unum Group	11,795	392,655
		8,006,210

Life Sciences Tools & Services—0.3%
Accelerate Diagnostics Inc.	648	13,925	(a)
Affymetrix Inc.	2,347	23,681	(a)
Agilent Technologies Inc.	15,845	662,479
Albany Molecular Research Inc.	748	14,848	(a)

Bio-Rad Laboratories Inc., Class A	299	41,459	(a)
Bio-Techne Corp.	540	48,600
Cambrex Corp.	950	44,735	(a)
Charles River Laboratories International Inc.	677	54,424	(a)
Fluidigm Corp.	868	9,383	(a)
Harvard Bioscience Inc.	995	3,453	(a)
Illumina Inc.	7,039	1,351,101	(a)
INC Research Holdings Inc., Class A	390	18,919	(a)
Luminex Corp.	1,290	27,593	(a)
Mettler-Toledo International Inc.	399	135,313	(a)
NanoString Technologies Inc.	394	5,796	(a)
NeoGenomics Inc.	1,647	12,962	(a)
Pacific Biosciences of California Inc.	1,852	24,317	(a)
PAREXEL International Corp.	2,437	166,008	(a)
PerkinElmer Inc.	5,421	290,403
PRA Health Sciences Inc.	596	26,981	(a)
Sequenom Inc.	3,559	5,837	(a)
Thermo Fisher Scientific Inc.	19,187	2,721,676
Waters Corp.	3,934	529,438	(a)
		6,233,331

Managed Healthcare—0.5%
Aetna Inc.	16,771	1,813,281
Anthem Inc.	12,507	1,743,976
Centene Corp.	1,730	113,851	(a)
Cigna Corp.	12,387	1,812,590
Health Net Inc.	1,123	76,881	(a)
HealthEquity Inc.	1,099	27,552	(a)
Humana Inc.	7,083	1,264,386
Magellan Health Inc.	695	42,854	(a)
Molina Healthcare Inc.	1,773	106,610	(a)
Trupanion Inc.	490	4,782	(a)
UnitedHealth Group Inc.	45,850	5,393,794
Universal American Corp.	1,535	10,745
WellCare Health Plans Inc.	1,968	153,917	(a)
		12,565,219

Marine—0.0% *
Eagle Bulk Shipping Inc.	670	2,358	(a)
Kirby Corp.	797	41,938	(a)
Matson Inc.	1,298	55,334
Scorpio Bulkers Inc.	796	7,870	(a)
		107,500

Metal & Glass Containers—0.0% *
AptarGroup Inc.	915	66,475
Ball Corp.	6,606	480,454
Berry Plastics Group Inc.	3,599	130,212	(a)
Greif Inc., Class A	1,310	40,361
Myers Industries Inc.	727	9,684
Owens-Illinois Inc.	8,035	139,970	(a)
Silgan Holdings Inc.	581	31,211
		898,367

Mortgage REITs—0.0% *
AG Mortgage Investment Trust Inc.	859	11,030
Altisource Residential Corp.	1,728	21,444
American Capital Mortgage Investment Corp.	1,551	21,652
Anworth Mortgage Asset Corp.	3,146	13,685

Apollo Commercial Real Estate Finance Inc.	1,757	30,273
Apollo Residential Mortgage Inc.	942	11,257
Ares Commercial Real Estate Corp.	798	9,129
ARMOUR Residential REIT Inc.	1,090	23,718
Capstead Mortgage Corp.	2,916	25,486
Colony Capital Inc., Class A	3,359	65,433
CYS Investments Inc.	4,802	34,238
Dynex Capital Inc.	1,610	10,224
Great Ajax Corp.	127	1,539
Hannon Armstrong Sustainable Infrastructure Capital Inc.	976	18,466
Hatteras Financial Corp.	2,926	38,477
Invesco Mortgage Capital Inc.	3,771	46,723
iStar Inc.	2,497	29,290	(a)
Ladder Capital Corp., Class A	1,182	14,680
New Residential Investment Corp.	6,950	84,512
New York Mortgage Trust Inc.	3,329	17,744
Orchid Island Capital Inc.	629	6,246
PennyMac Mortgage Investment Trust	2,263	34,533
Redwood Trust Inc.	2,508	33,106
Resource Capital Corp.	1,036	13,219
United Development Funding IV	936	10,296
Western Asset Mortgage Capital Corp.	1,285	13,133
		639,533

Motorcycle Manufacturers—0.0% *
Harley-Davidson Inc.	9,226	418,768

Movies & Entertainment—0.5%
AMC Entertainment Holdings Inc., Class A	645	15,480
Carmike Cinemas Inc.	741	16,999	(a)
Cinemark Holdings Inc.	1,535	51,315
DreamWorks Animation SKG Inc., Class A	3,352	86,381	(a)
Global Eagle Entertainment Inc.	1,391	13,729	(a)
Live Nation Entertainment Inc.	2,118	52,039	(a)
Reading International Inc., Class A	514	6,739	(a)
Rentrak Corp.	384	18,251	(a)
SFX Entertainment Inc.	1,383	263	(a)
The Walt Disney Co.	73,115	7,682,924
Time Warner Inc.	38,460	2,487,208
Twenty-First Century Fox Inc., Class A	56,291	1,528,864
Twenty-First Century Fox Inc., Class B	20,617	561,401
Viacom Inc., Class B	16,613	683,791
World Wrestling Entertainment Inc., Class A	908	16,199
		13,221,583

Multi-Line Insurance—0.2%
American Financial Group Inc.	1,043	75,179
American International Group Inc.	59,485	3,686,286
Assurant Inc.	3,195	257,325
Horace Mann Educators Corp.	1,241	41,176
Kemper Corp.	2,007	74,761
Loews Corp.	13,466	517,094
National General Holdings Corp.	1,181	25,817
The Hartford Financial Services Group Inc.	19,835	862,029
		5,539,667

Multi-Sector Holdings—0.5%
Berkshire Hathaway Inc., Class B	90,096	11,896,276	(a)
FNFV Group	2,425	27,233	(a)

Leucadia National Corp.	16,126	280,431
PICO Holdings Inc.	676	6,976	(a)
		12,210,916

Multi-Utilities—0.4%
Alliant Energy Corp.	1,642	102,543
Ameren Corp.	11,601	501,511
Avista Corp.	1,888	66,779
Black Hills Corp.	2,172	100,846
CenterPoint Energy Inc.	20,572	377,702
CMS Energy Corp.	13,228	477,266
Consolidated Edison Inc.	14,003	899,973
Dominion Resources Inc.	28,621	1,935,924
DTE Energy Co.	8,581	688,110
MDU Resources Group Inc.	2,841	52,047
NiSource Inc.	15,198	296,513
NorthWestern Corp.	1,414	76,710
PG&E Corp.	23,581	1,254,273
Public Service Enterprise Group Inc.	24,186	935,756
SCANA Corp.	6,833	413,328
Sempra Energy	11,261	1,058,647
TECO Energy Inc.	11,246	299,706
Vectren Corp.	1,202	50,989
WEC Energy Group Inc.	15,094	774,473
		10,363,096

Office REITs—0.1%
Alexandria Real Estate Equities Inc.	1,049	94,788
BioMed Realty Trust Inc.	2,947	69,814
Boston Properties Inc.	7,343	936,526
Corporate Office Properties Trust	1,356	29,602
Douglas Emmett Inc.	2,024	63,108
Easterly Government Properties Inc.	416	7,147
Franklin Street Properties Corp.	2,715	28,100
Government Properties Income Trust	2,132	33,835
Highwoods Properties Inc.	4,214	183,730
Hudson Pacific Properties Inc.	2,237	62,949
Kilroy Realty Corp.	1,339	84,732
Mack-Cali Realty Corp.	3,931	91,789
New York REIT Inc.	4,935	56,753
Parkway Properties Inc.	2,573	40,216
SL Green Realty Corp.	4,763	538,124
Vornado Realty Trust	8,472	846,861
		3,168,074

Office Services & Supplies—0.0% *
ACCO Brands Corp.	3,334	23,771	(a)
ARC Document Solutions Inc.	1,235	5,459	(a)
Essendant Inc.	1,130	36,736
Herman Miller Inc.	2,656	76,227
HNI Corp.	1,960	70,678
Interface Inc.	1,964	37,591
Kimball International Inc., Class B	1,026	10,024
Knoll Inc.	1,479	27,805
MSA Safety Inc.	1,357	58,989
NL Industries Inc.	176	535	(a)
Pitney Bowes Inc.	9,607	198,385

Steelcase Inc., Class A	2,469	36,788
West Corp.	1,592	34,339
		617,327
Oil & Gas Drilling—0.0% *
Atwood Oceanics Inc.	2,824	28,890
Diamond Offshore Drilling Inc.	3,348	70,643
Helmerich & Payne Inc.	5,152	275,890
Independence Contract Drilling Inc.	499	2,520	(a)
Nabors Industries Ltd.	4,128	35,129
Parker Drilling Co.	3,775	6,870	(a)
Patterson-UTI Energy Inc.	2,121	31,985
Pioneer Energy Services Corp.	1,997	4,333	(a)
Rowan Companies PLC, Class A	1,798	30,476
Unit Corp.	1,518	18,520	(a)
		505,256

Oil & Gas Equipment & Services—0.4%
Archrock Inc.	2,100	15,792
Baker Hughes Inc.	20,840	961,766
Basic Energy Services Inc.	1,313	3,519	(a)
Bristow Group Inc.	1,055	27,324
C&J Energy Services Ltd.	1,693	8,059	(a)
Cameron International Corp.	9,157	578,722	(a)
CARBO Ceramics Inc.	590	10,148
Dril-Quip Inc.	558	33,050	(a)
Era Group Inc.	632	7,047	(a)
Exterran Corp.	1,050	16,852	(a)
Fairmount Santrol Holdings Inc.	1,982	4,658	(a)
FMC Technologies Inc.	10,972	318,298	(a)
Forum Energy Technologies Inc.	1,794	22,353	(a)
Geospace Technologies Corp.	408	5,740	(a)
Gulfmark Offshore Inc., Class A	795	3,713
Halliburton Co.	41,145	1,400,576
Helix Energy Solutions Group Inc.	3,209	16,879	(a)
Hornbeck Offshore Services Inc.	966	9,602	(a)
ION Geophysical Corp.	4,117	2,071	(a)
Key Energy Services Inc.	4,123	1,988	(a)
Matrix Service Co.	803	16,494	(a)
McDermott International Inc.	7,231	24,224	(a)
National Oilwell Varco Inc.	18,067	605,064
Natural Gas Services Group Inc.	389	8,675	(a)
Newpark Resources Inc.	2,540	13,411	(a)
Oceaneering International Inc.	1,430	53,654
Oil States International Inc.	2,325	63,356	(a)
PHI Inc.	369	6,055	(a)
RigNet Inc.	361	7,469	(a)
Schlumberger Ltd.	60,636	4,229,361
SEACOR Holdings Inc.	553	29,066	(a)
Seventy Seven Energy Inc.	1,735	1,822	(a)
Superior Energy Services Inc.	2,171	29,243
Tesco Corp.	1,192	8,630
TETRA Technologies Inc.	2,388	17,958	(a)
Tidewater Inc.	1,417	9,862
U.S. Silica Holdings Inc.	1,616	30,268
		8,602,769

Oil & Gas Exploration & Production—0.5%
Abraxas Petroleum Corp.	2,905	3,079	(a)
Anadarko Petroleum Corp.	24,289	1,179,960

Apache Corp.	18,072	803,662
Approach Resources Inc.	1,125	2,070	(a)
Bill Barrett Corp.	1,492	5,864	(a)
Bonanza Creek Energy Inc.	1,494	7,873	(a)
Cabot Oil & Gas Corp.	19,785	349,997
California Resources Corp.	4,419	10,296
Callon Petroleum Co.	2,377	19,824	(a)
Carrizo Oil & Gas Inc.	1,671	49,428	(a)
Chesapeake Energy Corp.	25,787	116,041
Cimarex Energy Co.	4,517	403,729
Clayton Williams Energy Inc.	183	5,411	(a)
ConocoPhillips	59,358	2,771,425
Contango Oil & Gas Co.	499	3,199	(a)
Denbury Resources Inc.	5,234	10,573
Devon Energy Corp.	18,472	591,104
Earthstone Energy Inc.	35	466	(a)
Eclipse Resources Corp.	1,470	2,675	(a)
Energen Corp.	1,151	47,179
Energy XXI Ltd.	2,863	2,892
EOG Resources Inc.	26,423	1,870,484
EQT Corp.	7,287	379,871
Erin Energy Corp.	422	1,350	(a)
Evolution Petroleum Corp.	780	3,752
EXCO Resources Inc.	4,811	5,966	(a)
Gastar Exploration Inc.	2,509	3,287	(a)
Gulfport Energy Corp.	1,576	38,722	(a)
Halcon Resources Corp.	2,042	2,573	(a)
Hess Corp.	11,529	558,926
Isramco Inc.	25	2,233	(a)
Jones Energy Inc., Class A	890	3,427	(a)
Marathon Oil Corp.	32,377	407,626
Matador Resources Co.	2,214	43,771	(a)
Murphy Oil Corp.	7,764	174,302
Newfield Exploration Co.	7,792	253,708	(a)
Noble Energy Inc.	20,323	669,236
Northern Oil and Gas Inc.	1,910	7,373	(a)
Oasis Petroleum Inc.	4,215	31,065	(a)
Panhandle Oil and Gas Inc., Class A	508	8,209
Parsley Energy Inc., Class A	2,715	50,092	(a)
PDC Energy Inc.	1,212	64,697	(a)
Penn Virginia Corp.	2,222	667	(a)
Pioneer Natural Resources Co.	7,139	895,088
QEP Resources Inc.	2,319	31,075
Range Resources Corp.	8,297	204,189
Rex Energy Corp.	1,491	1,566	(a)
Ring Energy Inc.	700	4,935	(a)
RSP Permian Inc.	1,878	45,804	(a)
Sanchez Energy Corp.	1,607	6,926	(a)
SandRidge Energy Inc.	13,359	2,672	(a)
SM Energy Co.	981	19,286
Southwestern Energy Co.	18,381	130,689	(a)
Stone Energy Corp.	1,714	7,353	(a)
Synergy Resources Corp.	3,144	26,787	(a)
TransAtlantic Petroleum Ltd.	764	1,062	(a)
Triangle Petroleum Corp.	1,459	1,123	(a)
Ultra Petroleum Corp.	4,648	11,620	(a)

W&T Offshore Inc.	1,083	2,502
WPX Energy Inc.	3,345	19,200	(a)
		12,379,961

Oil & Gas Refining & Marketing—0.2%
Adams Resources & Energy Inc.	67	2,573
Alon USA Energy Inc.	939	13,935
Clean Energy Fuels Corp.	2,170	7,812	(a)
Delek US Holdings Inc.	1,740	42,804
Green Plains Inc.	1,151	26,358
HollyFrontier Corp.	2,668	106,427
Marathon Petroleum Corp.	25,635	1,328,918
Pacific Ethanol Inc.	921	4,402	(a)
Par Pacific Holdings Inc.	490	11,535	(a)
Phillips 66	22,893	1,872,647
Renewable Energy Group Inc.	1,309	12,161	(a)
REX American Resources Corp.	167	9,030	(a)
Tesoro Corp.	5,789	609,987
Valero Energy Corp.	23,152	1,637,078
Western Refining Inc.	3,162	112,630
World Fuel Services Corp.	1,038	39,921
		5,838,218

Oil & Gas Storage & Transportation—0.2%
Columbia Pipeline Group Inc.	18,708	374,160
Dorian LPG Ltd.	771	9,075	(a)
GasLog Ltd.	1,254	10,408
Gener8 Maritime Inc.	419	3,959	(a)
Kinder Morgan Inc.	88,016	1,313,199
Nordic American Tankers Ltd.	2,689	41,787
ONEOK Inc.	10,001	246,625
SemGroup Corp., Class A	1,330	38,384
Ship Finance International Ltd.	1,779	29,478
Spectra Energy Corp.	32,099	768,450
The Williams Companies Inc.	32,619	838,308
		3,673,833

Other Diversified Financial Services—0.0% *
Tiptree Financial Inc., Class A	878	5,391

Packaged Foods & Meats—0.6%
Amplify Snack Brands Inc.	430	4,954	(a)
B&G Foods Inc.	1,751	61,320
Boulder Brands Inc.	1,580	17,348	(a)
Cal-Maine Foods Inc.	939	43,513
Calavo Growers Inc.	445	21,805
Campbell Soup Co.	8,611	452,508
ConAgra Foods Inc.	20,642	870,267
Dean Foods Co.	4,188	71,824
Diamond Foods Inc.	795	30,647	(a)
Farmer Bros Co.	226	7,293	(a)
Flowers Foods Inc.	2,688	57,765
Freshpet Inc.	639	5,425	(a)
General Mills Inc.	28,627	1,650,633
Hormel Foods Corp.	6,444	509,592
Inventure Foods Inc.	601	4,267	(a)
J&J Snack Foods Corp.	450	52,502
John B Sanfilippo & Son Inc.	249	13,453
Kellogg Co.	12,172	879,670

Keurig Green Mountain Inc.	5,584	502,448
Lancaster Colony Corp.	839	96,871
Landec Corp.	848	10,032	(a)
Lifeway Foods Inc.	157	1,743	(a)
McCormick & Company Inc.	5,545	474,430
Mead Johnson Nutrition Co.	9,480	748,446
Mondelez International Inc., Class A	76,407	3,426,090
Omega Protein Corp.	674	14,963	(a)
Post Holdings Inc.	2,762	170,415	(a)
Sanderson Farms Inc.	672	52,093
Seaboard Corp.	8	23,158	(a)
Seneca Foods Corp., Class A	168	4,869	(a)
Snyder’s-Lance Inc.	1,475	50,593
The Hain Celestial Group Inc.	1,491	60,222	(a)
The Hershey Co.	6,984	623,462
The JM Smucker Co.	5,722	705,751
The Kraft Heinz Co.	28,603	2,081,154
The WhiteWave Foods Co., Class A	2,554	99,376	(a)
Tootsie Roll Industries Inc.	832	26,283
TreeHouse Foods Inc.	1,917	150,408	(a)
Tyson Foods Inc., Class A	14,223	758,513
		14,836,106

Paper Packaging—0.1%
AEP Industries Inc.	123	9,489	(a)
Avery Dennison Corp.	4,372	273,950
Bemis Company Inc.	1,397	62,432
International Paper Co.	19,973	752,982
Multi Packaging Solutions International Ltd.	448	7,773	(a)
Packaging Corporation of America	1,424	89,783
Sealed Air Corp.	9,491	423,299
Sonoco Products Co.	1,473	60,201
WestRock Co.	12,520	571,162
		2,251,071

Paper Products—0.0% *
Clearwater Paper Corp.	469	21,354	(a)
Domtar Corp.	905	33,440
KapStone Paper and Packaging Corp.	2,590	58,508
Neenah Paper Inc.	515	32,151
PH Glatfelter Co.	1,325	24,433
Schweitzer-Mauduit International Inc.	929	39,009
Wausau Paper Corp.	1,297	13,268
		222,163

Personal Products—0.0% *
Avon Products Inc.	6,465	26,183
Edgewell Personal Care Co.	875	68,574
Elizabeth Arden Inc.	777	7,692	(a)
Inter Parfums Inc.	506	12,053
Medifast Inc.	347	10,542	(a)
Natural Health Trends Corp.	246	8,248
Nature’s Sunshine Products Inc.	313	3,168
Nutraceutical International Corp.	262	6,765	(a)
Revlon Inc., Class A	354	9,855	(a)
Synutra International Inc.	640	3,015	(a)
The Estee Lauder Companies Inc., Class A	10,700	942,242
USANA Health Sciences Inc.	172	21,973	(a)
		1,120,310

Pharmaceuticals—2.0%
Aclaris Therapeutics Inc.	156	4,203	(a)
Aerie Pharmaceuticals Inc.	607	14,780	(a)
Agile Therapeutics Inc.	319	3,113	(a)
Akorn Inc.	1,152	42,981	(a)
Alimera Sciences Inc.	895	2,166	(a)
Allergan PLC	18,959	5,924,687	(a)
Amphastar Pharmaceuticals Inc.	950	13,518	(a)
ANI Pharmaceuticals Inc.	236	10,650	(a)
Aratana Therapeutics Inc.	890	4,966	(a)
Assembly Biosciences Inc.	441	3,312	(a)
BioDelivery Sciences International Inc.	1,392	6,668	(a)
Bristol-Myers Squibb Co.	80,247	5,520,191
Carbylan Therapeutics Inc.	379	1,372	(a)
Catalent Inc.	3,938	98,568	(a)
Cempra Inc.	963	29,978	(a)
Collegium Pharmaceutical Inc.	207	5,693	(a)
Corcept Therapeutics Inc.	1,918	9,552	(a)
Corium International Inc.	265	2,152	(a)
Depomed Inc.	1,816	32,924	(a)
Dermira Inc.	440	15,228	(a)
Durect Corp.	3,479	7,689	(a)
Eli Lilly & Co.	46,924	3,953,816
Endocyte Inc.	1,168	4,684	(a)
Flex Pharma Inc.	175	2,179	(a)
Furiex Pharmaceuticals Inc.	244	—	(a,**)
Heska Corp.	175	6,769	(a)
Impax Laboratories Inc.	2,159	92,319	(a)
Intersect ENT Inc.	477	10,732	(a)
Intra-Cellular Therapies Inc.	769	41,365	(a)
Johnson & Johnson	133,008	13,662,582
Lannett Company Inc.	805	32,297	(a)
Mallinckrodt PLC	5,611	418,749	(a)
Merck & Company Inc.	134,313	7,094,413
Mylan N.V.	19,742	1,067,450	(a)
Nektar Therapeutics	3,980	67,063	(a)
Neos Therapeutics Inc.	137	1,962	(a)
Ocular Therapeutix Inc.	428	4,010	(a)
Omeros Corp.	1,142	17,964	(a)
Pacira Pharmaceuticals Inc.	1,103	84,699	(a)
Paratek Pharmaceuticals Inc.	376	7,133	(a)
Pernix Therapeutics Holdings Inc.	1,357	4,003	(a)
Pfizer Inc.	296,758	9,579,348
Phibro Animal Health Corp., Class A	528	15,909
POZEN Inc.	884	6,038	(a)
Prestige Brands Holdings Inc.	1,586	81,647	(a)
Relypsa Inc.	984	27,887	(a)
Revance Therapeutics Inc.	562	19,198	(a)
Sagent Pharmaceuticals Inc.	665	10,580	(a)
SciClone Pharmaceuticals Inc.	1,489	13,699	(a)
Sucampo Pharmaceuticals Inc., Class A	746	12,898	(a)
Supernus Pharmaceuticals Inc.	1,037	13,937	(a)
Teligent Inc.	1,287	11,454	(a)
Tetraphase Pharmaceuticals Inc.	1,093	10,963	(a)
The Medicines Co.	2,004	74,829	(a)
TherapeuticsMD Inc.	3,843	39,852	(a)
Theravance Inc.	2,572	27,109

VIVUS Inc.	3,112	3,174	(a)
XenoPort Inc.	1,752	9,618	(a)
Zoetis Inc.	21,947	1,051,700
Zogenix Inc.	700	10,318	(a)
Zynerba Pharmaceuticals Inc.	103	1,037	(a)
		49,349,775

Precious Metals & Minerals—0.0% *
Stillwater Mining Co.	3,665	31,409	(a)

Property & Casualty Insurance—0.3%
Ambac Financial Group Inc.	1,374	19,360	(a)
AMERISAFE Inc.	574	29,217
Atlas Financial Holdings Inc.	329	6,547	(a)
Baldwin & Lyons Inc., Class B	280	6,728
Cincinnati Financial Corp.	7,061	417,799
Donegal Group Inc., Class A	224	3,154
EMC Insurance Group Inc.	227	5,743
Employers Holdings Inc.	967	26,399
Federated National Holding Co.	422	12,474
First American Financial Corp.	4,844	173,900
Hallmark Financial Services Inc.	450	5,261	(a)
HCI Group Inc.	260	9,061
Heritage Insurance Holdings Inc.	766	16,714
Infinity Property & Casualty Corp.	345	28,369
MBIA Inc.	4,033	26,134	(a)
Mercury General Corp.	519	24,170
National Interstate Corp.	204	5,447
Old Republic International Corp.	3,521	65,596
OneBeacon Insurance Group Ltd., Class A	639	7,930
RLI Corp.	1,309	80,831
Safety Insurance Group Inc.	444	25,033
Selective Insurance Group Inc.	1,711	57,455
State Auto Financial Corp.	445	9,163
State National Companies Inc.	944	9,261
Stewart Information Services Corp.	697	26,019
The Allstate Corp.	18,620	1,156,116
The Chubb Corp.	10,924	1,448,959
The Hanover Insurance Group Inc.	630	51,244
The Navigators Group Inc.	319	27,367	(a)
The Progressive Corp.	28,014	890,845
The Travelers Companies Inc.	14,628	1,650,916
United Fire Group Inc.	607	23,254
United Insurance Holdings Corp.	531	9,080
Universal Insurance Holdings Inc.	974	22,577
WR Berkley Corp.	1,435	78,566
		6,456,689

Publishing—0.0% *
Daily Journal Corp.	34	6,868	(a)
John Wiley & Sons Inc., Class A	711	32,016
Journal Media Group Inc.	753	9,051
Meredith Corp.	1,649	71,319
New Media Investment Group Inc.	1,348	26,232
News Corp., Class A	18,216	243,366
News Corp., Class B	5,375	75,035
Scholastic Corp.	806	31,080
The New York Times Co., Class A	5,884	78,963

Time Inc.	4,869	76,297
Tribune Publishing Co.	723	6,666
		656,893

Railroads—0.3%
CSX Corp.	47,034	1,220,532
Genesee & Wyoming Inc., Class A	826	44,348	(a)
Kansas City Southern	5,277	394,034
Norfolk Southern Corp.	14,410	1,218,942
Union Pacific Corp.	41,060	3,210,892
		6,088,748

Real Estate Development—0.0% *
AV Homes Inc.	379	4,855	(a)
Forestar Group Inc.	1,004	10,984	(a)
		15,839

Real Estate Operating Companies—0.0% *
FRP Holdings Inc.	212	7,195	(a)

Real Estate Services—0.0% *
CBRE Group Inc., Class A	13,859	479,244	(a)
Jones Lang LaSalle Inc.	652	104,229
Kennedy-Wilson Holdings Inc.	2,817	67,833
Marcus & Millichap Inc.	410	11,947	(a)
RE/MAX Holdings Inc., Class A	355	13,242
		676,495

Regional Banks—0.6%
1st Source Corp.	486	15,003
Access National Corp.	216	4,419
American National Bankshares Inc.	261	6,684
Ameris Bancorp.	972	33,038
Ames National Corp.	263	6,388
Arrow Financial Corp.	311	8,450
Associated Banc-Corp.	2,173	40,744
Banc of California Inc.	1,075	15,717
BancFirst Corp.	212	12,427
BancorpSouth Inc.	4,154	99,654
Bank of Hawaii Corp.	629	39,564
Bank of Marin Bancorp.	171	9,131
Bank of the Ozarks Inc.	3,536	174,891
Banner Corp.	633	29,029
Bar Harbor Bankshares	175	6,024
BB&T Corp.	37,513	1,418,367
BBCN Bancorp Inc.	2,407	41,449
Berkshire Hills Bancorp Inc.	895	26,053
Blue Hills Bancorp Inc.	831	12,723
BNC Bancorp	768	19,492
Boston Private Financial Holdings Inc.	2,518	28,554
Bridge Bancorp Inc.	361	10,985
Bryn Mawr Bank Corp.	527	15,135
C1 Financial Inc.	180	4,358	(a)
Camden National Corp.	227	10,008
Capital Bank Financial Corp., Class A	534	17,077
Capital City Bank Group Inc.	345	5,296
Cardinal Financial Corp.	971	22,090
Cascade Bancorp	924	5,609	(a)
Cathay General Bancorp.	3,512	110,031
Centerstate Banks Inc.	1,389	21,738

Central Pacific Financial Corp.	712	15,678
Century Bancorp Inc., Class A	102	4,433
Chemical Financial Corp.	1,015	34,784
Citizens & Northern Corp.	330	6,930
City Holding Co.	455	20,766
CNB Financial Corp.	411	7,410
CoBiz Financial Inc.	1,131	15,178
Columbia Banking System Inc.	1,740	56,567
Commerce Bancshares Inc.	1,226	52,154
Community Bank System Inc.	1,237	49,406
Community Trust Bancorp Inc.	466	16,291
CommunityOne Bancorp	379	5,105	(a)
ConnectOne Bancorp Inc.	900	16,821
CU Bancorp	509	12,908	(a)
Cullen/Frost Bankers Inc.	809	48,540
Customers Bancorp Inc.	811	22,075	(a)
CVB Financial Corp.	3,178	53,772
Eagle Bancorp Inc.	910	45,928	(a)
East West Bancorp Inc.	2,092	86,944
Enterprise Bancorp Inc.	242	5,530
Enterprise Financial Services Corp.	598	16,953
Farmers Capital Bank Corp.	230	6,235	(a)
FCB Financial Holdings Inc., Class A	845	30,243	(a)
Fidelity Southern Corp.	526	11,735
Fifth Third Bancorp	38,404	771,920
Financial Institutions Inc.	407	11,396
First BanCorp	588	11,019
First Bancorp Inc.	330	6,755
First Busey Corp.	734	15,142
First Business Financial Services Inc.	264	6,603
First Citizens BancShares Inc., Class A	234	60,412
First Commonwealth Financial Corp.	2,722	24,689
First Community Bancshares Inc.	493	9,185
First Connecticut Bancorp Inc.	508	8,844
First Financial Bancorp.	1,866	33,719
First Financial Bankshares Inc.	1,923	58,017
First Financial Corp.	321	10,904
First Horizon National Corp.	3,487	50,631
First Interstate Bancsystem Inc., Class A	595	17,297
First Merchants Corp.	1,148	29,182
First Midwest Bancorp Inc.	2,361	43,513
First NBC Bank Holding Co.	462	17,274	(a)
First Niagara Financial Group Inc.	5,173	56,127
FirstMerit Corp.	7,398	137,973
Flushing Financial Corp.	889	19,238
FNB Corp.	5,249	70,022
Franklin Financial Network Inc.	169	5,303	(a)
Fulton Financial Corp.	7,811	101,621
German American Bancorp Inc.	392	13,061
Glacier Bancorp Inc.	2,261	59,984
Great Southern Bancorp Inc.	328	14,845
Great Western Bancorp Inc.	1,253	36,362
Green Bancorp Inc.	311	3,259	(a)
Guaranty Bancorp	451	7,460
Hampton Roads Bankshares Inc.	1,165	2,144	(a)
Hancock Holding Co.	3,446	86,736
Hanmi Financial Corp.	959	22,748

Heartland Financial USA Inc.	551	17,279
Heritage Commerce Corp.	595	7,116
Heritage Financial Corp.	894	16,843
Heritage Oaks Bancorp	727	5,823
Hilltop Holdings Inc.	2,267	43,572	(a)
Home BancShares Inc.	1,719	69,654
HomeTrust Bancshares Inc.	595	12,049	(a)
Horizon Bancorp	292	8,164
Huntington Bancshares Inc.	38,396	424,660
Iberiabank Corp.	1,152	63,441
Independent Bank Corp.	790	36,751
Independent Bank Corp.	663	10,098
Independent Bank Group Inc.	287	9,184
International Bancshares Corp.	2,444	62,811
Investors Bancorp Inc.	10,488	130,471
KeyCorp	40,203	530,278
Lakeland Bancorp Inc.	1,166	13,747
Lakeland Financial Corp.	501	23,357
LegacyTexas Financial Group Inc.	1,440	36,029
Live Oak Bancshares Inc.	108	1,534
M&T Bank Corp.	7,647	926,664
MainSource Financial Group Inc.	647	14,803
MB Financial Inc.	2,266	73,350
Mercantile Bank Corp.	494	12,123
Merchants Bancshares Inc.	154	4,849
Metro Bancorp Inc.	353	11,077
MidWestOne Financial Group Inc.	236	7,177
National Bank Holdings Corp., Class A	744	15,899
National Bankshares Inc.	190	6,753
National Commerce Corp.	184	4,609	(a)
National Penn Bancshares Inc.	4,277	52,735
NBT Bancorp Inc.	1,323	36,885
NewBridge Bancorp	1,135	13,824
OFG Bancorp	1,339	9,802
Old National Bancorp	3,559	48,260
Old Second Bancorp Inc.	690	5,410	(a)
Opus Bank	318	11,756
Pacific Continental Corp.	618	9,196
Pacific Premier Bancorp Inc.	661	14,046	(a)
PacWest Bancorp	1,643	70,813
Park National Corp.	390	35,287
Park Sterling Corp.	1,410	10,321
Peapack Gladstone Financial Corp.	475	9,795
Penns Woods Bancorp Inc.	130	5,520
People’s United Financial Inc.	14,822	239,375
Peoples Bancorp Inc.	557	10,494
Peoples Financial Services Corp.	217	8,263
Pinnacle Financial Partners Inc.	1,076	55,263
Preferred Bank	341	11,260
PrivateBancorp Inc.	2,374	97,382
Prosperity Bancshares Inc.	3,064	146,643
QCR Holdings Inc.	357	8,672
Regions Financial Corp.	63,345	608,112
Renasant Corp.	1,211	41,671
Republic Bancorp Inc., Class A	303	8,002
S&T Bancorp Inc.	1,049	32,330
Sandy Spring Bancorp Inc.	739	19,923

Seacoast Banking Corporation of Florida	716	10,726	(a)
ServisFirst Bancshares Inc.	679	32,273
Sierra Bancorp	368	6,495
Signature Bank	732	112,267	(a)
Simmons First National Corp., Class A	903	46,378
South State Corp.	727	52,308
Southside Bancshares Inc.	765	18,375
Southwest Bancorp Inc.	597	10,436
State Bank Financial Corp.	1,086	22,839
Sterling Bancorp	3,635	58,960
Stock Yards Bancorp Inc.	441	16,665
Stonegate Bank	334	10,975
Suffolk Bancorp	358	10,149
Sun Bancorp Inc.	284	5,862	(a)
SunTrust Banks Inc.	24,511	1,050,051
SVB Financial Group	749	89,056	(a)
Synovus Financial Corp.	1,924	62,299
Talmer Bancorp Inc., Class A	1,517	27,473
TCF Financial Corp.	2,442	34,481
Texas Capital Bancshares Inc.	1,375	67,953	(a)
The Bancorp Inc.	1,017	6,478	(a)
The First of Long Island Corp.	358	10,740
The PNC Financial Services Group Inc.	24,426	2,328,042
Tompkins Financial Corp.	451	25,328
TowneBank	1,382	28,842
Trico Bancshares	682	18,714
Tristate Capital Holdings Inc.	673	9,415	(a)
Triumph Bancorp Inc.	458	7,557	(a)
Trustmark Corp.	3,051	70,295
UMB Financial Corp.	1,180	54,929
Umpqua Holdings Corp.	9,841	156,472
Union Bankshares Corp.	1,346	33,973
United Bankshares Inc.	2,087	77,198
United Community Banks Inc.	1,619	31,554
Univest Corporation of Pennsylvania	587	12,245
Valley National Bancorp	10,230	100,766
Washington Trust Bancorp Inc.	440	17,389
Webster Financial Corp.	4,068	151,289
WesBanco Inc.	1,162	34,883
West Bancorporation Inc.	474	9,362
Westamerica Bancorporation	771	36,044
Western Alliance Bancorp	2,599	93,200	(a)
Wilshire Bancorp Inc.	2,148	24,809
Wintrust Financial Corp.	1,427	69,238
Yadkin Financial Corp.	773	19,456
Zions Bancorporation	9,762	266,503
		14,397,846

Reinsurance—0.0% *
Alleghany Corp.	227	108,490	(a)
Endurance Specialty Holdings Ltd.	882	56,439
Enstar Group Ltd.	268	40,211	(a)
Everest Re Group Ltd.	628	114,981
Greenlight Capital Re Ltd., Class A	879	16,446	(a)
Maiden Holdings Ltd.	1,531	22,827
Reinsurance Group of America Inc.	957	81,871
		441,265

Renewable Electricity—0.0% *
Ormat Technologies Inc.	1,129	41,175
Pattern Energy Group Inc.	1,651	34,522
TerraForm Global Inc., Class A	1,221	6,825
Vivint Solar Inc.	601	5,746	(a)
		88,268

Research & Consulting Services—0.1%
Acacia Research Corp.	1,573	6,748
CBIZ Inc.	1,558	15,362	(a)
CEB Inc.	1,490	91,471
CRA International Inc.	297	5,539	(a)
Equifax Inc.	5,654	629,686
Exponent Inc.	793	39,610
Franklin Covey Co.	372	6,227	(a)
FTI Consulting Inc.	1,863	64,572	(a)
Hill International Inc.	1,151	4,466	(a)
Huron Consulting Group Inc.	706	41,936	(a)
ICF International Inc.	599	21,301	(a)
Mistras Group Inc.	525	10,022	(a)
Navigant Consulting Inc.	1,474	23,673	(a)
Nielsen Holdings PLC	17,540	817,364
Pendrell Corp.	5,115	2,563	(a)
Resources Connection Inc.	1,149	18,775
RPX Corp.	1,656	18,216	(a)
The Advisory Board Co.	1,292	64,096	(a)
The Dun & Bradstreet Corp.	1,727	179,487
Verisk Analytics Inc.	7,412	569,835	(a)
VSE Corp.	130	8,083
		2,639,032

Residential REITs—0.2%
American Campus Communities Inc.	1,639	67,756
American Residential Properties Inc.	999	18,881
Apartment Investment & Management Co., Class A	7,472	299,104
AvalonBay Communities Inc.	6,581	1,211,760
Bluerock Residential Growth REIT Inc.	567	6,719
Camden Property Trust	1,261	96,795
Campus Crest Communities Inc.	1,940	13,192
Colony Starwood Homes	1,161	26,285
Education Realty Trust Inc.	1,590	60,229
Equity Residential	17,408	1,420,319
Essex Property Trust Inc.	3,144	752,705
Independence Realty Trust Inc.	910	6,834
Mid-America Apartment Communities Inc.	1,095	99,437
Monogram Residential Trust Inc.	5,061	49,395
NexPoint Residential Trust Inc.	584	7,645
Post Properties Inc.	795	47,032
Preferred Apartment Communities Inc., Class A	663	8,672
Silver Bay Realty Trust Corp.	1,109	17,367
Sun Communities Inc.	1,455	99,711
UDR Inc.	3,803	142,879
UMH Properties Inc.	668	6,760
		4,459,477

Restaurants—0.6%
Biglari Holdings Inc.	46	14,988	(a)
BJ’s Restaurants Inc.	648	28,169	(a)

Bloomin’ Brands Inc.	3,709	62,645
Bob Evans Farms Inc.	546	21,212
Bojangles’ Inc.	254	4,031	(a)
Bravo Brio Restaurant Group Inc.	465	4,185	(a)
Brinker International Inc.	872	41,812
Buffalo Wild Wings Inc.	848	135,383	(a)
Carrols Restaurant Group Inc.	1,080	12,679	(a)
Chipotle Mexican Grill Inc.	1,489	714,497	(a)
Chuy’s Holdings Inc.	491	15,388	(a)
Cracker Barrel Old Country Store Inc.	925	117,318
Darden Restaurants Inc.	5,451	346,902
Dave & Buster’s Entertainment Inc.	688	28,717	(a)
Del Frisco’s Restaurant Group Inc.	700	11,214	(a)
Denny’s Corp.	2,563	25,194	(a)
DineEquity Inc.	513	43,436
Domino’s Pizza Inc.	799	88,889
Dunkin’ Brands Group Inc.	1,350	57,496
El Pollo Loco Holdings Inc.	418	5,279	(a)
Fiesta Restaurant Group Inc.	812	27,283	(a)
Fogo De Chao Inc.	121	1,834	(a)
J. Alexander’s Holdings Inc.	418	4,565	(a)
Jack in the Box Inc.	1,655	126,955
Jamba Inc.	435	5,868	(a)
Kona Grill Inc.	259	4,108	(a)
Krispy Kreme Doughnuts Inc.	1,966	29,628	(a)
McDonald’s Corp.	44,149	5,215,763
Noodles & Co.	372	3,605	(a)
Panera Bread Co., Class A	347	67,589	(a)
Papa John’s International Inc.	868	48,495
Papa Murphy’s Holdings Inc.	282	3,175	(a)
Popeyes Louisiana Kitchen Inc.	700	40,950	(a)
Potbelly Corp.	673	7,881	(a)
Red Robin Gourmet Burgers Inc.	427	26,363	(a)
Ruby Tuesday Inc.	1,893	10,430	(a)
Ruth’s Hospitality Group Inc.	1,044	16,620
Shake Shack Inc., Class A	175	6,930	(a)
Sonic Corp.	1,577	50,953
Starbucks Corp.	71,388	4,285,422
Texas Roadhouse Inc.	2,100	75,117
The Cheesecake Factory Inc.	2,116	97,569
The Habit Restaurants Inc., Class A	355	8,186	(a)
The Wendy’s Co.	3,188	34,335
Wingstop Inc.	182	4,151	(a)
Yum! Brands Inc.	20,617	1,506,072
Zoe’s Kitchen Inc.	582	16,284	(a)
		13,505,565

Retail REITs—0.3%
Acadia Realty Trust	2,073	68,720
Agree Realty Corp.	530	18,015
Alexander’s Inc.	63	24,199
Cedar Realty Trust Inc.	2,449	17,339
Equity One Inc.	3,263	88,590
Federal Realty Investment Trust	1,012	147,853
General Growth Properties Inc.	27,947	760,438
Getty Realty Corp.	792	13,583
Inland Real Estate Corp.	2,701	28,685

Kimco Realty Corp.	19,753	522,664
Kite Realty Group Trust	2,501	64,851
National Retail Properties Inc.	1,984	79,459
Pennsylvania Real Estate Investment Trust	2,045	44,724
Ramco-Gershenson Properties Trust	2,404	39,930
Realty Income Corp.	12,006	619,870
Regency Centers Corp.	1,367	93,120
Retail Opportunity Investments Corp.	2,952	52,841
Rouse Properties Inc.	1,130	16,453
Saul Centers Inc.	300	15,381
Simon Property Group Inc.	14,878	2,892,878
Tanger Factory Outlet Centers Inc.	1,392	45,518
Taubman Centers Inc.	886	67,974
The Macerich Co.	6,435	519,240
Urban Edge Properties	3,886	91,127
Urstadt Biddle Properties Inc., Class A	803	15,450
Weingarten Realty Investors	1,659	57,368
WP GLIMCHER Inc.	2,667	28,297
		6,434,567

Security & Alarm Services—0.0% *
The ADT Corp.	8,125	267,962
The Brink’s Co.	1,475	42,569
Tyco International PLC	20,153	642,679
		953,210

Semiconductor Equipment—0.1%
Advanced Energy Industries Inc.	1,239	34,977	(a)
Amkor Technology Inc.	2,961	18,003	(a)
Applied Materials Inc.	55,250	1,031,518
Axcelis Technologies Inc.	3,348	8,671	(a)
Brooks Automation Inc.	2,032	21,702
Cabot Microelectronics Corp.	749	32,791	(a)
Cascade Microtech Inc.	399	6,484	(a)
Cohu Inc.	761	9,185
Entegris Inc.	4,175	55,402	(a)
FormFactor Inc.	1,720	15,480	(a)
KLA-Tencor Corp.	7,532	522,344
Lam Research Corp.	7,564	600,733
Mattson Technology Inc.	2,316	8,175	(a)
MKS Instruments Inc.	1,582	56,952
Nanometrics Inc.	717	10,855	(a)
PDF Solutions Inc.	842	9,127	(a)
Photronics Inc.	1,935	24,091	(a)
Rudolph Technologies Inc.	949	13,495	(a)
SunEdison Inc.	4,556	23,190	(a)
Teradyne Inc.	2,994	61,886
Tessera Technologies Inc.	1,566	46,996
Ultra Clean Holdings Inc.	887	4,541	(a)
Ultratech Inc.	823	16,312	(a)
Veeco Instruments Inc.	1,219	25,063	(a)
Xcerra Corp.	1,701	10,291	(a)
		2,668,264

Semiconductors—0.8%
Advanced Micro Devices Inc.	28,510	81,824	(a)
Alpha & Omega Semiconductor Ltd.	625	5,744	(a)
Ambarella Inc.	943	52,563	(a)

Analog Devices Inc.	14,998	829,689
Applied Micro Circuits Corp.	2,413	15,371	(a)
Atmel Corp.	6,084	52,383
Broadcom Corp., Class A	26,973	1,559,579
Cavium Inc.	1,657	108,881	(a)
CEVA Inc.	639	14,927	(a)
Cirrus Logic Inc.	1,895	55,959	(a)
Cree Inc.	1,492	39,792	(a)
Cypress Semiconductor Corp.	4,860	47,677
Diodes Inc.	1,143	26,266	(a)
DSP Group Inc.	691	6,523	(a)
Exar Corp.	1,221	7,485	(a)
Fairchild Semiconductor International Inc.	5,095	105,517	(a)
First Solar Inc.	3,608	238,092	(a)
Inphi Corp.	1,158	31,289	(a)
Integrated Device Technology Inc.	6,593	173,726	(a)
Intel Corp.	226,877	7,815,914
Intersil Corp., Class A	5,937	75,755
IXYS Corp.	729	9,207
Kopin Corp.	2,054	5,587	(a)
Lattice Semiconductor Corp.	3,533	22,858	(a)
Linear Technology Corp.	11,464	486,876
M/A-COM Technology Solutions Holdings Inc.	711	29,073	(a)
MaxLinear Inc., Class A	1,566	23,067	(a)
Microchip Technology Inc.	9,773	454,835
Micron Technology Inc.	52,187	738,968	(a)
Microsemi Corp.	2,843	92,653	(a)
Monolithic Power Systems Inc.	1,179	75,114
NeoPhotonics Corp.	870	9,448	(a)
NVE Corp.	141	7,921
NVIDIA Corp.	24,482	806,927
OmniVision Technologies Inc.	1,729	50,176	(a)
PMC-Sierra Inc.	5,301	61,598	(a)
Power Integrations Inc.	889	43,232
Qorvo Inc.	6,800	346,120	(a)
Rambus Inc.	3,500	40,565	(a)
Semtech Corp.	2,012	38,067	(a)
Sigma Designs Inc.	1,092	6,901	(a)
Silicon Laboratories Inc.	1,833	88,974	(a)
Skyworks Solutions Inc.	9,120	700,690
Synaptics Inc.	1,629	130,874	(a)
Texas Instruments Inc.	48,799	2,674,673
Xilinx Inc.	12,367	580,878
		18,870,238

Silver—0.0% *
Coeur Mining Inc.	4,174	10,352	(a)
Hecla Mining Co.	11,133	21,041
		31,393

Soft Drinks—0.7%
Coca-Cola Bottling Company Consolidated	140	25,551
Coca-Cola Enterprises Inc.	10,077	496,192
Dr Pepper Snapple Group Inc.	9,127	850,636
Monster Beverage Corp.	7,271	1,083,088	(a)
National Beverage Corp.	350	15,904	(a)

PepsiCo Inc.	70,084	7,002,793
The Coca-Cola Co.	188,164	8,083,526
		17,557,690

Specialized Consumer Services—0.0% *
Ascent Capital Group Inc., Class A	396	6,621	(a)
Carriage Services Inc.	486	11,713
Collectors Universe Inc.	231	3,581
H&R Block Inc.	11,424	380,533
Liberty Tax Inc.	178	4,242
LifeLock Inc.	2,861	41,055	(a)
Regis Corp.	941	13,315	(a)
Service Corporation International	2,863	74,495
Sotheby’s	2,753	70,917
Weight Watchers International Inc.	757	17,260	(a)
		623,732

Specialized Finance—0.2%
CBOE Holdings Inc.	1,204	78,140
CME Group Inc.	16,262	1,473,337
FactSet Research Systems Inc.	602	97,867
Gain Capital Holdings Inc.	998	8,094
Intercontinental Exchange Inc.	5,708	1,462,732
MarketAxess Holdings Inc.	1,667	186,020
Marlin Business Services Corp.	260	4,176
McGraw Hill Financial Inc.	13,029	1,284,399
Moody’s Corp.	8,332	836,033
MSCI Inc.	1,342	96,798
Nasdaq Inc.	5,654	328,893
NewStar Financial Inc.	755	6,780	(a)
On Deck Capital Inc.	352	3,626	(a)
Resource America Inc., Class A	475	2,912
		5,869,807

Specialized REITs—0.4%
American Tower Corp.	20,359	1,973,805
CatchMark Timber Trust Inc., Class A	1,199	13,561
Communications Sales & Leasing Inc.	1,735	32,427	(a)
CorEnergy Infrastructure Trust Inc.	292	4,333
CoreSite Realty Corp.	739	41,916
Corrections Corporation of America	1,704	45,139
Crown Castle International Corp.	15,958	1,379,569
CubeSmart	5,008	153,345
CyrusOne Inc.	1,965	73,589
DuPont Fabros Technology Inc.	1,903	60,496
EPR Properties	1,726	100,885
Equinix Inc.	2,980	901,152
Extra Space Storage Inc.	1,799	158,690
InfraREIT Inc.	662	12,247
Iron Mountain Inc.	9,337	252,192
Lamar Advertising Co., Class A	1,194	71,616
National Storage Affiliates Trust	712	12,197
Plum Creek Timber Company Inc.	8,354	398,653
Potlatch Corp.	1,817	54,946
Public Storage	7,075	1,752,478
QTS Realty Trust Inc., Class A	826	37,261
Rayonier Inc.	1,824	40,493
Sovran Self Storage Inc.	1,597	171,374

The Geo Group Inc.	2,226	64,354
Weyerhaeuser Co.	24,585	737,058
		8,543,776

Specialty Chemicals—0.2%
A Schulman Inc.	886	27,147
Albemarle Corp.	1,634	91,520
Ashland Inc.	916	94,073
Balchem Corp.	941	57,213
Chase Corp.	203	8,268
Chemtura Corp.	2,006	54,704	(a)
Ecolab Inc.	12,784	1,462,234
Ferro Corp.	2,217	24,653	(a)
Flotek Industries Inc.	1,618	18,510	(a)
FutureFuel Corp.	727	9,814
HB Fuller Co.	1,491	54,377
Innophos Holdings Inc.	572	16,577
Innospec Inc.	734	39,863
International Flavors & Fragrances Inc.	3,853	460,973
KMG Chemicals Inc.	305	7,021
Kraton Performance Polymers Inc.	950	15,779	(a)
Minerals Technologies Inc.	1,551	71,129
NewMarket Corp.	147	55,967
OMNOVA Solutions Inc.	1,440	8,827	(a)
PolyOne Corp.	3,922	124,563
PPG Industries Inc.	12,944	1,279,126
Quaker Chemical Corp.	403	31,136
Rayonier Advanced Materials Inc.	1,262	12,355
RPM International Inc.	1,943	85,609
Senomyx Inc.	1,349	5,086	(a)
Sensient Technologies Corp.	2,071	130,100
Stepan Co.	585	29,069
The Sherwin-Williams Co.	3,789	983,624
The Valspar Corp.	1,064	88,259
Valhi Inc.	555	744
		5,348,320

Specialty Stores—0.1%
Barnes & Noble Education Inc.	971	9,661	(a)
Barnes & Noble Inc.	1,537	13,387
Big 5 Sporting Goods Corp.	568	5,674
Build-A-Bear Workshop Inc.	427	5,226	(a)
Cabela’s Inc.	718	33,552	(a)
Dick’s Sporting Goods Inc.	1,313	46,415
Five Below Inc.	1,649	52,933	(a)
Hibbett Sports Inc.	612	18,507	(a)
MarineMax Inc.	770	14,183	(a)
Office Depot Inc.	7,165	40,411	(a)
Outerwall Inc.	466	17,028
Party City Holdco Inc.	753	9,721	(a)
Signet Jewelers Ltd.	3,806	470,764
Sportsman’s Warehouse Holdings Inc.	561	7,237	(a)
Staples Inc.	30,770	291,392
The Container Store Group Inc.	481	3,944	(a)
Tiffany & Co.	5,364	409,220
Tractor Supply Co.	6,494	555,237
Vitamin Shoppe Inc.	903	29,528	(a)

West Marine Inc.	577	4,899	(a)
Winmark Corp.	68	6,325
		2,045,244

Steel—0.0% *
AK Steel Holding Corp.	5,330	11,939	(a)
Allegheny Technologies Inc.	1,559	17,539
Carpenter Technology Corp.	2,230	67,502
Cliffs Natural Resources Inc.	4,753	7,510
Commercial Metals Co.	5,049	69,121
Handy & Harman Ltd.	83	1,702	(a)
Haynes International Inc.	370	13,575
Nucor Corp.	15,281	615,824
Olympic Steel Inc.	274	3,173
Reliance Steel & Aluminum Co.	1,044	60,458
Ryerson Holding Corp.	325	1,518	(a)
Schnitzer Steel Industries Inc., Class A	782	11,237
Steel Dynamics Inc.	3,536	63,188
SunCoke Energy Inc.	1,974	6,850
TimkenSteel Corp.	1,207	10,115
United States Steel Corp.	2,170	17,317
Worthington Industries Inc.	2,147	64,711
		1,043,279

Systems Software—1.2%
A10 Networks Inc.	1,042	6,835	(a)
Barracuda Networks Inc.	248	4,633	(a)
CA Inc.	14,981	427,857
CommVault Systems Inc.	1,999	78,661	(a)
Fortinet Inc.	2,114	65,893	(a)
Gigamon Inc.	827	21,973	(a)
Imperva Inc.	803	50,838	(a)
Infoblox Inc.	1,717	31,576	(a)
Microsoft Corp.	384,258	21,318,636
Oracle Corp.	153,924	5,622,844
Progress Software Corp.	1,534	36,814	(a)
Proofpoint Inc.	1,178	76,582	(a)
Qualys Inc.	752	24,884	(a)
Rapid7 Inc.	214	3,238	(a)
Red Hat Inc.	8,773	726,492	(a)
Rovi Corp.	2,355	39,234	(a)
Symantec Corp.	32,711	686,931
TeleCommunication Systems Inc., Class A	1,466	7,286	(a)
The Rubicon Project Inc.	724	11,910	(a)
TubeMogul Inc.	471	6,406	(a)
Varonis Systems Inc.	278	5,226	(a)
VASCO Data Security International Inc.	889	14,873	(a)
		29,269,622

Technology Distributors—0.0% *
Agilysys Inc.	459	4,585	(a)
Anixter International Inc.	844	50,969	(a)
Arrow Electronics Inc.	1,372	74,335	(a)
Avnet Inc.	1,923	82,381
Electro Rent Corp.	508	4,674
ePlus Inc.	167	15,574	(a)
Ingram Micro Inc., Class A	2,272	69,023
Insight Enterprises Inc.	1,175	29,516	(a)
PC Connection Inc.	329	7,449	(a)

ScanSource Inc.	703	22,651	(a)
SYNNEX Corp.	1,274	114,571
Tech Data Corp.	1,599	106,142	(a)
		581,870

Technology Hardware, Storage & Peripherals—1.4%
3D Systems Corp.	1,511	13,131	(a)
Apple Inc.	268,196	28,230,313
Avid Technology Inc.	1,000	7,290	(a)
CPI Card Group Inc.	386	4,113	(a)
Cray Inc.	1,235	40,076	(a)
Diebold Inc.	2,859	86,027
Eastman Kodak Co.	544	6,822	(a)
Electronics for Imaging Inc.	1,395	65,202	(a)
EMC Corp.	93,212	2,393,684
Hewlett Packard Enterprise Co.	86,367	1,312,778
HP Inc.	86,367	1,022,585
Imation Corp.	1,048	1,436	(a)
Immersion Corp.	829	9,666	(a)
Lexmark International Inc., Class A	879	28,524
NCR Corp.	1,799	44,004	(a)
NetApp Inc.	14,348	380,652
Nimble Storage Inc.	1,530	14,076	(a)
Pure Storage Inc., Class A	809	12,596	(a)
QLogic Corp.	2,643	32,245	(a)
Quantum Corp.	6,700	6,231	(a)
SanDisk Corp.	9,647	733,075
Silicon Graphics International Corp.	1,077	6,354	(a)
Stratasys Ltd.	1,538	36,112	(a)
Super Micro Computer Inc.	1,117	27,378	(a)
Violin Memory Inc.	2,807	2,527	(a)
Western Digital Corp.	11,016	661,511
		35,178,408

Textiles—0.0% *
Culp Inc.	310	7,896
Unifi Inc.	447	12,583	(a)
		20,479

Thrifts & Mortgage Finance—0.1%
Anchor BanCorp Wisconsin Inc.	235	10,227	(a)
Astoria Financial Corp.	2,690	42,637
Bank Mutual Corp.	1,376	10,733
BankFinancial Corp.	573	7,237
BBX Capital Corp., Class A	89	1,393	(a)
Bear State Financial Inc.	397	4,300	(a)
Beneficial Bancorp Inc.	2,504	33,353	(a)
BofI Holding Inc.	1,852	38,985	(a)
Brookline Bancorp Inc.	2,131	24,507
BSB Bancorp Inc.	242	5,660	(a)
Capitol Federal Financial Inc.	4,283	53,794
Charter Financial Corp.	467	6,169
Clifton Bancorp Inc.	776	11,128
Dime Community Bancshares Inc.	934	16,336
EverBank Financial Corp.	2,933	46,869
Federal Agricultural Mortgage Corp., Class C	329	10,387
First Defiance Financial Corp.	269	10,163
Flagstar Bancorp Inc.	615	14,213	(a)

Fox Chase Bancorp Inc.	315	6,391
Hingham Institution for Savings	39	4,672
HomeStreet Inc.	685	14,871	(a)
Impac Mortgage Holdings Inc.	270	4,860	(a)
Kearny Financial Corp.	2,832	35,881
LendingTree Inc.	174	15,535	(a)
Meridian Bancorp Inc.	1,689	23,815
Meta Financial Group Inc.	212	9,737
MGIC Investment Corp.	10,184	89,925	(a)
Nationstar Mortgage Holdings Inc.	1,187	15,870	(a)
New York Community Bancorp Inc.	7,038	114,860
NMI Holdings Inc., Class A	1,457	9,864	(a)
Northfield Bancorp Inc.	1,408	22,415
Northwest Bancshares Inc.	2,857	38,255
OceanFirst Financial Corp.	377	7,551
Ocwen Financial Corp.	3,254	22,680	(a)
Oritani Financial Corp.	1,315	21,698
PennyMac Financial Services Inc., Class A	456	7,004	(a)
PHH Corp.	1,506	24,397	(a)
Provident Financial Services Inc.	1,989	40,078
Radian Group Inc.	5,766	77,207
Stonegate Mortgage Corp.	425	2,316	(a)
Territorial Bancorp Inc.	233	6,463
TrustCo Bank Corp.	2,870	17,622
United Community Financial Corp.	1,564	9,228
United Financial Bancorp Inc.	1,475	18,998
Walker & Dunlop Inc.	801	23,077	(a)
Walter Investment Management Corp.	1,145	16,282	(a)
Washington Federal Inc.	4,185	99,729
Waterstone Financial Inc.	811	11,435
WSFS Financial Corp.	870	28,153
		1,188,960

Tires & Rubber—0.0% *
Cooper Tire & Rubber Co.	1,717	64,989
The Goodyear Tire & Rubber Co.	12,881	420,822
		485,811

Tobacco—0.6%
Altria Group Inc.	94,311	5,489,843
Philip Morris International Inc.	74,492	6,548,592
Reynolds American Inc.	39,854	1,839,262
Universal Corp.	685	38,415
Vector Group Ltd.	2,591	61,122
		13,977,234

Trading Companies & Distributors—0.1%
Aircastle Ltd.	1,893	39,545
Applied Industrial Technologies Inc.	1,218	49,317
Beacon Roofing Supply Inc.	1,479	60,905	(a)
BMC Stock Holdings Inc.	944	15,812
CAI International Inc.	531	5,352	(a)
DXP Enterprises Inc.	378	8,618	(a)
Fastenal Co.	13,874	566,337
GATX Corp.	619	26,338
H&E Equipment Services Inc.	937	16,379
Kaman Corp.	818	33,383
Lawson Products Inc.	174	4,063	(a)

MRC Global Inc.	3,122	40,274	(a)
MSC Industrial Direct Company Inc., Class A	703	39,558
Neff Corp., Class A	301	2,306	(a)
NOW Inc.	1,529	24,189	(a)
Rush Enterprises Inc., Class A	1,069	23,400	(a)
TAL International Group Inc.	1,006	15,995
Textainer Group Holdings Ltd.	663	9,355
Titan Machinery Inc.	539	5,891	(a)
United Rentals Inc.	4,560	330,782	(a)
Univar Inc.	1,148	19,528	(a)
Veritiv Corp.	255	9,236	(a)
Watsco Inc.	373	43,690
WW Grainger Inc.	2,778	562,795
		1,953,048

Trucking—0.0% *
ArcBest Corp.	788	16,855
Celadon Group Inc.	820	8,110
Covenant Transportation Group Inc., Class A	365	6,895	(a)
Heartland Express Inc.	1,529	26,024
JB Hunt Transport Services Inc.	4,391	322,124
Knight Transportation Inc.	1,866	45,213
Landstar System Inc.	631	37,008
Marten Transport Ltd.	709	12,549
Old Dominion Freight Line Inc.	1,017	60,074	(a)
PAM Transportation Services Inc.	92	2,538	(a)
Roadrunner Transportation Systems Inc.	854	8,053	(a)
Ryder System Inc.	2,527	143,610
Saia Inc.	762	16,955	(a)
Swift Transportation Co.	2,676	36,982	(a)
Universal Truckload Services Inc.	253	3,552
USA Truck Inc.	303	5,287	(a)
Werner Enterprises Inc.	1,974	46,172
YRC Worldwide Inc.	992	14,067	(a)
		812,068

Water Utilities—0.0% *
American States Water Co.	1,145	48,033
Aqua America Inc.	2,567	76,497
Artesian Resources Corp., Class A	241	6,676
California Water Service Group	1,442	33,555
Connecticut Water Service Inc.	342	12,999
Middlesex Water Co.	484	12,845
SJW Corp.	487	14,439
The York Water Co.	373	9,303
		214,347

Wireless Telecommunication Services—0.0% *
Boingo Wireless Inc.	1,131	7,487	(a)
Leap Wireless International Inc.	1,991	5,017	(a)
NTELOS Holdings Corp.	505	4,616	(a)
Shenandoah Telecommunications Co.	730	31,427
Spok Holdings Inc.	664	12,164
Telephone & Data Systems Inc.	1,359	35,185
		95,896

Total Common Stock
(Cost $681,313,780)		911,179,635

Warrant—0.0% *

Oil & Gas Exploration & Production—0.0% *
Magnum Hunter Resources Corp.	694	—	(**,a)

Total Warrants
(Cost $0)		—

Total Domestic Equity
(Cost $681,313,780)		911,179,635

Foreign Equity—25.4%

Common Stock—25.2%

Advertising—0.1%
Cheil Worldwide Inc.	2,021	35,678	(a)
Dentsu Inc.	7,900	438,688
Hakuhodo DY Holdings Inc.	8,600	94,297
JCDecaux S.A.	2,402	92,108
Publicis Groupe S.A.	6,697	446,537
REA Group Ltd.	842	33,748
WPP PLC	48,548	1,118,403
		2,259,459

Aerospace & Defense—0.2%
Airbus Group SE	20,855	1,404,597
AviChina Industry & Technology Company Ltd., Class H	76,000	59,818
BAE Systems PLC	112,282	826,800
Bombardier Inc., Class B	51,880	50,046
CAE Inc.	8,733	96,502
Cobham PLC	43,606	182,015
Embraer S.A.	22,900	174,749
Finmeccanica S.p.A.	15,038	210,732	(a)
Korea Aerospace Industries Ltd.	1,660	110,568
Meggitt PLC	31,899	176,169
Rolls-Royce Holdings PLC	64,455	546,251
Safran S.A.	11,335	780,288
Singapore Technologies Engineering Ltd.	63,000	133,669
Thales S.A.	3,301	247,784
Zodiac Aerospace	6,235	148,839
		5,148,827

Agricultural & Farm Machinery—0.0% *
CNH Industrial N.V.	35,038	241,311
Kubota Corp.	41,000	643,485
		884,796

Agricultural Products—0.0% *
Astra Agro Lestari Tbk PT	15,000	17,247
Charoen Pokphand Indonesia Tbk PT	289,500	54,603
Felda Global Ventures Holdings Bhd	47,900	19,077
Genting Plantations Bhd	8,500	20,985
Golden Agri-Resources Ltd.	218,900	52,463
IOI Corporation Bhd	127,900	132,860
Kuala Lumpur Kepong Bhd	18,200	96,988
Wilmar International Ltd.	66,200	137,192
		531,415

Air Freight & Logistics—0.1%
Bollore S.A.	31,468	146,887
Deutsche Post AG	34,515	973,148

Hyundai Glovis Company Ltd.	540	88,883
Royal Mail PLC	25,195	164,879
TNT Express N.V.	14,205	120,207
Yamato Holdings Company Ltd.	13,500	289,089
		1,783,093

Airlines—0.1%
Air China Ltd., Class H	70,000	55,276	(d)
AirAsia Bhd	48,500	14,572
ANA Holdings Inc.	46,000	133,838
Cathay Pacific Airways Ltd.	24,000	41,558
China Airlines Ltd.	104,000	37,994	(a)
China Southern Airlines Company Ltd., H Shares	52,000	40,123
Deutsche Lufthansa AG	12,521	198,107	(a)
easyJet PLC	5,802	148,797
Eva Airways Corp.	74,573	42,228	(a)
International Consolidated Airlines Group S.A.	37,196	334,360	(a)
Japan Airlines Company Ltd.	4,100	148,465
Korean Air Lines Company Ltd.	1,579	37,302	(a)
Latam Airlines Group S.A.	11,360	59,910	(a)
Qantas Airways Ltd.	38,838	115,570
Singapore Airlines Ltd.	19,000	150,002
Turk Hava Yollari AO	23,896	60,500	(a)
		1,618,602

Airport Services—0.1%
Aena S.A.	2,198	251,662	(a,e)
Aeroports de Paris	1,084	126,233
Airports of Thailand PCL NVDR	16,100	154,803
Auckland International Airport Ltd.	32,076	126,266
Beijing Capital International Airport Company Ltd., Class H	64,000	69,119
Fraport AG Frankfurt Airport Services Worldwide	1,434	91,814
Grupo Aeroportuario del Pacifico SAB de C.V., Class B	10,700	94,317
Grupo Aeroportuario del Sureste SAB de C.V., Class B	7,500	106,027
Japan Airport Terminal Company Ltd.	1,400	63,078
Malaysia Airports Holdings Bhd	36,000	47,039
Sydney Airport	37,110	171,446
TAV Havalimanlari Holding AS	6,264	39,037
		1,340,841

Alternative Carriers—0.0% *
Iliad S.A.	984	235,162
Inmarsat PLC	16,632	278,723
Intelsat S.A.	874	3,636	(a)
		517,521

Aluminum—0.0% *
Alumina Ltd.	91,959	77,275
Aluminum Corporation of China Ltd., Class H	152,000	50,600	(a)
Hindalco Industries Ltd.	39,321	50,343
Norsk Hydro ASA	48,652	182,101
		360,319

Apparel Retail—0.2%
ABC-Mart Inc.	1,000	55,281
Fast Retailing Company Ltd.	1,900	673,478
Hennes & Mauritz AB, Class B	30,962	1,109,484
Industria de Diseno Textil S.A.	40,483	1,393,621
Mr Price Group Ltd.	8,676	111,981

Shimamura Company Ltd.	800	94,834
The Foschini Group Ltd.	7,514	59,053
Truworths International Ltd.	16,087	94,629
		3,592,361

Apparel, Accessories & Luxury Goods—0.3%
Adidas AG	7,377	720,506
Burberry Group PLC	16,413	289,084
Christian Dior SE	1,807	307,692
Cie Financiere Richemont S.A.	18,543	1,335,615
Gildan Activewear Inc.	9,242	261,738
Hermes International	1,051	355,925
HUGO BOSS AG	2,221	184,811
Kering	2,601	446,282
Li & Fung Ltd.	228,000	155,331
LPP S.A.	33	46,422
Luxottica Group S.p.A.	6,436	422,282
LVMH Moet Hennessy Louis Vuitton SE	10,112	1,591,678
Michael Kors Holdings Ltd.	8,855	354,731	(a)
Pandora A/S	3,837	487,040
The Swatch Group AG	1,077	376,789
The Swatch Group AG	1,612	109,506
		7,445,432

Application Software—0.2%
Constellation Software Inc.	811	336,801
Dassault Systemes	5,024	402,605
Gemalto N.V.	3,114	186,964
Globant S.A.	457	17,142	(a)
NICE-Systems Ltd.	2,227	128,490
Open Text Corp.	4,812	229,809
SAP SE	35,505	2,830,199
Sapiens International Corporation N.V.	750	7,650
The Sage Group PLC	37,466	333,260
		4,472,920

Asset Management & Custody Banks—0.1%
3i Group PLC	31,087	220,665
Aberdeen Asset Management PLC	38,224	163,043
Brait SE	12,888	138,848	(a)
CETIP SA—Mercados Organizados	8,013	75,953
China Cinda Asset Management Company Ltd., Class H	422,000	156,818
CI Financial Corp.	7,514	165,523
Coronation Fund Managers Ltd.	10,031	34,245
Hargreaves Lansdown PLC	9,137	202,813
IGM Financial Inc.	4,620	117,537
Julius Baer Group Ltd.	7,628	370,808
Mirae Asset Securities Company Ltd.	3,222	59,354
OM Asset Management PLC	753	11,543
Partners Group Holding AG	704	254,066
SBI Holdings Inc.	7,800	85,654
Schroders PLC	4,311	189,095
		2,245,965

Auto Parts & Equipment—0.3%
Aisin Seiki Company Ltd.	6,300	274,425
Bharat Forge Ltd.	4,436	59,771
Bosch Ltd.	136	38,237
Continental AG	4,035	984,252

Delphi Automotive PLC	13,473	1,155,040
Denso Corp.	16,400	793,177
GKN PLC	61,788	280,858
Hanon Systems	1,200	53,115
Hyundai Mobis Company Ltd.	2,290	481,417
Hyundai Wia Corp.	332	31,712
Koito Manufacturing Company Ltd.	4,000	166,591
Magna International Inc.	14,972	604,873
Motherson Sumi Systems Ltd.	6,492	28,821
NGK Spark Plug Company Ltd.	7,000	187,082
NHK Spring Company Ltd.	6,000	60,950
NOK Corp.	4,000	95,033
Stanley Electric Company Ltd.	5,300	117,724
Sumitomo Electric Industries Ltd.	29,300	419,911
Toyoda Gosei Company Ltd.	2,500	57,525
Toyota Industries Corp.	6,800	369,126
Valeo S.A.	2,941	455,420
		6,715,060

Automobile Manufacturers—0.8%
Astra International Tbk PT	847,000	368,662
Bayerische Motoren Werke AG	12,524	1,328,239
Brilliance China Automotive Holdings Ltd.	122,000	153,323
Byd Company Ltd., Class H	19,500	107,437	(a)
Chongqing Changan Automobile Company Ltd., Class B	30,000	66,192
Daihatsu Motor Company Ltd.	8,000	109,132
Daimler AG	34,004	2,865,692
Dongfeng Motor Group Company Ltd., Class H	114,000	152,978
Fiat Chrysler Automobiles N.V.	34,881	489,555	(a)
Ford Otomotiv Sanayi AS	2,547	26,422
Fuji Heavy Industries Ltd.	20,700	865,031
Geely Automobile Holdings Ltd.	250,000	133,223
Great Wall Motor Company Ltd., Class H	124,500	145,381	(d)
Guangzhou Automobile Group Company Ltd., Class H	82,000	73,111
Honda Motor Company Ltd.	52,800	1,716,181
Hyundai Motor Co.	5,731	728,258
Isuzu Motors Ltd.	24,000	262,156
Kia Motors Corp.	9,879	443,167
Mahindra & Mahindra Ltd.	11,419	218,347
Maruti Suzuki India Ltd.	1,900	132,686
Mazda Motor Corp.	19,100	400,751
Mitsubishi Motors Corp.	21,900	187,514
Nissan Motor Company Ltd.	84,300	896,645
Peugeot S.A.	15,358	270,354	(a)
Renault S.A.	7,493	753,975
Suzuki Motor Corp.	13,900	427,879
Tata Motors Ltd.	33,690	199,422	(a)
Tofas Turk Otomobil Fabrikasi AS	4,588	29,787
Toyota Motor Corp.	96,500	6,006,833
UMW Holdings Bhd	21,300	39,043
Volkswagen AG	1,146	177,149
Yulon Motor Company Ltd.	32,000	29,421
		19,803,946

Automotive Retail—0.0% *
Hotai Motor Company Ltd.	9,000	104,119
USS Company Ltd.	7,800	118,658
		222,777

Biotechnology—0.1%
Actelion Ltd.	3,785	527,858
Affimed N.V.	475	3,382	(a)
Axovant Sciences Ltd.	395	7,122	(a)
CSL Ltd.	17,021	1,304,120
Grifols S.A.	5,817	269,379
Prothena Corporation PLC	946	64,432	(a)
XBiotech Inc.	125	1,359	(a)
		2,177,652

Brewers—0.4%
AMBEV S.A.	157,700	711,519
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,317	53,825
Anheuser-Busch InBev S.A.	28,617	3,556,313
Asahi Group Holdings Ltd.	10,100	318,965
Carlsberg A/S, Class B	3,979	354,761
Cia Cervecerias Unidas S.A.	3,906	44,098
Heineken Holding N.V.	3,947	304,421
Heineken N.V.	8,491	726,557
Kirin Holdings Company Ltd.	32,000	438,256
SABMiller PLC	34,984	2,098,353
Tsingtao Brewery Company Ltd., Class H	14,000	63,405
United Breweries Ltd.	2,416	34,555
		8,705,028

Broadcasting—0.1%
Astro Malaysia Holdings Bhd	30,600	19,671
BEC World PCL NVDR	35,500	30,089
Central European Media Enterprises Ltd., Class A	2,083	5,603	(a)
Global Mediacom Tbk PT	224,500	17,914
Grupo Televisa SAB	94,200	514,711
ITV PLC	140,604	573,215
Media Nusantara Citra Tbk PT	154,000	20,723
ProSiebenSat.1 Media SE	7,909	401,784
RTL Group S.A.	1,661	139,025	(a)
Zee Entertainment Enterprises Ltd.	20,876	138,277
		1,861,012

Building Products—0.2%
Allegion PLC	4,581	301,980
Asahi Glass Company Ltd.	30,000	173,573
Assa Abloy AB, Class B	36,021	760,532
Cie de Saint-Gobain	18,415	797,168
Daikin Industries Ltd.	8,500	628,941
Geberit AG	1,262	428,903
KCC Corp.	194	69,076
LIXIL Group Corp.	10,400	233,426
TOTO Ltd.	6,000	213,725
		3,607,324

Cable & Satellite—0.2%
Altice N.V. Class A	15,310	220,364	(a)
Altice N.V. Class B	3,572	51,996	(a)
Cyfrowy Polsat S.A.	6,693	35,389	(a)
Eutelsat Communications S.A.	5,802	173,955
Kabel Deutschland Holding AG	1,299	161,077
Naspers Ltd., Class N	14,735	2,015,953
Numericable-SFR SAS	3,660	133,191	(a)
SES S.A.	9,706	269,653

Shaw Communications Inc., Class B	15,097	258,663
Sky PLC	40,134	657,787
Telenet Group Holding N.V.	1,897	102,562	(a)
		4,080,590

Casinos & Gaming—0.1%
Aristocrat Leisure Ltd.	10,992	81,652
Berjaya Sports Toto Bhd	26,072	18,521
Crown Resorts Ltd.	12,361	112,416
Galaxy Entertainment Group Ltd.	82,000	258,692
Genting Bhd	88,600	151,467
Genting Malaysia Bhd	109,600	111,808
Genting Singapore PLC	165,000	89,557
Kangwon Land Inc.	4,050	132,634
MGM China Holdings Ltd.	39,200	49,062
OPAP S.A.	10,054	88,465
Sands China Ltd.	89,600	305,790	(d)
SJM Holdings Ltd.	82,000	58,721
Tabcorp Holdings Ltd.	30,325	103,917
Tatts Group Ltd.	55,779	178,155
William Hill PLC	36,050	210,411
Wynn Macau Ltd.	66,400	77,622
		2,028,890

Coal & Consumable Fuels—0.0% *
Adaro Energy Tbk PT	538,500	20,118
Banpu PCL NVDR	38,000	16,896
Cameco Corp.	14,809	181,981
China Coal Energy Company Ltd., Class H	196,000	74,858
China Shenhua Energy Company Ltd.	133,500	210,151
Coal India Ltd.	18,723	92,842
Energy Fuels Inc.	1,324	3,906	(a)
Exxaro Resources Ltd.	4,703	13,366
Uranium Energy Corp.	2,852	3,023	(a)
Yanzhou Coal Mining Company Ltd., Class H	102,000	47,643
		664,784

Commercial Printing—0.0% *
Dai Nippon Printing Company Ltd.	23,000	230,392
Toppan Printing Company Ltd.	21,000	195,345
		425,737

Commodity Chemicals—0.2%
Asahi Kasei Corp.	46,000	314,671
Formosa Chemicals & Fibre Corp.	113,540	255,791
Formosa Plastics Corp.	150,960	353,881
Hanwha Chemical Corp.	3,760	87,222
Hyosung Corp.	768	76,960
Indorama Ventures PCL NVDR	55,500	32,851
Kaneka Corp.	8,000	84,127
Kumho Petrochemical Company Ltd.	572	25,416
Kuraray Company Ltd.	14,900	182,325
LG Chem Ltd.	1,683	471,507
Lotte Chemical Corp.	682	141,629
Methanex Corp.	3,627	119,325
Mexichem SAB de C.V.	41,600	93,190
Mitsui Chemicals Inc.	34,000	153,190
Nan Ya Plastics Corp.	182,850	339,570
Orica Ltd.	15,476	174,523

Petronas Chemicals Group Bhd	112,500	190,491
PTT Global Chemical PCL NVDR	62,900	87,398
Sinopec Shanghai Petrochemical Company Ltd., Class H	129,000	51,433	(a)
Synthos S.A.	17,899	17,269
Teijin Ltd.	19,000	65,547
Toray Industries Inc.	52,000	488,466
		3,806,782

Communications Equipment—0.1%
Alcatel-Lucent	113,301	449,238	(a)
Nokia Oyj	126,293	904,782
Telefonaktiebolaget LM Ericsson, Class B	105,028	1,025,289
ZTE Corp., Class H	29,280	66,719
		2,446,028

Computer & Electronics Retail—0.0% *
Dixons Carphone PLC	29,880	220,201
GOME Electrical Appliances Holding Ltd.	456,000	75,901
Yamada Denki Company Ltd.	36,800	159,993
		456,095

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	6,744	197,912
Arabtec Holding PJSC	92,375	31,437	(a)
Boskalis Westminster	2,811	114,907
Bouygues S.A.	7,841	311,279
China Communications Construction Company Ltd., Class H	166,000	169,424
China Railway Construction Corporation Ltd., Class H	73,500	91,328
China Railway Group Ltd., Class H	149,000	113,622
China State Construction International Holdings Ltd.	66,000	114,455
CIMIC Group Ltd.	4,164	73,617
Daelim Industrial Company Ltd.	460	26,324
Daewoo Engineering & Construction Company Ltd.	5,220	24,930	(a)
Ferrovial S.A.	16,467	373,056
Gamuda Bhd	63,600	69,029
GS Engineering & Construction Corp.	2,019	34,007	(a)
Hyundai Development Co-Engineering & Construction	2,420	80,078
Hyundai Engineering & Construction Company Ltd.	1,499	36,499
IJM Corporation Bhd	83,000	65,341
JGC Corp.	8,000	123,895
Kajima Corp.	27,000	162,500
Larsen & Toubro Ltd.	13,482	260,240
Obayashi Corp.	21,000	195,345
Promotora y Operadora de Infraestructura SAB de C.V.	7,800	91,643	(a)
Shimizu Corp.	23,000	189,285
Skanska AB, Class B	12,464	243,644
SNC-Lavalin Group Inc.	6,167	182,555
Taisei Corp.	43,000	285,964
Vinci S.A.	17,265	1,109,169
		4,771,485

Construction Machinery & Heavy Trucks—0.1%
CRRC Corporation Ltd., Class H	164,950	204,108
Eicher Motors Ltd.	567	144,415
Hino Motors Ltd.	10,000	117,129
Hitachi Construction Machinery Company Ltd.	4,100	64,689
Hyundai Heavy Industries Company Ltd.	1,548	115,913	(a)
Komatsu Ltd.	31,700	524,929
Samsung Heavy Industries Company Ltd.	3,107	28,750

SembCorp Marine Ltd.	38,000	46,876
United Tractors Tbk PT	63,000	77,465
Volvo AB, Class B	50,731	475,983
Weichai Power Company Ltd., Class H	36,000	39,901
Yangzijiang Shipbuilding Holdings Ltd.	82,000	63,582
		1,903,740

Construction Materials—0.2%
ACC Ltd.	1,972	40,778
Ambuja Cements Ltd.	22,724	69,900
Anhui Conch Cement Company Ltd., Class H	52,000	139,894
Asia Cement Corp.	78,030	65,090
Boral Ltd.	33,016	141,963
Cementos Argos S.A.	13,625	41,718
Cemex SAB de C.V.	457,760	249,141	(a)
China National Building Material Company Ltd., Class H	126,000	60,641
CRH PLC	28,530	827,490
Fletcher Building Ltd.	25,315	127,380
Grupo Argos S.A.	11,233	57,324
HeidelbergCement AG	5,149	422,970
Imerys S.A.	1,254	87,754
Indocement Tunggal Prakarsa Tbk PT	55,500	89,883
James Hardie Industries PLC	17,203	218,655
Lafarge Malaysia Bhd	13,800	28,542
LafargeHolcim Ltd.	15,379	772,791
Semen Indonesia Persero Tbk PT	110,500	91,382
Taiheiyo Cement Corp.	47,000	138,310
Taiwan Cement Corp.	134,000	111,371
The Siam Cement PCL	12,300	155,865
The Siam Cement PCL NVDR	8,400	107,378
Titan Cement Company S.A.	1,510	28,886
Ultratech Cement Ltd.	1,319	55,319
		4,130,425

Consumer Electronics—0.1%
Casio Computer Company Ltd.	8,300	196,435
Garmin Ltd.	5,660	210,382
LG Electronics Inc.	4,419	202,757
Nikon Corp.	13,600	183,715
Panasonic Corp.	79,000	814,660
Sony Corp.	45,600	1,137,962
		2,745,911

Consumer Finance—0.0% *
Acom Company Ltd.	16,000	76,346	(a)
AEON Financial Service Company Ltd.	2,900	65,717
Credit Saison Company Ltd.	6,100	121,751
Gentera SAB de C.V.	41,300	79,271
Mahindra & Mahindra Financial Services Ltd.	10,172	37,055
Provident Financial PLC	5,000	248,131
Samsung Card Company Ltd.	1,450	38,150
Shriram Transport Finance Company Ltd.	4,730	61,488
		727,909

Data Processing & Outsourced Services—0.1%
Amadeus IT Holding S.A., Class A	16,587	733,081
Cielo S.A.	30,212	256,511
Computershare Ltd.	18,369	155,294

EVERTEC Inc.	1,992	33,346
Travelport Worldwide Ltd.	3,202	41,306
		1,219,538

Department Stores—0.1%
El Puerto de Liverpool SAB de C.V.	6,900	84,193
Hyundai Department Store Company Ltd.	375	40,457
Isetan Mitsukoshi Holdings Ltd.	14,800	195,127
J Front Retailing Company Ltd.	9,000	132,125
Lojas Renner S.A.	26,500	114,540
Lotte Shopping Company Ltd.	446	88,435
Marks & Spencer Group PLC	62,283	415,298
Marui Group Company Ltd.	8,400	138,120
Matahari Department Store Tbk PT	50,000	63,838
Next PLC	5,423	582,687
SACI Falabella	27,761	177,081
Shinsegae Company Ltd.	309	60,612
Takashimaya Company Ltd.	10,000	90,943
Woolworths Holdings Ltd.	35,874	231,860
		2,415,316

Distillers & Vintners—0.2%
Diageo PLC	83,973	2,297,750
Pernod Ricard S.A.	7,677	877,318
Remy Cointreau S.A.	964	69,125
Treasury Wine Estates Ltd.	23,696	143,092
United Spirits Ltd.	3,069	139,196	(a)
		3,526,481

Distributors—0.0% *
Imperial Holdings Ltd.	6,577	50,662
Jardine Cycle & Carriage Ltd.	4,444	109,169
		159,831

Diversified Banks—3.3%
Abu Dhabi Commercial Bank PJSC	90,716	162,760
Agricultural Bank of China Ltd., Class H	811,000	331,719
Akbank TAS	81,386	186,815
Alior Bank S.A.	980	16,503	(a)
Alliance Financial Group Bhd	47,100	39,053
Alpha Bank AE	47,969	129,751
AMMB Holdings Bhd	71,600	75,544
Aozora Bank Ltd.	41,000	144,171
Australia & New Zealand Banking Group Ltd.	102,538	2,083,621
Banca Monte dei Paschi di Siena S.p.A.	83,952	112,355	(a)
Banco Bilbao Vizcaya Argentaria S.A.	223,545	1,636,478
Banco Bradesco S.A.	22,368	115,904
Banco Comercial Portugues S.A., Class R	1,000,000	53,120	(a)
Banco de Chile	910,255	93,363
Banco de Credito e Inversiones	1,093	41,338
Banco de Sabadell S.A.	175,044	310,896
Banco do Brasil S.A.	29,600	110,282
Banco Latinoamericano de Comercio Exterior S.A., Class E	918	23,804
Banco Popolare SC	10,958	152,486	(a)
Banco Popular Espanol S.A.	70,618	233,436
Banco Santander Brasil S.A.	26,200	106,224
Banco Santander Chile	2,798,504	125,589
Banco Santander S.A.	512,809	2,539,100
Bangkok Bank PCL	12,800	54,956

Bangkok Bank PCL NVDR	20,100	85,181
Bank Central Asia Tbk PT	516,500	498,328
Bank Danamon Indonesia Tbk PT	138,000	32,035
Bank Handlowy w Warszawie S.A.	1,235	22,486
Bank Hapoalim BM	44,492	229,832
Bank Leumi Le-Israel BM	47,822	165,918	(a)
Bank Mandiri Persero Tbk PT	411,500	276,124
Bank Millennium S.A.	17,468	24,594	(a)
Bank Negara Indonesia Persero Tbk PT	294,500	106,605
Bank of China Ltd., Class H	2,805,000	1,252,273
Bank of Communications Company Ltd., Class H	367,000	258,552
Bank of Ireland	888,173	326,110	(a)
Bank of Montreal	23,316	1,310,570
Bank of the Philippine Islands	28,542	50,861
Bank Pekao S.A.	5,497	199,754
Bank Rakyat Indonesia Persero Tbk PT	435,600	361,025
Bank Zachodni WBK S.A.	987	70,983	(a)
Bankia S.A.	187,778	219,078
Bankinter S.A.	21,316	151,530
Barclays Africa Group Ltd.	16,356	151,458
Barclays PLC	589,520	1,902,008
BDO Unibank Inc.	56,200	125,406
BNP Paribas S.A.	37,339	2,118,520
BOC Hong Kong Holdings Ltd.	134,000	408,908
CaixaBank S.A.	98,485	343,847
Canadian Imperial Bank of Commerce	14,447	948,400
Chang Hwa Commercial Bank Ltd.	206,699	98,797
China CITIC Bank Corporation Ltd., Class H	336,000	217,637	(a)
China Construction Bank Corp., Class H	2,996,000	2,052,704
China Development Financial Holding Corp.	406,000	101,726
China Merchants Bank Company Ltd., Class H	159,731	377,576
China Minsheng Banking Corporation Ltd., Class H	244,200	242,620
CIMB Group Holdings Bhd	185,400	196,044
Commercial International Bank Egypt SAE	34,995	169,834
Commerzbank AG	36,239	376,815	(a)
Commonwealth Bank of Australia	60,517	3,765,813
Corpbanca S.A.	5,524,790	44,442
Credicorp Ltd.	1,946	189,385
Credit Agricole S.A.	40,637	480,286
CTBC Financial Holding Company Ltd.	556,168	286,152
Danske Bank A/S	24,270	654,285
DBS Group Holdings Ltd.	59,000	694,118
DNB ASA	35,006	434,246
Doha Bank QSC	4,274	52,218
Dubai Islamic Bank PJSC	56,399	94,894
E.Sun Financial Holding Company Ltd.	205,336	119,712
Erste Group Bank AG	9,534	299,415	(a)
Eurobank Ergasias S.A.	2,173	2,455
First Financial Holding Company Ltd.	279,733	130,299
First Gulf Bank PJSC	25,788	88,815
Grupo Financiero Banorte SAB de C.V., Class O	84,000	461,069
Grupo Financiero Inbursa SAB de C.V., Class O	94,700	171,129
Grupo Financiero Santander Mexico SAB de C.V., Class B	68,900	120,397
Hana Financial Group Inc.	9,676	194,750
Hang Seng Bank Ltd.	26,000	497,178
Hong Leong Bank Bhd	22,500	70,432
Hong Leong Financial Group Bhd	8,200	26,662

HSBC Holdings PLC	701,386	5,543,091
Hua Nan Financial Holdings Company Ltd.	232,007	107,715
ICICI Bank Ltd.	47,185	186,155
Industrial & Commercial Bank of China Ltd., Class H	2,747,000	1,658,801
Industrial Bank of Korea	11,906	125,401
ING Groep N.V.	136,627	1,847,803
Intesa Sanpaolo S.p.A.	18,145	55,861
Intesa Sanpaolo S.p.A.	474,381	1,591,308
Japan Post Bank Company Ltd.	14,500	210,940	(a)
Kasikornbank PCL	38,000	157,871
Kasikornbank PCL NVDR	25,000	104,557
KB Financial Group Inc.	15,020	424,641
KBC Groep N.V.	9,441	591,450
Komercni Banka AS	473	94,124
Krung Thai Bank PCL NVDR	138,400	64,229
Lloyds Banking Group PLC	2,012,402	2,167,314
Malayan Banking Bhd	153,000	299,336
Masraf Al Rayan QSC	18,301	188,924
mBank S.A.	587	46,675	(a)
Mega Financial Holding Company Ltd.	315,192	203,910
Metropolitan Bank & Trust Co.	17,411	29,786
Mitsubishi UFJ Financial Group Inc.	461,600	2,905,169
Mizrahi Tefahot Bank Ltd.	4,951	59,167
Mizuho Financial Group Inc.	849,900	1,720,360
National Australia Bank Ltd.	92,754	2,037,992
National Bank of Abu Dhabi PJSC	25,568	55,410
National Bank of Canada	12,868	373,414
National Bank of Greece S.A.	1,560	581
Natixis S.A.	35,140	199,146
Nedbank Group Ltd.	9,395	114,355
Nordea Bank AB	105,887	1,171,833
OTP Bank PLC	8,571	176,782
Oversea-Chinese Banking Corporation Ltd.	96,075	595,961
Piraeus Bank S.A.	840	254
Powszechna Kasa Oszczednosci Bank Polski S.A.	35,676	246,907	(a)
Public Bank Bhd	94,640	408,229
Qatar Islamic Bank SAQ	3,300	96,672
Qatar National Bank SAQ	6,287	302,069
Raiffeisen Bank International AG	5,172	76,438	(a)
RHB Capital Bhd	26,700	35,260
Royal Bank of Canada	52,208	2,786,857
Royal Bank of Scotland Group PLC	116,212	517,280	(a)
Sberbank of Russia PJSC ADR	98,468	578,992
Shinhan Financial Group Company Ltd.	14,787	498,764
SinoPac Financial Holdings Company Ltd.	308,987	88,142
Skandinaviska Enskilda Banken AB, Class A	52,343	555,057
Societe Generale S.A.	27,023	1,249,646
Standard Bank Group Ltd.	50,325	368,616
Standard Chartered PLC	121,034	1,005,596
State Bank of India	58,990	200,404
Sumitomo Mitsui Financial Group Inc.	45,500	1,742,159
Sumitomo Mitsui Trust Holdings Inc.	105,000	402,386
Svenska Handelsbanken AB, Class A	50,030	669,986
Swedbank AB, Class A	28,962	642,753
Taishin Financial Holding Company Ltd.	250,884	87,073
Taiwan Business Bank	155,514	38,728	(a)
Taiwan Cooperative Financial Holding Company Ltd.	262,862	110,036

The Bank of East Asia Ltd.	40,000	148,900
The Bank of Nova Scotia	41,301	1,664,111
The Commercial Bank QSC	3,901	49,160
The Siam Commercial Bank PCL NVDR	74,000	245,741
The Toronto-Dominion Bank	64,158	2,505,169
TMB Bank PCL NVDR	250,000	16,813
Turkiye Garanti Bankasi AS	91,933	224,254
Turkiye Halk Bankasi AS	25,730	91,589
Turkiye Is Bankasi, Class C	68,731	108,318
Turkiye Vakiflar Bankasi Tao, Class D	28,976	38,021
UniCredit S.p.A.	173,837	969,689
Unione di Banche Italiane SpA	32,708	220,290
United Overseas Bank Ltd.	43,400	599,918
VTB Bank PJSC GDR	85,999	181,372
Westpac Banking Corp.	119,931	2,928,305
Woori Bank	20,363	153,172
Yapi ve Kredi Bankasi AS	34,531	38,922
		81,233,669

Diversified Capital Markets—0.2%
China Everbright Ltd.	36,000	82,868
Credit Suisse Group AG	63,438	1,374,596
Deutsche Bank AG	48,427	1,184,956
Investec Ltd.	5,853	41,361
Investec PLC	16,614	117,392
UBS Group AG	135,609	2,644,443
		5,445,616

Diversified Chemicals—0.2%
Arkema S.A.	2,771	194,425
BASF SE	32,535	2,499,441
Incitec Pivot Ltd.	61,205	176,338
Lanxess AG	3,347	155,178
Mitsubishi Chemical Holdings Corp.	55,500	357,235
Mitsubishi Gas Chemical Company Inc.	14,000	72,389
OCI Company Ltd.	643	41,128
Solvay S.A.	2,328	248,920
Sumitomo Chemical Company Ltd.	62,000	361,295
		4,106,349

Diversified Metals & Mining—0.3%
Anglo American PLC	53,595	236,547
Antofagasta PLC	12,579	87,009
BHP Billiton Ltd.	108,384	1,408,346
BHP Billiton PLC	78,530	879,665
Boliden AB	11,175	189,418
Ferroglobe PLC	1,965	21,124
First Quantum Minerals Ltd.	21,644	80,711
Glencore PLC	473,919	632,011
Grupo Mexico SAB de C.V., Class B	123,900	263,925
Iluka Resources Ltd.	14,236	63,491
Jiangxi Copper Company Ltd., Class H	61,000	72,333
KGHM Polska Miedz S.A.	5,917	95,132
Korea Zinc Company Ltd.	341	136,394
Mitsubishi Materials Corp.	47,000	150,031
MMC Norilsk Nickel PJSC ADR	20,445	259,549
Rio Tinto Ltd.	14,392	468,154
Rio Tinto PLC	45,594	1,330,244
South32 Ltd.	188,208	145,831	(a)

Sumitomo Metal Mining Company Ltd.	13,000	159,886
Teck Resources Ltd., Class B	23,453	90,158
Turquoise Hill Resources Ltd.	29,112	73,561	(a)
Vedanta Ltd.	42,022	57,612
		6,901,132

Diversified Real Estate Activities—0.3%
Aldar Properties PJSC	118,736	74,998
Ayala Land Inc.	254,600	186,398
Barwa Real Estate Co.	6,158	67,628
Brookfield Asset Management Inc., Class A	32,239	1,013,053
CapitaLand Ltd.	75,000	177,105
City Developments Ltd.	16,000	86,279
Daito Trust Construction Company Ltd.	2,900	337,745
Daiwa House Industry Company Ltd.	21,800	634,818
Ezdan Holding Group QSC	23,752	103,686
Goldin Properties Holdings Ltd.	26,000	29,589	(a)
Hang Lung Properties Ltd.	80,000	182,087
Henderson Land Development Company Ltd.	42,108	258,076
Kerry Properties Ltd.	29,500	80,695
LendLease Group	22,555	234,005
Mitsubishi Estate Company Ltd.	45,000	943,992
Mitsui Fudosan Company Ltd.	35,000	889,147
New World Development Company Ltd.	194,666	192,653
Nomura Real Estate Holdings Inc.	5,000	93,728
Sumitomo Realty & Development Company Ltd.	12,000	346,648
Sun Hung Kai Properties Ltd.	67,000	810,468
Swire Pacific Ltd., Class A	27,000	305,007
The Wharf Holdings Ltd.	48,000	267,246
Tokyo Tatemono Company Ltd.	8,500	93,483
Tokyu Fudosan Holdings Corp.	18,000	114,020
UOL Group Ltd.	18,000	79,174
Wheelock & Company Ltd.	38,000	160,823
Yuexiu Property Company Ltd.	247,380	42,772
		7,805,323

Diversified REITs—0.1%
Fibra Uno Administracion S.A. de C.V.	80,100	176,190
Fonciere Des Regions	1,009	90,426
Gecina S.A.	1,411	171,823
Growthpoint Properties Ltd.	102,849	154,186
H&R Real Estate Investment Trust	5,097	73,569
ICADE	1,137	76,454
Land Securities Group PLC	28,796	499,547
Mirvac Group	147,961	213,145
Redefine Properties Ltd.	110,314	69,055
Stockland	93,768	279,706
Suntec Real Estate Investment Trust	115,500	126,194
The British Land Company PLC	37,216	431,142
The GPT Group	73,340	255,054
United Urban Investment Corp.	89	121,335
		2,737,826

Diversified Support Services—0.1%
Aggreko PLC	10,107	136,156
Babcock International Group PLC	10,408	155,858
Brambles Ltd.	62,973	530,091

Edenred	7,377	139,838
ISS A/S	5,324	192,739
KEPCO Plant Service & Engineering Company Ltd.	1,248	94,727
		1,249,409

Drug Retail—0.0% *
Raia Drogasil S.A.	7,400	66,364

Education Services—0.0% *
Benesse Holdings Inc.	3,000	87,036
Estacio Participacoes S.A.	12,700	44,781
Kroton Educacional S.A.	39,716	95,670
		227,487

Electric Utilities—0.4%
AusNet Services	62,633	67,669
CEZ AS	6,598	117,848
Cheung Kong Infrastructure Holdings Ltd.	22,000	203,532
Chubu Electric Power Company Inc.	26,900	371,763
CLP Holdings Ltd.	74,500	634,439
Contact Energy Ltd.	14,241	46,212
CPFL Energia S.A.	9,493	36,424	(a)
EDP—Energias de Portugal S.A.	80,877	291,772
EDP—Energias do Brasil S.A.	9,400	28,607
Electricite de France S.A.	8,515	125,567
Endesa S.A.	9,132	183,770
Enea S.A.	3,755	10,745
Enel S.p.A.	271,215	1,146,664
Enersis S.A.	967,550	233,490
Fortis Inc.	8,347	224,794
Fortum Oyj	11,864	179,399
Hokuriku Electric Power Co.	6,200	92,514
Iberdrola S.A.	197,268	1,403,614
Interconexion Electrica S.A. ESP	12,838	29,845
Korea Electric Power Corp.	8,344	355,806
Kyushu Electric Power Company Inc.	17,100	188,634	(a)
PGE Polska Grupa Energetyczna S.A.	27,532	89,172
Power Assets Holdings Ltd.	58,500	539,699
Red Electrica Corp S.A.	4,215	353,068
RusHydro PJSC ADR	52,229	49,931
Shikoku Electric Power Company Inc.	6,300	99,505
SSE PLC	31,774	715,588
Tata Power Company Ltd.	40,698	41,740
Tauron Polska Energia S.A.	37,527	27,369
Tenaga Nasional Bhd	121,800	377,868
Terna Rete Elettrica Nazionale S.p.A.	57,316	296,120
The Chugoku Electric Power Company Inc.	11,800	156,948
The Kansai Electric Power Company Inc.	27,000	327,582	(a)
Tohoku Electric Power Company Inc.	17,000	214,805
Tokyo Electric Power Company Inc.	54,100	314,360	(a)
Transmissora Alianca de Energia Eletrica S.A.	2,300	9,738
		9,586,601

Electrical Components & Equipment—0.2%
ABB Ltd.	73,811	1,324,321
Fuji Electric Company Ltd.	21,000	89,206
Legrand S.A.	9,580	543,232
Mabuchi Motor Company Ltd.	1,800	99,356
Nidec Corp.	7,900	580,342

OSRAM Licht AG	3,806	160,376
Prysmian S.p.A.	7,493	164,909
Schneider Electric SE	19,547	1,116,054
Teco Electric and Machinery Company Ltd.	64,000	51,244
Zhuzhou CSR Times Electric Company Ltd., Class H	17,000	98,927
		4,227,967

Electronic Components—0.2%
Alps Electric Company Ltd.	5,800	159,832
AU Optronics Corp.	313,000	92,718
Delta Electronics Inc.	75,000	355,055
Hamamatsu Photonics KK	5,200	144,162
Hirose Electric Company Ltd.	1,200	147,238
Innolux Corp.	289,212	87,520
Kyocera Corp.	11,900	559,313
Largan Precision Company Ltd.	4,000	276,433
LG Display Company Ltd.	7,752	162,306
LG Innotek Company Ltd.	512	43,011
Murata Manufacturing Company Ltd.	7,100	1,037,009
Nippon Electric Glass Company Ltd.	14,000	71,341
Omron Corp.	8,000	270,335
Samsung Electro-Mechanics Company Ltd.	1,559	83,631
Samsung SDI Company Ltd.	1,803	175,295
Simplo Technology Company Ltd.	11,000	35,163
TDK Corp.	5,100	331,535
Yaskawa Electric Corp.	8,000	110,595
Zhen Ding Technology Holding Ltd.	7,350	16,961
		4,159,453

Electronic Equipment & Instruments—0.1%
Citizen Holdings Company Ltd.	8,400	61,030
Hexagon AB, Class B	9,951	371,572
Hitachi High-Technologies Corp.	2,400	65,639
Hitachi Ltd.	168,000	965,726
Ingenico Group S.A.	1,804	228,303
Keyence Corp.	1,700	947,970
Shimadzu Corp.	9,000	152,999
Yokogawa Electric Corp.	9,000	109,605
		2,902,844

Electronic Manufacturing Services—0.1%
AAC Technologies Holdings Inc.	30,000	194,899
Fabrinet	1,068	25,440	(a)
Hon Hai Precision Industry Company Ltd.	510,040	1,254,642
TE Connectivity Ltd.	18,575	1,200,131
		2,675,112

Environmental & Facilities Services—0.0% *
China Everbright International Ltd.	88,000	112,979
Park24 Company Ltd.	3,100	75,480
		188,459

Fertilizers & Agricultural Chemicals—0.1%
Agrium Inc.	5,022	447,103
Grupa Azoty S.A.	816	20,560	(a)
Israel Chemicals Ltd.	18,673	75,872
K+S AG	6,950	178,326
OCI N.V.	3,493	86,513	(a)
Potash Corporation of Saskatchewan Inc.	32,745	558,676

Syngenta AG	3,442	1,348,948
Taiwan Fertilizer Company Ltd.	28,000	36,697
UPL Ltd.	8,010	52,923
Yara International ASA	7,581	327,946
		3,133,564

Food Distributors—0.0% *
The Spar Group Ltd.	6,247	74,220

Food Retail—0.3%
Alimentation Couche-Tard Inc., Class B	16,644	729,815
BIM Birlesik Magazalar AS	7,874	138,524
Casino Guichard Perrachon S.A.	2,125	97,910
China Resources Beer Holdings Company Ltd.	48,000	102,935
Colruyt S.A.	2,817	145,187
CP ALL PCL NVDR	164,800	179,753
Delhaize Group	3,869	377,378
Empire Company Ltd., Class A	3,981	73,768
Eurocash S.A.	2,510	30,827
FamilyMart Company Ltd.	2,200	103,146
George Weston Ltd.	1,978	152,277
ICA Gruppen AB	2,095	76,389
J Sainsbury PLC	48,231	183,975
Jeronimo Martins SGPS S.A.	14,851	193,511
Koninklijke Ahold N.V.	30,440	643,979
Lawson Inc.	2,600	212,893
Loblaw Companies Ltd.	6,400	301,041
Magnit PJSC GDR	9,333	375,373
Metro Inc.	11,673	325,543
Pick n Pay Stores Ltd.	9,438	39,590
President Chain Store Corp.	21,000	131,382
Seven & I Holdings Company Ltd.	26,100	1,204,165
Shoprite Holdings Ltd.	16,646	153,897
Tesco PLC	306,137	674,567	(a)
WM Morrison Supermarkets PLC	91,077	198,941
Woolworths Ltd.	44,267	789,058
		7,635,824

Footwear—0.0% *
Anta Sports Products Ltd.	34,000	93,443
Asics Corp.	6,600	138,480
Belle International Holdings Ltd.	203,000	152,443
Feng TAY Enterprise Company Ltd.	11,000	56,261
Pou Chen Corp.	80,000	104,972
Yue Yuen Industrial Holdings Ltd.	31,000	105,198
		650,797

Forest Products—0.0% *
Duratex S.A.	11,374	16,962
West Fraser Timber Company Ltd.	3,058	115,641
		132,603

Gas Utilities—0.1%
APA Group	44,644	281,933
China Gas Holdings Ltd.	94,000	135,843
China Resources Gas Group Ltd.	34,000	101,340
Enagas S.A.	7,905	223,267
ENN Energy Holdings Ltd.	32,000	169,906
GAIL India Ltd.	14,061	79,905

Gas Natural SDG S.A.	10,427	213,115
Hong Kong & China Gas Company Ltd.	272,717	536,274
Korea Gas Corp.	1,143	35,921
Osaka Gas Company Ltd.	74,000	269,684
Perusahaan Gas Negara Persero Tbk PT	436,000	86,821
Petronas Gas Bhd	24,000	126,890
Snam S.p.A.	85,327	447,696
Toho Gas Company Ltd.	15,000	97,884
Tokyo Gas Company Ltd.	83,000	393,835
		3,200,314

General Merchandise Stores—0.0% *
Canadian Tire Corporation Ltd., Class A	2,622	223,033
Dollarama Inc.	5,714	328,830
Don Quijote Holdings Company Ltd.	4,000	142,150
Harvey Norman Holdings Ltd.	20,526	62,423
Lojas Americanas S.A.	4,875	15,366
Ryohin Keikaku Company Ltd.	700	143,381
		915,183

Gold—0.1%
Agnico Eagle Mines Ltd.	7,434	194,640
AngloGold Ashanti Ltd.	14,863	101,922	(a)
Barrick Gold Corp.	42,773	315,309
Cia de Minas Buenaventura S.A. ADR	8,589	36,761
Eldorado Gold Corp.	25,001	73,792
Franco-Nevada Corp.	6,022	274,417
Gold Fields Ltd.	31,089	84,667
Goldcorp Inc.	30,956	356,336
Kinross Gold Corp.	42,336	76,498	(a)
Newcrest Mining Ltd.	27,147	256,168	(a)
Randgold Resources Ltd.	3,180	194,182
Yamana Gold Inc.	28,763	53,215
Zijin Mining Group Company Ltd., Class H	230,000	60,541
		2,078,448

Healthcare Distributors—0.0% *
Alfresa Holdings Corp.	6,400	127,952
Medipal Holdings Corp.	5,400	93,101
Shanghai Pharmaceuticals Holding Company Ltd., Class H	22,700	49,148
Sinopharm Group Company Ltd., Class H	41,600	166,934
Suzuken Company Ltd.	2,800	107,652
		544,787

Healthcare Equipment—0.3%
Cochlear Ltd.	2,383	165,712
Getinge AB, Class B	7,959	210,054
Livanova PLC	1,946	115,534	(a)
Medtronic PLC	67,614	5,200,869
Novocure Ltd.	168	3,756	(a)
Olympus Corp.	8,700	347,147
Oxford Immunotec Global PLC	623	7,165	(a)
Smith & Nephew PLC	31,271	556,771
Sonova Holding AG	1,968	250,276
STERIS PLC	3,812	287,196
Sysmex Corp.	5,200	338,468
Terumo Corp.	12,400	389,642

William Demant Holding A/S	1,227	117,345	(a)
Wright Medical Group N.V.	2,700	65,286	(a)
		8,055,221

Healthcare Facilities—0.0% *
Apollo Hospitals Enterprise Ltd.	2,610	57,774
Bangkok Dusit Medical Services PCL NVDR	109,000	67,548
Bumrungrad Hospital PCL NVDR	13,000	76,226
Healthscope Ltd.	32,226	62,366
IHH Healthcare Bhd	95,100	145,746
Life Healthcare Group Holdings Ltd.	36,982	83,699
Mediclinic International Ltd.	16,594	127,436
Netcare Ltd.	33,031	72,263
Ramsay Health Care Ltd.	4,955	244,924
Ryman Healthcare Ltd.	4,493	26,145
		964,127

Healthcare Services—0.1%
Fresenius Medical Care AG & Company KGaA	7,926	669,256
Fresenius SE & Company KGaA	13,149	942,300
Miraca Holdings Inc.	2,100	93,395
Nobilis Health Corp.	981	2,767	(a)
Sonic Healthcare Ltd.	15,192	197,516
		1,905,234

Healthcare Supplies—0.1%
Coloplast A/S, Class B	3,718	301,454
Essilor International S.A.	7,388	923,343
Hoya Corp.	16,200	670,786
Shandong Weigao Group Medical Polymer Company Ltd., Class H	60,000	41,573
		1,937,156

Healthcare Technology—0.0% *
M3 Inc.	4,800	100,633

Heavy Electrical Equipment—0.1%
Alstom S.A.	9,100	278,420	(a)
Bharat Heavy Electricals Ltd.	22,240	56,981
Doosan Heavy Industries & Construction Company Ltd.	2,060	36,191
Mitsubishi Electric Corp.	67,000	714,307
Shanghai Electric Group Company Ltd., Class H	108,000	57,274
Vestas Wind Systems A/S	8,881	625,437
		1,768,610

Highways & Railtracks—0.1%
Abertis Infraestructuras S.A.	15,259	238,858
Atlantia S.p.A.	13,697	364,537
CCR S.A.	36,100	114,516
Groupe Eurotunnel SE	16,536	205,857
Jasa Marga Persero Tbk PT	81,500	30,891
Jiangsu Expressway Company Ltd., Class H	44,000	59,385
OHL Mexico SAB de C.V.	24,300	25,522	(a)
Transurban Group	4,227	32,199
Transurban Group	76,083	579,558
Zhejiang Expressway Company Ltd., Class H	52,000	62,533
		1,713,856

Home Building—0.1%
Barratt Developments PLC	32,674	301,470
Iida Group Holdings Company Ltd.	5,300	99,572

Persimmon PLC	12,340	368,669
Sekisui Chemical Company Ltd.	16,000	211,613
Sekisui House Ltd.	23,000	391,284
Taylor Wimpey PLC	108,071	323,510
		1,696,118

Home Entertainment Software—0.0% *
GungHo Online Entertainment Inc.	14,400	39,383
Kingsoft Corporation Ltd.	27,000	65,913
Konami Holdings Corp.	3,800	91,229
NCSoft Corp.	441	80,110
Nexon Company Ltd.	4,000	65,805
Nintendo Company Ltd.	4,100	571,059
		913,499

Home Furnishing Retail—0.0% *
Nitori Holdings Company Ltd.	2,600	221,106

Home Furnishings—0.0% *
Hanssem Company Ltd.	497	98,124
Steinhoff International Holdings N.V.	81,878	414,846
		512,970

Home Improvement Retail—0.0% *
Home Product Center PCL NVDR	107,359	20,287
Kingfisher PLC	87,568	425,274
		445,561

Hotels, Resorts & Cruise Lines—0.1%
Accor S.A.	7,354	319,586
Belmond Ltd., Class A	2,922	27,759	(a)
Carnival PLC	7,452	424,622
Flight Centre Travel Group Ltd.	2,032	58,973
InterContinental Hotels Group PLC	9,938	389,334
Minor International PCL NVDR	48,840	49,200
Shangri-La Asia Ltd.	34,000	33,297
TUI AG	18,655	332,972
		1,635,743

Household Appliances—0.0% *
Arcelik AS	8,562	40,979
Coway Company Ltd.	1,774	127,238
Electrolux AB, Class B	9,443	229,842
Haier Electronics Group Company Ltd.	31,000	62,879
Husqvarna AB, Class B	15,105	100,334
Rinnai Corp.	1,200	107,536
Techtronic Industries Company Ltd.	44,000	179,403
		848,211

Household Products—0.2%
Henkel AG & Company KGaA	4,010	386,034
Hindustan Unilever Ltd.	29,155	379,530
Kimberly-Clark de Mexico SAB de C.V., Class A	58,300	135,732
LG Household & Health Care Ltd.	359	321,479
Reckitt Benckiser Group PLC	23,121	2,140,442
Svenska Cellulosa AB SCA, Class B	21,751	635,972
Unicharm Corp.	14,100	290,334
Unilever Indonesia Tbk PT	56,500	151,650
		4,441,173

Human Resource & Employment Services—0.1%
Adecco S.A.	6,308	434,187
Capita PLC	22,774	405,485
Randstad Holding N.V.	4,968	310,474
Recruit Holdings Company Ltd.	5,300	156,848
Seek Ltd.	13,036	145,869
		1,452,863

Hypermarkets & Super Centers—0.1%
Aeon Company Ltd.	24,500	380,448
Carrefour S.A.	20,695	599,118
Cencosud S.A.	43,221	85,576
Controladora Comercial Mexicana SAB de C.V.	10,600	29,104
Distribuidora Internacional de Alimentacion S.A.	22,662	134,019
E-MART Inc.	682	109,930
Massmart Holdings Ltd.	3,853	24,865
Metro AG	6,586	211,483
Sun Art Retail Group Ltd.	88,500	66,802
Wal-Mart de Mexico SAB de C.V.	191,000	481,062
Wesfarmers Ltd.	38,907	1,177,845
		3,300,252

Independent Power Producers & Energy Traders—0.1%
Aboitiz Power Corp.	66,300	58,755
AES Gener S.A.	82,891	36,836
CGN Power Company Ltd., Class H	390,000	145,933	(e)
China Power International Development Ltd.	121,000	70,101
China Resources Power Holdings Company Ltd.	82,000	158,918
Colbun S.A.	260,471	62,449
Datang International Power Generation Company Ltd., Class H	112,000	34,250
Electric Power Development Company Ltd.	4,300	154,599
Empresa Nacional de Electricidad S.A.	101,082	125,141
Glow Energy PCL	17,700	36,398
Huaneng Power International Inc., Class H	126,000	108,927
NTPC Ltd.	44,321	97,276
		1,089,583

Industrial Conglomerates—0.4%
Aboitiz Equity Ventures Inc.	66,580	81,996
Aditya Birla Nuvo Ltd.	1,222	39,843
Alfa SAB de C.V., Class A	119,800	236,740
Alliance Global Group Inc.	117,400	40,169
Beijing Enterprises Holdings Ltd.	19,500	118,256
CITIC Ltd.	175,000	310,252
CJ Corp.	632	135,288
CK Hutchison Holdings Ltd.	97,564	1,314,256
DMCI Holdings Inc.	140,000	41,058
Doosan Corp.	378	28,530
Enka Insaat ve Sanayi AS	19,496	30,191
Far Eastern New Century Corp.	119,916	94,007
Fosun International Ltd.	84,500	132,363
Grupo Carso SAB de C.V.	22,000	91,714
Hanwha Corp.	2,100	70,564
Industries Qatar QSC	5,401	164,745
JG Summit Holdings Inc.	62,960	98,076
Keihan Electric Railway Company Ltd.	22,000	148,684
Keppel Corporation Ltd.	65,400	300,112
KOC Holding AS	23,474	87,901

Koninklijke Philips N.V.	34,501	882,992
LG Corp.	3,743	226,007
NWS Holdings Ltd.	61,395	91,259
Samsung C&T Corp.	3,185	380,282	(a)
Seibu Holdings Inc.	5,300	109,309
Sembcorp Industries Ltd.	42,000	90,297
Shanghai Industrial Holdings Ltd.	20,000	52,644
Siemens AG	28,128	2,746,324
Siemens Ltd.	2,575	46,900
Sime Darby Bhd	110,100	198,736
SK Holdings Company Ltd.	1,471	301,715
SM Investments Corp.	10,194	187,177
Smiths Group PLC	15,368	212,805
The Bidvest Group Ltd.	11,502	243,624
Toshiba Corp.	141,000	292,912	(a)
Turkiye Sise ve Cam Fabrikalari AS	21,544	23,545
		9,651,273

Industrial Gases—0.1%
Air Liquide S.A.	12,458	1,402,709
Air Water Inc.	6,000	97,560
Linde AG	6,220	904,734
Taiyo Nippon Sanso Corp.	5,400	49,468
		2,454,471

Industrial Machinery—0.4%
Alfa Laval AB	12,518	230,149
Amada Holdings Company Ltd.	13,000	125,791
Andritz AG	3,315	162,229
Atlas Copco AB, Class A	24,713	610,892
Atlas Copco AB, Class B	15,042	348,457
China Conch Venture Holdings Ltd.	53,500	110,726
China International Marine Containers Group Company Ltd., Class H	23,400	42,814
FANUC Corp.	6,800	1,191,604
GEA Group AG	5,847	237,550
Hiwin Technologies Corp.	7,648	30,152
IHI Corp.	53,000	148,477
IMI PLC	10,961	139,179
JTEKT Corp.	8,400	140,006
Kawasaki Heavy Industries Ltd.	60,000	225,446
Kone Oyj, Class B	12,908	549,240
Kurita Water Industries Ltd.	2,800	59,145
Makita Corp.	4,600	268,822
Melrose Industries PLC	38,256	164,025
Metso Oyj	5,381	120,999
Minebea Company Ltd.	13,000	113,363
Mitsubishi Heavy Industries Ltd.	106,000	469,926
Nabtesco Corp.	5,000	102,997
NGK Insulators Ltd.	10,000	228,937
NSK Ltd.	12,900	142,195
Pentair PLC	8,609	426,404
Sandvik AB	40,260	353,623
Schindler Holding AG	1,798	301,762
Schindler Holding AG	1,044	176,260
SKF AB, Class B	15,703	255,551
SMC Corp.	1,800	475,381
Sulzer AG	1,015	95,670
Sumitomo Heavy Industries Ltd.	21,000	95,665

The Weir Group PLC	8,910	131,325
THK Company Ltd.	4,600	86,344
Wartsila Oyj Abp	5,119	234,386
WEG S.A.	20,540	77,617
Zardoya Otis S.A.	6,795	79,572
		8,752,681

Industrial REITs—0.0% *
Ascendas Real Estate Investment Trust	84,000	135,001
Goodman Group	70,089	319,728
Nippon Prologis REIT Inc.	35	63,573
Segro PLC	27,782	175,830
		694,132

Insurance Brokers—0.1%
Aon PLC	13,170	1,214,406

Integrated Oil & Gas—0.9%
BG Group PLC	118,130	1,715,001
BP PLC	652,328	3,403,591
Cenovus Energy Inc.	31,166	392,632
China Petroleum & Chemical Corp., Class H	1,009,400	610,838
Ecopetrol S.A.	226,632	79,244
Eni S.p.A.	90,182	1,351,913
Galp Energia SGPS S.A.	10,377	120,842
Gazprom PAO ADR	196,173	724,369
Husky Energy Inc.	14,184	146,113
Imperial Oil Ltd.	10,635	345,134
Lukoil PJSC ADR	18,727	608,347
MOL Hungarian Oil & Gas PLC	1,514	74,191
OMV AG	3,925	111,411
Origin Energy Ltd.	64,930	222,027
PetroChina Company Ltd., Class H	788,000	517,528	(d)
Petroleo Brasileiro S.A.	110,600	239,581	(a)
Polskie Gornictwo Naftowe i Gazownictwo S.A.	63,407	82,531
PTT PCL NVDR	34,800	235,965
Repsol S.A.	34,038	374,192
Rosneft OAO GDR	45,830	159,305
Royal Dutch Shell PLC, Class A	132,774	2,986,315
Royal Dutch Shell PLC, Class B	87,794	1,996,636
Sasol Ltd.	20,849	564,297
Statoil ASA	37,361	522,130
Suncor Energy Inc.	53,564	1,377,371
Surgutneftegas OAO ADR	27,270	162,257
Surgutneftegas OAO ADR	29,028	132,368
Total S.A.	77,507	3,474,342
		22,730,471

Integrated Telecommunication Services—0.7%
Alibaba Health Information Technology Ltd.	44,000	30,487	(a)
BCE Inc.	4,587	176,532
Bezeq The Israeli Telecommunication Corporation Ltd.	71,154	156,716
BT Group PLC	311,172	2,163,388
China Communications Services Corporation Ltd., Class H	84,000	31,648
China Telecom Corporation Ltd., Class H	564,000	264,893
China Unicom Hong Kong Ltd.	252,000	307,597
Chunghwa Telecom Company Ltd.	140,000	422,382
Deutsche Telekom AG	117,706	2,134,051
Elisa Oyj	6,563	248,031

Emirates Telecommunications Group Co. PJSC	34,000	149,033
Hellenic Telecommunications Organization S.A.	10,479	105,182	(d)
HKT Trust & HKT Ltd.	113,280	144,703
Koninklijke KPN N.V.	130,158	493,736
KT Corp.	1,110	26,743	(a)
LG Uplus Corp.	8,060	71,489
Nippon Telegraph & Telephone Corp.	26,800	1,077,391
Ooredoo QSC	3,023	62,248
Orange Polska S.A.	28,318	47,042
Orange S.A.	74,451	1,252,367
PCCW Ltd.	173,000	101,566
Proximus SADP	4,685	152,679
Rostelecom PJSC ADR	7,764	57,842
Singapore Telecommunications Ltd.	272,800	705,724
Spark New Zealand Ltd.	68,211	154,101
Swisscom AG	892	448,228
TDC A/S	28,766	144,002
Telecom Italia S.p.A.	422,912	539,806	(a)
Telecom Italia S.p.A.	190,334	196,629
Telefonica Deutschland Holding AG	18,390	97,708
Telefonica S.A.	158,297	1,759,990
Telekom Malaysia Bhd	42,600	67,271
Telekomunikasi Indonesia Persero Tbk PT	1,797,500	404,878
Telenor ASA	26,623	446,055
TeliaSonera AB	81,293	406,822
Telstra Corporation Ltd.	137,153	559,798
TELUS Corp.	8,060	221,997
TPG Telecom Ltd.	9,816	70,631
True Corporation PCL	233,861	43,542	(a)
Turk Telekomunikasyon AS	16,769	31,368
XL Axiata Tbk PT	93,500	24,757	(a)
		16,001,053

Internet Retail—0.0% *
Ctrip.com International Ltd. ADR	5,000	231,650	(a)
JD.com Inc. ADR	6,000	193,590	(a)
Rakuten Inc.	36,600	426,866
Vipshop Holdings Ltd. ADR	7,000	106,890	(a)
		958,996

Internet Software & Services—0.3%
Alibaba Group Holding Ltd. ADR	18,000	1,462,860	(a)
Baidu Inc. ADR	5,000	945,200	(a)
Cimpress N.V.	981	79,598	(a)
Kakaku.com Inc.	3,100	61,693
Kakao Corp.	1,370	135,300
NAVER Corp.	965	541,529
NetEase Inc. ADR	1,400	253,736
Tencent Holdings Ltd.	191,900	3,780,976
United Internet AG	4,602	254,507
Wix.com Ltd.	557	12,672	(a)
Yahoo Japan Corp.	58,700	241,056
		7,769,127

Investment Banking & Brokerage—0.1%
China Galaxy Securities Company Ltd., Class H	108,000	99,079
CITIC Securities Company Ltd., Class H	76,500	179,056
Daewoo Securities Company Ltd.	7,490	60,492

Daiwa Securities Group Inc.	57,000	352,912
Haitong Securities Company Ltd., Class H	138,000	243,944
ICAP PLC	21,687	162,859
Korea Investment Holdings Company Ltd.	1,740	73,530
Macquarie Group Ltd.	11,814	711,431
Mediobanca S.p.A.	20,019	193,219
NH Investment & Securities Company Ltd.	6,220	53,577
Nomura Holdings Inc.	131,800	744,049
Samsung Securities Company Ltd.	1,210	43,084
Yuanta Financial Holding Company Ltd.	369,211	136,570
		3,053,802

IT Consulting & Other Services—0.3%
Accenture PLC, Class A	30,034	3,138,553
Atos SE	2,821	237,342
Cap Gemini S.A.	5,602	520,915
CGI Group Inc., Class A	7,985	318,457	(a)
Fujitsu Ltd.	68,000	343,067
HCL Technologies Ltd.	17,992	233,343
Infosys Ltd.	67,588	1,130,958
Itochu Techno-Solutions Corp.	1,800	36,241
Luxoft Holding Inc.	556	42,884	(a)
Nomura Research Institute Ltd.	4,100	159,167
NTT Data Corp.	5,300	259,063
Otsuka Corp.	1,800	89,181
Samsung SDS Company Ltd.	1,365	295,689
Tata Consultancy Services Ltd.	18,636	684,523
Tech Mahindra Ltd.	9,252	73,107
Wipro Ltd.	25,134	214,046
		7,776,536

Leisure Facilities—0.0% *
Merlin Entertainments PLC	22,365	150,150	(e)
Oriental Land Company Ltd.	7,200	439,140
		589,290

Leisure Products—0.0% *
Bandai Namco Holdings Inc.	6,600	140,674
Giant Manufacturing Company Ltd.	10,000	66,673
Merida Industry Company Ltd.	7,350	39,607
Performance Sports Group Ltd.	1,367	13,164	(a)
Sankyo Company Ltd.	1,900	71,470
Sega Sammy Holdings Inc.	7,400	69,820
Shimano Inc.	2,800	434,332
Yamaha Corp.	6,100	149,540
		985,280

Life & Health Insurance—0.7%
Aegon N.V.	62,069	352,636
AIA Group Ltd.	446,800	2,686,513
AMP Ltd.	90,691	384,676
Cathay Financial Holding Company Ltd.	326,417	460,106
China Life Insurance Company Ltd.	103,455	79,527
China Life Insurance Company Ltd., Class H	289,000	935,969
China Taiping Insurance Holdings Company Ltd.	67,288	208,806	(a)
CNP Assurances	5,764	77,892
Discovery Ltd.	11,285	96,824
Great-West Lifeco Inc.	10,027	249,249
Hanwha Life Insurance Company Ltd.	8,480	53,445

Industrial Alliance Insurance & Financial Services Inc.	3,775	119,927
Japan Post Holdings Company Ltd.	16,000	248,057	(a)
Legal & General Group PLC	212,518	838,831
Liberty Holdings Ltd.	4,059	30,171
Manulife Financial Corp.	70,176	1,047,765
Medibank Private Ltd.	100,000	156,423
MMI Holdings Ltd.	36,164	51,344
New China Life Insurance Company Ltd., Class H	23,300	98,159
NN Group N.V.	9,099	321,732
Old Mutual PLC	188,458	496,927
Ping An Insurance Group Company of China Ltd., Class H	194,000	1,073,863
Power Corporation of Canada	12,324	256,754
Power Financial Corp.	7,564	173,214
Prudential PLC	90,523	2,042,689
Rand Merchant Insurance Holdings Ltd.	22,171	55,386
Samsung Life Insurance Company Ltd.	3,717	348,702
Sanlam Ltd.	67,666	264,367
Shin Kong Financial Holding Company Ltd.	265,751	57,848
Sony Financial Holdings Inc.	6,500	117,740
St. James’s Place PLC	18,140	269,504
Standard Life PLC	75,794	435,345
Sun Life Financial Inc.	19,923	618,874
Swiss Life Holding AG	1,203	326,048
T&D Holdings Inc.	22,500	300,948
The Dai-ichi Life Insurance Company Ltd.	38,500	651,295
		15,987,556

Life Sciences Tools & Services—0.0% *
Divi’s Laboratories Ltd.	2,856	49,694
Lonza Group AG	1,992	324,571
QIAGEN N.V.	9,834	268,295	(a)
		642,560

Managed Healthcare—0.0% *
Odontoprev S.A.	10,100	24,125
Qualicorp S.A.	8,200	29,287
Triple-S Management Corp., Class B	727	17,383	(a)
		70,795

Marine—0.1%
AP Moeller—Maersk A/S, Class A	151	195,075
AP Moeller—Maersk A/S, Class B	208	271,740
China COSCO Holdings Company Ltd., Class H	102,500	49,199	(a)
China Shipping Container Lines Company Ltd., Class H	146,000	40,691	(a)
Evergreen Marine Corporation Taiwan Ltd.	64,640	26,075
Golden Ocean Group Ltd.	2,066	2,211
Kuehne + Nagel International AG	1,817	250,132
MISC Bhd	62,200	135,743
Mitsui OSK Lines Ltd.	28,000	71,458
Navios Maritime Holdings Inc.	2,496	4,368
Nippon Yusen KK	69,000	169,209
Safe Bulkers Inc.	1,160	939
Ultrapetrol Bahamas Ltd.	807	85	(a)
		1,216,925

Marine Ports & Services—0.0% *
Adani Ports & Special Economic Zone Ltd.	26,135	102,989
China Merchants Holdings International Company Ltd., Class H	42,000	133,585
COSCO Pacific Ltd.	62,000	68,319	(d)

DP World Ltd.	6,267	127,220
Hutchison Port Holdings Trust, Class U	201,000	106,530
International Container Terminal Services Inc.	26,800	40,039
Kamigumi Company Ltd.	8,000	69,695
Mitsubishi Logistics Corp.	5,000	66,711
		715,088

Metal & Glass Containers—0.0% *
Rexam PLC	28,486	253,802
Toyo Seikan Group Holdings Ltd.	5,800	109,062
		362,864

Motorcycle Manufacturers—0.0% *
Bajaj Auto Ltd.	3,146	120,835
Hero Motocorp Ltd.	3,073	124,873
Yamaha Motor Company Ltd.	10,600	241,792
		487,500

Movies & Entertainment—0.1%
Alibaba Pictures Group Ltd.	360,000	88,721	(a)
Eros International PLC	856	7,832	(a)
IMAX Corp.	1,805	64,150	(a)
Toho Company Ltd.	4,400	122,898
Vivendi S.A.	41,813	902,070
		1,185,671

Multi-Line Insurance—0.4%
Ageas	5,999	278,915
Allianz SE	16,207	2,879,406
Assicurazioni Generali S.p.A.	42,530	781,710
Aviva PLC	146,077	1,110,963
AXA S.A.	68,789	1,885,324
Baloise Holding AG	1,917	244,365
BB Seguridade Participacoes S.A.	23,900	146,979
China Pacific Insurance Group Company Ltd., Class H	107,400	441,371
Fairfax Financial Holdings Ltd.	875	413,790
Gjensidige Forsikring ASA	7,732	124,130
Mapfre S.A.	49,475	124,258
Porto Seguro S.A.	4,400	32,019
Powszechny Zaklad Ubezpieczen S.A.	23,200	199,867
Sampo Oyj, Class A	14,928	762,166
Sul America S.A.	5,000	23,520
UnipolSai S.p.A.	19,507	50,009
Zurich Insurance Group AG	5,213	1,345,694
		10,844,486

Multi-Sector Holdings—0.1%
Ayala Corp.	7,150	114,874
Corporation Financiera Colombiana S.A.	27	302	(a)
Corporation Financiera Colombiana S.A.	3,009	36,853
Eurazeo S.A.	1,445	99,676
Exor S.p.A.	3,417	156,233
First Pacific Company Ltd.	94,000	62,342
Groupe Bruxelles Lambert S.A.	3,269	279,934
Grupo de Inversiones Suramericana S.A.	8,633	97,086
GT Capital Holdings Inc.	2,225	62,416
Haci Omer Sabanci Holding AS	34,397	97,575
Industrivarden AB, Class C	4,939	85,006
Investment AB Kinnevik, Class B	8,574	266,457

Investor AB, Class B	18,034	668,687
Metro Pacific Investments Corp.	129,200	14,278
Onex Corp.	3,866	236,062
Pargesa Holding S.A.	1,294	82,087
Remgro Ltd.	19,519	308,880
Wendel S.A.	781	92,985
		2,761,733

Multi-Utilities—0.2%
AGL Energy Ltd.	28,062	369,130
Atco Ltd., Class I	2,398	61,629
Canadian Utilities Ltd., Class A	4,562	104,895
Centrica PLC	178,420	573,545
E.ON SE	71,142	690,202
Engie S.A.	52,639	933,492
National Grid PLC	135,748	1,875,741
RWE AG	16,339	207,841
Suez Environnement Co.	10,531	197,451
Veolia Environnement S.A.	13,696	325,307
YTL Corporation Bhd	200,400	73,280
YTL Power International Bhd	87,045	30,005
		5,442,518

Office REITs—0.0% *
CapitaLand Commercial Trust Ltd.	95,000	90,403
Dexus Property Group	31,181	170,143
Japan Prime Realty Investment Corp.	22	75,531
Japan Real Estate Investment Corp.	46	224,465
Nippon Building Fund Inc.	56	268,606
		829,148

Office Services & Supplies—0.0% *
Societe BIC S.A.	1,198	197,355

Oil & Gas Drilling—0.0% *
China Oilfield Services Ltd., Class H	58,000	50,066
Ensco PLC, Class A	11,676	179,694
Noble Corporation PLC	3,510	37,030
North Atlantic Drilling Ltd.	196	481	(a)
Transocean Ltd.	14,639	182,805
Transocean Ltd.	16,339	202,277
		652,353

Oil & Gas Equipment & Services—0.0% *
AMEC Foster Wheeler PLC	12,623	79,797
Bumi Armada Bhd	85,600	20,336	(a)
Nordic American Offshore Ltd.	523	2,756	(a)
Petrofac Ltd.	10,564	123,939
Saipem S.p.A.	10,901	88,695	(a)
Sapurakencana Petroleum Bhd	127,700	60,080
Technip S.A.	4,256	211,446
Tenaris S.A.	17,331	205,964
		793,013

Oil & Gas Exploration & Production—0.2%
ARC Resources Ltd.	11,975	143,966
Cairn India Ltd.	17,722	36,954
Canadian Natural Resources Ltd.	42,635	927,528
Canadian Oil Sands Ltd.	18,537	110,360
CNOOC Ltd.	693,000	721,600

Crescent Point Energy Corp.	17,845	207,085
Encana Corp.	28,724	145,367
Inpex Corp.	36,100	355,763
Kunlun Energy Company Ltd.	138,000	122,862
Lundin Petroleum AB	8,987	130,691	(a)
MEG Energy Corp.	5,897	34,046	(a)
NOVATEK OAO GDR	3,285	269,863
Oil & Natural Gas Corporation Ltd.	28,871	104,716
Oil Search Ltd.	24,000	116,990
Peyto Exploration & Development Corp.	4,880	87,370
PrairieSky Royalty Ltd.	5,457	86,112
PTT Exploration & Production PCL NVDR	52,000	82,729
Santos Ltd.	67,557	180,876
Tatneft PAO ADR	9,139	240,813
Tourmaline Oil Corp.	6,249	100,544	(a)
Vermilion Energy Inc.	4,105	111,143
Woodside Petroleum Ltd.	25,678	536,548
		4,853,926

Oil & Gas Refining & Marketing—0.1%
Bharat Petroleum Corporation Ltd.	6,480	87,366
Caltex Australia Ltd.	9,305	255,223
Cosan S.A. Industria e Comercio	5,500	35,033
Delek Group Ltd.	174	34,885
Empresas COPEC S.A.	18,588	158,179
Formosa Petrochemical Corp.	43,000	103,157
Grupa Lotos S.A.	2,254	15,411	(a)
GS Holdings Corp.	2,084	90,110
Idemitsu Kosan Company Ltd.	3,200	51,553
IRPC PCL NVDR	378,600	45,241
JX Holdings Inc.	90,000	380,365
Keyera Corp.	6,976	202,184
Neste Oyj	4,893	146,861
Petronas Dagangan Bhd	8,900	51,532
Polski Koncern Naftowy Orlen S.A.	13,345	229,291
Reliance Industries Ltd.	49,769	760,119
S-Oil Corp.	1,820	123,242
Showa Shell Sekiyu KK	7,600	62,420
SK Innovation Company Ltd.	2,421	268,415	(a)
Thai Oil PCL NVDR	30,500	55,940
TonenGeneral Sekiyu KK	11,000	93,454
Tupras Turkiye Petrol Rafinerileri AS	5,349	127,547	(a)
		3,377,528

Oil & Gas Storage & Transportation—0.1%
AltaGas Ltd.	4,683	104,172
Ardmore Shipping Corp.	513	6,525
DHT Holdings Inc.	2,800	22,652
Enbridge Inc.	31,623	1,047,195
Frontline Ltd.	6,665	19,928	(a)
Inter Pipeline Ltd.	11,848	189,435
Koninklijke Vopak N.V.	2,589	111,569
Navios Maritime Acquisition Corp.	2,428	7,308
Pembina Pipeline Corp.	12,074	262,063
Scorpio Tankers Inc.	5,413	43,412
Teekay Tankers Ltd., Class A	2,763	19,009

TransCanada Corp.	26,263	854,384
Ultrapar Participacoes S.A.	11,400	174,188
Veresen Inc.	9,523	60,740
		2,922,580

Other Diversified Financial Services—0.1%
African Bank Investments Ltd.	52,786	34	(a)
FirstRand Ltd.	120,303	328,950
Fubon Financial Holding Company Ltd.	240,000	328,797
ORIX Corp.	50,100	714,465
RMB Holdings Ltd.	26,636	95,591
		1,467,837

Packaged Foods & Meats—0.7%
Ajinomoto Company Inc.	22,000	526,614
Aryzta AG	3,492	177,914
Associated British Foods PLC	12,512	616,313
Barry Callebaut AG	87	95,344
BRF S.A.	24,000	336,076
Calbee Inc.	2,400	102,548
Charoen Pokphand Foods PCL NVDR	115,100	58,534
China Huishan Dairy Holdings Company Ltd.	248,000	95,038
China Mengniu Dairy Company Ltd.	106,000	172,879
Chocoladefabriken Lindt & Spruengli AG	33	206,209
Chocoladefabriken Lindt & Spruengli AG	4	298,182
CJ CheilJedang Corp.	320	103,023
Danone S.A.	21,144	1,430,492
GlaxoSmithKline Consumer Healthcare Ltd.	162	15,670
Gruma SAB de C.V., Class B	8,900	124,952
Grupo Bimbo SAB de C.V., Class A	66,600	176,496	(a)
Indofood CBP Sukses Makmur Tbk PT	32,000	31,280
Indofood Sukses Makmur Tbk PT	165,000	61,942
JBS S.A.	25,900	80,851
Kerry Group PLC, Class A	6,493	538,241
Kikkoman Corp.	6,000	210,732
Lotte Confectionery Company Ltd.	35	68,027
M Dias Branco S.A.	4,800	80,682
MEIJI Holdings Company Ltd.	4,600	384,305
Nestle India Ltd.	845	74,303
Nestle S.A.	111,636	8,314,150
NH Foods Ltd.	7,000	138,377
Nisshin Seifun Group Inc.	8,400	138,749
Nissin Foods Holdings Company Ltd.	2,300	122,939
Orion Corp.	139	138,224
Orkla ASA	38,541	305,233
Pioneer Foods Group Ltd.	4,038	41,434
PPB Group Bhd	17,800	65,918
Saputo Inc.	11,396	271,548
Standard Foods Corp.	13,788	34,463
Tate & Lyle PLC	19,062	168,292
Tiger Brands Ltd.	6,889	140,683
Tingyi Cayman Islands Holding Corp.	82,000	117,443
Toyo Suisan Kaisha Ltd.	4,000	140,654
Ulker Biskuvi Sanayi AS	3,012	18,162
Uni-President Enterprises Corp.	189,303	316,398
Universal Robina Corp.	30,200	119,375
Want Want China Holdings Ltd.	242,000	180,169

WH Group Ltd.	197,500	110,088	(a,e)
Yakult Honsha Company Ltd.	3,400	168,453
Yamazaki Baking Company Ltd.	4,000	90,943
		17,208,342

Paper Packaging—0.0% *
Amcor Ltd.	45,177	441,753
Klabin S.A.	19,600	116,176
		557,929

Paper Products—0.1%
Empresas CMPC S.A.	49,402	105,629
Fibria Celulose S.A.	9,300	121,978
Mondi Ltd.	2,641	52,370
Mondi PLC	12,058	237,082
Nine Dragons Paper Holdings Ltd.	63,000	37,312
Oji Holdings Corp.	31,000	126,015
Sappi Ltd.	19,577	82,450	(a)
Stora Enso Oyj, Class R	16,499	150,373
UPM-Kymmene Oyj	21,948	410,800
		1,324,009

Personal Products—0.4%
AMOREPACIFIC Corp.	1,310	463,089
AMOREPACIFIC Group	1,200	151,465
Beiersdorf AG	4,173	381,508
Dabur India Ltd.	13,803	57,648
Godrej Consumer Products Ltd.	4,709	94,207
Hengan International Group Company Ltd.	29,500	278,627
Hypermarcas S.A.	12,800	70,240	(a)
Kao Corp.	18,300	951,548
Kose Corp.	900	84,318
L’Oreal S.A.	8,867	1,495,884
Marico Ltd.	5,404	18,453
Marico Ltd.	5,404	18,453
Natura Cosmeticos S.A.	7,200	42,749
Shiseido Company Ltd.	12,000	252,280
Unilever N.V.	58,814	2,562,294
Unilever PLC	45,716	1,971,900
		8,894,663

Pharmaceuticals—2.0%
Aspen Pharmacare Holdings Ltd.	11,107	221,832
Astellas Pharma Inc.	76,600	1,102,564
AstraZeneca PLC	44,092	3,000,134
Aurobindo Pharma Ltd.	14,470	191,307
Bayer AG	29,146	3,666,379
Celltrion Inc.	2,688	193,711	(a)
Chugai Pharmaceutical Company Ltd.	8,200	289,023
Cipla Ltd.	12,861	126,887
CSPC Pharmaceutical Group Ltd.	134,000	136,937
Daiichi Sankyo Company Ltd.	21,800	454,956
Dr Reddy’s Laboratories Ltd.	3,837	179,971
Eisai Company Ltd.	9,300	623,350
Endo International PLC	9,959	609,690	(a)
Foamix Pharmaceuticals Ltd.	699	5,669	(a)
Galenica AG	140	220,140
GlaxoSmithKline PLC	174,192	3,525,062
Glenmark Pharmaceuticals Ltd.	5,757	80,086

Hanmi Pharm Company Ltd.	246	152,734	(a)
Hisamitsu Pharmaceutical Company Inc.	2,400	101,750
Kalbe Farma Tbk PT	854,500	81,824
Kyowa Hakko Kirin Company Ltd.	8,000	127,354
Lupin Ltd.	9,440	261,441
Merck KGaA	4,747	461,883
Mitsubishi Tanabe Pharma Corp.	8,600	149,845
Novartis AG	79,977	6,935,068
Novo Nordisk A/S, Class B	71,288	4,149,767
Ono Pharmaceutical Company Ltd.	3,200	576,982
Orion Oyj, Class B	4,156	144,334
Otsuka Holdings Company Ltd.	14,600	523,947
Perrigo Company PLC	6,994	1,012,032
Piramal Enterprises Ltd.	2,159	32,835
Richter Gedeon Nyrt	2,156	40,748
Roche Holding AG	25,281	6,980,688
Sanofi	42,101	3,594,717
Santen Pharmaceutical Company Ltd.	13,500	225,122
Shionogi & Company Ltd.	11,900	544,376
Shire PLC	21,612	1,496,498
Sihuan Pharmaceutical Holdings Group Ltd.	185,000	23,870	(d)
Sino Biopharmaceutical Ltd.	186,000	168,957
Sumitomo Dainippon Pharma Company Ltd.	6,100	72,564
Sun Pharmaceutical Industries Ltd.	38,153	472,383
Taisho Pharmaceutical Holdings Company Ltd.	1,300	92,722
Takeda Pharmaceutical Company Ltd.	27,500	1,386,487
Teva Pharmaceutical Industries Ltd.	31,964	2,090,654
Theravance Biopharma Inc.	791	12,964	(a)
UCB S.A.	5,211	471,141
Valeant Pharmaceuticals International Inc.	11,948	1,208,992	(a)
Yuhan Corp.	173	40,205
		48,262,582

Precious Metals & Minerals—0.0% *
Anglo American Platinum Ltd.	3,198	38,251	(a)
Fresnillo PLC	4,958	51,738
Impala Platinum Holdings Ltd.	21,829	35,274	(a)
Industrias Penoles SAB de C.V.	6,055	62,152
		187,415

Property & Casualty Insurance—0.3%
ACE Ltd.	15,586	1,821,224
Admiral Group PLC	8,319	203,416
Argo Group International Holdings Ltd.	833	49,847
Aspen Insurance Holdings Ltd.	881	42,552
Direct Line Insurance Group PLC	55,081	330,824
Dongbu Insurance Company Ltd.	1,106	66,310
Global Indemnity PLC	258	7,487	(a)
Hyundai Marine & Fire Insurance Company Ltd.	1,762	54,173
Insurance Australia Group Ltd.	85,299	345,050
Intact Financial Corp.	4,603	293,855
James River Group Holdings Ltd.	334	11,202
MS&AD Insurance Group Holdings Inc.	19,300	572,767
PICC Property & Casualty Company Ltd., Class H	152,600	304,013
Qatar Insurance Co. SAQ	3,240	72,943
QBE Insurance Group Ltd.	50,715	464,542
RSA Insurance Group PLC	42,571	267,609
Samsung Fire & Marine Insurance Company Ltd.	1,257	329,647

Sompo Japan Nipponkoa Holdings Inc.	13,000	433,459
Suncorp Group Ltd.	48,963	432,464
The People’s Insurance Company Group of China Ltd., Class H	224,000	109,830
Tokio Marine Holdings Inc.	24,300	951,840
Tryg A/S	5,635	112,703
XL Group PLC	14,454	566,308
		7,844,065

Publishing—0.1%
Axel Springer SE	1,610	89,791
Lagardere SCA	4,450	132,984
Pearson PLC	30,960	335,851
RELX N.V.	41,476	700,161
RELX PLC	40,647	717,118
Singapore Press Holdings Ltd.	62,737	174,239
Thomson Reuters Corp.	12,653	477,391
Wolters Kluwer N.V.	11,537	388,073
		3,015,608

Railroads—0.3%
Asciano Ltd.	27,077	172,177
Aurizon Holdings Ltd.	79,572	253,570
BTS Group Holdings PCL NVDR	100,000	25,288
Canadian National Railway Co.	28,631	1,594,275
Canadian Pacific Railway Ltd.	5,221	664,248
Central Japan Railway Co.	5,300	951,660
Container Corporation of India Ltd.	1,215	24,123
East Japan Railway Co.	12,200	1,161,229
Hankyu Hanshin Holdings Inc.	44,000	288,591
Keikyu Corp.	19,000	158,419
Keio Corp.	23,000	200,756
Keisei Electric Railway Company Ltd.	10,000	128,850
Kintetsu Group Holdings Company Ltd.	74,000	303,271
MTR Corporation Ltd.	43,500	215,812
Nagoya Railroad Company Ltd.	32,000	134,336
Odakyu Electric Railway Company Ltd.	24,000	261,158
Tobu Railway Company Ltd.	32,000	159,076
Tokyu Corp.	44,000	351,137
West Japan Railway Co.	6,700	467,516
		7,515,492

Real Estate Development—0.1%
Bumi Serpong Damai Tbk PT	185,500	24,222
Cheung Kong Property Holdings Ltd.	97,564	638,874
China Jinmao Holdings Group Ltd.	114,000	38,980
China Overseas Land & Investment Ltd.	146,000	510,519
China Resources Land Ltd.	113,777	331,782
China Vanke Company Ltd., Class H	49,400	145,966
Country Garden Holdings Company Ltd.	181,333	74,404
Dalian Wanda Commercial Properties Company Ltd., Class H	20,600	120,408	(e)
Emaar Properties PJSC	145,223	224,971
Evergrande Real Estate Group Ltd.	203,000	178,636
Guangzhou R&F Properties Company Ltd., Class H	33,600	41,403
Highwealth Construction Corp.	23,400	27,000
IOI Properties Group Bhd	74,607	39,098
Lippo Karawaci Tbk PT	374,000	28,080
Longfor Properties Company Ltd.	50,000	74,579
Ruentex Development Company Ltd.	27,874	36,363

Shimao Property Holdings Ltd.	51,500	91,834
Shui On Land Ltd.	136,666	37,560
Sino Land Company Ltd.	116,000	170,330
Sino-Ocean Land Holdings Ltd.	104,500	67,014
SOHO China Ltd.	76,000	36,970
Sunac China Holdings Ltd.	152,000	117,675
Talaat Moustafa Group	36,052	29,468
		3,086,136

Real Estate Operating Companies—0.1%
Aeon Mall Company Ltd.	4,000	69,296
BR Malls Participacoes S.A.	17,200	48,258
Central Pattana PCL NVDR	44,200	57,730
Deutsche Wohnen AG	12,164	338,470
First Capital Realty Inc.	863	11,400
Global Logistic Properties Ltd.	142,000	215,205
Hulic Company Ltd.	10,000	88,865
Hysan Development Company Ltd.	26,000	106,850
Multiplan Empreendimentos Imobiliarios S.A.	3,200	30,736
NTT Urban Development Corp.	4,500	43,767
SM Prime Holdings Inc.	245,000	112,985
Swire Properties Ltd.	30,800	88,821
Swiss Prime Site AG	2,163	169,626
Vonovia SE	19,133	593,388
		1,975,397

Real Estate Services—0.0% *
Altisource Asset Management Corp.	28	481	(a)
Altisource Portfolio Solutions S.A.	384	10,679	(a)
		11,160

Regional Banks—0.1%
Bank of Queensland Ltd.	12,042	122,131
Bendigo & Adelaide Bank Ltd.	15,355	133,500
BNK Financial Group Inc.	7,204	51,731
Chongqing Rural Commercial Bank Company Ltd., Class H	92,000	55,792
DGB Financial Group Inc.	3,207	27,487
First BanCorp	3,495	11,359	(a)
Fukuoka Financial Group Inc.	30,000	150,879
Hokuhoku Financial Group Inc.	34,000	70,094
Resona Holdings Inc.	68,000	334,192
Seven Bank Ltd.	22,000	97,477
Shinsei Bank Ltd.	64,000	119,174
Suruga Bank Ltd.	7,000	146,232
The Bank of Kyoto Ltd.	14,000	131,510
The Bank of Yokohama Ltd.	47,000	291,506
The Chiba Bank Ltd.	27,000	193,923
The Chugoku Bank Ltd.	7,000	94,501
The Gunma Bank Ltd.	14,000	82,281
The Hachijuni Bank Ltd.	15,000	92,897
The Hiroshima Bank Ltd.	19,000	109,456
The Iyo Bank Ltd.	11,000	108,267
The Joyo Bank Ltd.	25,000	119,498
The Shizuoka Bank Ltd.	21,000	206,343
Yamaguchi Financial Group Inc.	8,000	95,765
		2,845,995

Reinsurance—0.1%
Hannover Rueck SE	2,353	270,048
Muenchener Rueckversicherungs-Gesellschaft AG	5,568	1,116,254
RenaissanceRe Holdings Ltd.	640	72,442
SCOR SE	5,925	222,118
Swiss Re AG	11,945	1,171,231
Third Point Reinsurance Ltd.	2,567	34,423	(a)
		2,886,516

Renewable Electricity—0.0% *
Abengoa Yield PLC	1,484	28,626
China Longyuan Power Group Corporation Ltd., Class H	101,000	76,237
Enel Green Power S.p.A.	65,696	134,382
Energy Development Corp.	270,200	35,602
Meridian Energy Ltd.	39,224	64,178
Tractebel Energia S.A.	6,100	51,637
		390,662

Research & Consulting Services—0.1%
Bureau Veritas S.A.	8,532	170,444
Experian PLC	35,288	624,652
Intertek Group PLC	6,828	279,472
SGS S.A.	211	402,818
		1,477,386

Residential REITs—0.0% *
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	58,985	52,542

Restaurants—0.1%
Compass Group PLC	59,739	1,034,580
Jollibee Foods Corp.	15,290	71,162
McDonald’s Holdings Company Japan Ltd.	2,600	56,627
Restaurant Brands International Inc.	7,911	294,719
Sodexo SA	3,320	325,091
Whitbread PLC	6,273	406,907
		2,189,086

Retail REITs—0.2%
CapitaLand Mall Trust	109,000	148,289
Hammerson PLC	30,144	266,575
Hyprop Investments Ltd.	6,628	44,207
Intu Properties PLC	36,016	168,435
Japan Retail Fund Investment Corp.	77	148,630
Klepierre	6,776	301,718
Link REIT	82,500	495,523
Resilient Real Estate Investment Trust Ltd.	11,324	84,406
RioCan Real Estate Investment Trust	5,179	88,324
Scentre Group	200,912	612,467
Unibail-Rodamco SE	3,746	953,839
Vicinity Centres	121,693	247,906
Westfield Corp.	79,813	552,226
		4,112,545

Security & Alarm Services—0.0% *
G4S PLC	64,223	213,454
S-1 Corp.	405	34,437
Secom Company Ltd.	6,800	465,788
Securitas AB, Class B	11,896	183,437
		897,116

Semiconductor Equipment—0.1%
ASM Pacific Technology Ltd.	9,300	73,138
ASML Holding N.V.	11,931	1,069,901
GCL-Poly Energy Holdings Ltd.	394,000	59,480	(a)
Hanergy Thin Film Power Group Ltd.	456,000	1	(d)
Hermes Microvision Inc.	1,000	36,381
Tokyo Electron Ltd.	6,100	371,289
		1,610,190

Semiconductors—0.4%
Advanced Semiconductor Engineering Inc.	263,000	304,259
ARM Holdings PLC	50,928	779,902
Avago Technologies Ltd.	12,612	1,830,632
Infineon Technologies AG	41,559	609,691
Inotera Memories Inc.	84,000	71,477	(a)
MediaTek Inc.	52,352	398,454
Novatek Microelectronics Corp.	22,000	86,401
NXP Semiconductors N.V.	4,000	337,000	(a)
Phison Electronics Corp.	5,000	35,391
Powertech Technology Inc.	27,000	53,594
Radiant Opto-Electronics Corp.	15,450	35,465
Realtek Semiconductor Corp.	16,160	38,719
Rohm Company Ltd.	3,600	184,945
Semiconductor Manufacturing International Corp.	992,000	101,118	(a)
Siliconware Precision Industries Company Ltd.	113,848	181,272
SK Hynix Inc.	21,687	568,739
STMicroelectronics N.V.	24,901	167,196
Taiwan Semiconductor Manufacturing Company Ltd.	896,000	3,900,752
Transcend Information Inc.	6,000	15,654
United Microelectronics Corp.	501,000	184,556
Vanguard International Semiconductor Corp.	19,000	24,757
		9,909,974

Silver—0.0% *
Silver Wheaton Corp.	14,644	181,324

Soft Drinks—0.1%
Arca Continental SAB de C.V.	14,500	87,893
Coca-Cola Amatil Ltd.	23,185	156,875
Coca-Cola Femsa SAB de C.V., Class L	16,500	117,795
Coca-Cola HBC AG	6,874	146,705
Coca-Cola Icecek AS	2,227	28,337
Fomento Economico Mexicano SAB de C.V.	66,000	614,405
Suntory Beverage & Food Ltd.	5,100	225,545
		1,377,555

Specialized Finance—0.1%
ASX Ltd.	6,529	201,692
BM&FBovespa S.A.	60,000	165,156
Chailease Holding Company Ltd.	32,718	56,677
Deutsche Boerse AG	7,951	702,979
Far East Horizon Ltd.	53,000	49,443
Hong Kong Exchanges and Clearing Ltd.	40,100	1,027,058
Japan Exchange Group Inc.	20,000	317,553
London Stock Exchange Group PLC	11,604	469,310
Mitsubishi UFJ Lease & Finance Company Ltd.	22,400	116,939
Power Finance Corporation Ltd.	10,821	32,861

Rural Electrification Corporation Ltd.	11,578	39,631
Singapore Exchange Ltd.	29,300	159,031
		3,338,330

Specialty Chemicals—0.2%
Akzo Nobel N.V.	8,113	543,595
Asian Paints Ltd.	10,450	139,407
Chr Hansen Holding A/S	3,500	219,941
Croda International PLC	5,451	244,401
Daicel Corp.	11,000	165,876
EMS-Chemie Holding AG	324	142,741
Evonik Industries AG	4,176	138,881
Givaudan S.A.	322	586,420
Hitachi Chemical Company Ltd.	4,000	64,375
Johnson Matthey PLC	7,774	304,442
JSR Corp.	6,700	105,767
Kansai Paint Company Ltd.	6,000	92,024
Koninklijke DSM N.V.	6,720	337,841
Nippon Paint Holdings Company Ltd.	6,100	149,996
Nitto Denko Corp.	5,500	407,465
Novozymes A/S, Class B	9,032	434,653
Shin-Etsu Chemical Company Ltd.	12,700	698,582
Sika AG	85	307,393
Symrise AG	4,857	323,587
Umicore S.A.	4,697	197,282
		5,604,669

Specialty Stores—0.0% *
Dufry AG	1,281	153,566	(a)
FF Group	1,860	34,955
Hotel Shilla Company Ltd.	1,000	65,925
JUMBO S.A.	4,127	43,486
Sports Direct International PLC	6,740	57,320	(a)
		355,252

Steel—0.1%
ArcelorMittal	23,521	99,572
China Steel Corp.	381,796	208,641
Cia Siderurgica Nacional S.A.	27,400	27,703
Eregli Demir ve Celik Fabrikalari TAS	70,254	73,170
Fortescue Metals Group Ltd.	55,018	74,853
Hitachi Metals Ltd.	8,000	100,087
Hyundai Steel Co.	2,772	118,086
JFE Holdings Inc.	20,300	324,004
JSW Steel Ltd.	2,896	45,082
Kobe Steel Ltd.	95,000	105,033
Nippon Steel & Sumitomo Metal Corp.	26,500	532,225
POSCO	2,716	385,667
Severstal PAO GDR	7,140	59,726
Tata Steel Ltd.	11,358	44,475
ThyssenKrupp AG	10,422	207,635
Vale S.A.	45,500	149,855
Voestalpine AG	4,459	137,298
		2,693,112

Systems Software—0.0% *
AVG Technologies N.V.	1,245	24,962	(a)
Check Point Software Technologies Ltd.	2,400	195,312	(a)
FleetMatics Group PLC	1,135	57,647	(a)

Oracle Corporation Japan	1,400	65,755
Totvs S.A.	4,200	32,942
Trend Micro Inc.	4,000	163,930
		540,548

Technology Distributors—0.0% *
Synnex Technology International Corp.	48,000	46,835
WPG Holdings Ltd.	51,000	48,831
		95,666

Technology Hardware, Storage & Peripherals—0.4%
Acer Inc.	102,084	37,605	(a)
Advantech Company Ltd.	10,994	70,790
Asustek Computer Inc.	26,000	215,301
BlackBerry Ltd.	17,699	163,599	(a)
Brother Industries Ltd.	8,800	102,561
Canon Inc.	34,400	1,050,916
Catcher Technology Company Ltd.	28,000	235,273
Chicony Electronics Company Ltd.	17,341	38,117
Compal Electronics Inc.	158,000	88,988
Foxconn Technology Company Ltd.	32,239	68,312
FUJIFILM Holdings Corp.	16,200	684,118
HTC Corp.	30,000	71,239
Inventec Corp.	80,000	52,486
Konica Minolta Inc.	20,500	208,246
Lenovo Group Ltd.	248,000	251,835
Lite-On Technology Corp.	84,249	81,692
NEC Corp.	98,000	313,646
Pegatron Corp.	59,000	129,327
Quanta Computer Inc.	112,000	180,717
Ricoh Company Ltd.	28,000	291,184
Samsung Electronics Company Ltd.	3,991	4,288,653
Seagate Technology PLC	14,441	529,407
Seiko Epson Corp.	10,000	155,451
Wistron Corp.	87,212	49,385
		9,358,848

Textiles—0.0% *
Eclat Textile Company Ltd.	5,200	71,794
Formosa Taffeta Company Ltd.	25,000	22,833
Ruentex Industries Ltd.	19,711	36,845
Shenzhou International Group Holdings Ltd.	16,000	91,972
		223,444

Thrifts & Mortgage Finance—0.1%
Essent Group Ltd.	1,686	36,906	(a)
Housing Development Finance Corporation Ltd.	56,589	1,080,778
Indiabulls Housing Finance Ltd.	9,083	100,501
LIC Housing Finance Ltd.	11,981	92,253
		1,310,438

Tires & Rubber—0.1%
Bridgestone Corp.	23,100	801,525
Cheng Shin Rubber Industry Company Ltd.	65,550	106,367
Cie Generale des Etablissements Michelin	7,088	676,803
Hankook Tire Company Ltd.	2,917	117,048
Nokian Renkaat Oyj	3,864	138,936
Sumitomo Rubber Industries Ltd.	6,400	84,113
The Yokohama Rubber Company Ltd.	3,500	54,437
		1,979,229

Tobacco—0.3%
British American Tobacco Malaysia Bhd	4,300	56,165
British American Tobacco PLC	64,952	3,610,083
Gudang Garam Tbk PT	18,500	73,812
Hanjaya Mandala Sampoerna Tbk PT	7,600	51,824
Imperial Tobacco Group PLC	34,175	1,806,539
ITC Ltd.	88,390	439,102
Japan Tobacco Inc.	38,300	1,423,495
KT&G Corp.	3,742	333,495
Swedish Match AB	8,173	291,027
		8,085,542

Trading Companies & Distributors—0.2%
Ashtead Group PLC	19,688	324,713
Barloworld Ltd.	7,965	31,854
Brenntag AG	5,958	312,477
Bunzl PLC	12,822	356,234
Daewoo International Corp.	2,030	28,306
Finning International Inc.	6,330	85,123
ITOCHU Corp.	52,400	628,129
Marubeni Corp.	52,900	274,889
Mitsubishi Corp.	48,500	817,640
Mitsui & Company Ltd.	57,000	684,929
Noble Group Ltd.	208,000	58,647
Rexel S.A.	8,008	106,825
SK Networks Company Ltd.	6,600	30,902
Sumitomo Corp.	39,700	409,392
Toyota Tsusho Corp.	6,800	161,047
Travis Perkins PLC	10,064	292,662
Wolseley PLC	8,935	486,079
		5,089,848

Trucking—0.0% *
ComfortDelGro Corporation Ltd.	50,000	107,496
DSV A/S	5,426	214,598
Localiza Rent a Car S.A.	5,145	32,278
Nippon Express Company Ltd.	32,000	152,159
		506,531

Water Utilities—0.0%
Aguas Andinas S.A., Class A	77,578	39,522
Beijing Enterprises Water Group Ltd.	130,000	91,418
Cia de Saneamento Basico do Estado de Sao Paulo	13,500	64,595
Consolidated Water Company Ltd.	447	5,471
Guangdong Investment Ltd.	92,000	129,866
Severn Trent PLC	9,568	307,007
United Utilities Group PLC	27,581	380,296
		1,018,175

Wireless Telecommunication Services—0.6%
Advanced Info Service PCL NVDR	38,900	164,313
America Movil SAB de C.V., Class L	1,155,200	809,322
Axiata Group Bhd	97,600	145,712
Bharti Airtel Ltd.	47,488	242,622
Bharti Infratel Ltd.	20,538	132,126
China Mobile Ltd.	228,000	2,574,144
DiGi.Com Bhd	145,400	182,872
Empresa Nacional de Telecomunicaciones SA	4,152	37,197

Far EasTone Telecommunications Company Ltd.	58,000	119,366
Global Telecom Holding SAE	2,285	598	(a)
Globe Telecom Inc.	1,235	48,607
Idea Cellular Ltd.	24,304	52,681
KDDI Corp.	63,400	1,662,277
Maxis Bhd	88,900	140,799
MegaFon PJSC GDR	7,188	83,740
Millicom International Cellular S.A.	2,635	152,057
Mobile TeleSystems PJSC ADR	20,756	128,272
MTN Group Ltd.	66,582	571,010
NTT DOCOMO Inc.	48,700	1,005,618
Philippine Long Distance Telephone Co.	3,770	165,045
Reliance Communications Ltd.	20,483	27,370	(a)
Rogers Communications Inc., Class B	14,390	494,342
Sistema JSFC GDR	8,110	47,849
SK Telecom Company Ltd.	72	13,233
SoftBank Group Corp.	34,400	1,755,531
StarHub Ltd.	26,000	67,811
Taiwan Mobile Company Ltd.	62,000	188,754
Tele2 AB, Class B	11,746	118,079
Tim Participacoes S.A.	31,600	54,793
Turkcell Iletisim Hizmetleri AS	31,681	107,454
Vodacom Group Ltd.	15,462	152,080
Vodafone Group PLC	943,614	3,073,652
Vodafone Qatar QSC	12,767	44,516
		14,563,842

Total Common Stock
(Cost $634,582,402)		615,705,276

Preferred Stock—0.2%

Automobile Manufacturers—0.1%
Bayerische Motoren Werke AG	1,658	139,422
Hyundai Motor Co.	1,448	129,666
Hyundai Motor Co.	666	58,503
Porsche Automobil Holding SE	5,309	288,416
Volkswagen AG	6,157	894,567
		1,510,574

Commodity Chemicals—0.0% *
Braskem S.A., Class A	6,100	42,586
Fuchs Petrolub AG	2,446	115,583
LG Chem Ltd.	274	57,719
		215,888

Diversified Banks—0.1%
Banco Bradesco S.A.	92,004	448,363
Bancolombia S.A.	12,485	84,951
Grupo Aval Acciones y Valores SA	128,800	44,225
Itau Unibanco Holding S.A.	110,639	736,335
Itausa—Investimentos Itau S.A.	123,078	214,035
		1,527,909

Electric Utilities—0.0% *
Centrais Eletricas Brasileiras S.A., Class B	8,100	21,375
Cia Energetica de Minas Gerais	28,508	44,172
Cia Paranaense de Energia, Class B	3,900	23,954
		89,501

Fertilizers & Agricultural Chemicals—0.0% *
Sociedad Quimica y Minera de Chile S.A., Class B	3,310	62,127

General Merchandise Stores—0.0% *
Lojas Americanas S.A.	19,625	96,234

Household Products—0.0% *
Henkel AG & Company KGaA	6,432	721,067

Hypermarkets & Super Centers—0.0% *
Cia Brasileira de Distribuicao	4,800	50,788

Integrated Oil & Gas—0.0% *
Petroleo Brasileiro S.A.	133,600	226,255	(a)

Integrated Telecommunication Services—0.0% *
Telefonica Brasil S.A.	11,900	107,532

Multi-Sector Holdings—0.0% *
Grupo de Inversiones Suramericana S.A.	3,025	33,161

Paper Products—0.0% *
Suzano Papel e Celulose S.A., Class A	9,200	43,462

Renewable Electricity—0.0% *
Cia Energetica de Sao Paulo	5,900	19,984

Soft Drinks—0.0% *
Embotelladora Andina S.A., Class B	7,865	23,142

Steel—0.0% *
Gerdau S.A.	34,600	40,667
Vale S.A.	68,100	176,436
		217,103

Technology Hardware, Storage & Peripherals—0.0% *
Samsung Electronics Company Ltd.	746	694,116

Total Preferred Stock
(Cost $10,949,917)		5,638,843

Rights—0.0% *

Diversified Banks—0.0% *
Banco Bradesco S.A.	3,013	1,576	(a)
Banco Bradesco S.A.	732	241	(a)
UBI Banca S.p.A.	43,708	—	(**,a)
		1,817

Industrial REITs—0.0% *
Ascendas Real Estate Investment Trust	3,150	138	(a)

Integrated Oil & Gas—0.0% *
Repsol S.A.	34,038	16,972	(a)

Semiconductor Equipment—0.0% *
GCL Poly Energy Holdings Ltd.	78,800	508	(a)

Total Rights
(Cost $17,201)		19,435

Total Foreign Equity
(Cost $645,549,520)		621,363,554

		Principal Amount	Fair Value
Bonds and Notes—30.6%
U.S. Treasuries—11.0%
U.S. Treasury Bonds
2.50%	02/15/45	$1,050,000	$940,164
2.75%	11/15/42	650,000	618,450
2.88%	08/15/45	1,600,000	1,550,938
3.00%	05/15/42 - 11/15/45	15,200,000	15,216,728
3.13%	08/15/44	2,000,000	2,039,982
3.38%	05/15/44	2,900,000	3,106,277
3.63%	08/15/43 - 02/15/44	1,740,000	1,954,249
3.75%	11/15/43	600,000	689,761
4.38%	11/15/39	3,100,000	3,890,754
4.50%	02/15/36	3,400,000	4,351,449
4.63%	02/15/40	500,000	650,085
5.25%	02/15/29	200,000	262,046
5.38%	02/15/31	1,650,000	2,237,110
5.50%	08/15/28	1,450,000	1,929,793
6.38%	08/15/27	200,000	281,004
7.63%	11/15/22 - 02/15/25	2,000,000	2,733,181
7.88%	02/15/21	2,000,000	2,591,144
8.75%	05/15/20	3,000,000	3,890,814
9.00%	11/15/18	3,000,000	3,649,677
U.S. Treasury Notes
0.63%	05/31/17 - 04/30/18	20,300,000	20,155,900
0.75%	12/31/17 - 03/31/18	6,000,000	5,955,578
0.88%	02/28/17 - 01/31/18	20,250,000	20,227,454
1.00%	03/15/18 - 06/30/19	9,800,000	9,719,737
1.13%	12/31/19 - 03/31/20	16,800,000	16,468,660
1.25%	10/31/18 - 02/29/20	13,500,000	13,377,032
1.38%	07/31/18 - 10/31/20	17,700,000	17,552,425
1.50%	11/30/19 - 01/31/22	12,500,000	12,405,550
1.63%	04/30/19 - 11/15/22	14,500,000	14,492,211
1.75%	10/31/20 - 09/30/22	6,600,000	6,571,108
2.00%	07/31/20 - 08/15/25	20,444,000	20,177,899
2.13%	08/31/20 - 12/31/21	5,400,000	5,470,812
2.25%	03/31/21 - 11/15/25	8,890,000	8,898,457
2.38%	12/31/20 - 08/15/24	7,500,000	7,632,159
2.50%	08/15/23 - 05/15/24	3,500,000	3,578,288
2.63%	08/15/20 - 11/15/20	3,885,000	4,037,592
2.75%	11/15/23 - 02/15/24	4,300,000	4,482,780
3.13%	05/15/19	5,300,000	5,593,143
3.63%	02/15/21	700,000	761,223
4.50%	05/15/17	16,500,000	17,299,342
			267,440,956

U.S. Government Sponsored Agency—0.1%
Tennessee Valley Authority
3.50%	12/15/42	1,000,000	923,597

Agency Collateralized Mortgage Obligations—0.2%
Federal Home Loan Mortgage Corp.
2.37%	05/25/22	600,000	595,280
2.60%	10/25/23	138,080	140,255
2.79%	10/25/20	48,584	49,559
2.87%	12/25/21	800,000	821,314

3.06%	07/25/23	600,000	611,909	(f)
3.30%	04/25/23	100,000	103,670	(f)
3.39%	03/25/24	200,000	207,187
3.40%	07/25/19	169,138	174,370
3.41%	05/25/19	236,987	244,786
3.49%	01/25/24	300,000	313,230
3.53%	07/25/23	800,000	840,425	(f)
3.97%	01/25/21	200,000	215,572
4.25%	01/25/20	100,000	107,713
5.09%	03/25/19	100,000	108,813
Federal National Mortgage Assoc.
2.68%	05/25/21	100,000	101,360	(f)
			4,635,443

Agency Mortgage Backed—9.6%
Federal Home Loan Mortgage Corp.
0.88%	03/07/18	2,000,000	1,986,126
1.20%	10/29/18	1,100,000	1,092,232
1.25%	10/02/19	1,500,000	1,479,881
1.38%	05/01/20	1,500,000	1,477,434
1.77%	06/01/43	357,869	364,110	(f)
2.38%	01/13/22	2,100,000	2,129,182
2.47%	05/01/43	891,520	900,130	(f)
2.50%	07/01/28 - 01/01/30	3,676,737	3,714,619
2.51%	08/01/43	305,170	308,803	(f)
2.51%	11/25/22	300,000	297,713
3.00%	05/01/30 - 06/01/43	12,157,101	12,270,656
3.50%	10/01/42 - 12/01/45	12,213,370	12,581,460
4.00%	06/01/42 - 12/01/45	8,776,484	9,286,878
4.88%	06/13/18	2,000,000	2,172,180
5.00%	12/01/22 - 06/01/41	3,961,279	4,343,081
5.50%	01/01/38 - 04/01/39	661,179	747,349
6.00%	06/01/37 - 11/01/37	640,266	726,656
6.25%	07/15/32	1,000,000	1,390,114
2.50%	TBA	1,200,000	1,202,673	(g)
3.00%	TBA	917,000	940,739	(g)
3.50%	TBA	2,402,000	2,478,617	(g)
4.00%	TBA	2,493,000	2,608,418	(g)
4.50%	TBA	550,000	592,391	(g)
Federal National Mortgage Assoc.
0.88%	12/20/17 - 05/21/18	6,900,000	6,863,293
1.89%	04/01/43	574,520	587,552	(f)
2.50%	02/01/28 - 08/01/30	6,767,780	6,849,603
3.00%	01/01/28 - 12/01/45	21,666,962	21,989,354
3.50%	07/01/30 - 01/01/46	24,069,382	24,888,700
4.00%	10/01/41 - 12/01/45	15,872,134	16,847,610
4.50%	10/01/40 - 03/01/44	12,779,812	13,829,425
5.00%	12/01/39 - 06/01/41	4,469,555	5,010,833
5.50%	12/01/35 - 04/01/38	4,672,869	5,255,204
6.00%	03/01/34 - 08/01/37	3,323,804	3,770,694
6.63%	11/15/30	100,000	141,684
2.50%	TBA	456,000	451,337	(g)
3.00%	TBA	1,309,000	1,322,398	(g)
3.50%	TBA	4,997,000	5,206,245	(g)
4.00%	TBA	3,446,000	3,621,271	(g)
4.50%	TBA	873,000	912,417	(g)
5.50%	TBA	1,032,000	1,150,322	(g)

Government National Mortgage Assoc.
2.50%	05/20/45	343,569	334,441
3.00%	10/15/42 - 12/20/45	7,625,895	7,750,292
3.50%	10/20/42 - 12/20/45	14,060,083	14,694,514
4.00%	12/20/40 - 01/20/45	9,765,219	10,402,573
4.50%	05/20/40	3,853,325	4,196,752
5.00%	08/15/41	3,996,123	4,419,421
3.00%	TBA	4,033,000	4,086,217	(g)
3.50%	TBA	3,333,000	3,473,368	(g)
4.00%	TBA	407,000	432,107	(g)
			233,579,069

Asset Backed—0.1%
Chase Issuance Trust 2014-A1
1.15%	01/15/19	1,000,000	999,196
Citibank Credit Card Issuance Trust 2007-A8
5.65%	09/20/19	1,000,000	1,068,190
Discover Card Execution Note Trust 2014-A3
1.22%	10/15/19	400,000	399,543
Hyundai Auto Receivables Trust 2015-B
1.12%	11/15/19	500,000	496,124
			2,963,053

Corporate Notes—8.6%
21st Century Fox America Inc.
6.65%	11/15/37	579,000	672,833
3M Co.
3.00%	08/07/25	250,000	255,257
Abbey National Treasury Services PLC
2.38%	03/16/20	250,000	249,672
3.05%	08/23/18	250,000	256,571
Abbott Laboratories
2.55%	03/15/22	430,000	427,344
AbbVie Inc.
4.40%	11/06/42	250,000	233,466
4.50%	05/14/35	70,000	68,536
4.70%	05/14/45	250,000	244,485
ACE INA Holdings Inc.
2.70%	03/13/23	250,000	244,383
4.35%	11/03/45	200,000	203,247
Actavis Funding SCS
4.75%	03/15/45	350,000	341,201
Actavis Inc.
3.25%	10/01/22	500,000	491,820
Adobe Systems Inc.
3.25%	02/01/25	70,000	68,353
Aetna Inc.
1.50%	11/15/17	713,000	710,297
2.75%	11/15/22	500,000	485,746
Aflac Inc.
2.65%	02/15/17	250,000	253,288
3.63%	11/15/24	250,000	254,453
Agrium Inc.
6.75%	01/15/19	1,000,000	1,115,459
Air Lease Corp.
3.88%	04/01/21	200,000	201,000
Alibaba Group Holding Ltd.
3.13%	11/28/21	200,000	193,975

Altria Group Inc.
4.25%	08/09/42	413,000	378,920
5.38%	01/31/44	70,000	75,281
Amazon.com Inc.
1.20%	11/29/17	373,000	371,570
4.80%	12/05/34	250,000	263,086
America Movil SAB de C.V.
3.13%	07/16/22	750,000	736,925
American Express Co.
3.63%	12/05/24	250,000	244,668
7.00%	03/19/18	1,000,000	1,109,006
American Honda Finance Corp.
1.20%	07/14/17	250,000	248,907
2.15%	03/13/20	200,000	199,056
American International Group Inc.
4.50%	07/16/44	250,000	231,212
4.88%	06/01/22	500,000	540,322
American Tower Corp. (REIT)
3.50%	01/31/23	500,000	489,026
Amgen Inc.
5.38%	05/15/43	567,000	601,993
Anadarko Petroleum Corp.
6.20%	03/15/40	442,000	406,640
Anheuser-Busch InBev Finance Inc.
3.70%	02/01/24	500,000	510,353
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	892,000	858,605
7.75%	01/15/19	500,000	578,072
Anthem Inc.
1.88%	01/15/18	602,000	599,447
3.30%	01/15/23	500,000	486,134
3.70%	08/15/21	237,000	242,361
Aon PLC
4.25%	12/12/42	250,000	223,184
Apache Corp.
5.10%	09/01/40	250,000	213,715
Apple Inc.
1.00%	05/03/18	250,000	248,037
4.38%	05/13/45	465,000	469,166
Applied Materials Inc.
3.90%	10/01/25	160,000	160,961
Archer-Daniels-Midland Co.
4.02%	04/16/43	370,000	355,316
Arrow Electronics Inc.
3.00%	03/01/18	250,000	249,795
4.00%	04/01/25	40,000	38,455
Asian Development Bank
2.13%	03/19/25	500,000	487,961
AstraZeneca PLC
6.45%	09/15/37	250,000	315,960
AT&T Inc.
4.35%	06/15/45	750,000	644,554
4.50%	05/15/35	95,000	87,871
5.55%	08/15/41	454,000	455,868
Australia & New Zealand Banking Group Ltd.
3.70%	11/16/25	250,000	256,498

Autodesk Inc.
1.95%	12/15/17	888,000	885,085
AvalonBay Communities Inc.
3.45%	06/01/25	115,000	113,599
AXA S.A.
8.60%	12/15/30	100,000	134,375
Baidu Inc.
3.25%	08/06/18	205,000	207,626
Bank of America Corp.
3.88%	08/01/25	250,000	253,806
3.95%	04/21/25	155,000	150,948
4.00%	04/01/24	350,000	358,136
4.13%	01/22/24	500,000	516,687
5.42%	03/15/17	800,000	832,742
5.70%	01/24/22	1,071,000	1,208,421
5.75%	12/01/17	1,360,000	1,454,935
6.11%	01/29/37	250,000	283,675
Bank of Montreal
1.45%	04/09/18	500,000	497,474
Barclays PLC
3.65%	03/16/25	500,000	480,512
Barrick Gold Corp.
6.95%	04/01/19	325,000	332,521
Baxalta Inc.
4.00%	06/23/25	100,000	99,015	(e)
Baxter International Inc.
1.85%	06/15/18	500,000	496,997
BB&T Corp.
2.05%	06/19/18	350,000	352,050
2.15%	03/22/17	500,000	503,849
Becton Dickinson and Co.
3.30%	03/01/23	250,000	247,064
3.73%	12/15/24	50,000	50,459
Bed Bath & Beyond Inc.
3.75%	08/01/24	150,000	146,360
Berkshire Hathaway Energy Co.
6.13%	04/01/36	500,000	582,707
Berkshire Hathaway Finance Corp.
1.60%	05/15/17	944,000	950,159
3.00%	05/15/22	500,000	508,824
BHP Billiton Finance USA Ltd.
2.05%	09/30/18	325,000	319,312
Biogen Inc.
4.05%	09/15/25	80,000	80,415
5.20%	09/15/45	150,000	150,043
BNP Paribas S.A.
2.38%	09/14/17	750,000	758,945
2.40%	12/12/18	250,000	251,970
Boeing Capital Corp.
4.70%	10/27/19	250,000	274,357
Boston Properties LP (REIT)
3.85%	02/01/23	250,000	255,231
Boston Scientific Corp.
2.65%	10/01/18	500,000	502,672
4.13%	10/01/23	100,000	101,226

BP Capital Markets PLC
2.32%	02/13/20	250,000	246,410
2.50%	11/06/22	500,000	475,324
2.52%	01/15/20	115,000	114,629
3.06%	03/17/22	210,000	205,918
BPCE S.A.
4.00%	04/15/24	250,000	256,851
Bristol-Myers Squibb Co.
2.00%	08/01/22	500,000	485,136
British Telecommunications PLC
9.63%	12/15/30	250,000	365,171
Buckeye Partners LP
4.15%	07/01/23	250,000	214,216
Burlington Northern Santa Fe LLC
5.75%	05/01/40	500,000	559,850
Canadian National Railway Co.
2.95%	11/21/24	305,000	300,627
Canadian Natural Resources Ltd.
3.80%	04/15/24	250,000	220,882
3.90%	02/01/25	250,000	218,217
Canadian Pacific Railway Co.
2.90%	02/01/25	250,000	235,346
Capital One Bank USA
2.30%	06/05/19	250,000	246,957
Capital One Financial Corp.
4.20%	10/29/25	90,000	88,908
Capital One NA
2.35%	08/17/18	315,000	315,649
Cardinal Health Inc.
3.20%	03/15/23	500,000	493,924
Caterpillar Financial Services Corp.
1.25%	11/06/17	611,000	608,698
3.25%	12/01/24	350,000	347,279
Caterpillar Inc.
1.50%	06/26/17	573,000	574,031
Catholic Health Initiatives
1.60%	11/01/17	175,000	174,656
CBS Corp.
3.38%	03/01/22	250,000	247,244
4.00%	01/15/26	250,000	243,924
CCO Safari II LLC
4.91%	07/23/25	235,000	234,769	(e)
6.48%	10/23/45	250,000	250,089	(e)
Celgene Corp.
5.00%	08/15/45	150,000	150,574
5.25%	08/15/43	220,000	224,618
Cenovus Energy Inc.
3.80%	09/15/23	250,000	226,469
CenterPoint Energy Houston Electric LLC
4.50%	04/01/44	250,000	257,910
CF Industries Inc.
3.45%	06/01/23	250,000	232,712
5.38%	03/15/44	200,000	173,934
Chevron Corp.
1.72%	06/24/18	750,000	746,302
2.19%	11/15/19	55,000	54,991

2.41%	03/03/22	145,000	141,205
2.43%	06/24/20	75,000	75,078
Cigna Corp.
5.38%	02/15/42	250,000	273,853
Cisco Systems Inc.
2.90%	03/04/21	125,000	128,552
5.90%	02/15/39	500,000	609,869
Citigroup Inc.
2.65%	10/26/20	750,000	744,553
3.88%	03/26/25	250,000	243,527
4.30%	11/20/26	200,000	199,140
4.45%	09/29/27	250,000	248,512
5.88%	01/30/42	272,000	311,979
6.13%	08/25/36	255,000	287,942
CME Group Inc.
3.00%	03/15/25	250,000	245,426
CNA Financial Corp.
5.88%	08/15/20	781,000	865,776
Colgate-Palmolive Co.
3.25%	03/15/24	250,000	260,074
Comcast Corp.
4.25%	01/15/33	1,000,000	982,601
5.15%	03/01/20	500,000	558,840
Commonwealth Bank of Australia
2.30%	09/06/19	350,000	349,283
Commonwealth Edison Co.
3.10%	11/01/24	150,000	148,655
4.60%	08/15/43	250,000	258,764
4.70%	01/15/44	175,000	184,068
Compass Bank
3.88%	04/10/25	250,000	229,326
ConocoPhillips
6.50%	02/01/39	500,000	526,890
Consolidated Edison Company of New York Inc.
3.30%	12/01/24	350,000	349,726
3.95%	03/01/43	250,000	231,007
Continental Resources Inc.
4.50%	04/15/23	250,000	179,720
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.25%	01/14/19	250,000	250,805
3.95%	11/09/22	500,000	506,161
4.63%	12/01/23	250,000	260,687
Corning Inc.
2.90%	05/15/22	255,000	244,426
Corp Andina de Fomento
4.38%	06/15/22	250,000	266,150
Costco Wholesale Corp.
2.25%	02/15/22	85,000	83,465
COX Communications Inc.
4.70%	12/15/42	218,000	165,465	(e)
Credit Suisse AG
2.30%	05/28/19	350,000	350,401
3.63%	09/09/24	250,000	252,055
5.30%	08/13/19	500,000	552,169
Credit Suisse Group Funding Guernsey Ltd.
4.88%	05/15/45	250,000	246,530	(e)

CSX Corp.
4.10%	03/15/44	318,000	288,010
CVS Health Corp.
2.25%	12/05/18	500,000	502,514
2.75%	12/01/22	500,000	487,214
3.38%	08/12/24	250,000	247,536
Deere & Co.
3.90%	06/09/42	471,000	449,872
Delphi Corp.
4.15%	03/15/24	150,000	151,259
Deutsche Bank AG
2.95%	08/20/20	250,000	250,459
Deutsche Telekom International Finance BV
8.75%	06/15/30	250,000	346,818
Devon Energy Corp.
2.25%	12/15/18	500,000	456,442
3.25%	05/15/22	500,000	425,194
5.00%	06/15/45	100,000	75,786
Diageo Capital PLC
1.50%	05/11/17	500,000	499,729
Diageo Investment Corp.
2.88%	05/11/22	500,000	495,677
DIRECTV Holdings LLC
5.15%	03/15/42	250,000	232,919
Discover Bank
4.20%	08/08/23	350,000	357,585
Discovery Communications LLC
3.25%	04/01/23	325,000	299,643
3.45%	03/15/25	135,000	122,321
DTE Electric Co.
3.70%	03/15/45	145,000	133,231
DTE Energy Co.
3.85%	12/01/23	250,000	256,909
Duke Energy Corp.
1.63%	08/15/17	884,000	882,845
3.05%	08/15/22	2,139,000	2,109,127
Eastman Chemical Co.
2.40%	06/01/17	500,000	502,748
Eaton Corp.
1.50%	11/02/17	500,000	496,869
eBay Inc.
1.35%	07/15/17	619,000	614,148
Ecolab Inc.
1.45%	12/08/17	750,000	742,933
Ecopetrol S.A.
4.13%	01/16/25	250,000	200,000
7.63%	07/23/19	345,000	374,249
Eli Lilly & Co.
2.75%	06/01/25	45,000	44,467
EMC Corp.
1.88%	06/01/18	500,000	466,592
Emerson Electric Co.
2.63%	02/15/23	500,000	489,599
Enbridge Inc.
3.50%	06/10/24	65,000	54,464
Encana Corp.
3.90%	11/15/21	500,000	412,832

Energy Transfer Partners LP
6.50%	02/01/42	250,000	203,338
6.70%	07/01/18	701,000	737,208
EnLink Midstream Partners LP
5.60%	04/01/44	150,000	104,484
Entergy Louisiana LLC
4.05%	09/01/23	250,000	257,991
Enterprise Products Operating LLC
3.70%	02/15/26	35,000	31,421
3.90%	02/15/24	175,000	163,339
4.45%	02/15/43	442,000	337,151
EOG Resources Inc.
2.45%	04/01/20	175,000	173,119
3.15%	04/01/25	80,000	75,700
ERP Operating LP (REIT)
3.00%	04/15/23	250,000	245,585
European Bank for Reconstruction & Development
1.00%	02/16/17	500,000	500,896
European Investment Bank
1.00%	08/17/17	1,000,000	997,272
1.63%	12/15/20	1,000,000	981,672
4.88%	01/17/17	2,040,000	2,121,021
Eversource Energy
1.45%	05/01/18	250,000	245,938
3.15%	01/15/25	125,000	122,078
Exelon Generation Company LLC
2.95%	01/15/20	250,000	249,179
Export-Import Bank of Korea
2.38%	08/12/19	500,000	500,077
Express Scripts Holding Co.
4.75%	11/15/21	474,000	508,337
Exxon Mobil Corp.
2.71%	03/06/25	250,000	244,633
3.18%	03/15/24	250,000	253,879
FedEx Corp.
2.70%	04/15/23	200,000	194,206
4.75%	11/15/45	195,000	193,068
Fifth Third BanCorp
4.50%	06/01/18	500,000	526,587
Fifth Third Bank
2.88%	10/01/21	230,000	229,194
Florida Power & Light Co.
4.13%	02/01/42	500,000	497,618
Ford Motor Co.
4.75%	01/15/43	800,000	754,082
Ford Motor Credit Company LLC
2.46%	03/27/20	250,000	242,469
2.60%	11/04/19	250,000	245,481
3.22%	01/09/22	250,000	244,771
Freeport-McMoRan Inc.
5.40%	11/14/34	200,000	106,000
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.63%	05/01/21	276,000	168,360
General Electric Capital Corp.
5.50%	01/08/20	1,000,000	1,121,773	(c)
6.75%	03/15/32	1,250,000	1,633,294	(c)

General Electric Co.
5.25%	12/06/17	500,000	533,890	(c)
General Mills Inc.
3.65%	02/15/24	250,000	256,842
General Motors Co.
5.20%	04/01/45	250,000	235,358
General Motors Financial Company Inc.
3.15%	01/15/20	150,000	148,667
4.38%	09/25/21	100,000	101,456
Georgia Power Co.
4.30%	03/15/42	472,000	435,929
Gilead Sciences Inc.
3.70%	04/01/24	500,000	512,201
4.80%	04/01/44	250,000	250,789
GlaxoSmithKline Capital PLC
1.50%	05/08/17	1,000,000	1,004,252
Glencore Finance Canada Ltd.
5.80%	11/15/16	751,275	748,458	(e)
Google Inc.
3.38%	02/25/24	225,000	236,858
Great Plains Energy Inc.
4.85%	06/01/21	1,004,000	1,078,813
Halliburton Co.
3.50%	08/01/23	900,000	883,376
Harris Corp.
3.83%	04/27/25	250,000	246,255
4.85%	04/27/35	40,000	39,356
HCP Inc. (REIT)
2.63%	02/01/20	500,000	492,480
Hess Corp.
8.13%	02/15/19	500,000	566,832
Hewlett Packard Enterprise Co.
6.35%	10/15/45	250,000	237,323	(e)
Honeywell International Inc.
3.35%	12/01/23	450,000	460,111
Hospitality Properties Trust
4.65%	03/15/24	250,000	246,156
HP Inc.
6.00%	09/15/41	262,000	228,778
HSBC Bank USA
5.88%	11/01/34	500,000	578,701
HSBC Finance Corp.
6.68%	01/15/21	250,000	286,939
HSBC Holdings PLC
5.10%	04/05/21	1,000,000	1,111,799
HSBC USA Inc.
2.38%	11/13/19	350,000	348,649
Husky Energy Inc.
4.00%	04/15/24	100,000	91,531
Illinois Tool Works Inc.
3.50%	03/01/24	250,000	257,026
Indiana Michigan Power Co.
3.20%	03/15/23	750,000	739,765
Ingersoll-Rand Global Holding Company Ltd.
4.25%	06/15/23	200,000	206,009
Intel Corp.
1.35%	12/15/17	872,000	873,208
4.25%	12/15/42	186,000	179,295

Inter-American Development Bank
1.00%	07/14/17	500,000	499,243
2.13%	01/15/25	500,000	486,932
International Bank for Reconstruction & Development
2.25%	06/24/21	1,000,000	1,010,550
International Business Machines Corp.
4.00%	06/20/42	500,000	467,665
International Finance Corp.
1.25%	07/16/18	500,000	498,281
International Paper Co.
3.65%	06/15/24	500,000	489,428
Interstate Power & Light Co.
3.25%	12/01/24	350,000	352,056
Intesa Sanpaolo S.p.A.
3.88%	01/15/19	200,000	205,984
Invesco Finance PLC
3.13%	11/30/22	500,000	493,261
Jabil Circuit Inc.
4.70%	09/15/22	223,000	216,310
Jefferies Group LLC
5.13%	01/20/23	250,000	248,055
John Deere Capital Corp.
1.95%	12/13/18	500,000	502,232
Johnson & Johnson
2.45%	12/05/21	350,000	355,139
4.38%	12/05/33	250,000	275,738
Johnson Controls Inc.
3.63%	07/02/24	80,000	77,289
JPMorgan Chase & Co.
1.70%	03/01/18	200,000	199,025
2.25%	01/23/20	250,000	246,040
2.75%	06/23/20	250,000	251,165
3.13%	01/23/25	250,000	243,223
3.25%	09/23/22	436,000	438,834
3.38%	05/01/23	250,000	245,843
4.50%	01/24/22	703,000	758,267
6.30%	04/23/19	1,000,000	1,121,525
6.40%	05/15/38	500,000	636,906
Kellogg Co.
7.45%	04/01/31	150,000	190,617
KeyCorp
2.30%	12/13/18	170,000	170,249
2.90%	09/15/20	125,000	124,584
KFW
2.00%	10/04/22 - 05/02/25	1,750,000	1,716,196
4.50%	07/16/18	1,567,000	1,684,561
Kimberly-Clark Corp.
1.90%	05/22/19	220,000	219,077
2.65%	03/01/25	55,000	53,096
Kinder Morgan Energy Partners LP
2.65%	02/01/19	740,000	684,192
5.00%	08/15/42	442,000	326,132
Kinder Morgan Inc.
4.30%	06/01/25	115,000	99,413
5.05%	02/15/46	150,000	111,236
5.30%	12/01/34	300,000	236,297

Kinross Gold Corp.
6.88%	09/01/41	250,000	136,980
KLA-Tencor Corp.
4.65%	11/01/24	215,000	216,436
Koninklijke Philips N.V.
3.75%	03/15/22	500,000	513,468
Kraft Foods Group Inc.
5.00%	06/04/42	500,000	503,431
Kraft Heinz Foods Co.
5.20%	07/15/45	150,000	156,629	(e)
L-3 Communications Corp.
5.20%	10/15/19	500,000	529,614
Laboratory Corporation of America Holdings
4.00%	11/01/23	200,000	202,112
Lam Research Corp.
3.80%	03/15/25	115,000	108,339
Landwirtschaftliche Rentenbank
0.88%	09/12/17	500,000	497,653
Lincoln National Corp.
4.20%	03/15/22	317,000	331,468
Lloyds Bank PLC
2.40%	03/17/20	250,000	248,363
2.70%	08/17/20	250,000	251,884
Lockheed Martin Corp.
3.60%	03/01/35	55,000	49,182
4.25%	11/15/19	500,000	536,496
4.70%	05/15/46	250,000	257,254
Loews Corp.
2.63%	05/15/23	400,000	381,170
Lowe’s Companies Inc.
3.12%	04/15/22	750,000	767,536
3.38%	09/15/25	30,000	30,481
LyondellBasell Industries N.V.
6.00%	11/15/21	250,000	280,710
Macy’s Retail Holdings Inc.
3.88%	01/15/22	500,000	492,540
Marsh & McLennan Companies Inc.
4.05%	10/15/23	250,000	258,456
McDonald’s Corp.
1.88%	05/29/19	500,000	493,995
3.70%	02/15/42	250,000	209,009
McGraw Hill Financial Inc.
4.40%	02/15/26	250,000	255,924
McKesson Corp.
3.80%	03/15/24	250,000	251,335
Mead Johnson Nutrition Co.
4.13%	11/15/25	110,000	110,884
Medtronic Inc.
3.63%	03/15/24	200,000	204,978
4.50%	03/15/42	250,000	250,956
4.63%	03/15/44 - 03/15/45	400,000	409,050
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	395,000	368,466
Merck & Company Inc.
2.40%	09/15/22	878,000	860,470
2.75%	02/10/25	70,000	68,152

MetLife Inc.
1.76%	12/15/17	500,000	500,498
4.13%	08/13/42	250,000	237,040
6.50%	12/15/32	250,000	307,038
Microsoft Corp.
0.88%	11/15/17	1,000,000	996,369
3.50%	02/12/35	65,000	60,084
3.75%	05/01/43	300,000	277,718
4.45%	11/03/45	425,000	438,300
Mondelez International Inc.
4.00%	02/01/24	250,000	257,873
Monsanto Co.
3.95%	04/15/45	150,000	116,379
4.20%	07/15/34	70,000	60,218
Moody’s Corp.
4.88%	02/15/24	250,000	266,118
Morgan Stanley
2.38%	07/23/19	350,000	348,906
2.80%	06/16/20	230,000	230,819
3.95%	04/23/27	250,000	242,749
4.00%	07/23/25	95,000	97,910
4.10%	05/22/23	250,000	252,733
4.35%	09/08/26	250,000	250,966
4.75%	03/22/17	639,000	661,878
4.88%	11/01/22	250,000	265,476
5.50%	07/28/21	898,000	1,006,580
6.63%	04/01/18	433,000	474,844
Motorola Solutions Inc.
3.50%	09/01/21	250,000	235,265
MUFG Americas Holdings Corp.
3.00%	02/10/25	250,000	239,476
Murphy Oil Corp.
3.70%	12/01/22	500,000	382,546
National Australia Bank Ltd.
2.30%	07/25/18	500,000	502,915
NetApp Inc.
3.38%	06/15/21	210,000	205,089
Newell Rubbermaid Inc.
2.05%	12/01/17	500,000	491,058
Newmont Mining Corp.
3.50%	03/15/22	250,000	222,911
Nexen Energy ULC
6.40%	05/15/37	500,000	559,204
Nisource Finance Corp.
3.85%	02/15/23	574,000	585,424
Noble Energy Inc.
8.25%	03/01/19	500,000	559,235
Norfolk Southern Corp.
4.80%	08/15/43	250,000	242,877
Northrop Grumman Corp.
1.75%	06/01/18	750,000	744,081
Novartis Capital Corp.
2.40%	09/21/22	552,000	543,716
3.00%	11/20/25	250,000	246,449
NYSE Holdings LLC
2.00%	10/05/17	500,000	500,799

Occidental Petroleum Corp.
1.50%	02/15/18	500,000	493,934
Omega Healthcare Investors Inc.
4.50%	04/01/27	200,000	188,424
Omnicom Group Inc.
3.63%	05/01/22	500,000	504,893
ONEOK Partners LP
6.13%	02/01/41	312,000	238,412
Oracle Corp.
1.20%	10/15/17	1,000,000	1,000,580
2.25%	10/08/19	250,000	252,700
3.25%	05/15/30	250,000	234,813
3.63%	07/15/23	125,000	129,361
4.30%	07/08/34	500,000	497,044
Orange S.A.
9.00%	03/01/31	250,000	352,851
Owens Corning
4.20%	12/15/22	250,000	250,304
Pacific Gas & Electric Co.
6.05%	03/01/34	611,000	728,899
PacifiCorp
6.25%	10/15/37	153,000	189,246
Parker-Hannifin Corp.
4.20%	11/21/34	350,000	355,236
Pentair Finance S.A.
3.15%	09/15/22	500,000	470,400
PepsiCo Inc.
1.85%	04/30/20	250,000	248,027
2.75%	03/01/23	250,000	249,025
7.90%	11/01/18	1,000,000	1,171,900
Petroleos Mexicanos
3.50%	07/18/18	500,000	496,135
4.50%	01/23/26	100,000	87,850	(e)
5.50%	01/21/21 - 06/27/44	679,000	639,019
6.38%	01/23/45	250,000	211,595
6.50%	06/02/41	167,000	144,372
Pfizer Inc.
4.30%	06/15/43	350,000	350,429
6.20%	03/15/19	1,000,000	1,125,270
Philip Morris International Inc.
3.88%	08/21/42	442,000	403,395
Plains All American Pipeline LP/PAA Finance Corp.
3.85%	10/15/23	500,000	420,756
PNC Bank NA
2.25%	07/02/19	500,000	502,370
Potash Corporation of Saskatchewan Inc.
3.63%	03/15/24	250,000	243,217
PPL Capital Funding Inc.
3.40%	06/01/23	500,000	498,407
Pride International Inc.
6.88%	08/15/20	450,000	417,987
Principal Financial Group Inc.
1.85%	11/15/17	250,000	250,202
3.40%	05/15/25	250,000	245,112
Prologis LP (REIT)
4.25%	08/15/23	250,000	263,076

Prudential Financial Inc.
5.63%	05/12/41	225,000	249,046
7.38%	06/15/19	350,000	406,190
Public Service Company of Colorado
3.95%	03/15/43	250,000	243,422
Public Service Electric & Gas Co.
1.80%	06/01/19	250,000	247,431
2.38%	05/15/23	500,000	479,024
3.05%	11/15/24	250,000	249,198
Puget Energy Inc.
3.65%	05/15/25	300,000	290,825
QUALCOMM Inc.
4.65%	05/20/35	150,000	139,042
Quest Diagnostics Inc.
3.50%	03/30/25	150,000	144,931
4.25%	04/01/24	250,000	257,495
Qwest Corp.
6.75%	12/01/21	500,000	523,750
Raytheon Co.
3.15%	12/15/24	90,000	90,250
Realty Income Corp. (REIT)
4.65%	08/01/23	500,000	520,502
Regions Bank
2.25%	09/14/18	250,000	249,759
Republic Services Inc.
3.20%	03/15/25	250,000	240,698
5.50%	09/15/19	500,000	550,303
Reynolds American Inc.
3.25%	11/01/22	500,000	494,648
3.75%	05/20/23	250,000	249,588
Rio Tinto Finance USA Ltd.
5.20%	11/02/40	750,000	687,749
Rogers Communications Inc.
3.00%	03/15/23	250,000	242,902
3.63%	12/15/25	60,000	59,022
Rowan Companies Inc.
5.40%	12/01/42	250,000	149,476
Royal Bank of Canada
1.20%	09/19/17	500,000	497,664
1.80%	07/30/18	200,000	199,403
2.15%	03/06/20	250,000	247,643
Royal Bank of Scotland Group PLC
6.40%	10/21/19	500,000	554,817
San Diego Gas & Electric Co.
3.60%	09/01/23	500,000	520,785
Sanofi
1.25%	04/10/18	500,000	497,896
Santander Holdings USA Inc.
2.65%	04/17/20	150,000	147,165
Scripps Networks Interactive Inc.
3.90%	11/15/24	250,000	239,036
Seagate HDD Cayman
3.75%	11/15/18	125,000	124,087
4.75%	06/01/23	250,000	218,842
Sempra Energy
4.05%	12/01/23	250,000	257,547

Shell International Finance BV
2.00%	11/15/18	225,000	225,308
4.13%	05/11/35	250,000	238,504
4.38%	03/25/20	1,000,000	1,074,168
Simon Property Group LP (REIT)
2.75%	02/01/23	621,000	606,824
South Carolina Electric & Gas Co.
5.10%	06/01/65	150,000	156,160
Southern California Edison Co.
3.60%	02/01/45	825,000	747,590
Southern Copper Corp.
5.88%	04/23/45	255,000	195,133
Spectra Energy Capital LLC
3.30%	03/15/23	250,000	213,985
Spectra Energy Partners LP
3.50%	03/15/25	250,000	218,820
Stanley Black & Decker Inc.
2.90%	11/01/22	250,000	245,008
State Street Corp.
3.30%	12/16/24	95,000	95,936	(b)
3.70%	11/20/23	275,000	286,280	(b)
Statoil ASA
2.45%	01/17/23	750,000	711,258
Sumitomo Mitsui Banking Corp.
2.45%	01/16/20	250,000	248,636
2.50%	07/19/18	500,000	506,597
Suncor Energy Inc.
6.85%	06/01/39	250,000	275,427
Sunoco Logistics Partners Operations LP
5.95%	12/01/25	250,000	238,196
SunTrust Banks Inc.
2.35%	11/01/18	350,000	351,874
Target Corp.
4.00%	07/01/42	500,000	488,172
TD Ameritrade Holding Corp.
2.95%	04/01/22	250,000	247,801
Telefonica Emisiones SAU
5.88%	07/15/19	1,000,000	1,099,179
Texas Instruments Inc.
1.75%	05/01/20	250,000	243,533
The Allstate Corp.
5.75%	08/15/53	250,000	257,000	(f)
The Bank of New York Mellon Corp.
2.20%	05/15/19	500,000	500,816
3.00%	02/24/25	105,000	103,303
The Bank of Nova Scotia
2.05%	10/30/18	250,000	250,621
The Boeing Co.
0.95%	05/15/18	325,000	321,301
3.30%	03/01/35	65,000	59,338
The Charles Schwab Corp.
2.20%	07/25/18	200,000	200,458
The Chubb Corp.
6.38%	03/29/67	250,000	240,083	(f)
The Clorox Co.
3.50%	12/15/24	250,000	249,652

The Coca-Cola Co.
1.15%	04/01/18	250,000	249,314
2.45%	11/01/20	500,000	509,279
The Dow Chemical Co.
3.00%	11/15/22	437,000	418,640
4.38%	11/15/42	437,000	380,731
The Goldman Sachs Group Inc.
2.75%	09/15/20	750,000	749,670
3.85%	07/08/24	250,000	255,249
5.75%	01/24/22	500,000	568,659
6.25%	02/01/41	350,000	417,457
6.75%	10/01/37	700,000	817,707
The Home Depot Inc.
2.63%	06/01/22	190,000	189,824
4.20%	04/01/43	250,000	250,420
4.40%	04/01/21	500,000	550,673
The Kroger Co.
3.85%	08/01/23	500,000	515,539
The Procter & Gamble Co.
4.70%	02/15/19	1,000,000	1,089,919
The Progressive Corp.
4.35%	04/25/44	100,000	100,800
The Sherwin-Williams Co.
1.35%	12/15/17	436,000	432,315
The Toronto-Dominion Bank
2.25%	11/05/19	250,000	249,942
2.63%	09/10/18	250,000	254,844
The Travelers Companies Inc.
5.35%	11/01/40	250,000	287,375
The Walt Disney Co.
3.15%	09/17/25	165,000	166,896
The Western Union Co.
2.88%	12/10/17	500,000	505,970
The Williams Companies Inc.
4.55%	06/24/24	45,000	31,271
Thermo Fisher Scientific Inc.
3.30%	02/15/22	80,000	79,850
4.15%	02/01/24	25,000	25,981
Thomson Reuters Corp.
4.50%	05/23/43	150,000	130,370
Time Warner Cable Inc.
4.50%	09/15/42	500,000	392,368
6.75%	07/01/18	788,000	859,923
Time Warner Inc.
6.10%	07/15/40	650,000	702,073
Total Capital International S.A.
1.55%	06/28/17	1,000,000	1,002,598
2.75%	06/19/21	250,000	249,067
Toyota Motor Credit Corp.
1.38%	01/10/18	1,000,000	1,002,006
TransAlta Corp.
4.50%	11/15/22	873,000	758,872
TransCanada PipeLines Ltd.
7.63%	01/15/39	350,000	429,033
Tyco Electronics Group S.A.
2.38%	12/17/18	80,000	79,900

Tyson Foods Inc.
2.65%	08/15/19	250,000	250,201
4.88%	08/15/34	70,000	71,396
Unilever Capital Corp.
2.20%	03/06/19	400,000	405,983
Union Pacific Corp.
4.75%	12/15/43	250,000	268,802
United Airlines 2013-1 Class A Pass Through Trust
4.30%	02/15/27	237,997	246,327
United Parcel Service Inc.
2.45%	10/01/22	875,000	865,564
United Technologies Corp.
1.80%	06/01/17	472,000	474,683
4.50%	06/01/42	458,000	461,209
UnitedHealth Group Inc.
1.40%	10/15/17	437,000	436,184
4.63%	07/15/35	45,000	46,708
6.88%	02/15/38	250,000	326,767
US Bank NA
2.80%	01/27/25	350,000	340,797
Vale Overseas Ltd.
6.88%	11/10/39	750,000	521,182
Valero Energy Corp.
6.63%	06/15/37	500,000	502,393
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18	500,000	497,609
Verizon Communications Inc.
3.85%	11/01/42	686,000	560,655
4.40%	11/01/34	250,000	230,658
4.52%	09/15/48	150,000	134,131
5.05%	03/15/34	250,000	248,935
5.15%	09/15/23	1,250,000	1,374,302
6.40%	09/15/33	500,000	569,664
6.55%	09/15/43	250,000	296,794
Verizon New York Inc.
7.38%	04/01/32	250,000	282,199
Viacom Inc.
2.50%	12/15/16	1,159,000	1,161,432
3.25%	03/15/23	200,000	182,712
5.85%	09/01/43	100,000	89,739
Virginia Electric and Power Co.
4.65%	08/15/43	500,000	528,629
Vodafone Group PLC
2.50%	09/26/22	376,000	348,402
4.38%	02/19/43	250,000	205,913
Voya Financial Inc.
2.90%	02/15/18	250,000	252,748
Wal-Mart Stores Inc.
6.50%	08/15/37	1,250,000	1,614,940
Walgreens Boots Alliance Inc.
4.50%	11/18/34	155,000	141,550
Waste Management Inc.
2.90%	09/15/22	500,000	490,934
Wells Fargo & Co.
1.40%	09/08/17	500,000	499,469
1.50%	01/16/18	500,000	497,957
2.15%	01/30/20	920,000	912,263

4.13%	08/15/23	250,000	259,723
4.65%	11/04/44	150,000	145,941
5.61%	01/15/44	569,000	631,930
Welltower Inc.
2.25%	03/15/18	500,000	499,558
5.13%	03/15/43	250,000	250,553
Western Gas Partners LP
5.45%	04/01/44	150,000	119,097
Westpac Banking Corp.
1.50%	12/01/17	500,000	498,395
Weyerhaeuser Co. (REIT)
7.38%	03/15/32	100,000	118,940
Whirlpool Corp.
3.70%	05/01/25	250,000	247,758
Williams Partners LP
5.10%	09/15/45	150,000	98,697
5.80%	11/15/43	250,000	174,747
WPP Finance 2010
5.13%	09/07/42	191,000	180,198
Wyndham Worldwide Corp.
4.25%	03/01/22	250,000	251,729
Xcel Energy Inc.
3.30%	06/01/25	250,000	244,539
Zoetis Inc.
4.70%	02/01/43	250,000	218,339
			208,382,168

Non-Agency Collateralized Mortgage Obligations—0.3%
Banc of America Commercial Mortgage Trust 2007-4
5.74%	02/10/51	190,326	198,012	(f)
Banc of America Commercial Mortgage Trust 2008-1
6.22%	02/10/51	625,721	662,642	(f)
COMM 2012-CR1 Mortgage Trust
3.39%	05/15/45	500,000	513,704
COMM 2013-CR11 Mortgage Trust
4.72%	10/10/46	1,000,000	1,081,550	(f)
COMM 2013-CR8 Mortgage Trust
3.61%	06/10/46	750,000	772,420	(f)
COMM 2015-PC1 Mortgage Trust
3.90%	07/10/50	500,000	514,753
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LD11
5.77%	06/15/49	870,000	887,188	(f)
JPMBB Commercial Mortgage Securities Trust 2013-C14
3.76%	08/15/46	750,000	780,631	(f)
Morgan Stanley Capital I Trust 2008-T29
6.27%	01/11/43	470,000	503,560	(f)
Wells Fargo Commercial Mortgage Trust 2012-LC5
4.69%	10/15/45	220,000	224,330	(f)
WF-RBS Commercial Mortgage Trust 2012-C10
2.88%	12/15/45	1,200,000	1,185,202
			7,323,992

Sovereign Bonds—0.4%
Government of Brazil
2.63%	01/05/23	250,000	190,000
5.88%	01/15/19	650,000	663,000
7.13%	01/20/37	250,000	215,625
Government of Chile
3.63%	10/30/42	350,000	304,500

Government of Colombia
4.38%	07/12/21	300,000	301,500
5.00%	06/15/45	250,000	208,750
6.13%	01/18/41	250,000	241,250
Government of Italy
5.38%	06/15/33	250,000	285,290
Government of Mexico
3.50%	01/21/21	250,000	253,750
4.75%	03/08/44	702,000	639,522
5.63%	01/15/17	1,000,000	1,039,000
5.75%	10/12/10	172,000	160,390
6.05%	01/11/40	130,000	142,350
Government of Panama
6.70%	01/26/36	250,000	296,875
Government of Peru
6.55%	03/14/37	297,000	343,035
7.35%	07/21/25	100,000	125,375
Government of Philippines
4.00%	01/15/21	500,000	541,057
7.75%	01/14/31	500,000	702,485
Government of Poland
3.00%	03/17/23	147,000	145,530
5.00%	03/23/22	500,000	554,375
6.38%	07/15/19	74,000	84,545
Government of South Africa
5.38%	07/24/44	250,000	225,000
Government of Turkey
3.25%	03/23/23	500,000	458,028
4.88%	04/16/43	500,000	440,000
5.75%	03/22/24	250,000	264,130
6.75%	04/03/18	500,000	538,000
7.38%	02/05/25	500,000	583,800
Government of Uruguay
4.50%	08/14/24	500,000	507,500
			10,454,662

Municipal Bonds and Notes—0.3%
American Municipal Power Inc.
6.27%	02/15/50	300,000	348,879
Bay Area Toll Authority
6.26%	04/01/49	250,000	336,925
Chicago Transit Authority
6.90%	12/01/40	250,000	290,555
City of New York
5.97%	03/01/36	250,000	308,057
City Public Service Board of San Antonio
5.72%	02/01/41	200,000	245,984
Commonwealth of Massachusetts
4.50%	08/01/31	200,000	214,722
Dallas Area Rapid Transit
5.02%	12/01/48	150,000	177,509
6.00%	12/01/44	100,000	130,559
East Bay Municipal Utility District
5.87%	06/01/40	100,000	124,852
Los Angeles Department of Water & Power
6.57%	07/01/45	100,000	136,432
6.60%	07/01/50	90,000	122,719

Los Angeles Unified School District
5.76%	07/01/29	160,000	190,650
Metropolitan Transportation Authority
6.81%	11/15/40	250,000	331,165
Municipal Electric Authority of Georgia
6.64%	04/01/57	250,000	300,028
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	320,000	335,334
New York City Water & Sewer System
6.01%	06/15/42	250,000	325,757
North Texas Tollway Authority
6.72%	01/01/49	100,000	137,764
Port Authority of New York & New Jersey
4.46%	10/01/62	200,000	192,214
5.31%	08/01/46	200,000	211,352
San Diego County Water Authority Financing Corp.
6.14%	05/01/49	200,000	260,710
South Carolina State Public Service Authority
6.45%	01/01/50	150,000	187,886
State Board of Administration Finance Corp.
3.00%	07/01/20	100,000	101,352
State of California
5.70%	11/01/21	705,000	827,035
7.55%	04/01/39	200,000	290,502
State of Illinois
5.10%	06/01/33	800,000	756,520
State of Texas
5.52%	04/01/39	200,000	250,118
Texas Transportation Commission
5.03%	04/01/26	100,000	114,352
University of California
4.60%	05/15/31	100,000	106,589
4.77%	05/15/15	100,000	94,801
6.58%	05/15/49	100,000	129,193
University of North Carolina at Chapel Hill
3.85%	12/01/34	200,000	208,602
University of Texas System
4.79%	08/15/46	125,000	142,525
			7,931,642

FNMA (TBA)—0.0% *
Lehman TBA
5.50%	TBA	403,163	22,174	(d,h)

Total Bonds and Notes
(Cost $749,556,085)			743,656,756

Total Investments in Securities
(Cost $2,076,711,155)			2,276,199,945

Short-Term Investments—7.7%
State Street Institutional U.S. Government Money Market Fund - Premier Class 0.09%
(Cost $188,563,850)			188,563,850	(i,j,k)

Total Investments
(Cost $2,265,275,005)			2,464,763,795

Liabilities in Excess of Other Assets, net—(1.0)%			(23,456,014)

NET ASSETS—100.0%			$2,441,307,781

Other Information:

The Fund had the following long futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
MSCI EAFE Mini Index Futures	March 2016	37	$3,141,670	$(19,751)
MSCI Emerging Market Mini Futures	March 2016	21	826,875	(1,928)
Russell 2000 Mini Index Futures	March 2016	3	339,450	(2,819)
S&P 500 Emini Index Futures	March 2016	110	11,194,700	(82,528)
S&P Mid 400 Emini Index Futures	March 2016	1	139,350	(1,482)

				$(108,508)

The Fund had the following short futures contracts open at December 31, 2015:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
S&P 500 Emini Index Futures	March 2016	529	$(53,836,330)	$(683,685)

				$(792,193)

The Fund was invested in the following countries/territories at December 31, 2015:

Country/Territory	Percentage (based on Fair Value)
United States	72.35%
Japan	4.28%
United Kingdom	3.92%
Switzerland	1.94%
France	1.89%
Germany	1.80%
Canada	1.77%
China	1.33%
Australia	1.33%
South Korea	0.80%
Netherlands	0.68%
Taiwan	0.61%
Hong Kong	0.61%
Spain	0.60%
Ireland	0.54%
Sweden	0.51%
India	0.44%
Italy	0.42%
Mexico	0.41%
Denmark	0.34%
South Africa	0.34%
Brazil	0.34%
Supranational	0.32%
Singapore	0.30%
Belgium	0.26%
Russian Federation	0.17%
Malaysia	0.17%
Turkey	0.16%
Finland	0.16%

Israel	0.13%
Indonesia	0.13%
Norway	0.12%
Philippines	0.12%
Thailand	0.10%
Poland	0.10%
Chile	0.08%
Colombia	0.07%
Qatar	0.05%
United Arab Emirates	0.04%
Austria	0.03%
Peru	0.03%
Luxembourg	0.03%
Portugal	0.03%
Cayman Islands	0.02%
New Zealand	0.02%
Uruguay	0.02%
Greece	0.02%
Panama	0.01%
Bermuda	0.01%
Hungary	0.01%
Guernsey	0.01%
Czech Republic	0.01%
Egypt	0.01%
Malta	0.01%
Puerto Rico	0.00	%***
Monaco	0.00	%***
United States Virgin Islands	0.00	%***
Jersey	0.00	%***
Bahamas	0.00	%***

	100.00%

The Fund’s % share of investment in the various categories, based on Fair Value, is as follows at December 31, 2015 (unaudited):

Industry	Domestic	Foreign	Total
Diversified Banks	1.75%	3.37%	5.12%
Pharmaceuticals	1.95%	2.01%	3.96%
Integrated Oil & Gas	1.06%	0.94%	2.00%
Internet Software & Services	1.51%	0.35%	1.86%
Technology Hardware, Storage & Peripherals	1.42%	0.42%	1.84%
Biotechnology	1.32%	0.20%	1.52%
Integrated Telecommunication Services	0.82%	0.66%	1.48%
Packaged Foods & Meats	0.59%	0.71%	1.30%
Industrial Conglomerates	0.90%	0.40%	1.30%
Systems Software	1.17%	0.04%	1.21%
Aerospace & Defense	0.95%	0.25%	1.20%
Semiconductors	0.71%	0.46%	1.17%
Automobile Manufacturers	0.20%	0.87%	1.07%
Electric Utilities	0.62%	0.42%	1.04%
Life & Health Insurance	0.30%	0.67%	0.97%
Data Processing & Outsourced Services	0.84%	0.10%	0.94%
Healthcare Equipment	0.53%	0.39%	0.92%
Household Products	0.68%	0.22%	0.90%
Tobacco	0.56%	0.34%	0.90%
Internet Retail	0.78%	0.04%	0.82%

Soft Drinks	0.70%	0.07%	0.77%
Regional Banks	0.40%	0.30%	0.70%
Oil & Gas Exploration & Production	0.49%	0.21%	0.70%
IT Consulting & Other Services	0.33%	0.34%	0.67%
Multi-Line Insurance	0.22%	0.44%	0.66%
Multi-Utilities	0.41%	0.23%	0.64%
Restaurants	0.50%	0.14%	0.64%
Communications Equipment	0.50%	0.13%	0.63%
Industrial Machinery	0.22%	0.41%	0.63%
Multi-Sector Holdings	0.49%	0.12%	0.61%
Wireless Telecommunication Services	0.00%	0.59%	0.59%
Movies & Entertainment	0.52%	0.06%	0.58%
Property & Casualty Insurance	0.25%	0.33%	0.58%
Application Software	0.33%	0.25%	0.58%
Cable & Satellite	0.38%	0.18%	0.56%
Railroads	0.25%	0.30%	0.55%
Asset Management & Custody Banks	0.42%	0.10%	0.52%
Managed Healthcare	0.49%	0.02%	0.51%
Home Improvement Retail	0.47%	0.01%	0.48%
Investment Banking & Brokerage	0.34%	0.13%	0.47%
Hypermarkets & Super Centers	0.33%	0.13%	0.46%
Apparel, Accessories & Luxury Goods	0.13%	0.32%	0.45%
Specialty Chemicals	0.19%	0.25%	0.44%
Retail REITs	0.23%	0.20%	0.43%
Food Retail	0.11%	0.32%	0.43%
Diversified Chemicals	0.25%	0.17%	0.42%
Personal Products	0.04%	0.37%	0.41%
Brewers	0.03%	0.36%	0.39%
Oil & Gas Equipment & Services	0.32%	0.06%	0.38%
Apparel Retail	0.21%	0.17%	0.38%
Oil & Gas Refining & Marketing	0.22%	0.15%	0.37%
Specialized Finance	0.22%	0.15%	0.37%
Auto Parts & Equipment	0.07%	0.30%	0.37%
Drug Retail	0.35%	0.01%	0.36%
Electrical Components & Equipment	0.18%	0.17%	0.35%
Specialized REITs	0.35%	0.00%	0.35%
Consumer Finance	0.29%	0.04%	0.33%
Air Freight & Logistics	0.25%	0.07%	0.32%
Diversified Real Estate Activities	0.00%	0.32%	0.32%
Airlines	0.23%	0.08%	0.31%
Diversified Metals & Mining	0.03%	0.27%	0.30%
Trading Companies & Distributors	0.05%	0.24%	0.29%
Healthcare Services	0.18%	0.10%	0.28%
Life Sciences Tools & Services	0.24%	0.04%	0.28%
Oil & Gas Storage & Transportation	0.14%	0.13%	0.27%
Fertilizers & Agricultural Chemicals	0.13%	0.13%	0.26%
Electronic Components	0.07%	0.19%	0.26%
Healthcare Distributors	0.23%	0.02%	0.25%
Construction & Engineering	0.03%	0.21%	0.24%
Construction Machinery & Heavy Trucks	0.14%	0.09%	0.23%
Commodity Chemicals	0.06%	0.17%	0.23%
Industrial Gases	0.13%	0.09%	0.22%
Diversified Capital Markets	0.00%	0.22%	0.22%
Hotels, Resorts & Cruise Lines	0.15%	0.07%	0.22%
Construction Materials	0.04%	0.18%	0.22%
General Merchandise Stores	0.17%	0.04%	0.21%

Distillers & Vintners	0.07%	0.14%	0.21%
Footwear	0.16%	0.04%	0.20%
Building Products	0.03%	0.17%	0.20%
Gas Utilities	0.03%	0.16%	0.19%
Residential REITs	0.16%	0.02%	0.18%
Semiconductor Equipment	0.08%	0.09%	0.17%
Automotive Retail	0.14%	0.03%	0.17%
Broadcasting	0.08%	0.09%	0.17%
Research & Consulting Services	0.09%	0.08%	0.17%
Office REITs	0.10%	0.06%	0.16%
Steel	0.03%	0.13%	0.16%
Electronic Equipment & Instruments	0.02%	0.13%	0.15%
Department Stores	0.05%	0.10%	0.15%
Publishing	0.01%	0.14%	0.15%
Advertising	0.06%	0.09%	0.15%
Home Building	0.06%	0.08%	0.14%
Health Care REITs	0.14%	0.00%	0.14%
Diversified REITs	0.00%	0.14%	0.14%
Reinsurance	0.00%	0.14%	0.14%
Healthcare Facilities	0.08%	0.05%	0.13%
Healthcare Supplies	0.03%	0.10%	0.13%
Real Estate Development	0.00%	0.13%	0.13%
Consumer Electronics	0.01%	0.12%	0.13%
Electronic Manufacturing Services	0.00%	0.13%	0.13%
Home Entertainment Software	0.08%	0.04%	0.12%
Paper Packaging	0.08%	0.03%	0.11%
Insurance Brokers	0.06%	0.05%	0.11%
Environmental & Facilities Services	0.08%	0.03%	0.11%
Gold	0.02%	0.08%	0.10%
Casinos & Gaming	0.01%	0.09%	0.10%
Thrifts & Mortgage Finance	0.00%	0.10%	0.10%
Tires & Rubber	0.02%	0.08%	0.10%
Specialty Stores	0.07%	0.03%	0.10%
Human Resource & Employment Services	0.02%	0.07%	0.09%
Agricultural & Farm Machinery	0.05%	0.04%	0.09%
Leisure Products	0.03%	0.06%	0.09%
Industrial REITs	0.04%	0.05%	0.09%
Diversified Support Services	0.02%	0.06%	0.08%
Real Estate Operating Companies	0.00%	0.08%	0.08%
Security & Alarm Services	0.04%	0.04%	0.08%
Heavy Electrical Equipment	0.00%	0.07%	0.07%
Agricultural Products	0.04%	0.03%	0.07%
Highways & Railtracks	0.00%	0.07%	0.07%
Independent Power Producers & Energy Traders	0.02%	0.05%	0.07%
Paper Products	0.00%	0.06%	0.06%
Household Appliances	0.02%	0.04%	0.06%
Home Furnishings	0.03%	0.03%	0.06%
Alternative Carriers	0.03%	0.03%	0.06%
Other Diversified Financial Services	0.00%	0.06%	0.06%
Airport Services	0.00%	0.06%	0.06%
Marine	0.00%	0.05%	0.05%
Hotel & Resort REITs	0.05%	0.00%	0.05%
Healthcare Technology	0.04%	0.01%	0.05%
Trucking	0.02%	0.03%	0.05%
Metal & Glass Containers	0.04%	0.01%	0.05%
Food Distributors	0.04%	0.01%	0.05%
Water Utilities	0.00%	0.05%	0.05%

Oil & Gas Drilling	0.01%	0.04%	0.05%
Computer & Electronics Retail	0.03%	0.01%	0.04%
Distributors	0.04%	0.00%	0.04%
Aluminum	0.03%	0.01%	0.04%
Motorcycle Manufacturers	0.02%	0.02%	0.04%
Home Furnishing Retail	0.02%	0.02%	0.04%
Leisure Facilities	0.01%	0.02%	0.03%
Office Services & Supplies	0.01%	0.02%	0.03%
Housewares & Specialties	0.03%	0.00%	0.03%
Coal & Consumable Fuels	0.00%	0.03%	0.03%
Marine Ports & Services	0.00%	0.03%	0.03%
Real Estate Services	0.02%	0.01%	0.03%
Commercial Printing	0.00%	0.03%	0.03%
Education Services	0.00%	0.03%	0.03%
Technology Distributors	0.00%	0.03%	0.03%
Mortgage REITs	0.03%	0.00%	0.03%
Specialized Consumer Services	0.03%	0.00%	0.03%
Renewable Electricity	0.00%	0.02%	0.02%
Forest Products	0.00%	0.01%	0.01%
Textiles	0.00%	0.01%	0.01%
Precious Metals & Minerals	0.00%	0.01%	0.01%
Silver	0.00%	0.01%	0.01%
Catalog Retail	0.00%	0.00%	0.00	%***

			62.18%

Sector	Percentage (based on Fair Value)
U.S. Treasuries	10.85%
Agency Mortgage Backed	9.48%
Corporate Notes	8.45%
Sovereign Bonds	0.42%
Municipal Bonds and Notes	0.32%
Non-Agency Collateralized Mortgage Obligations	0.30%
Agency Collateralized Mortgage Obligations	0.19%
Asset Backed	0.12%
U.S. Government Sponsored Agencies	0.04%
FNMA (TBA)	0.00	%***

	30.17%

Short-Term Investments
Short-Term Investments	7.65%

	7.65%

	100.00%

Notes to Schedules of Investments December 31, 2015

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Fund’s future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Fund’s summary prospectus and statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(c)	General Electric Co. is the parent company of GEAM, the Fund’s investment adviser.

(d)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Fund’s Board of Directors.

(e)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to $3,004,369 or 0.12% of the net assets of the GE Investments Total Return Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Directors.

(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2015.

(g)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(h)	Security is in default.

(i)	Coupon amount represents effective yield.

(j)	At December 31, 2015, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(k)	Sponsored by SSGA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

†	Percentages are based on net assets as of December 31, 2015.
*	Less than 0.05%.
**	Amount is less than $0.50.
***	Less than 0.005%.

Abbreviations:

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

NVDR	Non-Voting Depositary Receipt

REIT	Real Estate Investment Trust

TBA	To Be Announced

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

GE Investments Funds, Inc:

We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Total Return Fund (the “Fund”), a series of GE Investments Funds, Inc., as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended (collectively, the “financial statements”), the financial highlights for each of the years in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments as of December 31, 2015 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights and schedule of investments are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights and schedule of investments based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments referred to above present fairly, in all material respects, the financial position of Total Return Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts

February 19, 2016

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE Investments Funds, Inc.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, GE Investments Funds, Inc.

Date: February 18, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jeanne M. La Porta
Jeanne M. La Porta
President, GE Investments Funds, Inc.

Date: February 18, 2016

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE Investments Funds, Inc.

Date: February 18, 2016